UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21038

MLIG Variable Insurance Trust
(Exact name of registrant as specified in charter)

1700 Merrill Lynch Drive, Pennington, NJ 08534
(Address of principal executive offices) (Zip code)

Lori Salvo
1700 Merrill Lynch Drive
Pennington, NJ 08534
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 609-274-5392

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 to December 31, 2008

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

          MLIG Variable
          Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Davis Large Cap Value Portfolio
Roszel/BlackRock Equity Dividend Portfolio
Roszel/Fayez Sarofim Large Cap Core Portfolio
Roszel/AllianceBernstein Large Cap Core Portfolio
Roszel/Loomis Sayles Large Cap Growth Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Allianz NFJ Mid Cap Value Portfolio
Roszel/Cadence Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Delaware Small-Mid Cap Growth Portfolio
Roszel/Lazard International Portfolio
Roszel/JPMorgan International Equity Portfolio
Roszel/Lord Abbett Government Securities Portfolio
Roszel/BlackRock Fixed-Income Portfolio

Annual Report
December 31, 2008

To Our Shareholders:

The memories of a few readers may extend back to the events of the 1930s, but for the vast majority of us 2008 brought the most severe economic, financial and market dislocations in our experience. Around the globe, the impairment of banks and other financial intermediaries, the consequence of a glut of lending gone bad, resulted in widespread failures of financial institutions and attempts by virtually every government to backstop its own financial sector and help stabilize the world’s financial system. The contraction in households’ net worth from falling real estate and investment values led to a precipitous drop in consumer spending. The sharp fall in this primary driver of economic activity damaged corporate earnings. Combined with less available and more expensive credit, the results were falling business investment and massive job losses. The impact of these events on the prices of stocks, bonds and other financial assets has been extreme. Even commodity prices, which reached record highs in July, declined precipitously as demand collapsed. Crude oil dropped from a high of $145 per barrel in July to $45 at year end.

In 2008, investors of all types, forced to raise cash, to deleverage or simply wanting to reduce portfolio risk, became substantial and sustained sellers of financial assets. U.S. stocks, represented by the S&P 500, suffered a -37.0% loss for the year. The sharpest losses occurred in the aftermath of the September collapse of Lehman Brothers, as uncertainty about the stability of the financial system became rampant. Because of such concerns, financial stocks were the worst performers in 2008 (S&P 500 Financials -57.0%). Consumer staples stocks performed best, but even these defensive stocks with more reliable earnings declined substantially (S&P 500 Consumer Staples -17.7%). Company size and investment style mattered relatively little. The Russell Top 200 index (the largest 200 companies in the Russell 3000 index of U.S. stocks) fell -36.8%, and the Russell 2000 index (the 2000 smallest) fell -33.8%. Growth stocks (Russell 3000 Growth index) dropped -38.4%, and value stocks (Russell 3000 Value index) dropped -36.3%.

Non-U.S. stocks also performed poorly, because of the global nature of both the financial crisis and the economic slowdown. In fact, because the U.S. is perceived as a safe haven in troubled times, the U.S. dollar was strong and overseas stock markets generally performed worse than the U.S. The MSCI EAFE developed markets index slumped -43.1%. Emerging markets, perceived as even higher risk, performed worst of all with the MSCI Emerging Markets index falling -53.2%.

The losses experienced by banks and other financial companies significantly reduced their capital and, consequently, their ability to make loans. The monetary authorities worldwide have sought to mitigate the credit crunch by pumping liquidity into the financial system in the form of cheaper money and special government-to-bank lending facilities. In the U.S., the Federal Reserve reduced the Fed Funds target rate from 4.25% to 0.25% at year end. Combined with investors’ flight to quality, this Fed action reduced interest rates on U.S. government securities significantly, making such investments the top performers of 2008. The ML Treasury Master Bond index returned 14.0% as the yield on the 10-year U.S. Treasury bond declined from 4.0% to 2.2%. Other segments of the bond market were not as strong, but bonds still handily outperformed equities. Investment grade U.S. bonds (ML Domestic Master Bond index) returned 6.2% and high quality mortgage securities (ML Mortgage Master) returned 8.3%. Because of concerns about deteriorating credit quality and rising default risk, corporate bonds (ML Corporate Master) lost -6.8%, and high yield bonds (ML High Yield Master) dropped -26.4%. Three-month Treasury Bills returned 1.5%.

A credit contraction of the present scale generates negative feedback effects. Credit losses shrink balance sheets, which reduces credit availability, which slows economic activity, which reduces incomes, which increases credit losses… Though governments around the world are trying to contain the financial crisis, they cannot simply fix it. Credit losses within the global financial system far outstrip the magnitude of government intervention. It remains unclear how deep or how long-lasting this contraction will prove to be.

To get an understanding of how each Portfolio’s sub-adviser has attempted to deal with this challenging environment, please review the individual discussions following this letter.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta President and Chief Investment Officer	Deborah J. Adler President

____________________

     The views expressed in the “Portfolio Manager’s Commentary” for each Portfolio of the Trust are those of the Portfolio’s sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2008, and may have changed since that date.
     In addition to historical information, the Portfolio Manager’s Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.
     Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager’s Commentary, Performance Information, Portfolio
     Summary and Schedule of Investments:

Notes to Performance Information	4

About Your Portfolio’s Expenses	5

Roszel/Lord Abbett Large Cap Value Portfolio	7
Roszel/Davis Large Cap Value Portfolio	11
Roszel/BlackRock Equity Dividend Portfolio	15
Roszel/Fayez Sarofim Large Cap Core Portfolio	19
Roszel/AllianceBernstein Large Cap Core Portfolio	24
Roszel/Loomis Sayles Large Cap Growth Portfolio	29
Roszel/Rittenhouse Large Cap Growth Portfolio	34
Roszel/Marsico Large Cap Growth Portfolio	38
Roszel/Allianz NFJ Mid Cap Value Portfolio	42
Roszel/Cadence Mid Cap Growth Portfolio	46
Roszel/NWQ Small Cap Value Portfolio	51
Roszel/Delaware Small-Mid Cap Growth Portfolio	55
Roszel/Lazard International Portfolio	59
Roszel/JPMorgan International Equity Portfolio	63
Roszel/Lord Abbett Government Securities Portfolio	67
Roszel/BlackRock Fixed-Income Portfolio	71

Statements of Assets and Liabilities	78

Statements of Operations	82

Statements of Changes in Net Assets	86

Financial Highlights	94

Notes to Financial Statements	103

Report of Independent Registered Public Accounting Firm	114

Approval of Investment Advisory Contracts	115

Trust Management	124

Federal Tax Information (Unaudited)	127

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust, as shown on the following pages, compares each Portfolio’s performance to that of one or more broad-based securities indices. The indices are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. (“MSCI”) EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust About Your Portfolio’s Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners (“contract investment options”). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges (“contract fees and charges”). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period.

	Beginning	Ending		Annualized
	Account	Account	Expenses Paid	Six-Month
	Value	Value	During Period*	Expense
Fund	7/1/08	12/31/08	7/1/08 - 12/31/08	Ratio
Roszel/Lord Abbett Large Cap
Value Portfolio	$1,000	$758.10	$4.86	1.10%
Roszel/Davis Large Cap
Value Portfolio	1,000	694.20	4.68	1.10
Roszel/BlackRock Equity
Dividend Portfolio	1,000	729.60	4.78	1.10
Roszel/Fayez Sarofim Large Cap
Core Portfolio	1,000	705.40	4.72	1.10
Roszel/AllianceBernstein Large Cap
Core Portfolio	1,000	609.60	4.45	1.10
Roszel/Loomis Sayles Large Cap
Growth Portfolio	1,000	567.80	4.34	1.10
Roszel/Rittenhouse Large Cap
Growth Portfolio	1,000	713.20	4.74	1.10
Roszel/Marsico Large Cap
Growth Portfolio	1,000	659.40	4.59	1.10
Roszel/Allianz NFJ Mid Cap
Value Portfolio	1,000	668.70	4.61	1.10
Roszel/Cadence Mid Cap
Growth Portfolio	1,000	589.50	4.40	1.10
Roszel/NWQ Small Cap
Value Portfolio	1,000	589.20	4.58	1.15
Roszel/Delaware Small-Mid Cap
Growth Portfolio	1,000	611.60	4.66	1.15
Roszel/Lazard
International Portfolio	1,000	720.60	4.97	1.15
Roszel/JPMorgan International
Equity Portfolio	1,000	648.80	4.77	1.15
Roszel/Lord Abbett Government
Securities Portfolio	1,000	1,082.30	4.97	0.95
Roszel/BlackRock
Fixed-Income Portfolio	1,000	1,008.40	4.80	0.95
____________________

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During Period” are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MLIG Variable Insurance Trust About Your Portfolio’s Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning	Ending		Annualized
	Account	Account	Expenses Paid	Six-Month
	Value	Value	During Period*	Expense
Fund	7/1/08	12/31/08	7/1/08 - 12/31/08	Ratio
Roszel/Lord Abbett Large Cap
Value Portfolio	$1,000	$1,019.61	$5.58	1.10%
Roszel/Davis Large Cap
Value Portfolio	1,000	1,019.61	5.58	1.10
Roszel/BlackRock Equity
Dividend Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Fayez Sarofim Large Cap
Core Portfolio	1,000	1,019.61	5.58	1.10
Roszel/AllianceBernstein Large Cap
Core Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Loomis Sayles Large Cap
Growth Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Rittenhouse Large Cap
Growth Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Marsico Large Cap
Growth Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Allianz NFJ Mid Cap
Value Portfolio	1,000	1,019.61	5.58	1.10
Roszel/Cadence Mid Cap
Growth Portfolio	1,000	1,019.61	5.58	1.10
Roszel/NWQ Small Cap
Value Portfolio	1,000	1,019.36	5.84	1.15
Roszel/Delaware Small-Mid Cap
Growth Portfolio	1,000	1,019.36	5.84	1.15
Roszel/Lazard
International Portfolio	1,000	1,019.36	5.84	1.15
Roszel/JPMorgan International
Equity Portfolio	1,000	1,019.36	5.84	1.15
Roszel/Lord Abbett Government
Securities Portfolio	1,000	1,020.36	4.82	0.95
Roszel/BlackRock
Fixed-Income Portfolio	1,000	1,020.36	4.82	0.95
____________________

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During Period” are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     With the U.S. economy softening and credit fears deepening throughout 2008, just about every asset class, except Treasuries, suffered. The average ‘BAA’ U.S. corporate bond fell approximately 15 percent, oil plummeted nearly 60 percent, and the S&P 500 Index declined roughly 40 percent. But as weak as the economic fundamentals remained by year-end, it became increasingly apparent that financial markets had discounted altogether too much pessimism. The ensuing reassessment, helped, no doubt, by the relief measures undertaken by the Federal Reserve Board (the Fed) and the Treasury, has begun to improve financial conditions, as is evidenced by the uptrend that developed in equity markets.

     Despite the marked sell-off suffered by equities during 2008, the year began with only modest losses—the S&P 500 was down just 11.4 percent (on a total return basis) in the eight months ended August 2008. However, the bankruptcy of U.S. investment bank Lehman Brothers in September sent the credit markets into a tailspin and intensified the selling of equities. In the credit markets, the spread between the three-month London Interbank Offering Rate (LIBOR) and three-month overnight indexed swap rates (OIS) measured 78 basis points (bps) in early September but Lehman’s failure on September 15 helped send the LIBOR/OIS spread to a record high of 364 bps by the end of September. And from the end of August 2008 to the market’s low on November 20, 2008, the S&P 500 sharply dropped 41.0 percent (on a total return basis).

     Fortunately, the actions taken by the Fed and the Treasury, including a reduction in the Fed Funds rate to a record low of 0.25 percent and the establishment of several special funding facilities, helped restore some semblance of confidence to the financial system, as stocks, bond prices, and most credit spreads began to recover in the final few months of 2008. The S&P 500 Index, for instance, finished the year approximately 19 percent above its November lows, and the LIBOR-OIS spread narrowed to 126 bps.

     For the year, the losses in the equity market were broad as every major equity investment style plummeted during 2008. At the margin, smaller capitalization companies outperformed their larger peers; small caps finished the year down about 33.1 percent, versus a loss of roughly 36.1 percent for large caps (on a total return basis). Small and mid cap value outperformed their “growthier” peers, while large cap growth eked out slightly better performance than the large cap value style of investing. As for sector performance, consumer staples, health care, and utilities (three sectors largely considered defensive) outperformed the others, on a relative basis, with losses of 16.1 percent, 23.4 percent, and 30.2 percent, respectively (on a total return basis). And it was the financial sector that paced the sell-off in equities with a total return meltdown of 56.6 percent.

Factors Affecting Portfolio Performance

     The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the twelve-month period ended December 31, 2008.

     Stock selection within the financial services sector was the largest contributor to relative performance during the period. A key contributor was Wells Fargo & Company, a bank holding company with a sizable residential mortgage business. The company was one of the few financial firms that showed a positive return during a tumultuous year for the financial industry, far outperforming its peers. In the past three quarters it reported better than expected earnings and it raised its dividend.

     Also contributing to relative performance was stock selection within the materials & processing sector. Agricultural processor Archer Daniels Midland Company rose sharply due to fourth quarter earnings results that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of the year.

     The Portfolio’s sizeable underweights within the utilities and the integrated oils sectors were the largest detractors from relative performance. Electric utilities performed well in a poor market, and international oil holdings held up even in the face of dramatically lower crude oil prices in the second half of the year.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lord Abbett & Co. LLC

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	(34.05)%	2.94%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Value Index	(36.85)%	1.60%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
JPMorgan Chase & Co.	5.1%
Wells Fargo & Co.	5.0
Bank of New York Mellon
Corp. (The)	4.8
Delta Air Lines, Inc.	3.2
General Electric Co.	3.0
Wal-Mart Stores, Inc.	2.8
Teva Pharmaceutical Industries
Ltd., ADR	2.6
Exxon Mobil Corp.	2.6
Kroger Co. (The)	2.6
Goldman Sachs Group, Inc. (The)	2.6
Total	34.3%

Percentage
Holdings by Sector	of Net Assets
Financials	33.7%
Consumer Staples	12.9
Health Care	10.5
Industrials	10.4
Energy	9.1
Consumer Discretionary	8.9
Information Technology	8.5
Telecommunication Services	1.7
Materials	1.6
Utilities	1.0
Other#	1.7
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—8.9%
Hotels, Restaurants & Leisure—0.3%
Carnival Corp.	392	$9,533
Internet & Catalog Retail—0.1%
Ticketmaster Entertainment, Inc.*	468	3,005
Multiline Retail—5.4%
J.C. Penney Co., Inc.	1,854	36,524
Kohl’s Corp.*	1,994	72,183
Target Corp.	2,370	81,836
		190,543
Specialty Retail—3.1%
Best Buy Co., Inc.	1,939	54,505
J. Crew Group, Inc.*	1,182	14,420
Lowe’s Cos, Inc.	1,945	41,857
		110,782
Total Consumer Discretionary		313,863

Consumer Staples—12.9%
Beverages—1.9%
Coca-Cola Enterprises, Inc.	5,558	66,863
Food & Staples Retailing—5.8%
CVS Caremark Corp.	504	14,485
Kroger Co. (The)	3,516	92,857
Wal-Mart Stores, Inc.	1,735	97,264
		204,606
Food Products—5.2%
Archer-Daniels-Midland Co.	2,585	74,526
Campbell Soup Co.	1,374	41,234
Kraft Foods, Inc. (Class A)	2,464	66,158
		181,918
Total Consumer Staples		453,387

Energy—9.1%
Energy Equipment & Services—1.5%
Schlumberger Ltd.	1,212	51,304
Oil, Gas & Consumable Fuels—7.6%
Chevron Corp.	824	60,951
El Paso Corp.	4,367	34,194
EOG Resources, Inc.	356	23,702
Exxon Mobil Corp.	1,165	93,002
Hess Corp.	504	27,035
XTO Energy, Inc.	824	29,062
		267,946
Total Energy		319,250

Financials—33.7%
Capital Markets—9.8%
Bank of New York Mellon
Corp. (The)	5,914	167,544
Charles Schwab Corp. (The)	1,900	30,723
Franklin Resources, Inc.	853	54,404
Goldman Sachs Group, Inc. (The)	1,085	91,563
		344,234
Commercial Banks—12.4%
BB&T Corp.	2,519	69,172
Fifth Third Bancorp	3,021	24,953
M & T Bank Corp.	284	16,304
PNC Financial Services Group, Inc.	1,530	74,970
SunTrust Banks, Inc.	999	29,510
U.S. Bancorp	855	21,384
Wells Fargo & Co.	5,950	175,406
Zions Bancorporation	901	22,084
		433,783
Consumer Finance—1.4%
Capital One Financial Corp.	1,591	50,737
Diversified Financial Services—5.7%
JPMorgan Chase & Co.	5,600	176,568
Moody’s Corp.	1,100	22,099
		198,667
Insurance—2.8%
ACE Ltd.	385	20,374
AON Corp.	1,740	79,483
		99,857
Real Estate Investment Trusts
(REITs)—1.6%
Annaly Capital Management,
Inc. REIT	3,495	55,466
Thrifts & Mortgage Finance—0.0%
Tree.com, Inc.*	78	203
Total Financials		1,182,947

Health Care—10.5%
Biotechnology—1.6%
Amgen, Inc.*	1,010	58,327
Health Care Equipment & Supplies—3.2%
Boston Scientific Corp.*	9,476	73,344
Covidien Ltd.	1,049	38,016
		111,360
Health Care Providers & Services—0.4%
Cardinal Health, Inc.	378	13,030
Pharmaceuticals—5.3%
Abbott Laboratories	1,619	86,406
Allergan, Inc.	170	6,854
Teva Pharmaceutical Industries
Ltd., ADR	2,189	93,186
		186,446
Total Health Care		369,163

Industrials—10.4%
Airlines—3.2%
Delta Air Lines, Inc.*	9,645	110,532
Building Products—0.4%
Masco Corp.	1,263	14,057
Commercial Services & Supplies—0.8%
Waste Management, Inc.	857	28,401

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Industrial Conglomerates—3.0%
General Electric Co.	6,575	$106,515
Machinery—1.9%
Caterpillar, Inc.	354	15,813
Eaton Corp.	1,035	51,450
		67,263
Road & Rail—1.1%
Hertz Global Holdings, Inc.*	7,161	36,306
Total Industrials		363,074

Information Technology—8.5%
Communications Equipment—1.5%
Qualcomm, Inc.	1,429	51,201
Computers & Peripherals—1.5%
Hewlett-Packard Co.	1,421	51,568
Internet Software & Services—0.5%
IAC/InterActiveCorp*	1,172	18,436
IT Services—0.7%
Western Union Co. (The)	1,800	25,812
Software—4.3%
Adobe Systems, Inc.*	811	17,266
Microsoft Corp.	2,450	47,628
Oracle Corp.*	4,945	87,675
		152,569
Total Information Technology		299,586

Materials—1.6%
Chemicals—1.2%
Praxair, Inc.	674	40,009
Metals & Mining—0.4%
Freeport-McMoran Cooper &
Gold, Inc.	584	14,273
Total Materials		54,282

Telecommunication Services—1.7%
Diversified Telecommunication
Services—1.7%
AT&T, Inc.	2,138	60,933
Utilities—1.0%
Electric Utilities—1.0%
Progress Energy, Inc.	833	33,195
Total Common Stocks
(Cost—$4,369,959)		3,449,680

	Principal
	Amount	Value
Short-Term Securities—0.9%
Repurchase Agreement**—0.9%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $32,772
(Cost—$32,772)	$32,772	$32,772
Total Investments—99.2%
(Cost $4,402,731)		3,482,452
Other Assets Less
Liabilities—0.8%		28,138
Net Assets—100.0%		$3,510,590
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     Every market sector within the Russell 1000 Value Index (“Index”) was down for the year. The sectors within the Index that turned in the weakest performance over the year were financials, materials, information technology, and industrials. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples and healthcare.

Factors Affecting Portfolio Performance

     For the year-ended December 31, 2008, the Portfolio decreased by 36.8% compared to its benchmark, the Russell 1000 Value Index, which decreased by 36.9%.

     The Portfolio’s financial companies outperformed the corresponding sector within the Index (down 47% versus down 52% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (32% versus 27% for the Index) detracted from both absolute and relative performance. American International Group, American Express, Berkshire Hathaway, Loews, and JPMorgan Chase were among the top detractors from performance. Wells Fargo was among the top contributors to the Portfolio’s performance.

     The second largest detractor from performance was energy companies. The Portfolio’s energy companies underperformed the corresponding sector within the Index (down 33% versus down 27%). A higher relative average weighting in this sector (20% versus 17% for the Index) contributed to relative performance. ConocoPhillips was among the top detractors from performance.

     The Portfolio’s relative performance was helped by having a higher relative average weighting in consumer staple companies (17% versus 9% for the Index). Unfortunately, the Portfolio’s consumer staple companies underperformed the corresponding sector within the Index (down 21% versus down 17%). Wal-Mart Stores were among the most important contributors to performance while Costco was among the most important detractors. The Portfolio no longer owns Wal-Mart Stores.

     The Portfolio’s relative performance was harmed by having a lower relative average weighting in healthcare companies (4% versus 10% for the Index). The Portfolio’s healthcare companies underperformed the corresponding sector within the Index (down 35% versus down 20%). Schering Plough was among the most important contributors to performance.

     H&R Block, a consumer discretionary company, was the single most important contributor to performance over the year.

     The Portfolio’s long-term focus usually results in low portfolio turnover. The Portfolio does not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio’s focus is deliberately on the future, considering each company’s long-term business fundamentals.

     Consistent with the low-turnover strategy, only four companies dropped out of the Portfolio’s top 10 holdings. Two of these holdings, Microsoft and American Express, are still among the Portfolio’s top 15 holdings. Of the four new additions to the Portfolio’s top 10 holdings, Wells Fargo, Comcast, and EOG Resources were among the Portfolio’s top 15 holdings at the beginning of the year.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Davis Selected Advisers L.P.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Davis Large Cap Value Portfolio	(36.83)%	0.12%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Value Index	(36.85)%	1.60%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Berkshire Hathaway, Inc.
(Class B)	5.7%
Costco Wholesale Corp.	5.5
JPMorgan Chase & Co.	5.5
Occidental Petroleum Corp.	4.7
ConocoPhillips	4.6
Philip Morris International, Inc.	3.9
Devon Energy Corp.	3.7
Wells Fargo & Co.	3.4
EOG Resources, Inc.	3.4
Comcast Corp. (Class A)	3.0
Total	43.4%

Percentage
Holdings by Sector	of Net Assets
Financials	27.7%
Energy	18.4
Consumer Staples	16.2
Consumer Discretionary	9.1
Information Technology	7.6
Health Care	4.4
Materials	3.1
Industrials	2.6
Other#	10.9
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—89.1%
Consumer Discretionary—9.1%
Automobiles—0.9%
Harley-Davidson, Inc.	690	$11,709
Diversified Consumer Services—1.9%
H&R Block, Inc.	1,020	23,174
Media—5.8%
Comcast Corp. (Class A)	2,310	37,307
Grupo Televisa SA, ADR	1,120	16,733
News Corp. (Class A)	2,090	18,998
		73,038
Specialty Retail—0.5%
Bed Bath & Beyond, Inc.*	235	5,974
Total Consumer Discretionary		113,895

Consumer Staples—16.2%
Beverages—1.8%
Diageo plc, ADR	410	23,263
Food & Staples Retailing—8.4%
Costco Wholesale Corp.	1,320	69,300
CVS Caremark Corp.	1,245	35,781
		105,081
Household Products—2.1%
Procter & Gamble Co.	420	25,965
Tobacco—3.9%
Philip Morris International, Inc.	1,120	48,731
Total Consumer Staples		203,040

Energy—18.4%
Energy Equipment & Services—0.7%
Transocean Ltd.*	184	8,694
Oil, Gas & Consumable Fuels—17.7%
Canadian Natural Resources Ltd.	420	16,792
ConocoPhillips	1,110	57,498
Devon Energy Corp.	710	46,654
EOG Resources, Inc.	630	41,945
Occidental Petroleum Corp.	980	58,790
		221,679
Total Energy		230,373

Financials—27.7%
Capital Markets—2.9%
Ameriprise Financial, Inc.	380	8,877
Bank of New York Mellon
Corp. (The)	950	26,913
		35,790
Commercial Banks—3.4%
Wells Fargo & Co.	1,440	42,451
Consumer Finance—3.0%
American Express Co.	2,000	37,100
Diversified Financial Services—6.4%
Citigroup, Inc.	420	2,818
JPMorgan Chase & Co.	2,160	68,105
Moody’s Corp.	460	9,242
		80,165
Insurance—12.0%
Berkshire Hathaway, Inc. (Class B)*	22	70,708
Loews Corp.	1,190	33,617
Progressive Corp. (The)	2,070	30,657
Transatlantic Holdings, Inc.	380	15,223
		150,205
Total Financials		345,711

Health Care—4.4%
Health Care Providers & Services—2.5%
Cardinal Health, Inc.	360	12,409
Express Scripts, Inc.*	120	6,598
UnitedHealth Group, Inc.	470	12,502
		31,509
Pharmaceuticals—1.9%
Johnson & Johnson	160	9,573
Schering-Plough Corp.	850	14,475
		24,048
Total Health Care		55,557

Industrials—2.6%
Commercial Services & Supplies—2.2%
Iron Mountain, Inc.*	1,125	27,821
Industrial Conglomerates—0.4%
Tyco International Ltd.	235	5,076
Total Industrials		32,897

Information Technology—7.6%
Communications Equipment—0.7%
Cisco Systems, Inc.*	500	8,150
Computers & Peripherals—1.4%
Hewlett-Packard Co.	500	18,145
Electronic Equipment, Instruments &
Components—1.1%
Agilent Technologies, Inc.*	530	8,284
Tyco Electronics Ltd.	315	5,106
		13,390
Internet Software & Services—0.5%
Google, Inc. (Class A)*	20	6,153
Semiconductors & Semiconductor
Equipment—1.6%
Texas Instruments, Inc.	1,280	19,866
Software—2.3%
Microsoft Corp.	1,500	29,160
Total Information Technology		94,864

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Materials—3.1%
Construction Materials—1.2%
Vulcan Materials Co.	210	$14,612
Containers & Packaging—1.9%
Sealed Air Corp.	1,620	24,203
Total Materials		38,815

Total Common Stocks
(Cost—$1,492,257)		1,115,152

	Principal
	Amount
Short-Term Securities—3.4%
Repurchase Agreement**—3.4%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $41,968
(Cost—$41,968)	$41,968	$41,968
Total Investments—92.5%
(Cost $1,534,225)		1,157,120
Other Assets Less
Liabilities—7.5%		93,245
Net Assets—100.0%		$1,250,365
____________________

*	Non-income producing security.
**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Equity Dividend Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     During the second half of 2008, we have continued to see extensive market volatility and uncertainty. 2007’s only two negative sectors, consumer discretionary and financials, remain weak and insecure based on fundamentals; however, sector performance still proves disparate and the relative strength in consumer staples, Telecom and utilities may suggest that dividends, balance sheets and more stable companies are starting to be recognized. Put another way, sector overweights and underweights may matter less going forward than earnings stability, balance sheet strength and cash returns to shareholders through dividends.

     For the year, most major indices were down anywhere from 35% to 60%; while some were posting even larger losses. The Portfolio’s strategy has not been immune to the markets; however, it has held up better than many funds considered to be peers. Nevertheless, the view is that relative returns become less important with each downward tick in the market, and we are increasingly less satisfied with negative returns. While the past year has afforded us more instability and ambiguity than most would care to remember, we look forward to the coming year and whatever challenges or remediation it has to offer.

Factors Affecting Portfolio Performance

     For the year ended December 31, 2008, the Portfolio underperformed its benchmark, the Russell 1000 Value Index. There are several factors, both positive and negative, that effected overall relative performance during the year. Despite underperforming the benchmark for the year, the Portfolio was helped by a large underweight and stock selection in financials (Wells Fargo, US Bancorp and JP Morgan), stock selection in the information technology (Hewlett-Packard and IBM) and telecommunications sectors (Verizon and AT&T); and the combination of an underweight and individual selection in the consumer discretionary sector (McDonald’s and McGraw-Hill Cos.) Additionally, as a result of the current market environment, the Portfolio slowly increased its consumer staples and healthcare weightings during the period, gradually adding to more defensively-natured positions.

     For the year ended December 31, 2008, the Portfolio was hurt by stock selection in the energy sector (Consol Energy, Peabody Energy, Marathon Oil and Halliburton), a large overweight in the materials sector and a moderate underweight in the healthcare sector. Portfolio changes throughout the period to avoid more vulnerable sectors included growing the consumer discretionary underweight, bringing the energy sector exposure from a moderate overweight to market-weight, and decreasing the more heavily overweighted materials position.

     At the end of the year, the Portfolio remained positioned to capitalize on global growth and demand trends, overweighting sectors that are currently exposed to industrialization and urbanization abroad. We believe that going into 2009, sector allocation and rotation will ultimately be less important than the quality of reported earnings and balance sheet strength. Companies whose management has articulated clear, conservative strategies to manage cash and new projects should be able to maintain their business models and be better prepared for a global economic slowdown. Our view is that companies will, in all likelihood, remain guarded in their outlooks for this earnings season. There may not be much clarity through the first quarter and its earnings season, as corporations look for ways to refine, restructure and revamp their business segments and preserve operating margins. As we begin 2009, our focus will be on high quality investments. Quality in this market equates to dividends, a continuing ability to pay dividends, and - especially with all revenues slowing - low cost of production.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Equity Dividend Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/BlackRock Equity Dividend Portfolio§	(41.52)%	(0.73)%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Value Index	(36.85)%	1.60%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.
§	On August 1, 2008, the name was changed from Roszel/BlackRock Relative Value Portfolio to Roszel/BlackRock Equity Dividend Portfolio.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Exxon Mobil Corp.	3.5%
Verizon Communications, Inc.	3.0
Wells Fargo & Co.	2.9
Procter & Gamble Co.	2.8
AT&T, Inc.	2.8
JPMorgan Chase & Co.	2.6
Chevron Corp.	2.4
Total SA, ADR	2.3
Raytheon Co.	2.2
Travelers Cos, Inc. (The)	2.2
Total	26.7%

Percentage
Holdings by Sector	of Net Assets
Energy	18.0%
Financials	12.9
Consumer Staples	11.8
Industrials	10.4
Utilities	9.9
Materials	8.1
Telecommunication Services	6.8
Health Care	5.4
Information Technology	2.5
Consumer Discretionary	2.3
Other#	11.9
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—88.1%
Consumer Discretionary—2.3%
Hotels, Restaurants & Leisure—1.9%
McDonald’s Corp.	800	$49,752
Media—0.4%
CBS Corp. (Class B)	1,300	10,647
Total Consumer Discretionary		60,399
Consumer Staples—11.8%
Beverages—1.6%
Diageo plc, ADR	760	43,123
Food & Staples Retailing—1.4%
Wal-Mart Stores, Inc.	690	38,681
Food Products—1.7%
Unilever NV	1,800	44,190
Household Products—5.4%
Clorox Co.	680	37,781
Kimberly-Clark Corp.	620	32,699
Procter & Gamble Co.	1,210	74,802
		145,282
Tobacco—1.7%
Philip Morris International, Inc.	1,020	44,380
Total Consumer Staples		315,656

Energy—18.0%
Energy Equipment & Services—1.9%
Diamond Offshore Drilling, Inc.	310	18,271
Halliburton Co.	770	13,999
Schlumberger Ltd.	430	18,202
		50,472
Oil, Gas & Consumable Fuels—16.1%
BP plc, ADR	590	27,577
Cameco Corp.	1,240	21,390
Chevron Corp.	880	65,094
ConocoPhillips	680	35,224
Consol Energy, Inc.	730	20,863
Enbridge, Inc.	670	21,755
Exxon Mobil Corp.	1,180	94,199
Marathon Oil Corp.	990	27,086
Occidental Petroleum Corp.	730	43,793
Peabody Energy Corp.	650	14,787
Total SA, ADR	1,100	60,830
		432,598
Total Energy		483,070

Financials—12.9%
Commercial Banks—5.3%
Bank of Nova Scotia	880	23,936
U.S. Bancorp	1,585	39,641
Wells Fargo & Co.	2,640	77,827
		141,404
Diversified Financial Services—4.0%
Bank of America Corp.	2,580	36,326
JPMorgan Chase & Co.	2,220	69,997
		106,323
Insurance—3.6%
Chubb Corp.	770	39,270
Travelers Cos, Inc. (The)	1,300	58,760
		98,030
Total Financials		345,757

Health Care—5.4%
Pharmaceuticals—5.4%
Abbott Laboratories	770	41,095
Bristol-Myers Squibb Co.	1,650	38,363
Johnson & Johnson	210	12,564
Merck & Co., Inc.	820	24,928
Pfizer, Inc.	1,620	28,690
Total Health Care		145,640

Industrials—10.4%
Aerospace & Defense—6.3%
General Dynamics Corp.	780	44,920
Northrop Grumman Corp.	540	24,322
Raytheon Co.	1,170	59,717
United Technologies Corp.	750	40,200
		169,159
Industrial Conglomerates—1.7%
General Electric Co.	2,790	45,198
Machinery—2.4%
Caterpillar, Inc.	670	29,929
Deere & Co.	910	34,871
		64,800
Total Industrials		279,157

Information Technology—2.5%
Computers & Peripherals—2.5%
Hewlett-Packard Co.	940	34,113
International Business
Machines Corp.	400	33,664
Total Information Technology		67,777

Materials—8.1%
Chemicals—3.8%
EI Du Pont de Nemours & Co.	1,650	41,745
Praxair, Inc.	570	33,835
Rohm & Haas Co.	440	27,188
		102,768
Metals & Mining—2.9%
BHP Billiton Ltd., ADR	1,275	54,698
Rio Tinto plc, ADR	240	21,338
		76,036
Paper & Forest Products—1.4%
MeadWestvaco Corp.	1,220	13,652
Weyerhaeuser Co.	770	23,569
		37,221
Total Materials		216,025

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Equity Dividend Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Telecommunication Services—6.8%
Diversified Telecommunication
Services—5.8%
AT&T, Inc.	2,610	$74,385
Verizon Communications, Inc.	2,400	81,360
		155,745
Wireless Telecommunication
Services—1.0%
Vodafone Group plc, ADR	1,240	25,346
Total Telecommunication
Services		181,091

Utilities—9.9%
Electric Utilities—7.6%
Exelon Corp.	750	41,708
FirstEnergy Corp.	690	33,520
FPL Group, Inc.	910	45,800
Northeast Utilities	890	21,413
PPL Corp.	640	19,642
Southern Co.	1,150	42,550
		204,633
Gas Utilities—0.8%
Equitable Resources, Inc.	630	21,136
Multi-Utilities—1.5%
Dominion Resources, Inc.	720	25,805
Sempra Energy	340	14,494
		40,299
Total Utilities		266,068

Total Common Stocks
(Cost—$3,160,733)		2,360,640

	Principal
	Amount
Short-Term Securities—2.9%
Repurchase Agreement**—2.9%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09, total
to be received $77,288
(Cost—$77,288)	$77,288	$77,288
Total Investments—91.0%
(Cost $3,238,021)		2,437,928
Other Assets Less
Liabilities—9.0%		240,966
Net Assets—100.0%		$2,678,894
____________________

**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The unwinding of credit excesses that characterized 2008 was painful and difficult to predict. The credit crisis, confined initially to the relatively small US sub-prime mortgage market, spread worldwide with alarming speed, infecting a broad array of other assets and destabilizing financial institutions around the globe. Emerging economies that seemed to be decoupled from developed markets were revealed to be more closely linked by a complex web of financial and commercial ties. Currency markets were thrown into turmoil, and equities in virtually every market came under severe and indiscriminate selling pressure.

     As the New Year begins, there is pervasive uncertainty about the outlook for the economy and equity markets. Consumer confidence has collapsed. Investor sentiment has been battered by punishing losses and unsettling revelations of financial improprieties and regulatory negligence. There is the justifiable sense that the investment backdrop has changed significantly and that the adjustments required to repair the balance sheets of financial institutions and US households will have far-reaching and long-lasting effects. It was the easy availability of cheap credit that helped to make debt-fueled spending by US consumers one of the main engines of global economic growth in recent years. US consumers accounted for nearly 70% of domestic GDP in 2007 and about 20% of the world economy. Now, easy credit has all but disappeared and is unlikely to return. American consumers, burdened with increased debts, disheartened by falling home prices and shrinking retirement accounts, and worried about the prospect of losing their jobs or their homes or both, are behaving rationally and cutting spending. As consumers spend less, companies have also begun to pare capital expenditures.

     A protracted retrenchment of consumer spending in the US seems to dictate slower global economic growth in the next recovery cycle. Continued deleveraging, heightened regulatory oversight and an expanded role of government in financial markets are also projected to temper growth as the economy gradually recovers.

Factors Affecting Portfolio Performance

     The Portfolio declined less than the benchmark S&P 500 in the volatile market of 2008. Sector allocation, which differed significantly from the benchmark, was the primary driver of the relative outperformance. Substantial benefit derived from the emphasis on the consumer staples sector with its steady, more predictable businesses and from the focus on energy, which outperformed for the year despite the sharp drop in oil prices in the second half. The underweighting of the beleaguered financials sector, the limited and selective representation in technology, and the selective stock focus among consumer discretionary issues also added value. Factors that partially restrained relative performance included weakness in key positions in the materials sector and the underweighted exposure to three smaller sectors that outperformed, namely health care, utilities and telecom. Leading portfolio positions for the year included Wal-Mart, McDonald’s, Abbott Labs, Qualcomm, Johnson & Johnson, Automatic Data Processing, Exxon Mobil, Nestle and Procter & Gamble.

     In a prolonged period of impaired credit availability, access to capital and cost of capital will become key variables in corporate profitability and drive a widening divergence between the operating and stock price performance of financially strong companies and the performance of companies lacking resources. After the steepest annual market decline in more than 70 years, equity valuations are attractive, but a sustained market advance seems unlikely until investors have greater clarity about the success of policy actions and some evidence of bottoming in leading economic indicators. As investors cautiously return to equity markets, we believe they will be risk-averse, demanding liquidity and transparency and placing greater emphasis on balance sheet strength and dividend income. Our strategy has always been straightforward and risk-averse, and its long-term perspective is particularly relevant given the current lack of near-term visibility. We believe the companies in the Portfolio are distinguished by their ample financial resources, sustainable cash flows and superior prospects for long duration growth in both earnings and dividends. In the aftermath of this crisis, we expect valuations of these high quality businesses to expand in an environment of low interest rates and low nominal economic growth and to more adequately reflect their considerable fundamental strengths.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Fayez Sarofim & Co.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008
		Since
	One Year	Inception†
Roszel/Fayez Sarofim Large Cap Core Portfolio	(34.63)%	(0.06)%
S&P 500 Index	(37.00)%	0.51%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Exxon Mobil Corp.	6.8%
Philip Morris International, Inc.	4.1
Procter & Gamble Co.	4.0
Johnson & Johnson	3.7
Coca-Cola Co. (The)	3.7
PepsiCo, Inc.	2.8
Nestle SA, ADR	2.7
Chevron Corp.	2.6
ConocoPhillips	2.6
Abbott Laboratories	2.5
Total	35.5%

Percentage
Holdings by Sector	of Net Assets
Consumer Staples	24.8%
Energy	20.4
Information Technology	10.4
Health Care	9.4
Industrials	9.2
Consumer Discretionary	5.3
Financials	4.7
Materials	1.9
Utilities	1.9
Other#	12.0
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—88.0%
Consumer Discretionary—5.3%
Hotels, Restaurants & Leisure—1.6%
McDonald’s Corp.	294	$18,284
Media—2.3%
McGraw-Hill Cos, Inc. (The)	524	12,151
News Corp. (Class A)	1,519	13,808
		25,959
Multiline Retail—1.4%
Target Corp.	434	14,986
Total Consumer Discretionary		59,229

Consumer Staples—24.8%
Beverages—7.4%
Coca-Cola Co. (The)	905	40,969
Fomento Economico Mexicano
SAB de CV, ADR	330	9,943
PepsiCo, Inc.	580	31,767
		82,679
Food & Staples Retailing—4.1%
SYSCO Corp.	389	8,924
Walgreen Co.	896	22,104
Wal-Mart Stores, Inc.	266	14,912
		45,940
Food Products—2.7%
Nestle SA, ADR (Registered)	747	29,656
Household Products—4.0%
Procter & Gamble Co.	716	44,263
Personal Products—0.9%
Estee Lauder Cos, Inc. (The) (Class A)	330	10,217
Tobacco—5.7%
Altria Group, Inc.	1,213	18,267
Philip Morris International, Inc.	1,043	45,381
		63,648
Total Consumer Staples		276,403

Energy—20.4%
Energy Equipment & Services—2.0%
Halliburton Co.	407	7,399
National Oilwell Varco, Inc.*	195	4,766
Transocean Ltd.*	133	6,284
Weatherford International Ltd.*	392	4,242
		22,691
Oil, Gas & Consumable Fuels—18.4%
BP plc, ADR	248	11,592
Chevron Corp.	389	28,774
ConocoPhillips	549	28,438
Exxon Mobil Corp.	944	75,359
Occidental Petroleum Corp.	230	13,798
Patriot Coal Corp.*	52	325

Peabody Energy Corp.	248	5,642
Royal Dutch Shell plc (Class A), ADR	391	20,700
Total SA, ADR	355	19,631
		204,259
Total Energy		226,950

Financials—4.7%
Capital Markets—1.3%
Ameriprise Financial, Inc.	172	4,018
Franklin Resources, Inc.	100	6,378
Morgan Stanley	225	3,609
		14,005
Commercial Banks—1.1%
HSBC Holdings plc, ADR	243	11,827
Consumer Finance—0.7%
American Express Co.	450	8,348
Diversified Financial Services—1.1%
JPMorgan Chase & Co.	380	11,981
Insurance—0.5%
Prudential Financial, Inc.	196	5,931
Total Financials		52,092

Health Care—9.4%
Health Care Equipment &
Supplies—1.2%
Intuitive Surgical, Inc.*	50	6,349
Medtronic, Inc.	209	6,567
		12,916
Pharmaceuticals—8.2%
Abbott Laboratories	529	28,233
Johnson & Johnson	696	41,642
Merck & Co., Inc.	295	8,968
Novo Nordisk A/S, ADR	250	12,847
		91,690
Total Health Care		104,606

Industrials—9.2%
Aerospace & Defense—2.7%
General Dynamics Corp.	190	10,942
United Technologies Corp.	357	19,135
		30,077
Construction & Engineering—0.8%
Fluor Corp.	200	8,974
Electrical Equipment—2.2%
ABB Ltd., ADR	541	8,120
Emerson Electric Co.	454	16,621
		24,741
Industrial Conglomerates—2.7%
General Electric Co.	1,644	26,633
McDermott International, Inc.*	290	2,865
		29,498

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Machinery—0.8%
Caterpillar, Inc.	205	$9,158
Total Industrials		102,448

Information Technology—10.4%
Communications Equipment—2.9%
Cisco Systems, Inc.*	904	14,735
Corning, Inc.	550	5,242
Qualcomm, Inc.	348	12,469
		32,446
Computers & Peripherals—1.0%
Apple, Inc.*	130	11,095
IT Services—1.4%
Automatic Data Processing, Inc.	396	15,579
Semiconductors & Semiconductor
Equipment—3.1%
Intel Corp.	1,370	20,084
Microchip Technology, Inc.	236	4,609
Texas Instruments, Inc.	625	9,700
		34,393
Software—2.0%
Microsoft Corp.	1,117	21,714
Total Information Technology		115,227

Materials—1.9%
Chemicals—1.1%
Praxair, Inc.	210	12,466
Metals & Mining—0.8%
Freeport-McMoran Cooper &
Gold, Inc.	150	3,666
Rio Tinto plc, ADR	57	5,068
		8,734
Total Materials		21,200

Utilities—1.9%
Electric Utilities—1.9%
Entergy Corp.	130	10,807
Exelon Corp.	180	10,010
Total Utilities		20,817

Total Common Stocks
(Cost—$1,272,712)		978,972

	Principal
	Amount
Short-Term Securities—6.3%
Repurchase Agreement**—6.3%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $70,343
(Cost—$70,343)	$70,343	$70,343
Total Investments—94.3%
(Cost $1,343,055)		1,049,315
Other Assets Less
Liabilities—5.7%		63,894
Net Assets—100.0%		$1,113,209
____________________

*	Non-income producing security.
**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     By the end of 2008, clouds that had initially cast a shadow over U.S. financial stocks expanded to darken the entire global economy. The S&P 500 Index return for 2008 was the worst for a single year in the reported history of the index, and among the worst ever based on index reconstructions dating back to the 1800s. As the weakest of 2008’s four quarters, the final period transformed a bad decline into one of historic dimensions.

     During the fourth quarter, the wholesale flight to safety intensified, as evidence mounted that the global economy was entering a severe slowdown. The yield on Treasury bills remained stuck near zero, showing that investors were willing to forego a return on their investment in exchange for a safe place for their cash. Government bond yields also hit or neared record lows. But yield spreads on investment-grade corporate bonds shot to peaks unseen since the Great Depression, and the MSCI World Index extended its losses for the year in U.S. dollars—the worst annual return since its inception in 1970.

     No equity sector was spared from 2008’s broad downturn as every sector of the market declined in the year. Consumer staples stocks plunged the least, while energy and financials fared worst. Not surprisingly given growth stocks’ generally higher risk profile, the Russell 1000 Growth finished slightly below the Russell 1000 Value for the year. Volatility and risk aversion intensified as panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk.

     In short, economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the deleveraging in financial markets. As a result, credit is tightening, and consumers, corporations and municipal governments are spending less, which slows the economy further. But the cycle can be broken. While the current crisis is as severe as any in modern history, the magnitude and global scope of the policy response in both developed and developing economies is unparalleled. Some market adjustments such as major fiscal stimulus plans, aggressive monetary easing, government guarantees of bank deposits and liabilities, a plunge in oil prices and lower interbank lending rates are helping too.

Factors Affecting Portfolio Performance

     The Portfolio underperformed the S&P 500 Index for the year ending December 31, 2008 due largely to our stock selection in the information technology and consumer discretionary sectors. Both sectors were hit hard by the economic downturn.

     Stocks within the Portfolio that outperformed the index included: Qualcomm, Genentech, Gilead Sciences, Celgene and AMR. Gilead is a dominant force in developing genetic drugs for HIV treatments and other expanding segments. With no net debt, steadily expanding cash flow, low patent-expiration risk and a strong pipeline of new drugs, Gilead is in an ideal position to continue boosting market share. From an asset allocation perspective, underweighting consumer staples and energy, while overweighting information technology worked against us.

     The top five detractors from performance included: Lehman Brothers, Exxon Mobil, Electronic Arts, Sprint and CME Group.

     While economic signals remain generally weak, history has shown that stock markets can turn up well before economies begin their recovery. Given today’s weak economic underpinnings, corporate earnings growth is likely to get worse before it gets better. However, recent stock market prices have already accounted for earnings declines well above anything seen since World War II. It is typical in extreme markets that once risk aversion gets priced into stocks broadly, investor selectivity starts to resurface, typically favoring the higher-quality, more-resilient growth companies in which we’ve been well represented.

     History also illustrates that the most reliable investment strategy during turbulent periods is to maintain exposure to companies with the financial resources to survive and prosper and those positioned to capture extraordinary upside opportunities in an eventual recovery. Therefore our current strategy continues to stress exposure to companies which enjoy the dynamics of leadership in their basic area of business. We are not an advocate of ‘cheap’ stocks which lack the benefit of this leadership. Particularly at a time of depressed values in the market, we favor paying the necessary premium for the best companies.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, AllianceBernstein L.P.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/AllianceBernstein Large Cap Core Portfolio	(48.95)%	(4.69)%
S&P 500 Index	(37.00)%	0.51%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Amazon.com, Inc.	3.2%
Qualcomm, Inc.	3.1
Verizon Communications, Inc.	2.9
Juniper Networks, Inc.	2.6
Exelon Corp.	2.5
Costco Wholesale Corp.	2.5
AMR Corp.	2.4
Apple, Inc.	2.3
Denbury Resources, Inc.	2.3
Illumina, Inc.	2.2
Total	26.0%

Percentage
Holdings by Sector	of Net Assets
Information Technology	20.4%
Consumer Discretionary	11.0
Energy	9.8
Industrials	9.6
Health Care	9.0
Financials	8.2
Consumer Staples	5.2
Telecommunication Services	2.9
Utilities	2.5
Materials	2.3
Other#	19.1
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—80.9%
Consumer Discretionary—11.0%
Auto Components—1.3%
BorgWarner, Inc.	295	$6,422
Automobiles—1.8%
Toyota Motor Corp., ADR	140	9,162
Household Durables—1.7%
DR Horton, Inc.	630	4,454
Newell Rubbermaid, Inc.	390	3,814
		8,268
Internet & Catalog Retail—3.2%
Amazon.com, Inc.*	305	15,640
Media—1.3%
Walt Disney Co. (The)	275	6,240
Textiles, Apparel & Luxury Goods—1.7%
Polo Ralph Lauren Corp.	190	8,628
Total Consumer Discretionary		54,360

Consumer Staples—5.2%
Food & Staples Retailing—2.5%
Costco Wholesale Corp.	235	12,337
Food Products—1.0%
Kellogg Co.	115	5,043
Personal Products—1.7%
Estee Lauder Cos, Inc. (The)
(Class A)	275	8,514
Total Consumer Staples		25,894

Energy—9.8%
Energy Equipment & Services—0.8%
Schlumberger Ltd.	90	3,810
Oil, Gas & Consumable Fuels—9.0%
Apache Corp.	85	6,335
Consol Energy, Inc.	185	5,287
Denbury Resources, Inc.*	1,040	11,357
EOG Resources, Inc.	106	7,058
Exxon Mobil Corp.	70	5,588
Occidental Petroleum Corp.	155	9,298
		44,923
Total Energy		48,733

Financials—8.2%
Capital Markets—3.2%
Charles Schwab Corp. (The)	358	5,789
TD Ameritrade Holding Corp.*	690	9,832
		15,621
Diversified Financial Services—3.9%
Bank of America Corp.	250	3,520
JPMorgan Chase & Co.	235	7,410
NASDAQ OMX Group, Inc. (The)*	345	8,525
		19,455
Insurance—1.1%
Aflac, Inc.	120	5,501
Total Financials		40,577

Health Care—9.0%
Biotechnology—3.1%
Genentech, Inc.*	60	4,975
Gilead Sciences, Inc.*	200	10,228
		15,203
Health Care Equipment &
Supplies—0.8%
Baxter International, Inc.	78	4,180
Health Care Providers &
Services—1.2%
Medco Health Solutions, Inc.*	140	5,867
Life Sciences Tools & Services—3.9%
Illumina, Inc.*	420	10,941
Thermo Fisher Scientific, Inc.*	250	8,517
		19,458
Total Health Care		44,708

Industrials—9.6%
Aerospace & Defense—1.1%
Lockheed Martin Corp.	67	5,633
Airlines—2.4%
AMR Corp.*	1,095	11,684
Construction & Engineering—1.9%
Shaw Group, Inc. (The)*	465	9,519
Electrical Equipment—1.2%
ABB Ltd., ADR	380	5,704
Machinery—2.1%
Illinois Tool Works, Inc.	145	5,082
PACCAR, Inc.	180	5,148
		10,230
Road & Rail—0.9%
Union Pacific Corp.	95	4,541
Total Industrials		47,311

Information Technology—20.4%
Communications Equipment—7.1%
Corning, Inc.	735	7,004
Juniper Networks, Inc.*	733	12,835
Qualcomm, Inc.	430	15,407
		35,246
Computers & Peripherals—4.1%
Apple, Inc.*	135	11,522
NetApp, Inc.*	645	9,011
		20,533
Internet Software & Services—0.9%
Google, Inc. (Class A)*	14	4,307
IT Services—0.8%
Visa, Inc. (Class A)	75	3,934
Semiconductors & Semiconductor
Equipment—1.5%
Advanced Micro Devices, Inc.*	1,317	2,845
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	600	4,740
		7,585

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Software—6.0%
Activision Blizzard, Inc.*	1,050	$9,072
Red Hat, Inc.*	800	10,576
Salesforce.com, Inc.*	315	10,083
		29,731
Total Information Technology		101,336

Materials—2.3%
Chemicals—2.3%
Air Products & Chemicals, Inc.	123	6,183
Praxair, Inc.	90	5,343
Total Materials		11,526

Telecommunication
Services—2.9%
Diversified Telecommunication
Services—2.9%
Verizon Communications, Inc.	415	14,068
Utilities—2.5%
Electric Utilities—2.5%
Exelon Corp.	225	12,512
Total Common Stocks
(Cost—$548,154)		401,025

	Principal
	Amount	Value
Short-Term Securities—0.9%
Repurchase Agreement**—0.9%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $4,604
(Cost—$4,604)	$4,604	$4,604
Total Investments—81.8%
(Cost $552,758)		405,629
Other Assets Less
Liabilities—18.2%		90,342
Net Assets—100.0%		$495,971
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The fourth quarter of 2008 capped off an extremely difficult year in both the global stock and bond markets. The S&P 500 posted its worst year since the 1930s and corporate bond yields soared to extreme levels relative to US Treasuries. The significant increase in the cost of capital greatly depressed stock valuations. Although the economy held up relatively well for the first three quarters of the year, mounting credit concerns put immense pressure on global economic growth, which led to a major sell off in global equity markets in the fourth quarter.

Factors Affecting Portfolio Performance

     The Portfolio underperformed its benchmark for the 12-month period ended December 31, 2008 due to poor stock selection in the technology, healthcare and materials and processing sectors. A large underweight position in the consumer staples sector also hurt performance. Although there were few positive themes in 2008, the Portfolio did have strong stock selection in the energy sector.

     Gilead Sciences, McDonald’s Corp, Exxon Mobil, Jacobs Engineering Group and Apollo Group were the strongest absolute contributors to performance in 2008. Shares of Gilead, the leader in HIV medicines, were up during the year due to strong sales of its HIV product and the defensive nature of its stock as investors sought companies with visible earnings. McDonald's Corp. had a strong year in 2008 as consumers reigned in discretionary spending and adopted more of a value proposition. The company posted their strongest sales growth outside of the U.S., while also continuing to perform well inside the U.S. Exxon Mobil Corp. was one of the few positive performing stocks for the Portfolio because it was purchased after oil prices collapsed in the fourth quarter. At lower oil prices, the company has good valuation support. Jacobs Engineering Group Inc., an engineering and construction company was added to the Portfolio late mid-year. The company generates a significant portion of revenue from energy-related and infrastructure projects. The stock was purchased in anticipation of new business opportunities from the expected fiscal stimulus package early in 2009. Apollo Group Inc. was also purchased late in the year. The company offers higher education programs for working adults and many of the programs can be completed on-line. The company has been experiencing much better-than-expected enrollment growth as more people seek education while the economy struggles.

     Apple, Google, First Solar, Monsanto, and Transocean had the largest negative impact on Portfolio performance in 2008. Apple sold off aggressively throughout 2008 as investors’ concerns grew over the fall-off in consumer spending on digital products and a weakening economy. Despite this, the company reported solid earnings throughout the calendar year as sales of its iPod, iPhone and iMac products remained resilient. Fundamentally, the company remains strong, evidenced by its cash position being equal to approximately 25% of its market capitalization. Google suffered throughout the calendar year as the economic slowdown had a material impact on ad spending globally. Despite this, Google reported decent quarterly results as more ad dollars have been directed towards the Internet versus traditional methods. First Solar fell in the second half of the year despite reporting strong quarterly earnings throughout the calendar year. Investors rotated out of the stock due to concerns that collapsing energy prices worldwide could reduce the consumer's attraction to alternative energy solutions. Monsanto fell aggressively in the second half of 2008 as falling commodity prices worldwide scared investors away from commodity-related stocks. Despite the fall in grain prices, Monsanto has continued to post solid earnings results quarter after quarter. The beneficial effects of their genetically modified seeds for farmers worldwide is offsetting the fall in grain prices. Transocean fell in the second half of 2008 as the collapse in energy prices curtailed investment spending on off-shore oil and gas drilling properties, which is Transocean's primary line of business.

      In light of the equity market conditions of 2008, we made some significant changes to the Portfolio's positioning during the year. In the first half of the year, the Portfolio was positioned to capture strong secular growth in the energy and industrials sectors, evidenced by our overweight positions in both the energy and materials and processing sectors. Additionally, the Portfolio was overweight in the financials and consumer discretionary sectors. Within financials, the focus was on non-credit-sensitive companies such as asset managers, financial exchanges and transaction processing companies. In consumer discretionary, we focused on Internet-based companies, retailers and media companies. In the second half of the year, as economic growth fell and commodity prices collapsed, we reduced our exposure in the energy and materials and processing sectors, but remained invested in specific natural gas companies experiencing solid production growth. Furthermore, we reduced our exposure in consumer discretionary and financial services. Within consumer discretionary, we changed the mix of companies as it became evident that the consumer was in trouble. We re-focused the sector on discount-oriented retailers and restaurants as value-oriented purchases became more attractive. In financial services, we eliminated our exposure to financial exchanges and investment banks. The offset of these changes was an increase in the healthcare, consumer staples and integrated oils sectors as we identified companies with near-term earnings potential and valuation support.

      The preceding commentary was prepared by the Portfolio’s sub-adviser, Loomis Sayles & Co

      Effective January 23, 2009, the Portfolio’s sub-adviser changed from Loomis Sayles & Co. to Marsico Capital Management, LLC. and the name of the Portfolio changed from Roszel/Loomis Sayles Large Cap Growth Portfolio to Roszel/Marsico Large Cap Growth Portfolio II.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Loomis Sayles Large Cap Growth Portfolio§	(52.06)%	(4.44)%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Growth Index	(38.44)%	(0.12)%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.
§	Effective January 23, 2009, the Portfolio’s sub-adviser changed from Loomis Sayles & Co. to Marisco Capital Management, LLC and the name of the Portfolio changed from Roszel/Loomis Sayles Large Cap Growth Portfolio to Roszel/Marsico Large Cap Growth Portfolio II.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Qualcomm, Inc.	4.1%
McDonald’s Corp.	4.0
Wal-Mart Stores, Inc.	3.9
Apple, Inc.	3.5
Monsanto Co.	3.0
Visa, Inc. (Class A)	3.0
Amgen, Inc.	3.0
Abbott Laboratories	2.9
Southwestern Energy Co.	2.8
Amazon.com, Inc.	2.7
Total	32.9%

Percentage
Holdings by Sector	of Net Assets
Information Technology	27.4%
Health Care	11.6
Consumer Discretionary	10.2
Energy	8.1
Consumer Staples	7.5
Industrials	7.3
Financials	5.6
Materials	5.2
Other#	17.1
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—82.9%
Consumer Discretionary—10.2%
Diversified Consumer Services—1.3%
Apollo Group, Inc. (Class A)*	71	$5,440
Hotels, Restaurants & Leisure—4.0%
McDonald’s Corp.	264	16,418
Internet & Catalog Retail—2.7%
Amazon.com, Inc.*	222	11,384
Specialty Retail—2.2%
Lowe’s Cos, Inc.	420	9,039
Total Consumer Discretionary		42,281

Consumer Staples—7.5%
Food & Staples Retailing—5.5%
Kroger Co. (The)	253	6,682
Wal-Mart Stores, Inc.	285	15,977
		22,659
Food Products—2.0%
General Mills, Inc.	138	8,383
Total Consumer Staples		31,042

Energy—8.1%
Oil, Gas & Consumable Fuels—8.1%
EOG Resources, Inc.	65	4,328
Exxon Mobil Corp.	113	9,021
Range Resources Corp.	71	2,441
Southwestern Energy Co.*	400	11,588
XTO Energy, Inc.	170	5,996
Total Energy		33,374

Financials—5.6%
Capital Markets—3.7%
Charles Schwab Corp. (The)	665	10,753
T. Rowe Price Group, Inc.	128	4,537
		15,290
Commercial Banks—1.1%
Wells Fargo & Co.	165	4,864
Diversified Financial Services—0.8%
Intercontinental Exchange, Inc.*	39	3,215
Total Financials		23,369

Health Care—11.6%
Biotechnology—8.7%
Amgen, Inc.*	213	12,301
Celgene Corp.*	102	5,638
Genentech, Inc.*	44	3,648
Genzyme Corp.*	100	6,637
Gilead Sciences, Inc.*	154	7,876
		36,100
Pharmaceuticals—2.9%
Abbott Laboratories	223	11,901
Total Health Care		48,001

Industrials—7.3%
Air Freight & Logistics—1.2%
C.H. Robinson Worldwide, Inc.	91	5,008
Commercial Services &
Supplies—1.0%
Stericycle, Inc.*	79	4,114
Construction & Engineering—1.4%
Jacobs Engineering Group, Inc.*	125	6,013
Electrical Equipment—1.2%
First Solar, Inc.*	36	4,967
Machinery—1.6%
Deere & Co.	169	6,476
Road & Rail—0.9%
CSX Corp.	120	3,896
Total Industrials		30,474

Information Technology—27.4%
Communications Equipment—4.8%
Juniper Networks, Inc.*	162	2,837
Qualcomm, Inc.	471	16,876
		19,713
Computers & Peripherals—6.8%
Apple, Inc.*	169	14,424
Hewlett-Packard Co.	253	9,181
International Business
Machines Corp.	55	4,629
		28,234
Internet Software & Services—2.5%
Google, Inc. (Class A)*	33	10,153
IT Services—4.9%
Mastercard, Inc. (Class A)	55	7,861
Visa, Inc. (Class A)	238	12,483
		20,344
Semiconductors & Semiconductor
Equipment—2.2%
Broadcom Corp. (Class A)*	226	3,835
Intel Corp.	367	5,380
		9,215
Software—6.2%
Activision Blizzard, Inc.*	357	3,084
McAfee, Inc.*	137	4,736
Microsoft Corp.	411	7,990
Oracle Corp.*	557	9,876
		25,686
Total Information Technology		113,345

Materials—5.2%
Chemicals—5.2%
Ecolab, Inc.	123	4,323
Monsanto Co.	178	12,522
Praxair, Inc.	80	4,749
Total Materials		21,594

Total Common Stocks
(Cost—$418,251)		343,480

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Principal
	Amount	Value
Short-Term Securities—1.7%
Repurchase Agreement**—1.7%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $6,876
(Cost—$6,876)	$6,876	$6,876
Total Investments—84.6%
(Cost $425,127)		350,356
Other Assets Less
Liabilities—15.4%		63,828
Net Assets—100.0%		$414,184
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     2008 proved to be one of the most difficult years for equity investors in modern history. The S&P 500 declined 37%, the worst one-year performance since 1937 and all major equity indices declined by significantly greater amounts than in the third quarter. Traditional blue chips were not immune to selling pressure. In fact, only 2 stocks in the Dow Jones Industrial Average posted positive returns in 2008 and one-third declined in price by 40% or more. While we and many others were correct in assuming that forecasts for corporate earnings were overly optimistic entering the year, we underestimated the abruptness with which economic growth would come to a halt in the second half as a result of the depth and persistence of credit market paralysis.

     Uncertainty surrounded policy action and financial institution integrity. Scandals - political and financial - filled the news with spectacular headlines. The economic indicators weakened as consumer confidence hit a record low during the December holiday period, as measured by the Conference Board monthly survey. While more aggressive actions to ease monetary policy around the world highlighted the weak economic situation, these very same efforts may have offered equity investors a glimmer of hope. December brought modest relief as most major equity indices finished the month in positive territory.

Factors Affecting Portfolio Performance

     For the full year 2008, the Portfolio outperformed the benchmark S&P 500 by 2% as a result of both positive sector and stock selection across most economic sectors.

     The Portfolio’s philosophical tilt in favor of owning companies with strong balance sheets and lower earnings variability enhanced relative performance. For example, the Portfolio was materially overweight in the healthcare, consumer staples and technology sectors. While the technology sector is often considered a more aggressive, cyclical part of the economy, it is important to note that the vast majority of technology companies carry no debt and was largely immune to the credit problems that plagued many other sectors of the market. Strong and defensive stock selection contributed positively to relative performance. The more defensive healthcare and consumer staples sectors were the two best performing economic sectors in 2008 in both the S&P and the Portfolio. The healthcare sector was the largest source of relative outperformance for the Portfolio: we were overweight the sector and had strong stock selection. Stocks in the consumer staples sector disappointed as consumers drastically lowered their spending and retail stores sold off. The Portfolio was materially underweight in financials, the worst performing economic sector in the market in 2008. This underweight added positively to overall performance.

     Will 2009 be better or worse than 2008 for investors? The very fact that the end of 2008 brought very high levels of volatility and correlation among investable assets offers evidence of the high fear present among investors. In reviewing forecasts made one year ago, it is clear that a consensus of strategists underestimated the downside risks by a wide margin in 2008. A preponderance of the forecasts for 2009 now highlight the many and significant risks. While macroeconomic forces (global economic growth, deflation, credit market activity) will continue to offer key signals for investors, if some of the characteristics of a bear market (volatility, high correlation among asset returns) begin to abate during 2009, the fundamental investor faces a more favorable backdrop for stock picking. Our investment team will continue to apply the same disciplines as in the past, to uncover companies where we believe the level and durability of earnings growth will surpass that estimated by a majority of investors. We look forward to the challenges of 2009 as we join our colleagues and become part of the Santa Barbara organization, a move that strengthens our business while maintaining our investment process.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Rittenhouse Asset Management, Inc.

     Effective January 1, 2009, Rittenhouse Asset Management, Inc. merged with and into its affiliate Santa Barbara Asset Management and effective on or about March 13, 2009, the Portfolio’s name is expected to change to Roszel/Santa Barbara Conservative Growth Portfolio. The Portfolio’s investment objective and strategies will not change.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio§	(35.09)%	(2.04)%
S&P 500 Index	(37.00)%	0.51%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.
§	Effective January 1, 2009, Rittenhouse Asset Management, Inc. merged with and into its affiliate Santa Barbara Asset Management and effective on or about March 13, 2009, the Portfolio’s name is expected to change to Roszel/Santa Barbara Conservative Growth Portfolio. The Portfolio’s investment objective and strategies will not change.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Procter & Gamble Co.	3.8%
Cisco Systems, Inc.	3.7
International Business
Machines Corp.	3.7
Oracle Corp.	3.4
Gilead Sciences, Inc.	3.4
Microsoft Corp.	3.2
PepsiCo, Inc.	3.2
Qualcomm, Inc.	3.1
Abbott Laboratories	3.1
Celgene Corp.	3.0
Total	33.6%

Percentage
Holdings by Sector	of Net Assets
Information Technology	25.0%
Health Care	17.4
Consumer Staples	12.9
Industrials	10.9
Consumer Discretionary	10.5
Energy	7.9
Materials	2.8
Financials	2.5
Other#	10.1
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—89.9%
Consumer Discretionary—10.5%
Media—3.5%
McGraw-Hill Cos, Inc. (The)	2,085	$48,351
Walt Disney Co. (The)	2,800	63,532
		111,883
Multiline Retail—1.7%
Kohl’s Corp.*	1,450	52,490
Specialty Retail—1.9%
Staples, Inc.	3,250	58,240
Textiles, Apparel & Luxury Goods—3.4%
Coach, Inc.*	2,300	47,771
Nike, Inc. (Class B)	1,195	60,945
		108,716
Total Consumer Discretionary		331,329

Consumer Staples—12.9%
Beverages—3.2%
PepsiCo, Inc.	1,840	100,777
Food & Staples Retailing—2.3%
Walgreen Co.	2,900	71,543
Food Products—1.8%
Archer-Daniels-Midland Co.	1,995	57,516
Household Products—3.8%
Procter & Gamble Co.	1,950	120,549
Personal Products—1.8%
Estee Lauder Cos, Inc. (The) (Class A)	1,800	55,728
Total Consumer Staples		406,113

Energy—7.9%
Energy Equipment & Services—3.4%
Baker Hughes, Inc.	1,630	52,274
Halliburton Co.	3,070	55,813
		108,087
Oil, Gas & Consumable Fuels—4.5%
Apache Corp.	630	46,954
Total SA, ADR	950	52,535
XTO Energy, Inc.	1,200	42,324
		141,813
Total Energy		249,900

Financials—2.5%
Capital Markets—1.5%
State Street Corp.	1,200	47,196
Consumer Finance—1.0%
American Express Co.	1,605	29,773
Total Financials		76,969

Health Care—17.4%
Biotechnology—8.4%
Celgene Corp.*	1,710	94,529
Genentech, Inc.*	760	63,012
Gilead Sciences, Inc.*	2,100	107,394
		264,935
Health Care Equipment & Supplies—3.7%
Baxter International, Inc.	1,400	75,026
Zimmer Holdings, Inc.*	1,070	43,249
		118,275
Life Sciences Tools & Services—2.2%
Thermo Fisher Scientific, Inc.*	2,000	68,140
Pharmaceuticals—3.1%
Abbott Laboratories	1,820	97,133
Total Health Care		548,483

Industrials—10.9%
Aerospace & Defense—2.1%
United Technologies Corp.	1,270	68,072
Electrical Equipment—4.5%
Emerson Electric Co.	1,950	71,390
Rockwell Automation, Inc.	2,180	70,283
		141,673
Industrial Conglomerates—2.1%
General Electric Co.	2,410	39,042
Textron, Inc.	1,900	26,353
		65,395
Machinery—2.2%
ITT Corp.	1,500	68,985
Total Industrials		344,125

Information Technology—25.0%
Communications Equipment—8.3%
Cisco Systems, Inc.*	7,305	119,072
Nokia OYJ, ADR	3,000	46,800
Qualcomm, Inc.	2,740	98,174
		264,046
Computers & Peripherals—6.2%
Apple, Inc.*	900	76,815
International Business Machines Corp.	1,400	117,824
		194,639
Semiconductors & Semiconductor
Equipment—2.8%
Intel Corp.	5,980	87,667
Software—7.7%
Electronic Arts, Inc.*	2,115	33,924
Microsoft Corp.	5,200	101,088
Oracle Corp.*	6,100	108,153
		243,165
Total Information Technology		789,517

Materials—2.8%
Chemicals—1.6%
Monsanto Co.	700	49,245
Metals & Mining—1.2%
BHP Billiton Ltd., ADR	900	38,610
Total Materials		87,855

Total Common Stocks
(Cost—$3,782,099)		2,834,291

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Principal
	Amount	Value
Short-Term Securities—4.3%
Repurchase Agreement**—4.3%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $136,947
(Cost—$136,946)	$136,946	$136,946
Total Investments—94.2%
(Cost $3,919,045)		2,971,237
Other Assets Less
Liabilities—5.8%		184,588
Net Assets—100.0%		$3,155,825
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     US stocks were pummeled for much of 2008, battered relentlessly by deteriorating macroeconomic data, renewed concerns about the financial companies’ balance sheets, collapsing global economic growth, still-hobbled housing markets, a souring corporate profit outlook, rekindled geopolitical tensions, and another massive investor “flight to safety” that took US Treasury security yields down dramatically late in the year. Those developments decisively trumped a remarkable and enormous amount of fiscal and monetary policy responses, enacted or announced around the globe, geared at stabilizing capital markets and stimulating economic growth. Equities closed the year with steep losses and an important benchmark index for US stocks, the S&P 500 Index (with a total return of -37%), rounded out 2008 with the dubious distinction of having absorbed one of the worst calendar year losses since its 1926 inception (the other years of comparable declines were 1930, 1931, 1937, 1974, and 2002).

Factors Affecting Portfolio Performance

     For the year ended December 31, 2008, the Portfolio underperformed its benchmark index, the Russell 1000 Growth Index. The Portfolio posted a return of -42.4% compared to the Russell 1000 Growth Index’s return of -38.4%.

     The primary factors that had a negative impact on relative performance results included stock selection and emphasis in the weak-performing Diversified Financials industry group. Maintaining an underweighted posture in the relatively strong-performing consumer staples sector incurred an opportunity cost on results as did certain holdings in the sector, such as Heineken N.V., which was sold during the period, and CVS Caremark Corp. Stock selection in the energy sector, such as Transocean Ltd., Schlumberger Ltd., and Petroleo Brasileiro S.A., hurt returns. Similarly, an underweighted posture in another area of strength for the benchmark index, Health Care, detracted from returns. Stock selection in industrials, such as Jacobs Engineering Group Inc. and Union Pacific Corp., hindered performance. Other weak individual performers included Apple Inc., Goldman Sachs Group Inc., Las Vegas Sands Corp., and Bank of America Corp., which was sold in the period.

     Several factors emerged as positive contributors to the Portfolio’s performance results in the period. The largest positive factor was maintaining an average exposure of nearly 12% of net assets in cash and cash equivalents in the period, a posture that preserved a certain degree of capital in a declining market environment. In the consumer discretionary sector, positions in McDonald’s Corp. and Amazon. com Inc. helped returns, as did the Portfolio’s over-weighted posture in the relatively strong-performing sector. The Portfolio’s holdings in the Banks industry group had a positive impact by collectively posting a return of -4%, significantly better than the benchmark index’s industry return of -79%, the worst-performing area. Maintaining an underweighted posture in another area of weakness for the benchmark index, Utilities, helped results. Other strong individual performers included Genentech Inc., Gilead Sciences Inc., Wal-Mart Stores Inc., and ABB Ltd.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Marsico Capital Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Marsico Large Cap Growth Portfolio	(42.43)%	(1.47)%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Growth Index	(38.44)%	(0.12)%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
McDonald’s Corp.	7.7%
Genentech, Inc.	4.4
Wells Fargo & Co.	3.8
Lockheed Martin Corp.	3.4
Monsanto Co.	3.3
Union Pacific Corp.	3.2
Lowe’s Cos, Inc.	2.8
Visa, Inc. (Class A)	2.7
Gilead Sciences, Inc.	2.7
Mastercard, Inc. (Class A)	2.6
Total	36.6%

Percentage
Holdings by Sector	of Net Assets
Consumer Discretionary	17.4%
Industrials	11.6
Information Technology	10.6
Financials	9.4
Health Care	8.7
Materials	7.4
Consumer Staples	5.8
Energy	3.9
Other#	25.2
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—74.5%
Consumer Discretionary—17.4%
Hotels, Restaurants & Leisure—11.0%
Las Vegas Sands Corp.*	15,175	$89,988
McDonald’s Corp.	69,992	4,352,802
Wynn Resorts Ltd.*	14,048	593,669
Yum! Brands, Inc.	37,276	1,174,194
		6,210,653
Internet & Catalog Retail—0.3%
Amazon.com, Inc.*	3,090	158,455
Media—0.3%
Walt Disney Co. (The)	8,616	195,497
Multiline Retail—1.1%
Target Corp.	18,357	633,867
Specialty Retail—2.8%
Lowe’s Cos, Inc.	72,794	1,566,527
Textiles, Apparel & Luxury
Goods—1.9%
Nike, Inc. (Class B)	20,842	1,062,942
Total Consumer Discretionary		9,827,941

Consumer Staples—5.8%
Food & Staples Retailing—5.8%
Costco Wholesale Corp.	20,483	1,075,358
CVS Caremark Corp.	48,357	1,389,780
Wal-Mart Stores, Inc.	14,765	827,726
Total Consumer Staples		3,292,864

Energy—3.9%
Energy Equipment & Services—3.2%
Cameron International Corp.*	14,338	293,929
Schlumberger Ltd.	10,997	465,503
Transocean Ltd.*	21,891	1,034,350
		1,793,782
Oil, Gas & Consumable Fuels—0.7%
Devon Energy Corp.	2,488	163,486
Petroleo Brasileiro SA, ADR	9,810	240,247
		403,733
Total Energy		2,197,515

Financials—9.1%
Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)	12,891	1,087,871
Commercial Banks—6.3%
U.S. Bancorp	55,895	1,397,934
Wells Fargo & Co.	73,923	2,179,250
		3,577,184
Diversified Financial Services—0.9%
JPMorgan Chase & Co.	14,824	467,401
Total Financials		5,132,456

Health Care—8.7%
Biotechnology—7.1%
Genentech, Inc.*	30,092	2,494,928
Gilead Sciences, Inc.*	29,897	1,528,932
		4,023,860
Pharmaceuticals—1.6%
Johnson & Johnson	7,984	477,683
Schering-Plough Corp.	26,396	449,524
		927,207
Total Health Care		4,951,067

Industrials—11.6%
Aerospace & Defense—5.7%
General Dynamics Corp.	22,157	1,276,022
Lockheed Martin Corp.	23,115	1,943,509
		3,219,531
Electrical Equipment—0.5%
ABB Ltd., ADR	17,395	261,099
Machinery—0.3%
Deere & Co.	4,766	182,633
Road & Rail—5.1%
Norfolk Southern Corp.	23,101	1,086,902
Union Pacific Corp.	37,964	1,814,679
		2,901,581
Total Industrials		6,564,844

Information Technology—10.6%
Communications Equipment—1.9%
Qualcomm, Inc.	29,466	1,055,767
Computers & Peripherals—2.2%
Apple, Inc.*	14,688	1,253,621
Internet Software & Services—0.9%
Google, Inc. (Class A)*	1,716	527,927
IT Services—5.3%
Mastercard, Inc. (Class A)	10,270	1,467,891
Visa, Inc. (Class A)	29,318	1,537,729
		3,005,620
Software—0.3%
Oracle Corp.*	10,300	182,619
Total Information Technology		6,025,554

Materials—7.4%
Chemicals—7.4%
Air Products & Chemicals, Inc.	20,382	1,024,603
Monsanto Co.	26,533	1,866,597
Praxair, Inc.	21,387	1,269,532
Total Materials		4,160,732

Total Common Stocks
(Cost—$51,784,511)		42,152,973

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Preferred Stocks—0.3%
Financials—0.3%
Commercial Banks—0.3%
Wells Fargo & Co.,
Perpetual Class A, Series J
(Cost $159,996)	8,325	$182,817

	Principal
	Amount
Short-Term Securities—6.4%
Repurchase Agreement**—6.4%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $3,602,201
(Cost—$3,602,181)	$3,602,181	3,602,181
Total Investments—81.2%
(Cost $55,546,688)		45,937,971
Other Assets Less
Liabilities—18.8%.		10,632,187
Net Assets—100.0%		$56,570,158
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     A massive constriction of credit led to the widespread deleveraging of hedge funds, banks and consumers in the second half of 2008. This forced the mass liquidations of U.S. equities and the ensuing supply-demand imbalance created a highly adverse environment for stock investing. As a result, U.S. stocks suffered deep and broad-based declines and global recession ensued. Reflecting the depth of the U.S. market’s decline, the S&P 500 Index fell 37% and the technology-heavy NASDAQ Composite dropped 40.5% for the year. Mid cap value stocks, as represented by the Russell Midcap Value Index, returned -38.4% for the year. During the period, growth and value stocks from all capitalization levels shaved a quarter or more of their values. Value stocks outperformed growth stocks in all but the largest size segments.

     To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009. The incoming Obama administration promised robust federal stimulus. Stocks rallied from late November through year end, recovering significant lost ground.

     The rapid decline in equities due to excessive selling pressure created opportunities in the form of many compelling valuations of fundamentally strong companies. We continue to identify and invest in dividend-paying companies with balance sheet strength and strong, experienced managements.

Factors Affecting Portfolio Performance

     The Portfolio underperformed its benchmark, the Russell Midcap Value Index. In absolute terms, Portfolio holdings in the financials, industrials and consumer discretionary sectors contributed most significantly to declines for the year. Among financials, life insurance stocks sustained their worst month in a decade in the fourth quarter as the value of insurers’ stock and bond reserves declined. The Portfolio’s position in Genworth Financial weakened in this environment. In addition to Portfolio losses, insurer Genworth Financial reported losses from coverage of U.S. mortgage capital. Among industrials, shares of printer R.R. Donnelly ended lower, despite the announcement of $100 million in new contracts to produce merchandise catalogs for Frontgate and Smith+Noble. Ingersoll-Rand shares fell as the maker of climate control systems slashed its outlook by more than half and warned of continued softening in North American and European markets. In the consumer discretionary sector, shares of Harley Davidson fell along with a drop in sales for the motorcycle and lifestyles company. Holdings in advertising-dependent companies detracted as a softening economy and competition from online competitors sapped demand. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and announced plans to write down assets by as much as $3 billion.

     Relative to the Russell MidCap Value benchmark, stock selection decisions in the financials and consumer discretionary sectors contributed positively to performance for the year. Shares of Annaly Capital Management rallied as the real estate investment trust reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that have widened the spread between the rates it pays and those it receives on government-backed mortgage securities. Among consumer discretionary stocks, the Portfolio’s lack of exposure to automakers and some of the worst-damaged media companies benefited returns versus the benchmark. Stock selections and an overweight position in energy detracted from relative returns as did selections in technology.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, NFJ Investment Group LLC.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Allianz NFJ Mid Cap Value Portfolio	(38.67)%	(3.04)%
S&P 500 Index	(37.00)%	0.51%
Russell Midcap Value Index	(38.44)%	3.27%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Unum Group	2.7%
Protective Life Corp.	2.7
Reinsurance Group of America, Inc.	2.7
Hospitality Properties Trust	2.6
Nexen, Inc.	2.6
Windstream Corp.	2.5
Xerox Corp.	2.5
Manpower, Inc.	2.5
Harley-Davidson, Inc.	2.5
Ryder System, Inc.	2.4
Total	25.7%

Percentage
Holdings by Sector	of Net Assets
Financials	23.8%
Consumer Discretionary	13.5
Industrials	13.4
Utilities	7.8
Consumer Staples	6.7
Energy	6.6
Materials	5.3
Information Technology	4.6
Telecommunication Services	4.5
Health Care	2.2
Other#	11.6
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—88.4%
Consumer Discretionary—13.5%
Automobiles—2.5%
Harley-Davidson, Inc.	1,400	$23,758
Household Durables—4.3%
Black & Decker Corp.	500	20,905
Whirlpool Corp.	500	20,675
		41,580
Leisure Equipment & Products—2.3%
Mattel, Inc.	1,400	22,400
Specialty Retail—2.1%
Limited. Brands, Inc.	2,000	20,080
Textiles, Apparel & Luxury Goods—2.3%
VF Corp.	400	21,908
Total Consumer Discretionary		129,726

Consumer Staples—6.7%
Food & Staples Retailing—2.2%
SUPERVALU, Inc.	1,400	20,440
Food Products—2.4%
Corn Products International, Inc.	800	23,080
Tobacco—2.1%
Reynolds American, Inc.	500	20,155
Total Consumer Staples		63,675

Energy—6.6%
Energy Equipment & Services—2.1%
Tidewater, Inc.	500	20,135
Oil, Gas & Consumable Fuels—4.5%
Cimarex Energy Co.	700	18,746
Nexen, Inc.	1,400	24,612
		43,358
Total Energy		63,493

Financials—23.8%
Commercial Banks—2.2%
Associated Banc-Corp.	1,000	20,930
Insurance—14.5%
Lincoln National Corp.	1,200	22,608
Mercury General Corp.	400	18,396
Protective Life Corp.	1,800	25,830
Reinsurance Group of America, Inc.	600	25,692
RenaissanceRe Holdings Ltd.	400	20,624
Unum Group	1,400	26,040
		139,190
Real Estate Investment Trusts (REITs)—7.1%
Annaly Capital Management,
Inc. REIT	1,400	22,218
Duke Realty Corp. REIT	1,900	20,824
Hospitality Properties Trust REIT	1,660	24,684
		67,726
Total Financials		227,846

Health Care—2.2%
Pharmaceuticals—2.2%
Biovail Corp.	2,200	20,790
Industrials—13.4%
Commercial Services & Supplies—4.3%
Avery Dennison Corp.	600	19,638
R.R. Donnelley & Sons Co.	1,600	21,728
		41,366
Industrial Conglomerates—4.2%
Ingersoll-Rand Co. Ltd. (Class A)	1,200	20,820
Parker Hannifin Corp.	450	19,143
		39,963
Professional Services—2.5%
Manpower, Inc.	700	23,793
Road & Rail—2.4%
Ryder System, Inc.	600	23,268
Total Industrials		128,390

Information Technology—4.6%
Electronic Equipment & Instruments—2.1%
Jabil Circuit, Inc.	3,000	20,250
Office Electronics—2.5%
Xerox Corp.	3,000	23,910
Total Information Technology		44,160

Materials—5.3%
Chemicals—2.2%
PPG Industries, Inc.	500	21,215
Containers & Packaging—1.9%
Sonoco Products Co.	800	18,528
Metals & Mining—1.2%
United States Steel Corp.	300	11,160
Total Materials		50,903

Telecommunication Services—4.5%
Diversified Telecommunication Services—4.5%
CenturyTel, Inc.	700	19,131
Windstream Corp.	2,600	23,920
Total Telecommunication
Services		43,051

Utilities—7.8%
Electric Utilities—2.0%
Edison International	600	19,272
Gas Utilities—1.7%
Atmos Energy Corp.	700	16,590
Multi-Utilities—4.1%
NiSource, Inc.	1,900	20,843
SCANA Corp.	500	17,800
		38,643
Total Utilities		74,505

Total Common Stocks
(Cost—$1,226,390)		846,539

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Principal
	Amount	Value
Short-Term Securities—2.5%
Repurchase Agreement**—2.5%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $23,932
(Cost—$23,932)	$23,932	$23,932
Total Investments—90.9%
(Cost $1,250,322)		870,471
Other Assets Less
Liabilities—9.1%		87,111
Net Assets—100.0%		$957,582
____________________

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     Bumps in the markets early in 2008 (Société Générale’s substantial trading loss and the fall of Bear Stearns) proved to be merely that – bumps – compared to the peaks and valleys that occurred later and particularly in the final quarter. There were hints of recessionary signals world-wide, and demand uncertainty caused oil prices to begin a retreat in late summer. When Lehman Brothers was allowed to fail in mid-September, investors realized that the seizing in the credit markets would have a far greater impact than anticipated. Virtually every asset class came under pressure for the next several weeks and 2008 turned out to be one of the worst years in market history, across all market caps. Fewer than 5% of the companies in the S&P 500 Index eked out gains for the full year. The good news is that governments globally are taking unprecedented steps to improve the situation, pumping liquidity back into their economies. While the effect of the stimulus packages won’t really be realized in a return to economic expansion for several quarters, the stock market generally leads the economy. In fact, many strategists believe that November 20th will mark the low of the current bear market, and expect gains in 2009. Whether that low holds or not, equity markets generally revert to mean. Indeed between that point and early January, the S&P 500 gained over 20%. This blistering pace may not be sustainable or even desirable. In the meantime, valuations for most companies have been decimated and – with all the cash currently on the sidelines – there are investment opportunities in many sectors.

Factors Affecting Portfolio Performance

     There were no safe havens in 2008, with most asset classes and every equity style posting losses of a magnitude that erased years of gains. The Portfolio ended the year slightly worse than its benchmark, the Russell Midcap Growth Index. Sectors having a positive effect included financial services and consumer discretionary, while industrials and energy detracted from relative performance.

     The Portfolio maintained a modestly higher exposure to the financial sector for most of 2008, but avoided all of the high profile names. The financial sector holdings outperformed the benchmark, partly the result of avoiding stocks that fell the most. Stocks of some capital markets companies and asset managers in the Russell Midcap Growth Index (e.g., MF Global Ltd. which we sold in February; and Janus Capital Group Inc., sold in April) were effectively decimated during the second half of the year as the plummeting value of assets under management caused sharp declines in fees. The Portfolio’s investments in REITS had a positive effect on performance; again the dual impact of staying on the sidelines early in the year and selective investment later. One REIT in which we initiated a position was Mack-Cali Realty Corp., which operates office and mixed use properties in the Northeast. Mack-Cali has maintained a tight investment discipline during recent valuation run-up that should enable the company to weather a downturn better than peers.

     Because of the widespread freeze-up of corporate credit, many multi-industry industrial companies saw their earnings plummet as demand for machinery, equipment and services ground to a halt. Global cyclical companies had been operating in a robust environment throughout 2007 and for the first part of 2008, benefiting from infrastructure investment all over the world, but especially in emerging economies and China in particular. The credit meltdown in the US was a major factor in the rather abrupt end to this cycle. As the TARP program and the low Fed Funds rate stimulate new lending, we believe activity for many of these segments will pick up again. Many materials companies were also hurt by waning demand for steel; and falling gas prices lowered demand for corn to produce ethanol. With oil prices dropping precipitously, earnings of energy sector companies were under pressure. Industrial and energy sector holdings had the greatest negative effects on relative performance for the year; positions in materials detracted modestly.

     The news was not good from or for consumers late in the year – consumer confidence at an all time low, confirmation of a deep and possibly prolonged recession, increased job uncertainty – but there were still some positives. Falling oil prices quickly brought down gasoline costs; and mortgage rate declines gave hope to improvement in housing markets. The Portfolio’s two discount retailers – Dollar Tree Inc. and Family Dollar Stores Inc. – both had favorable effects on performance, as these stores outperformed high-end and even mid-price point retailers by a significant margin with consumers “trading down.”

     The greatest shift in assets during the year was a trimming back of global cyclicals in general and industrials in particular, and an increase in consumer discretionary and health care as we became more defensive during the year. There is little doubt that 2009 will be difficult. The full impact of government actions will not be realized in the next few months, but we should see some indications of a return to global growth by the end of the year. We believe companies’ earnings should start to improve and those leveraged to early cyclical growth, including some technology and consumer segments, should benefit.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Cadence Capital Management LLC.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Cadence Mid Cap Growth Portfolio	(44.59)%	(0.28)%
S&P 500 Index	(37.00)%	0.51%
Russell Midcap Growth Index	(44.32)%	2.13%
__________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Yum! Brands, Inc.	1.6%
Unum Group	1.4
C.R. Bard, Inc.	1.4
NASDAQ OMX Group, Inc. (The)	1.4
Endo Pharmaceuticals Holdings, Inc.	1.4
Factset Research Systems, Inc.	1.4
Corn Products International, Inc.	1.4
FMC Corp.	1.3
Republic Services, Inc.	1.3
Mack-Cali Realty Corp.	1.3
Total	13.9%

Percentage
Holdings by Sector	of Net Assets
Information Technology	20.2%
Consumer Discretionary	16.8
Health Care	11.7
Industrials	11.4
Financials	10.0
Consumer Staples	7.2
Energy	4.8
Materials	3.8
Utilities	1.0
Other#	13.1
Total	100.0%
__________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—86.9%
Consumer Discretionary—16.8%
Diversified Consumer Services—2.2%
DeVry, Inc.	130	$7,464
H&R Block, Inc.	310	7,043
		14,507
Hotels, Restaurants & Leisure—1.6%
Yum! Brands, Inc.	340	10,710
Household Durables—1.1%
Snap-On, Inc.	180	7,088
Leisure Equipment & Products—1.2%
Hasbro, Inc.	260	7,584
Media—2.3%
DreamWorks Animation SKG,
Inc. (Class A)*	290	7,325
John Wiley & Sons, Inc. (Class A)	210	7,472
		14,797
Multiline Retail—2.1%
Dollar Tree, Inc.*	150	6,270
Family Dollar Stores, Inc.	300	7,821
		14,091
Specialty Retail—5.2%
Advance Auto Parts, Inc.	240	8,076
GameStop Corp. (Class A)*	310	6,715
Ross Stores, Inc.	260	7,730
TJX Cos., Inc.	280	5,759
Urban Outfitters, Inc.*	370	5,543
		33,823
Textiles, Apparel & Luxury Goods—1.1%
VF Corp.	130	7,120
Total Consumer Discretionary		109,720

Consumer Staples—7.2%
Food & Staples Retailing—1.0%
BJ’s Wholesale Club, Inc.*	190	6,509
Food Products—3.3%
Corn Products International, Inc.	300	8,655
H.J. Heinz Co.	140	5,264
McCormick & Co., Inc.	230	7,328
		21,247
Household Products—0.9%
Church & Dwight Co., Inc.	110	6,173
Personal Products—2.0%
Alberto-Culver Co.	310	7,598
Herbalife Ltd.	260	5,637
		13,235
Total Consumer Staples		47,164

Energy—4.8%
Energy Equipment & Services—2.6%
Dresser-Rand Group, Inc.*	300	5,175
FMC Technologies, Inc.*	210	5,004
Noble Corp.	300	6,627
		16,806
Oil, Gas & Consumable Fuels—2.2%
Southwestern Energy Co.*	220	6,373
Sunoco, Inc.	190	8,258
		14,631
Total Energy		31,437

Financials—10.0%
Diversified Financial Services—1.4%
NASDAQ OMX Group, Inc. (The)*	370	9,143
Insurance—6.1%
Allied World Assurance Co.
Holdings Ltd.	200	8,120
American Financial Group, Inc.	340	7,779
Arch Capital Group Ltd.*	100	7,010
PartnerRe Ltd.	110	7,840
Unum Group	500	9,300
		40,049
Real Estate Investment Trusts (REITs)—2.5%
Digital Realty Trust, Inc. REIT	240	7,884
Mack-Cali Realty Corp. REIT	340	8,330
		16,214
Total Financials		65,406

Health Care—11.7%
Health Care Equipment & Supplies—5.5%
C.R. Bard, Inc.	110	9,269
Hill-Rom Holdings, Inc.	330	5,432
St. Jude Medical, Inc.*	250	8,240
Teleflex, Inc.	150	7,515
Varian Medical Systems, Inc.*	160	5,606
		36,062
Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	200	7,132
Omnicare, Inc.	290	8,050
Quest Diagnostics, Inc.	160	8,306
		23,488
Pharmaceuticals—2.6%
Endo Pharmaceuticals Holdings,
Inc.*	350	9,058
Forest Laboratories, Inc.*	310	7,896
		16,954
Total Health Care		76,504

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Industrials—11.4%
Aerospace & Defense—1.2%
Alliant Techsystems, Inc.*	90	$7,718
Airlines—0.8%
Copa Holdings SA (Class A)	180	5,458
Commercial Services & Supplies—1.3%
Republic Services, Inc.	338	8,379
Construction & Engineering—3.9%
Aecom Technology Corp.*	210	6,453
Fluor Corp.	120	5,385
Foster Wheeler Ltd.*	240	5,611
URS Corp.*	190	7,746
		25,195
Electrical Equipment—2.1%
Ametek, Inc.	250	7,553
Roper Industries, Inc.	150	6,511
		14,064
Machinery—0.9%
Flowserve Corp.	110	5,665
Professional Services—1.2%
Dun & Bradstreet Corp.	100	7,720
Total Industrials		74,199

Information Technology—20.2%
Communications Equipment—2.8%
Brocade Communications
Systems, Inc.*	1,830	5,124
F5 Networks, Inc.*	270	6,172
Juniper Networks, Inc.*	400	7,004
		18,300
Computers & Peripherals—2.1%
NCR Corp.*	410	5,798
QLogic Corp.*	600	8,064
		13,862
Electronic Equipment & Instruments—1.1%
Amphenol Corp. (Class A)	290	6,954
IT Services—4.9%
Affiliated Computer Services,
Inc. (Class A)*	150	6,893
Global Payments, Inc.	180	5,902
Hewitt Associates, Inc. (Class A)*	230	6,527
Metavante Technologies, Inc.*	370	5,961
SAIC, Inc.*	350	6,818
		32,101
Semiconductors &
Semiconductor Equipment —4.3%
Altera Corp.	420	7,018
Broadcom Corp. (Class A)*	480	8,146
Marvell Technology Group Ltd.*	860	5,736
ON Semiconductor Corp.*	2,180	7,412
		28,312
Software—5.0%
Activision Blizzard, Inc.*	168	1,452
CA, Inc.	440	8,153
Citrix Systems, Inc.*	250	5,892
Factset Research Systems, Inc.	200	8,848
McAfee, Inc.*	230	7,951
		32,296
Total Information Technology		131,825

Materials—3.8%
Chemicals—2.5%
FMC Corp.	190	8,499
Terra Industries, Inc.	480	8,001
		16,500
Containers & Packaging—1.3%
Crown Holdings, Inc.*	420	8,064
Total Materials		24,564

Utilities—1.0%
Multi-Utilities—1.0%
Centerpoint Energy, Inc.	500	6,310
Total Investments—86.9%
(Cost $678,215)		567,129
Other Assets Less
Liabilities—13.1%		85,641
Net Assets—100.0%		$652,770
____________________

*	Non-income producing security.

Glossary:
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The Dow Jones Industrial Index suffered the largest annual decline since 1931 and the NASDAQ Composite suffered the largest decline ever – even greater than that experienced during the tech-bubble. The problems and weaknesses which initially began in the financial sector spread broadly across all sectors and markets. These declines were magnified by the massive liquidation of hedge funds beginning in late summer, driving many stocks well below the value of their existing franchises. While it is clear that the global economic outlook is negative and there is an unprecedented combination of headwinds facing the financial markets, there has been tremendous monetary and fiscal stimulus by the U.S. Federal Reserve and Global Central banks. This should help to counter these trends albeit at the risk of creating future inflation. In a market where everything has been severely punished, we believe disciplined investors are being provided with a tremendous opportunity.

Factors Affecting Portfolio Performance

     The Portfolio returns for the year were negative, trailing the returns of the Russell 2000 Value Index benchmark. The equity market indices declined in excess of 20% during the fourth quarter and declines for the year were substantially greater. The Portfolio’s performance was negatively impacted by stock selection in the materials and processing, producer durables, and technology sectors. An overweight position in the energy sector also detracted from performance. However, the Portfolio benefited from the addition of new positions in the finance sector during the second half of the year. The Portfolio’s largest detractors during the period included Pacific Sunwear of California, Warren Resources, Acergy SA, and GSI Group of America. While we had a very high level of confidence in Pacific Sunwear’s management team, we believe a turnaround in this deteriorating retail environment will be extremely difficult and decided to eliminate the position. We believed GSI, a manufacturer of precision motion products and laser systems, was undervalued when we initiated the position, trading at book value with net cash. However, subsequent to our purchase, the company made a very expensive acquisition of Excel Technology, sharply raising the company’s debt levels and diluting the equity shareholder. We eliminated the position during the fourth quarter.

     Assurant, Denbury Resources, Martin Transportation, and Wausau Paper were the top contributors to performance during the year. Wausau Paper is a leading producer of fine printing and writing, specialty, and towel and tissue papers. Wausau’s away-from-home product line contributed to the company’s strength as this segment realized higher margins through the implementation of price increases combined with sharply lower input costs from falling pulp prices. Assurant is a provider of primarily creditor-placed homeowners as well as other insurance lines. With its leading market position we believe the company has been a major beneficiary of a roiled credit market, particularly as foreclosures have increased. We believe that Assurant has a strong balance sheet and investment portfolio. We took a position in the stock close to the 2008 low, and it rebounded to close the year as one of the Portfolio’s top performers.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, NWQ Investment Management Company LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/NWQ Small Cap Value Portfolio	(47.72)%	0.31%
S&P 500 Index	(37.00)%	0.51%
Russell 2000 Value Index	(28.92)%	3.14%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Aspen Insurance Holdings Ltd.	3.9%
Griffon Corp.	3.5
Assurant, Inc.	3.2
Tower Group, Inc.	3.2
StanCorp Financial Group, Inc.	3.1
Yamana Gold, Inc.	3.1
Wausau Paper Corp.	3.0
Elizabeth Arden, Inc.	2.9
Marten Transport Ltd.	2.6
Sepracor, Inc.	2.5
Total	31.0%

Percentage
Holdings by Sector	of Net Assets
Industrials	20.6%
Financials	16.7
Materials	12.5
Energy	9.5
Information Technology	8.2
Consumer Staples	7.0
Consumer Discretionary	4.2
Health Care	2.8
Other#	18.5
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets loss liabilities.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—81.5%
Consumer Discretionary—4.2%
Hotels, Restaurants & Leisure—2.1%
Bob Evans Farms, Inc.	1,600	$32,688
Household Durables—1.8%
Hooker Furniture Corp.	3,650	27,959
Specialty Retail—0.3%
Golfsmith International Holdings, Inc*	7,309	5,116
Total Consumer Discretionary		65,763

Consumer Staples—7.0%
Food & Staples Retailing—0.4%
Casey’s General Stores, Inc.	300	6,831
Food Products—2.1%
Smithfield Foods, Inc.*	2,284	32,136
Household Products—1.6%
WD-40 Co.	850	24,046
Personal Products—2.9%
Elizabeth Arden, Inc.*	3,600	45,396
Total Consumer Staples		108,409

Energy—9.5%
Energy Equipment & Services—2.4%
Acergy SA, ADR	6,427	37,148
Oil, Gas & Consumable Fuels—7.1%
Approach Resources, Inc.*	3,625	26,499
Bill Barrett Corp.*	1,400	29,582
Denbury Resources, Inc.*	2,800	30,576
Petroquest Energy, Inc.*	1,800	12,168
Warren Resources, Inc.*	5,500	10,945
		109,770
Total Energy		146,918

Financials—16.7%
Insurance—16.7%
Aspen Insurance Holdings Ltd.	2,450	59,413
Assurant, Inc.	1,650	49,500
PMA Capital Corp. (Class A)*	2,450	17,346
Reinsurance Group of America, Inc.	800	34,256
StanCorp Financial Group, Inc.	1,150	48,035
Tower Group, Inc.	1,750	49,367
Total Financials		257,917

Health Care—2.8%
Health Care Providers &
Services—0.3%
Skilled Healthcare Group, Inc.
(Class A)*	600	5,064
Pharmaceuticals—2.5%
Sepracor, Inc.*	3,500	38,430
Total Health Care		43,494

Industrials—20.6%
Building Products—5.2%
Gibraltar Industries, Inc.	2,200	26,268
Griffon Corp.*	5,871	54,776
		81,044
Electrical Equipment—5.0%
Acuity Brands, Inc.	550	19,201
Belden, Inc.	1,800	37,584
General Cable Corp.*	1,150	20,343
		77,128
Machinery—7.8%
Albany International Corp. (Class A)	1,450	18,618
Kadant, Inc.*	850	11,458
Kennametal, Inc.	1,150	25,519
Lincoln Electric Holdings, Inc.	500	25,465
RBC Bearings, Inc.*	650	13,182
Sauer-Danfoss, Inc.	3,000	26,250
		120,492
Road & Rail—2.6%
Marten Transport Ltd.*	2,150	40,764
Total Industrials		319,428

Information Technology—8.2%
Communications Equipment—2.8%
Avocent Corp.*	1,100	19,701
Brocade Communications
Systems, Inc.*	8,400	23,520
		43,221
Electronic Equipment, Instruments &
Components—1.2%
Keithley Instruments, Inc.	5,250	19,162
Semiconductors & Semiconductor
Equipment—4.2%
Actel Corp.*	1,600	18,752
Mattson Technology, Inc.*	6,250	8,813
Standard Microsystems Corp.*	2,300	37,582
		65,147
Total Information Technology		127,530

Materials—12.5%
Chemicals—1.7%
CF Industries Holdings, Inc.	375	18,435
Ferro Corp.	1,100	7,755
		26,190
Containers & Packaging—2.1%
Packaging Corp of America	900	12,114
Temple-Inland, Inc.	4,350	20,880
		32,994
Metals & Mining—4.2%
Century Aluminum Co.*	1,675	16,750
Yamana Gold, Inc.	6,175	47,671
		64,421

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Paper & Forest Products—4.5%
Buckeye Technologies, Inc.*	3,300	$12,012
Domtar Corp.*	6,900	11,523
Wausau Paper Corp.	4,084	46,721
		70,256
Total Materials		193,861

Total Common Stocks
(Cost—$2,038,856)		1,263,320

	Principal
	Amount
Short-Term Securities—1.4%
Repurchase Agreement**—1.4%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $21,407
(Cost—$21,407)	$21,407	21,407
Total Investments—82.9%
(Cost $2,060,263)		1,284,727
Other Assets Less
Liabilities—17.1%		264,415
Net Assets—100.0%		$1,549,142
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The past year will not be one that many people will remember fondly, as most major indices were down dramatically. Stocks oscillated throughout the first half of the year. Strength in the energy sector was able to offset some weakness from other sectors.

     Growing fears over a severe global recession and concerns over the health of the financial system became investors’ main focus. This sent most asset classes dramatically lower, including many commodities that were strong early in the year. Oil saw an astounding fall in the second half of 2008. After reaching record highs in July, it proceeded to fall faster and farther than most thought possible.

     The financial crisis hit new levels in the fall as credit markets essentially froze due to a severe lack of confidence in financial counterparties. Attempts of a global response, including coordinated interest rate cuts by central banks and both European and the U.S. governments issuing capital directly to banks, only provided short lived rallies. Volatility also rose sharply, reaching extraordinary levels that sent investors fleeing out of equities and corporate bonds to safer treasuries. This perceived flight to quality is still having its impact on the economy as there are apparently few loans being generated to corporations, small businesses and consumers due to the risk aversion in the market.

     With one of the worst years in the financial markets behind us, hope exists that stocks may have already experienced their nadir and that proposed government stimulus efforts will achieve their intended effect. We remain cautious, however, and feel that the upcoming year may continue to exhibit the same levels of volatility as the most recent quarter with hopes for a market bottom being possibly offset by disappointing earnings results. Although there is now widespread acknowledgement that worldwide economic conditions are poor, there still remains some optimism in the market. We remain focused on finding those companies that we believe will maintain the ability to deliver earnings and revenue growth. The market declines of the past year have afforded us a larger opportunity set from which to choose, as companies that previously fell outside of our capitalization purchase parameters now qualify as candidates for the Portfolio. We hope to benefit from this development.

Factors Affecting Portfolio Performance

     The Portfolio declined in 2008 with performance that trailed that of its benchmark, the Russell 2500 Growth Index. Stock selection was the primary reason for the underperformance. Strong stock selection in the healthcare sector was offset by weakness in the basic industry/capital goods, consumer non-durables, consumer services and technology sectors. It was a very difficult year for many companies relying on consumer discretionary spending. Stock selection in these areas suffered as companies were punished for the slightest missteps, while not being rewarded for strong operating results. Sector allocation had a slightly positive impact on performance, mostly from an overweight position in the healthcare sector. The Portfolio also benefited from names that were added during the year as many of these stocks were among the top contributors to performance for the period.

     Several of the top contributors to performance came from the healthcare sector this year. One of the top contributors to performance was APP Pharmaceuticals. The pharmaceutical company saw strength during the period after it agreed to be acquired by a major European medical company for a significant premium. We exited this position shortly after the takeover announcement. Also contributing to performance was Emergency Medical Services. The medical services provider rose due to strong earnings growth and the announcements of new contract wins. We continue to hold this position because of the company’s ability to grow during these tough economic times.

     Lululemon Athletica was among the biggest detractors to performance this year. The maker of women’s athletic apparel saw its stock price fall as they faced a difficult operating environment due to decreasing consumer confidence and spending throughout the year. We continue to hold this position due to their unique brand and the ability they have to grow their business. Within the technology sector, Omniture also underperformed this year. The software company fell late in the year over fears that corporate spending on advertising would slow drastically. We decided to exit the position during the period due to these concerns.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Delaware Management Company.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	(45.78)%	(2.43)%
S&P 500 Index	(37.00)%	0.51%
Russell 2500 Growth Index	(41.50)%	2.10%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
OSI Pharmaceuticals, Inc.	3.0%
J.B. Hunt Transport
Services, Inc.	2.7
Abraxis Bioscience, Inc.	2.5
Medarex, Inc.	2.4
Data Domain, Inc.	2.4
Sepracor, Inc.	2.1
F5 Networks, Inc.	2.0
Isis Pharmaceuticals, Inc.	2.0
Informatica Corp.	1.9
Emergency Medical Services
Corp. (Class A)	1.9
Total	22.9%

Percentage
Holdings by Sector	of Net Assets
Health Care	26.1%
Information Technology	21.8
Industrials	13.8
Consumer Discretionary	8.6
Energy	5.3
Financials	4.0
Other#	20.4
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—79.6%
Consumer Discretionary—8.6%
Distributors—1.5%
LKQ Corp.*	1,000	$11,660
Hotels, Restaurants & Leisure—2.4%
Texas Roadhouse, Inc. (Class A)*	1,400	10,850
Wynn Resorts Ltd.*	200	8,452
		19,302
Specialty Retail—3.7%
Aeropostale, Inc.*	600	9,660
Gymboree Corp.*	400	10,436
Pacific Sunwear Of California*	900	1,431
PetSmart, Inc.	400	7,380
		28,907
Textiles, Apparel & Luxury Goods—1.0%
Lululemon Athletica, Inc.*	1,000	7,930
Total Consumer Discretionary		67,799

Energy—5.3%
Energy Equipment & Services—5.3%
Atwood Oceanics, Inc.*	400	6,112
CARBO Ceramics, Inc.	350	12,436
Cie Generale de Geophysique-Veritas,
ADR*	306	4,587
Core Laboratories NV	200	11,972
T-3 Energy Services, Inc.*	400	3,776
Tesco Corp.*	400	2,856
Total Energy		41,739

Financials—4.0%
Capital Markets—2.2%
Investment Technology Group, Inc.*	500	11,360
Waddell & Reed Financial, Inc.
(Class A)	400	6,184
		17,544
Insurance—1.8%
Hanover Insurance Group, Inc. (The)	200	8,594
ProAssurance Corp.*	100	5,278
		13,872
Total Financials		31,416

Health Care—26.1%
Biotechnology—13.7%
Abraxis Bioscience, Inc.*	300	19,776
Celera Corp.*	700	7,791
Cepheid, Inc.*	600	6,228
Cougar Biotechnology, Inc.*	500	13,000
Isis Pharmaceuticals, Inc.*	1,100	15,598
Medarex, Inc.*	3,400	18,972
OSI Pharmaceuticals, Inc.*	600	23,430
Zymogenetics, Inc.*	1,200	3,600
		108,395
Health Care Equipment &
Supplies—5.6%
Align Technology, Inc.*	900	7,875
Conceptus, Inc.*	700	10,654
Hologic, Inc.*	400	5,228
Immucor, Inc.*	300	7,974
Wright Medical Group, Inc.*	600	12,258
		43,989
Health Care Providers &
Services—1.9%
Emergency Medical Services Corp.
(Class A)*	400	14,644
Life Sciences Tools & Services—2.1%
Affymetrix, Inc.*	1,200	3,588
Charles River Laboratories
International, Inc.*	500	13,100
		16,688
Pharmaceuticals—2.8%
Cardiome Pharma Corp.*	1,300	5,915
Sepracor, Inc.*	1,500	16,470
		22,385
Total Health Care		206,101

Industrials—13.8%
Aerospace & Defense—0.9%
Hexcel Corp.*	1,000	7,390
Commercial Services & Supplies—3.2%
Geo Group, Inc. (The)*	600	10,818
Healthcare Services Group	900	14,337
		25,155
Machinery—7.0%
Bucyrus International, Inc.	500	9,260
Colfax Corp.*	400	4,156
Dynamic Materials Corp.	500	9,655
Middleby Corp.*	300	8,181
Titan International, Inc.	1,000	8,250
Titan Machinery, Inc.*	700	9,842
Trinity Industries, Inc.	400	6,304
		55,648
Road & Rail—2.7%
J.B. Hunt Transport Services, Inc.	800	21,016
Total Industrials		109,209

Information Technology—21.8%
Communications Equipment—2.0%
F5 Networks, Inc.*	700	16,002
Computers & Peripherals—2.4%
Data Domain, Inc.*	1,000	18,800
Electronic Equipment & Instruments—3.3%
Itron, Inc.*	200	12,748
Mettler Toledo International, Inc.*	200	13,480
		26,228

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Internet Software & Services—1.3%
Ariba, Inc.*	1,400	$10,094
Semiconductors & Semiconductor
Equipment—5.7%
Atheros Communications, Inc.*	900	12,879
Cavium Networks, Inc.*	900	9,459
Microsemi Corp.*	1,000	12,640
TriQuint Semiconductor, Inc.*	2,900	9,976
		44,954
Software—7.1%
Concur Technologies, Inc.*	400	13,128
Informatica Corp.*	1,100	15,103
Salesforce.com, Inc.*	200	6,402
Solera Holdings, Inc.*	500	12,050
Sybase, Inc.*	400	9,908
		56,591
Total Information Technology		172,669

Total Common Stocks
(Cost—$862,508)		628,933

	No. of
	Rights
Rights—0.0%
Health Care—0.0%
Pharmaceuticals—0.0%
Fresenius Kabi Pharmaceuticals
Holding, Inc., expiring 6/30/11*
(Cost—$0)	500	175

	Principal
	Amount
Short-Term Securities—3.4%
Repurchase Agreement**—3.4%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $26,561
(Cost—$26,561)	$26,561	26,561
Total Investments—83.0%
(Cost $889,069)		655,669
Other Assets Less
Liabilities—17.0%		134,041
Net Assets—100.0%		$789,710
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The credit crisis that started in the summer of 2007 remained the dominant story of the year, claiming a remarkable array of high-profile casualties, as massive credit-related trading losses and the freezing of credit markets overwhelmed many Western financial institutions. U.S. investment bank Bear Stearns was the first significant victim in March, and was purchased at a heavily discounted price by JPMorgan Chase. Stock markets then advanced until mid-May, powered in particular by the surging energy and materials sectors. Investor optimism was, however, proved misplaced. Equity markets fell steadily from mid-May to mid-September as the oil price climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the global economy may be entering a stagflationary period of lower growth and higher inflation. Events then took a dramatic turn for the worse in September. The U.S. Federal Reserve takeover of mortgage agencies Freddie Mac and Fannie Mae was followed by the bankruptcy of Lehman Brothers. Global equity markets fell even more heavily in early October on fears that the U.S. and European banking systems were poised to collapse, prompting unprecedented measures by first the U.K. government, and then other governments, including the United States, to recapitalize their ailing banking sectors. Central banks globally slashed interest rates to stimulate their rapidly deteriorating economies and ease the flow of credit, with rates in the United States reduced to close to zero. Commodity prices, including oil, collapsed in the face of waning global demand.

Factors Affecting Portfolio Performance

     For the year ended December 31, 2008 the Portfolio outperformed its benchmark, the MSCI EAFE Index. The Portfolio produced strong relative performance during the rough market conditions, with its sector exposures adding a substantial positive contribution. The sizeable underweight exposure to the financials sector, most notably banks, added value, although owning U.K. and Swiss insurers Prudential and Zurich Financial Services hurt returns due to capital adequacy fears afflicting the insurance sector. The position in Spanish bank Banco Santander also detracted from relative performance, as the banking sector lost over a third of its value within the MSCI EAFE Index. Overall, however, our stock selection in the financials sector proved to be relatively positive.

     Elsewhere, our stock selection in the health care sector proved beneficial, in relative terms. Both Swiss pharmaceutical companies Roche and Novartis, and French health care stock Sanofi-Aventis held within the Portfolio were sources of positive relative returns, as the market favored their defensive qualities during the market turmoil.

     The Portfolio’s positive relative showing in the energy sector owed much to owning a number of European integrated oil companies such as ENI, Total, Royal Dutch Shell and BP, all of which avoided the bulk of the sell-off in the sector despite the plunging oil price.

     Conversely, the Portfolio’s underweight position and stock selection in the industrials sector hurt performance, German capital goods company Siemens hurt returns.

     Despite a strong performance by U.K. mobile phone company Vodafone Group, who showed a renewed focus on cash generation, the telecom services sector was a source of negative attribution. Not owning a number of stocks, such as Spanish phone company Telefonica, detracted from relative returns as the sector’s defensive qualities led it to outperform the wider market.

     It may be a new year, but the array of challenges facing the global economy remains unchanged and substantial. Accordingly, our expectations for 2009 continue to be marked by significant caution.

     Against the current bleak macroeconomic backdrop, the Portfolio is defensively positioned with underweight exposures to the industrials, financials and materials sectors. We continue to favor consumer staples, health care, telecom services and information technology stocks. Our preference is for large, well-managed, well-capitalized companies with global franchises that generate significant free cash flow as well as high and sustainable returns on equity. We believe that companies exhibiting these attributes should have the resilience to weather these tough economic times.

     The Portfolio is intended to defend well in challenging market conditions. To that end, we believe our current portfolio positioning, allied to our preference for highly cash-generative companies with strong balance sheets, will enable us to build upon our strong relative performance in 2008 in what unfortunately looks to be another difficult year ahead.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lazard International Portfolio	(35.60)%	3.42%
MSCI EAFE Index	(43.06)%	4.37%
________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Vodafone Group plc, ADR	4.6%
Novartis AG, ADR	4.2
Roche Holding AG, ADR	3.9
BAE Systems plc, ADR	3.9
Prudential plc, ADR	3.8
Imperial Tobacco Group plc, ADR	3.7
GDF Suez, ADR	3.7
Canon, Inc., ADR	3.5
Unilever plc, ADR	3.5
E.ON AG, ADR	3.4
Total	38.2%

Percentage
Holdings by Sector	of Net Assets
Consumer Staples	19.8%
Health Care	13.9
Financials	13.4
Energy	12.0
Information Technology	9.2
Telecommunication Services	9.0
Utilities	7.1
Industrials	3.9
Consumer Discretionary	1.0
Other#	10.7
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—89.3%
Canada—2.4%
TELUS Corp.	1,800	$51,156

Finland—2.5%
Nokia OYJ, ADR	3,320	51,792

France—10.7%
GDF Suez, ADR	1,574	77,834
Groupe Danone, ADR	1,800	21,744
Sanofi-Aventis SA, ADR	1,875	60,300
Total SA, ADR	1,200	66,360
		226,238

Germany—7.0%
Adidas AG, ADR	1,065	20,608
Allianz SE, ADR	5,125	55,504
E.ON AG, ADR	1,759	71,679
		147,791

Italy—2.3%
ENI S.p.A, ADR	1,035	49,494

Japan—6.1%
Canon, Inc., ADR	2,365	74,261
HOYA Corp., ADR	1,760	30,536
Sumitomo Mitsui Financial Group,
Inc., ADR	6,270	25,268
		130,065

Netherlands—3.3%
Heineken NV, ADR	1,350	20,723
Royal Dutch Shell plc
(Class A), ADR	945	50,028
		70,751

Singapore—2.0%
Singapore Telecommunications
Ltd., ADR	2,370	42,304

Spain—1.8%
Banco Santander SA, ADR	4,050	38,435

Sweden—1.8%
Telefonaktiebolaget LM
Ericsson, ADR	4,985	38,933

Switzerland—14.1%
Nestle SA, ADR (Registered)	1,482	58,835
Novartis AG, ADR	1,800	89,568
Roche Holding AG, ADR	1,094	83,746
Zurich Financial Services AG, ADR	3,105	67,844
		299,993

United Kingdom—35.3%
BAE Systems plc, ADR	3,675	81,989
BG Group plc, ADR	420	29,883
BP plc, ADR	1,300	60,762
British American Tobacco plc, ADR	1,350	71,469
Diageo plc, ADR	900	51,066
GlaxoSmithKline plc, ADR	1,680	62,613
HSBC Holdings plc, ADR	373	18,154
Imperial Tobacco Group plc, ADR	1,450	78,445
Prudential plc, ADR	6,335	80,138
Tesco plc, ADR	2,635	41,765
Unilever plc, ADR	3,200	73,664
Vodafone Group plc, ADR	4,800	98,112
		748,060
Total Common Stocks
(Cost—$2,505,095)		1,895,012

	Principal
	Amount
Short-Term Securities—7.5%
Repurchase Agreement**—7.5%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $158,864
(Cost—$158,863)	$158,863	158,863
Total Investments—96.8%
(Cost $2,663,958)		2,053,875
Other Assets Less
Liabilities—3.2%		68,491
Net Assets—100.0%		$2,122,366
____________________

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Percentage
Holdings by Sector	of Net Assets
Consumer Staples	19.8%
Health Care	13.9
Financials	13.4
Energy	12.0
Information Technology	9.2
Telecommunication Services	9.0
Utilities	7.1
Industrials	3.9
Consumer Discretionary	1.0
Other#	10.7
Total	100.0%
____________________

#	Other includes short-term securities and other assets less liabilities.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     2008 was a difficult year for international equities, with the MSCI EAFE (Net) Index down 43%. Markets plunged in the second half of the year, as the collapse of several major financial institutions triggered a crisis in the credit markets that quickly spread into the real economy. Policymakers responded to the crisis in an unprecedented fashion, slashing interest rates, bailing out economically critical industries and announcing massive spending plans. Their actions helped assuage fears of a systemic collapse, but much of the industrialized world slipped into recession, prompting cuts in corporate earnings projections. Losses during the year were widespread across all sectors. Japan held up better than most regions as the yen surged against other major currencies.

Factors Affecting Portfolio Performance

     The Portfolio outperformed the MSCI EAFE Index for the 12 months ended December 31, 2008. From a sector perspective, stock selection in materials and energy contributed to relative performance, while holdings in consumer discretionary and an underweight in utilities detracted. Regionally, stock selection in Continental Europe added relative value, while Japan hurt performance.

     From a stock-specific standpoint, Total SA, a French oil and gas giant, contributed to relative performance. The company’s shares rose as large, integrated energy companies held up relatively well in the fourth quarter, despite plunging oil prices. These firms generated massive amounts of cash flow in recent years and, consequently, are less vulnerable to the current credit shortage and more capable of sustaining dividends. At the same time, their integrated operations provide a partial buffer against the decline in crude prices. In contrast, smaller players within the industry have been squeezed, with some being forced to sell assets in order to raise cash. The company’s adjusted net profits (excluding one-offs and changes in inventory valuation) exceeded expectations, and production output is expected to grow in the years ahead. On the other hand, ING, the Dutch insurance and banking group, was a major detractor from returns during the year. The stock plummeted recently after a €1.6 billion write-off in the third quarter caused the company to post its first loss in over a decade and raised questions about its capital adequacy. In an effort to head off a major sell-off in the stock, the company accepted a €10 billion capital injection from the Dutch government at what we view to be very favorable terms. While the deal may prompt ING to forego paying dividends temporarily, it provided the company with a buffer to ride out the current financial storm and addressed analysts’ concerns about capital adequacy.

     During the year, we continued to buy and sell stocks in response to changes to our investment theses, but we remained focused on high-quality companies that possessed strong balance sheets and long-term profit potential. The Portfolio focused on bottom-up stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, J.P. Morgan Investment Management Inc.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/JPMorgan International Equity Portfolio	(41.50)%	2.78%
MSCI EAFE Index	(43.06)%	4.37%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Total SA	3.7%
HSBC Holdings plc	2.7
Vodafone Group plc	2.6
Nestle SA (Registered)	2.4
Royal Dutch Shell plc (Class A)	2.4
Roche Holding AG	2.3
E.ON AG	2.3
Novartis AG (Registered)	2.1
ENI S.p.A	1.9
Telefonica SA	1.9
Total	24.3%

Percentage
Holdings by Sector	of Net Assets
Financials	18.1%
Industrials	12.5
Information Technology	10.4
Energy	10.1
Health Care	9.3
Consumer Staples	8.4
Materials	8.1
Consumer Discretionary	7.3
Utilities	3.6
Telecommunication Services	3.2
Other#	9.0
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—91.0%
Australia—1.7%
BHP Billiton Ltd.	1,401	$29,763

Belgium—0.7%
Anheuser-Busch InBev NV	520	12,076

Brazil—1.4%
Cia Vale do Rio Doce, ADR	984	11,916
Petroleo Brasileiro SA, ADR	533	13,053
		24,969

Finland—1.5%
Nokia OYJ	1,707	26,787

France—12.3%
Accor SA	351	17,290
AXA SA	1,179	26,463
BNP Paribas	447	19,295
Cie de Saint-Gobain	271	12,805
GDF Suez	268	13,303
Imerys SA	261	11,929
Lafarge SA	224	13,700
Pernod-Ricard SA	223	16,566
Sanofi-Aventis SA	303	19,381
Total SA	1,206	66,305
		217,037

Germany—8.9%
Bayer AG	477	27,794
Deutsche Post AG	979	16,558
E.ON AG	1,028	40,367
Linde AG	158	13,261
RWE AG	100	8,882
SAP AG	451	16,365
Siemens AG (Registered)	338	25,446
Symrise AG	604	8,455
		157,128

Hong Kong—2.0%
China Mobile Ltd.	1,000	10,146
Esprit Holdings Ltd.	2,600	14,816
Hang Lung Properties Ltd.	5,000	10,978
		35,940

Israel—1.0%
Teva Pharmaceutical Industries Ltd.,
ADR	400	17,028

Italy—3.6%
ENI S.p.A.	1,374	33,063
Intesa Sanpaolo S.p.A	5,018	18,229
UniCredit S.p.A	4,965	12,624
		63,916

Japan—18.2%
Astellas Pharma, Inc.	600	24,559
Canon, Inc.	900	28,516
Daikin Industries Ltd.	400	10,519
East Japan Railway Co.	3	22,802
Honda Motor Co. Ltd.	1,200	25,558
Japan Tobacco, Inc.	7	23,186
Komatsu Ltd.	1,400	17,859
Mitsubishi Corp.	1,300	18,413
Mitsubishi UFJ Financial Group, Inc.	2,000	12,570
Mitsui Fudosan Co., Ltd.	1,000	16,672
Murata Manufacturing Co., Ltd.	500	19,606
Nidec Corp.	400	15,644
Nomura Holdings, Inc.	1,500	12,490
Shin-Etsu Chemical Co., Ltd.	400	18,461
Sony Corp.	900	19,685
Sumitomo Corp.	2,600	23,060
Sumitomo Mitsui Financial Group, Inc.	3	12,444
		322,044

Mexico—1.2%
America Movil SAB de CV, ADR	366	11,342
Fomento Economico Mexicano
SAB de CV, ADR	304	9,160
		20,502

Netherlands—4.6%
ING Groep NV, CVA	1,329	14,627
Koninklijke Philips Electronics NV	664	13,165
Reed Elsevier NV	1,078	12,817
Royal Dutch Shell plc (Class A)	1,577	41,695
		82,304

South Korea—0.5%
Samsung Electronics Co. Ltd.,
GDR(a)	50	8,952

Spain—3.8%
Banco Bilbao Vizcaya Argentaria SA	1,535	19,019
Inditex SA	330	14,695
Telefonica SA	1,462	33,000
		66,714

Sweden—0.4%
Atlas Copco AB (Class A)	800	7,039

Switzerland—11.2%
ABB Ltd. (Registered)*	1,595	24,324
Adecco SA (Registered)	384	13,146
Holcim Ltd. (Registered)	282	16,322
Nestle SA (Registered)	1,068	42,291
Novartis AG (Registered)	737	36,910
Roche Holding AG	262	40,562
Zurich Financial Services AG
(Registered)	112	24,470
		198,025

Taiwan—0.6%
Taiwan Semiconductor Manufacturing
Co. Ltd., ADR	1,451	11,463

United Kingdom—17.4%
Barclays plc	3,413	7,757
BG Group plc	1,773	24,541
British Land Co. plc REIT	859	6,883
Burberry Group plc	2,800	9,066

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
GlaxoSmithKline plc	1,336	$24,847
HSBC Holdings plc	4,800	47,636
ICAP plc	2,938	12,402
Man Group plc.	3,427	11,789
Marks & Spencer Group plc	2,380	7,460
Prudential plc	1,710	10,380
Standard Chartered plc	2,009	25,707
Tesco plc	5,464	28,451
Vodafone Group plc	22,765	46,615
WM Morrison Supermarkets plc	4,257	17,255
Wolseley plc	1,621	9,030
WPP plc	3,192	18,665
		308,484
Total Common Stocks
(Cost—$2,545,951)		1,610,171

	No. of
	Rights
Rights—0.0%
Belgium—0.0%
Fortis, expiring 7/1/14*(b)
(Cost $0)	983	—
Total Investments—91.0%
(Cost $2,545,951)		1,610,171
Other Assets Less
Liabilities—9.0%		160,153
Net Assets—100.0%		$1,770,324
____________________

*	Non-income producing security.
(a)	Security may be offered and sold to qualified institutional buyers under rule 144A of the Securities Act of 1933.
(b)	This security represents a possible future entitlement to any proceeds that the Belgium Government might earn from the sale of Fortis Bank Belgium, which will be distributed back to shareholders of record. Accordingly, there is no associated strike price.

Glossary:
ADR—American Depositary Receipt.
CVA—Dutch Certificate
GDR—Global Depository Receipt
REIT—Real Estate Investment Trust.

Percentage
Holdings by Sector	of Net Assets
Financials	18.1%
Industrials	12.5
Information Technology	10.4
Energy	10.1
Health Care	9.3
Consumer Staples	8.4
Materials	8.1
Consumer Discretionary	7.3
Utilities	3.6
Telecommunication Services	3.2
Other#	9.0
Total	100.0%
____________________

#	Other includes short-term securities and other assets less liabilities.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     According to the National Bureau of Economic Research (NBER), the U.S. economy officially has been in a recession since December 2007. As the year progressed, the U.S. economy weakened under the weight of the credit crisis, increased unemployment, and continued declines in home values. During the second half of 2008, the majority of economic data was decidedly negative, with many readings hitting historical lows. The manufacturing sector contracted, with the Institute for Supply Management (ISM) Index plunging to 32.4% in December—the fifth consecutive month of declines and the lowest reading since June 1980. Home prices continued to decline in the fourth quarter, with the S&P/Case-Schiller 20-City Composite Index down 18.0% year over year and down 23.4% from its peak. Retail and food services sales, according to advanced estimates, declined 1.8% in November. Labor market conditions also weakened, with initial jobless and continuing claims at their highest weekly levels since 1982. November payrolls declined by 533,000 and the national unemployment rate rose to 6.7%. Equities posted one of the worst years on record, with extensive declines across the market cap spectrum. In the credit markets, there was a clear flight to quality as higher-rated securities outperformed lower-rated securities.

     Policymakers responded aggressively to the economic and financial crisis with global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), and the establishment of a commercial paper funding facility, among a number of emergency programs. Since the start of the credit crisis in July 2007, the fed funds rate has been lowered, from 5.25% to a range of zero to 0.25%, and the Federal Reserve Board’s (the Fed) balance sheet has expanded, from $800 billion to nearly $2.2 trillion. During the quarter, the Fed initiated a program to purchase mortgage-backed securities (MBS) with a view toward lowering mortgage rates to assist the residential housing sector.

Factors Affecting Portfolio Performance

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, over the twelve-month period.

     As the credit crisis unfolded and the financial and economic crisis worsened, the excess yield of non-Treasury securities increased to recent high levels. The Portfolio has maintained an overweight in federal agency debentures and an underweight in Treasury securities. The Portfolio is also overweight federal agency mortgage-backed securities. Treasuries rallied significantly over the year, outperforming federal agency mortgage backed securities, and, to a lesser extent, also outperforming federal agency debentures. The rally in Treasuries hampered relative performance of the Portfolio as the Portfolio was underweight this sector.

     Adding to performance later in the year, federal agency mortgage back securities and federal agency debentures enjoyed a significant rally following the placement of Federal National Mortgage Agency and Federal Home Loan Mortgage Corporation under Government conservatorship in September. In November, the Federal Reserve announced that it would purchase up to $600 billion of agency mortgage backed securities and agency debenture securities in the open market. Following both of these announcements, agency mortgage backed securities and agency debentures rallied, helping recoup some of the underperformance of the Portfolio’s agency and MBS holdings from earlier in the year.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lord Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lord Abbett Government Securities Portfolio	9.41%	5.11%
Merrill Lynch U.S. Domestic Master Bond Index	6.20%	5.42%
Merrill Lynch U.S. Government Master Bond Index	12.78%	6.22%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Federal National Mortgage Association
5.50% due 04/01/36	9.6%
Government National Mortgage Association
5.50% due 07/15/36	8.6
Federal Home Loan Mortgage Corp.
5.00% due 07/01/23	8.0
Federal Home Loan Mortgage Corp.
5.50% due 01/15/38 TBA	7.1
Federal Home Loan Mortgage Corp
5.00% due 08/01/23	6.8
Federal Home Loan Bank System
5.50% due 08/13/14	5.3
Federal Home Loan Bank System
5.13% due 08/14/13	5.2
Federal National Mortgage Association
5.50% due 05/01/36	5.1
Federal National Mortgage Association
5.50% due 05/01/36	4.9
U.S. Treasury Bonds
4.38% due 02/15/38	4.8
Total	65.4%

Percentage of Fixed
Asset Mix by Issuer**	Income Investments
U.S. Government Agencies	93.2%
U.S. Government Treasuries	6.8%
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	S&P
	Rating	Principal
	(Unaudited)	Amount	Value
U.S. Government
Securities—114.2%
U.S. Government
Agencies—13.4%
Federal Home Loan Bank
System
5.13% due 08/14/13	AAA	$345,000	$384,786
5.50% due 08/13/14	AAA	335,000	386,260
Federal National
Mortgage Association
4.63% due 10/15/13	AAA	190,000	209,141
			980,187

U.S. Government
Agencies —
Collateralized
Mortgage
Obligations—0.0%
Federal National Mortgage
Association
1.87% due 03/25/09(a)	AAA	1,755	1,753

U.S. Government
Agencies -
Mortgage-Backed
Securities—93.0%
Federal Home Loan
Mortgage Corp.
5.00% due 04/01/20	AAA	32,172	33,112
5.00% due 09/01/20	AAA	161,089	165,792
5.00% due 10/01/20	AAA	167,138	172,018
5.00% due 11/01/20	AAA	53,709	55,278
5.00% due 04/01/21	AAA	59,164	60,845
5.00% due 05/01/21	AAA	72,659	74,781
5.00% due 01/15/23 TBA	AAA	100,000	102,625
5.00% due 05/01/23	AAA	57,962	59,581
5.00% due 06/01/23	AAA	68,280	70,188
5.00% due 07/01/23	AAA	572,152	588,141
5.00% due 08/01/23	AAA	488,432	502,082
5.50% due 09/01/18	AAA	71,623	74,065
5.50% due 10/01/20	AAA	50,461	52,085
5.50% due 03/01/21	AAA	85,301	87,979
5.50% due 06/01/21	AAA	46,461	47,920
5.50% due 01/15/23 TBA	AAA	300,000	308,813
5.50% due 12/01/34	AAA	198,238	203,296
5.50% due 12/01/35	AAA	87,098	89,265
5.50% due 01/15/38 TBA	AAA	510,000	521,953
5.69% due 11/01/35(a)	AAA	32,189	32,692
6.50% due 08/01/32	AAA	2,239	2,336
Federal National Mortgage
Association
5.25% due 10/01/35(a)	AAA	71,748	73,171
5.50% due 04/01/17	AAA	10,424	10,793
5.50% due 01/25/23 TBA	AAA	100,000	102,969
5.50% due 05/01/33	AAA	100,260	103,131
5.50% due 02/01/35	AAA	46,415	47,664
5.50% due 05/01/35	AAA	40,975	42,052
5.50% due 07/01/35	AAA	58,166	59,695
5.50% due 04/01/36(a)	AAA	1,070,598	1,098,559
5.50% due 05/01/36	AAA	780,257	800,773
5.52% due 04/01/36(a)	AAA	37,691	38,427
5.53% due 04/01/36(a)	AAA	31,675	32,278
5.70% due 09/01/36(a)	AAA	61,897	63,027
5.73% due 10/01/36(a)	AAA	41,033	41,889
5.77% due 10/01/36(a)	AAA	60,766	61,959
5.92% due 05/01/36(a)	AAA	26,873	27,374
5.93% due 12/01/36(a)	AAA	70,267	72,012
6.00% due 01/25/38 TBA	AAA	200,000	205,875
Government National
Mortgage Association
5.50% due 07/15/36	AAA	614,308	634,223
7.00% due 02/15/31	AAA	1,125	1,190
			6,821,908

U.S. Government
Treasuries—7.8%
U.S. Treasury Bonds
4.38% due 02/15/38	AAA	260,000	348,237
U.S. Treasury STRIPS due
02/15/36 PO	AAA	240,000	117,868
U.S. Treasury Notes
1.63% due 01/15/15 TIPS	AAA	22,692	21,043
4.00% due 08/15/18	AAA	70,000	80,834
			567,982

Total U.S. Government
Securities
(Cost $7,956,325)			8,371,830

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Principal
	Amount	Value
Short-Term Securities—12.6%
Repurchase Agreement**—12.6%
UBS Securities LLC, 0.10%,
dated 12/31/08, due
01/02/09, total to be
received $926,211
(Cost—$926,206)	$926,206	$926,206
Total Investments—126.8%
(Cost $8,882,531)		9,298,036
Liabilities in Excess of
Other Assets — (26.8)%		(1,965,798)
Net Assets—100.0%		$7,332,238
____________________

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.
(a)	Floating rate security - rate disclosed is as of December 31, 2008.

Glossary:
PO—Principal only.
STRIPS—Separately Trading of Registered Interest and Principal of Securities.
TBA—Security is subject to delayed delivery.
TIPS—Treasury Inflation Protected Security.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     Against a backdrop of declining interest rates and continued weakness in all risk asset sectors, high quality assets were pushed to their widest spreads in history in 2008. The broad-market Merrill Lynch U.S. Domestic Master Bond Index was up 6.2% during the period.

     Amid fears of economic recession resulting primarily from the fallout from the troubled U.S. housing and sub-prime mortgage markets and rising energy prices, the Federal Reserve Board (Fed) cut the target federal funds rate multiple times in 2008 ending the year with a target rate of between 0 and 25 bps.

     The U.S. Treasury yield curve began the year with a moderately positive slope (i.e., long-term yields were slightly higher than short-term yields). During the first ten months of the period, the yield curve steepened to 262 bps as short-term yields modestly declined along with the Fed Funds rate while yields in the long end were virtually flat on future inflation expectations.

     Economic data through October fueled inflation concerns giving way to a weakening economic outlook and talks of deflation. According to the U.S. Department of Labor, the Consumer Price Index (CPI) rose to a seasonally adjusted rate of 1.1% in June. Oil was equally as volatile reaching a peak of $145.29 a barrel during July.

     By year end we were looking at a very different economic outlook. CPI plunged to -1.7% in November finishing the year at -0.7%. Oil fell to $44.60 by year end and deflation was the worry of the capital markets, Fed and elected officials alike.

Factors Affecting Portfolio Performance

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the year ended December 31, 2008.

     Factors having a positive effect on the Portfolio included our yield curve steepened trade, followed by a flattener as the market adjusted to the above mentioned market changes. We continue to tactically trade both duration and curve positioning and are now generally neutral in regards to both. The Portfolio also benefited from an underweight to the agency sector as spreads widened versus treasuries until the Treasury took FNMA and FHMLMC into conservatorship. This move created a bid for Agency debt.

     The Portfolio’s exposure to the corporate sector had a mixed impact on performance for the year. The underweight position in the early part of the year was beneficial as the sector saw substantial spread widening leading up to the Bear Stearns/JP Morgan event, the loss of Lehman Brothers and a forced marriage of Merrill and BoA with spreads on the ML Corporate Master Index widening to almost 700 bps by November before staging a rally into year end. As spreads reached historic wide, we reduced the Portfolio’s underweight to corporates, primarily via the new issue market with attractive yield premiums relative to the secondary market. The Portfolio benefited as spreads tightened. However, an overweight to the financial sector neutralized the positives of being underweight the corporate sector as financials under performed. The Portfolio continues to be underweight in corporate debt, and will be selective towards the sector as new issue premiums continued to shrink and valuations in other sectors remain more attractive.

     Aside from our financial exposure the largest detractors from performance were our overweights to high-quality spread assets, particularly commercial mortgage backed securities (CMBS), mortgage backed securities (MBS), and asset-backed securities (ABS). Despite their high quality, these assets suffered amid continued fallout from a crisis of confidence in the capital markets. As was the case during the latter part of 2007, generalized concerns over the mortgage market, coupled with a lack of liquidity and large investor liquidations, led to the underperformance. As spread sectors underperformed significantly we used this as an opportunity to build sizeable overweights in high-quality mortgage product, most notably AAA-rated CMBS, agency pass-through and select ABS issues. The Portfolio maintains overweight positions in high quality spread assets, preferring to hold these assets that remain undervalued on a historical basis. We believe that as stability returns to the financial markets, spreads on these assets will tighten.

     At period-end, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities, although we closed the gap in the corporate sector somewhat. The Portfolio maintained overweights in high-quality, spread product, including MBS, CMBS and ABS. In general, we find high-quality spread-related assets to be an attractive investment.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/BlackRock Fixed-Income Portfolio	1.64%	2.93%
Merrill Lynch U.S. Domestic Master Bond Index	6.20%	5.42%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Federal National Mortgage Association
5.50% due 11/01/36	15.1%
Federal National Mortgage Association
5.00% due 12/01/33	7.1
U.S. Treasury Notes
3.13% due 08/31/13	6.3
Federal National Mortgage Association
6.00% due 08/01/34	4.8
Government National Mortgage Association
6.00% due 02/15/38 TBA	4.4
Federal National Mortgage Association
5.00% due 02/01/36	3.1
Federal National Mortgage Association
6.00% due 02/01/34	1.9
Federal National Mortgage Association
6.50% due 01/25/38 TBA	1.9
SLM Student Loan Trust
4.84% due 01/25/18	1.9
Federal Home Loan Mortgage Corp.
5.50% due 12/01/17	1.8
Total	48.3%

Percentage of
S&P Ratings**	Fixed Income
AAA-A	35.0%
BBB-B	4.0
U.S. Government Securities	60.9
Not Rated Securities	0.1
Total	100.0%

Percentage
Holdings by Sector	of Net Assets
U.S. Government Securities	69.2%
Financials	28.3
Asset Backed Securities	5.8
Telecommunication Services	2.4
Consumer Discretionary	2.1
Energy	1.4
Consumer Staples	1.3
Information Technology	1.2
Utilities	1.2
Health Care	0.5
Industrials	0.3
Other#	(13.7)
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	S&P Rating	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—113.7%
Asset Backed Securities—5.8%
BA Credit Card Trust
4.72% due 05/15/13	AAA	$75,000	$71,668
Daimler Chrysler Auto
Trust 4.98% due
02/08/11	AAA	56,523	55,763
Ford Credit Auto
Owner Trust
5.16% due 11/15/10	AAA	100,000	98,903
SLM Student Loan Trust
4.84% due 01/25/18(a)	AAA	125,000	108,848
Total Asset Backed
Securities			335,182

Consumer Discretionary—2.1%
Media—1.9%
Comcast Cable
Communications
Holdings, Inc.
8.38% due 03/15/13	BBB+	25,000	25,863
Comcast Corp.
6.45% due 03/15/37	BBB+	15,000	14,927
6.50% due 01/15/17	BBB+	10,000	9,877
News America
Holdings, Inc.
7.75% due 01/20/24	BBB+	10,000	10,028
Time Warner Cable, Inc.
6.20% due 07/01/13	BBB+	25,000	23,647
8.25% due 02/14/14	BBB+	15,000	15,217
Time Warner Cos, Inc.
7.57% due 02/01/24	BBB+	10,000	9,637
			109,196
Multiline Retail—0.2%
Target Corp.
4.88% due 05/15/18	A+	15,000	12,545
Total Consumer
Discretionary			121,741

Consumer Staples—1.3%
Beverages—0.2%
Coca-Cola Co. (The)
5.35% due 11/15/17	A+	10,000	10,789
Food & Staples
Retailing—0.2%
Wal-Mart Stores, Inc.
5.80% due 02/15/18	AA	10,000	11,066
Food Products—0.7%
Kraft Foods, Inc.
6.13% due 02/01/18	BBB+	20,000	19,598
6.50% due 08/11/17	BBB+	20,000	20,103
			39,701
Tobacco—0.2%
Philip Morris International,
Inc.
6.88% due 03/17/14	A	15,000	15,763
Total Consumer
Staples			77,319

Energy—1.4%
Energy Equipment &
Services—0.2%
Halliburton Co.
5.50% due 10/15/10	A	10,000	10,214
Oil, Gas & Consumable Fuels—1.2%
Anadarko
Petroleum Corp.
5.95% due 09/15/16	BBB-	25,000	22,083
6.45% due 09/15/36	BBB-	5,000	3,944
Canadian Natural
Resources Ltd.
6.50% due 02/15/37	BBB	10,000	8,164
CenterPoint Energy
Resources Corp.
6.15% due 05/01/16	BBB	5,000	4,307
Conoco Funding Co.
6.35% due 10/15/11	A	10,000	10,520
Transocean, Ltd.
6.00% due 03/15/18	BBB+	10,000	9,108
XTO Energy, Inc.
6.25% due 08/01/17	BBB	5,000	4,801
6.38% due 06/15/38	BBB	10,000	8,799
			71,726
Total Energy			81,940

Financials—28.3%
Capital Markets—1.2%
Bear Stearns Cos
LLC (The)
6.95% due 08/10/12	A+	15,000	15,578
Lehman Brothers
Holdings, Inc.
5.75% due 07/18/11(b)	NR†	20,000	1,900
6.20% due 09/26/14(b)	NR†	15,000	1,425
6.63% due 01/18/12(b)	NR†	40,000	3,800
6.75% due 12/28/17(b)	NR†	30,000	3
Morgan Stanley
5.30% due 03/01/13	A	25,000	22,672
5.55% due 04/27/17	A	5,000	4,129
6.75% due 04/15/11	A	20,000	19,679
			69,186
Commercial Banks—2.7%
HSBC Holdings plc
5.25% due 12/12/12	A+	10,000	10,047
National Westminster
Bank plc 7.38% due
10/01/09	A	10,000	9,805

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P Rating	Principal
	(Unaudited)	Amount	Value
UBS AG
5.88% due 12/20/17	A+	$55,000	$50,526
Wachovia Bank NA
6.60% due 01/15/38	A+	25,000	27,123
Wachovia Corp.
5.50% due 05/01/13	AA	10,000	9,888
5.75% due 02/01/18	AA	15,000	15,030
Wells Fargo & Co.
4.20% due 01/15/10	AA	20,000	20,062
7.98% due 12/31/49(a)	A-	15,000	12,786
			155,267
Commercial MBS—14.1%
Banc of America
Commercial
Mortgage, Inc.
5.12% due 07/11/43	AAA	75,000	69,586
Bear Stearns Commercial
Mortgage Securities
5.69% due 06/11/50(a)	AAA	100,000	74,458
Commercial Mortgage
Pass Through
Certificates
5.82% due 12/10/49(a)	AAA	90,000	68,244
CW Capital Cobalt Ltd.
5.82% due 05/15/46(a)	AAA	95,000	69,854
GE Capital Commercial
Mortgage Corp.
4.87% due 07/10/39(a)	AAA	40,000	36,984
5.54% due 12/10/49	AAA	80,000	59,628
GMAC Commercial
Mortgage
Securities, Inc.
7.46% due 08/16/33(a)	AAA	64,604	64,472
Greenwich Capital
Commercial
Funding Corp.
4.57% due 08/10/42	AAA	55,000	45,835
GS Mortgage Securities
Corp. II
4.76% due 07/10/39	AAA	45,000	36,383
JP Morgan Chase
Commercial Mortgage
Securities Corp.
5.86% due 10/12/35	AAA	45,000	42,954
LB-UBS Commercial
Mortgage Trust
5.35% due 11/15/38	AAA	55,000	42,840
7.37% due 08/15/26	AAA	47,814	47,781
Morgan Stanley Capital I
5.88% due 06/11/49(a)	AAA	75,000	55,565
Salomon Brothers Mortgage
Securities VII, Inc.
6.59% due 12/18/33	AAA	77,968	76,538
7.52% due 12/18/09(a)	AAA	26,600	26,545
			817,667
Consumer Finance—0.3%
SLM Corp.
4.00% due 01/15/09	BBB-	15,000	14,926
Diversified Financial
Services—8.3%
Allstate Life Global
Funding Trusts
5.38% due 04/30/13	AA	15,000	14,766
Bank of America Corp.
5.75% due 08/15/16	A+	15,000	14,019
6.00% due 09/01/17	A+	25,000	25,391
8.00% due 12/31/49(a)	A-	25,000	17,982
8.13% due 12/31/49(a)	A-	15,000	11,220
Citigroup Capital XXI
8.30% due 12/21/57(a)	BBB	10,000	7,713
Citigroup, Inc.
4.13% due 02/22/10	A	25,000	24,636
5.30% due 10/17/12	A	15,000	14,456
5.88% due 05/29/37	A	10,000	9,992
Credit Suisse
Guernsey Ltd.
5.86% due 12/31/49(a)	A-	40,000	18,669
EnCana Holdings
Finance Corp.
5.80% due 05/01/14	A-	5,000	4,684
General Electric
Capital Corp.
5.00% due 12/01/10	AAA	30,000	30,489
5.00% due 11/15/11	AAA	55,000	55,738
5.88% due 02/15/12	AAA	20,000	20,562
6.15% due 08/07/37	AAA	30,000	30,079
6.38% due 11/15/67(a)	AA+	20,000	12,571
Goldman Sachs Capital II
5.79% due 12/31/49(a)	BBB	15,000	5,766
Goldman Sachs Group,
Inc. (The)
5.25% due 10/15/13	A	70,000	64,306
JP Morgan Chase
Capital XXV
6.80% due 10/01/37	A-	45,000	41,462
JPMorgan Chase & Co.
6.13% due 06/27/17	A+	30,000	29,524
7.90% due 12/31/49(a)	A-	35,000	29,114
			483,139
Insurance—1.7%
Allstate Corp. (The)
6.13% due 05/15/37(a)	A-	10,000	5,808
Berkshire Hathaway
Finance Corp.
4.75% due 05/15/12	AAA	15,000	15,398
Chubb Corp.
6.38% due 03/29/67(a)	A-	15,000	9,303
Lincoln National Corp.
6.05% due 04/20/67(a)	A-	15,000	6,000

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P Rating	Principal
	(Unaudited)	Amount	Value
MetLife, Inc.
5.38% due 12/15/12	A	$35,000	$32,978
5.70% due 06/15/35	A	20,000	16,287
Travelers Cos, Inc. (The)
6.25% due 03/15/37(a)	BBB	20,000	13,100
			98,874
Total Financials			1,639,059

Health Care—0.5%
Pharmaceuticals—0.5%
Bristol-Myers Squibb Co.
5.88% due 11/15/36	A+	10,000	10,635
GlaxoSmithKline
Capital, Inc.
4.85% due 05/15/13	A+	20,000	20,061
Total Health Care			30,696

Industrials—0.3%
Air Freight & Logistics—0.3%
United Parcel Service, Inc.
6.20% due 01/15/38	AA-	15,000	16,537

Information Technology—1.2%
Computers & Peripherals—0.7%
International Business
Machines Corp.
7.50% due 06/15/13	A+	25,000	28,256
8.38% due 11/01/19	A+	10,000	12,630
			40,886
Software—0.5%
Oracle Corp.
5.75% due 04/15/18	A	30,000	31,379
Total Information
Technology			72,265

Telecommunication
Services—2.4%
Diversified Telecommunication Services—2.1%
AT&T, Inc.
5.50% due 02/01/18	A	15,000	15,160
6.30% due 01/15/38	A	30,000	31,713
Telefonica Europe BV
8.25% due 09/15/30	A-	10,000	11,711
Verizon Communications,
Inc.
6.40% due 02/15/38	A	5,000	5,318
8.75% due 11/01/18	A	40,000	46,929
Verizon New Jersey, Inc.
5.88% due 01/17/12	A	10,000	9,844
			120,675
Wireless Telecommunication Services—0.3%
Vodafone Group plc
7.75% due 02/15/10	A-	15,000	15,330
Total Telecommunication
Services			136,005

Utilities—1.2%
Electric Utilities—0.8%
Florida Power &
Light Co.
5.95% due 02/01/38	A	15,000	16,708
Pacificorp
6.25% due 10/15/37	A-	15,000	15,857
Southern California
Edison Co.
5.95% due 02/01/38	A	10,000	11,138
			43,703
Gas Utilities—0.2%
Consolidated Natural
Gas Co.
5.00% due 12/01/14	A-	10,000	9,182
Multi-Utilities—0.2%
Midamerican Energy
Holdings Co.
6.13% due 04/01/36	BBB+	15,000	13,947
Total Utilities			66,832

U.S. Government
Securities—69.2%
U.S. Government
Agencies—57.3%
Federal Home Loan Bank
3.63% due 10/18/13	AAA	10,000	10,520
5.63% due 06/11/21	AAA	25,000	28,806
Federal Home Loan
Mortgage Corp.
4.50% due 08/01/20	AAA	36,658	37,625
5.50% due 12/01/17	AAA	99,552	102,933
5.50% due 01/15/31	AAA	41,368	42,618
5.98% due 11/01/36(a)	AAA	37,921	38,867
Federal National Mortgage
Association
2.88% due 10/12/10	AAA	65,000	67,045
2.88% due 12/11/13	AAA	60,000	61,456
4.50% due 01/25/23 TBA	AAA	55,000	56,203
4.63% due 05/01/13	AAA	25,000	25,900
5.00% due 02/13/17	AAA	90,000	102,104
5.00% due 12/01/33	AAA	403,884	413,809
5.00% due 02/01/36	AAA	174,380	178,284
5.50% due 04/01/33	AAA	83,530	85,831
5.50% due 12/01/35	AAA	69,987	71,871
5.50% due 01/01/36	AAA	35,531	36,477
5.50% due 11/01/36	AAA	842,430	870,799
6.00% due 07/01/17	AAA	5,958	6,204
6.00% due 09/01/17	AAA	59,164	61,604
6.00% due 11/01/32	AAA	42,835	44,262
6.00% due 02/01/34	AAA	106,351	109,829
6.00% due 08/01/34	AAA	271,851	280,740

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	S&P Rating	Principal
	(Unaudited)	Amount	Value
6.50% due 06/01/16	AAA	$9,211	$9,584
6.50% due 06/01/17	AAA	3,157	3,280
6.50% due 01/25/38 TBA	AAA	105,000	109,036
Government National
Mortgage Association
5.50% due 04/15/33	AAA	19,722	20,395
5.50% due 02/15/38 TBA	AAA	90,000	92,278
6.00% due 02/15/38 TBA	AAA	250,000	257,031
6.50% due 01/15/38 TBA	AAA	80,000	83,175
7.00% due 07/15/32	AAA	10,106	10,626
U.S. Treasuries—11.9%
U.S. Treasury Bonds
1.75% due 01/15/28 TIPS	AAA	41,365	38,217
4.50% due 05/15/38	AAA	75,000	102,364
8.00% due 11/15/21	AAA	20,000	30,325
U.S. Treasury Notes
1.50% due 12/31/13	AAA	60,000	59,864
3.13% due 08/31/13	AAA	340,000	366,589
3.75% due 11/15/18	AAA	80,000	90,562
			4,007,113
Total Fixed Income
Investments
(Cost $6,795,905)			6,584,689

Short-Term Securities—12.5%
Repurchase Agreement**—12.5%
UBS Securities LLC,
0.10%, dated 12/31/08,
due 01/02/09, total to
be received $722,254
(Cost—$722,250)		722,250	722,250
Total Investments—126.2%
(Cost $7,518,155)			7,306,939
Liabilities in Excess of
Other Assets—(26.2)%			(1,517,821)
Net Assets—100.0%			$5,789,118
____________________

†	Not rated by Standard & Poor's Corporation.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.
(a)	Floating rate security - rate disclosed is as of December 31, 2008.
(b)	Security in default.

Glossary:
TBA—Security is subject to delayed delivery.
TIP—Treasury Inflation Protected Security.

Industry classifications are unaudited.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008

	Roszel/Lord	Roszel/	Roszel/	Roszel/Fayez
	Abbett Large	Davis Large	BlackRock	Sarofim Large
	Cap Value	Cap Value	Equity Dividend	Cap Core
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$4,402,731	$1,534,225	$3,238,021	$1,343,055
Investments, at value	3,449,680	1,115,152	2,360,640	978,972
Repurchase agreements, at value	32,772	41,968	77,288	70,343
Total investments, at value	3,482,452	1,157,120	2,437,928	1,049,315
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	78,153	98,244	231,709	66,188
Investment advisor	2,267	2,939	6,147	3,258
Dividends and interest	6,857	1,243	5,901	2,547
Investments sold	36,771	—	18,175	—
Prepaid insurance	235	104	266	88
Total assets	3,606,735	1,259,650	2,700,126	1,121,396

Liabilities:
Payables:
Administrative fees	1,227	1,385	2,599	533
Capital shares redeemed	—	—	—	—
Investment advisor	—	—	—	—
Investments purchased	83,304	—	—	—
Transfer agent fees	625	625	625	625
Trustees’ fees	—	—	4,554	—
Bank overdraft	—	—	—	—
Accrued expenses	10,989	7,275	13,454	7,029
Total liabilities	96,145	9,285	21,232	8,187
Net Assets	$3,510,590	$1,250,365	$2,678,894	$1,113,209

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$626	$219	$598	$146
Paid-in capital	4,899,245	1,799,840	4,718,175	1,486,319
Accumulated undistributed investment
income (loss)—net	64,772	11,508	98,403	18,991
Accumulated realized capital gain (loss)
on investments—net	(533,774)	(184,097)	(1,338,189)	(98,507)
Unrealized appreciation
(depreciation) on investments—net	(920,279)	(377,105)	(800,093)	(293,740)
Net Assets	$3,510,590	$1,250,365	$2,678,894	$1,113,209
Shares Outstanding	625,590	218,710	597,836	145,717

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$5.61	$5.72	$4.48	$7.64

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008 (continued)

	Roszel/	Roszel/	Roszel/
	Alliance	Loomis	Rittenhouse	Roszel/
	Bernstein	Sayles Large	Large Cap	Marsico Large
	Large Cap	Cap Growth	Growth	Cap Growth
	Core Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$552,758	$425,127	$3,919,045	$55,546,688
Investments, at value	401,025	343,480	2,834,291	42,335,790
Repurchase agreements, at value	4,604	6,876	136,946	3,602,181
Total investments, at value	405,629	350,356	2,971,237	45,937,971
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	92,848	71,152	188,406	10,600,511
Investment advisor	3,943	466	5,269	—
Dividends and interest	414	257	5,151	69,361
Investments sold	1,903	—	—	—
Prepaid insurance	37	37	229	5,324
Total assets	504,774	422,268	3,170,292	56,613,167

Liabilities:
Payables:
Administrative fees	474	460	1,199	7,937
Capital shares redeemed	—	—	—	—
Investment advisor	—	—	—	10,140
Investments purchased	—	—	—	—
Transfer agent fees	625	625	625	1,077
Trustees’ fees	1	—	—	—
Bank overdraft	—	—	—	—
Accrued expenses	7,703	6,999	12,643	23,855
Total liabilities	8,803	8,084	14,467	43,009
Net Assets	$495,971	$414,184	$3,155,825	$56,570,158

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$125	$93	$562	$7,177
Paid-in capital	848,661	692,137	4,450,795	81,013,692
Accumulated undistributed investment
income (loss)—net	41	1	20,630	269,289
Accumulated realized capital gain (loss)
on investments—net	(205,727)	(203,276)	(368,354)	(15,111,283)
Unrealized appreciation (depreciation)
on investments—net	(147,129)	(74,771)	(947,808)	(9,608,717)
Net Assets	$495,971	$414,184	$3,155,825	$56,570,158
Shares Outstanding	125,487	93,256	561,979	7,176,862

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$3.95	$4.44	$5.62	$7.88

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008 (continued)

				Roszel/
	Roszel/	Roszel/	Roszel/	Delaware
	Allianz NFJ	Cadence Mid	NWQ Small	Small-Mid
	Mid Cap Value	Cap Growth	Cap Value	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$1,250,322	$678,215	$2,060,263	$889,069
Investments, at value	846,539	567,129	1,263,320	629,108
Repurchase agreements, at value	23,932	—	21,407	26,561
Total investments, at value	870,471	567,129	1,284,727	655,669
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	88,944	80,519	249,498	140,098
Investment advisor	4,041	3,335	4,565	2,930
Dividends and interest	3,069	510	1,424	85
Investments sold	—	57,120	36,370	—
Prepaid insurance	65	72	111	66
Total assets	966,590	708,685	1,576,695	798,848

Liabilities:
Payables:
Administrative fees	1,376	1,356	1,031	1,352
Capital shares redeemed	—	—	—	—
Investment advisor	—	—	—	—
Investments purchased	—	—	16,196	—
Transfer agent fees	625	625	625	625
Trustees’ fees	3	14	12	10
Bank overdraft	—	45,167	—	—
Accrued expenses	7,004	8,753	9,689	7,151
Total liabilities	9,008	55,915	27,553	9,138
Net Assets	$957,582	$652,770	$1,549,142	$789,710

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$297	$145	$483	$187
Paid-in capital	1,696,498	969,980	2,911,477	1,019,462
Accumulated undistributed investment
income (loss)—net	43,155	1	3,970	(2)
Accumulated realized capital gain (loss)
on investments—net	(402,517)	(206,270)	(591,252)	3,463
Unrealized appreciation
(depreciation) on investments—net	(379,851)	(111,086)	(775,536)	(233,400)
Net Assets	$957,582	$652,770	$1,549,142	$789,710
Shares Outstanding	296,539	145,052	483,477	187,138

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$3.23	$4.50	$3.20	$4.22

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008 (concluded)

		Roszel/		Roszel/	Roszel/
	Roszel/	JPMorgan		Lord Abbett	BlackRock
	Lazard	International		Government	Fixed-
	International	Equity		Securities	Income
	Portfolio	Portfolio		Portfolio	Portfolio
Assets:
Investments, at cost	$2,663,958	$2,545,951		$8,882,531	$7,518,155
Investments, at value	1,895,012	1,610,171		8,371,830	6,584,689
Repurchase agreements, at value	158,863	—		926,206	722,250
Total investments, at value	2,053,875	1,610,171		9,298,036	7,306,939
Foreign currency, at value	—	934	(a)	—	—
Receivables:
Capital shares sold	69,430	137,827		—	—
Investment advisor	2,605	7,016		1,041	2,875
Dividends and interest	4,777	13,186		45,593	47,548
Investments sold	—	153,897		1,254,307	376,933
Prepaid insurance	162	109		415	522
Total assets	2,130,849	1,923,140		10,599,392	7,734,817

Liabilities:
Payables:
Administrative fees	1,097	7,970		1,680	2,468
Capital shares redeemed	—	—		682,061	924,051
Investment advisor	—	—		—	—
Investments purchased	—	71,908		2,572,475	1,006,399
Transfer agent fees	625	625		625	471
Trustees’ fees	—	—		—	—
Bank overdraft	—	59,463		—	—
Accrued expenses	6,761	12,850		10,313	12,310
Total liabilities	8,483	152,816		3,267,154	1,945,699
Net Assets	$2,122,366	$1,770,324		$7,332,238	$5,789,118

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$318	$376		$677	$600
Paid-in capital	2,643,384	2,857,983		7,103,788	6,470,162
Accumulated undistributed investment
income (loss)—net	82,624	69,132		5,609	5,536
Accumulated realized capital gain (loss)
on investments—net	6,123	(221,249)		(193,341)	(475,964)
Unrealized appreciation
(depreciation) on investments—net	(610,083)	(935,918	)(b)	415,505	(211,216)
Net Assets	$2,122,366	$1,770,324		$7,332,238	$5,789,118
Shares Outstanding	317,741	376,056		676,573	599,641

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$6.68	$4.71		$10.84	$9.65
____________________

(a)	Foreign currency at cost on the Roszel/JPMorgan International Portfolio was $1,190.
(b)	Includes unrealized appreciation (depreciation) on foreign currency transactions.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008

	Roszel/Lord	Roszel/	Roszel/	Roszel/Fayez
	Abbett Large	Davis Large	BlackRock	Sarofim
	Cap Value	Cap Value	Equity Dividend	Large Cap
	Portfolio	Portfolio	Portfolio	Core Portfolio
Investment Income:
Dividends	$119,506	$28,946	$152,722	$32,879
Interest	2,214	1,700	3,582	1,123
Less: Foreign taxes withheld	(65)	(21)	(110)	(182)
Total income	121,655	30,625	156,194	33,820

Expenses:
Investment advisory fees	41,483	13,920	42,115	10,799
Administrative services	19,614	12,384	24,661	8,623
Professional fees	24,293	23,480	25,840	23,123
Transfer agent fees	7,493	7,493	7,641	7,493
Custodian fees	6,767	3,628	5,632	3,214
Printing and shareholder reports	4,552	2,659	5,388	2,226
Trustees’ fees and expenses	959	334	5,485	269
Other	3,022	2,690	3,156	2,637
Total expenses before expense
reductions	108,183	66,588	119,918	58,384
Less: Advisory fee waivers and
reimbursements, if any	(51,246)	(47,475)	(62,141)	(43,556)
Less: Reductions from commission
recapture agreements, if any	(67)	—	—	—
Net expenses	56,870	19,113	57,777	14,828
Net investment income (loss)	64,785	11,512	98,417	18,992

Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	(519,712)	(182,732)	(1,296,925)	(93,123)
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	(519,712)	(182,732)	(1,296,925)	(93,123)
Change in unrealized appreciation
(depreciation) on:
Investments—net	(1,578,730)	(573,998)	(1,557,801)	(486,596)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation
(depreciation)	(1,578,730)	(573,998)	(1,557,801)	(486,596)
Total realized and unrealized gain
(loss)—net	(2,098,442)	(756,730)	(2,854,726)	(579,719)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(2,033,657)	$(745,218)	$(2,756,309)	$(560,727)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008 (continued)

	Roszel/	Roszel/	Roszel/	Roszel/
	Alliance	Loomis	Rittenhouse	Marsico
	Bernstein	Sayles Large	Large Cap	Large Cap
	Large Cap	Cap Growth	Growth	Growth
	Core Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$7,408	$3,578	$67,900	$880,482
Interest	284	293	2,652	147,225
Less: Foreign taxes withheld	—	—	(295)	(88)
Total income	7,692	3,871	70,257	1,027,619

Expenses:
Investment advisory fees	5,577	4,419	36,147	552,257
Administrative services	7,542	7,235	18,536	131,085
Professional fees	23,460	22,889	24,182	54,522
Transfer agent fees	7,493	7,544	7,548	18,205
Custodian fees	5,533	12,627	8,518	15,885
Printing and shareholder reports	2,415	2,140	6,734	42,703
Trustees’ fees and expenses	108	79	876	14,688
Other	2,573	2,562	2,999	8,333
Total expenses before expense
reductions	54,701	59,495	105,540	837,678
Less: Advisory fee waivers and
reimbursements, if any	(47,049)	(53,435)	(55,915)	(79,418)
Less: Reductions from commission
recapture agreements, if any	(2)	(34)	—	—
Net expenses	7,650	6,026	49,625	758,260
Net investment income (loss)	42	(2,155)	20,632	269,359

Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	(190,718)	(199,356)	(348,912)	(14,310,122)
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	(190,718)	(199,356)	(348,912)	(14,310,122)
Change in unrealized appreciation
(depreciation) on:
Investments—net	(223,703)	(175,663)	(1,411,050)	(21,096,937)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation
(depreciation)	(223,703)	(175,663)	(1,411,050)	(21,096,937)
Total realized and unrealized gain
(loss)—net	(414,421)	(375,019)	(1,759,962)	(35,407,059)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(414,379)	$(377,174)	$(1,739,330)	$(35,137,700)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008 (continued)

				Roszel/
	Roszel/	Roszel/	Roszel/	Delaware
	Allianz NFJ	Cadence Mid	NWQ Small	Small-Mid
	Mid Cap Value	Cap Growth	Cap Value	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$60,303	$8,006	$30,058	$3,413
Interest	1,198	822	1,215	1,074
Less: Foreign taxes withheld	(735)	—	(9)	(33)
Total income	60,766	8,828	31,264	4,454

Expenses:
Investment advisory fees	12,279	10,744	20,233	11,039
Administrative services	11,059	11,150	15,066	11,867
Professional fees	23,406	21,610	23,565	23,013
Transfer agent fees	7,493	7,493	7,493	7,493
Custodian fees	5,363	10,632	4,728	3,611
Printing and shareholder reports	2,628	2,731	5,862	2,505
Trustees’ fees and expenses	—	259	416	227
Other	2,211	2,645	2,789	2,651
Total expenses before expense
reductions	64,439	67,264	80,152	62,406
Less: Advisory fee waivers and
reimbursements, if any	(47,591)	(52,520)	(52,845)	(47,505)
Less: Reductions from commission
recapture agreements, if any	—	—	(19)	—
Net expenses	16,848	14,744	27,288	14,901
Net investment income (loss)	43,918	(5,916)	3,976	(10,447)

Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	(402,702)	(195,919)	(581,675)	4,818
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	(402,702)	(195,919)	(581,675)	4,818
Change in unrealized appreciation
(depreciation) on:
Investments—net	(262,291)	(403,647)	(746,083)	(658,595)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation
(depreciation)	(262,291)	(403,647)	(746,083)	(658,595)
Total realized and unrealized gain
(loss)—net	(664,993)	(599,566)	(1,327,758)	(653,777)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(621,075)	$(605,482)	$(1,323,782)	$(664,224)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008 (concluded)

		Roszel/	Roszel/	Roszel/
	Roszel/	JPMorgan	Lord Abbett	BlackRock
	Lazard	International	Government	Fixed-
	International	Equity	Securities	Income
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$117,761	$109,227	$—	$—
Interest	3,349	1,265	345,262	413,863
Less: Foreign taxes withheld	(1,394)	(11,722)	—	—
Total income	119,716	98,770	345,262	413,863

Expenses:
Investment advisory fees	27,462	22,128	47,319	53,215
Administrative services	16,439	32,390	23,543	26,487
Professional fees	24,713	24,407	25,309	25,731
Transfer agent fees	7,493	7,473	7,493	7,532
Custodian fees	4,177	16,540	11,540	8,721
Printing and shareholder reports	3,223	2,825	4,400	5,774
Trustees’ fees and expenses	610	475	1,329	1,615
Other	2,834	2,724	3,120	3,307
Total expenses before expense
reductions	86,951	108,962	124,053	132,382
Less: Advisory fee waivers and
reimbursements, if any	(49,865)	(79,098)	(54,884)	(54,613)
Less: Reductions from commission
recapture agreements, if any	—	—	—	—
Net expenses	37,086	29,864	69,169	77,769
Net investment income (loss)	82,630	68,906	276,093	336,094

Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	12,295	(221,040)	88,025	88,275
Foreign currency transactions—net	—	388	—	—
Net realized gain (loss)	12,295	(220,652)	88,025	88,275
Change in unrealized appreciation
(depreciation) on:
Investments—net	(1,454,987)	(1,151,875)	301,779	(335,124)
Foreign currency transactions—net	—	(405)	—	—
Net change in unrealized appreciation
(depreciation)	(1,454,987)	(1,152,280)	301,779	(335,124)
Total realized and unrealized gain
(loss)—net	(1,442,692)	(1,372,932)	389,804	(246,849)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$(1,360,062)	$(1,304,026)	$665,897	$89,245

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett		Roszel/Davis
	Large Cap Value		Large Cap Value
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$64,785	$86,557	$11,512	$27,020
Net realized gain (loss)	(519,712)	1,198,003	(182,732)	104,473
Net change in unrealized appreciation
(depreciation)	(1,578,730)	(971,703)	(573,998)	(81,935)
Net increase (decrease) in net assets
resulting from operations	(2,033,657)	312,857	(745,218)	49,558

Distributions to Shareholders From:
Investment income—net	(85,919)	(103,817)	(26,686)	(29,938)
Realized gains—net	(1,204,196)	(790,202)	(104,840)	(194,118)
Total distributions	(1,290,115)	(894,019)	(131,526)	(224,056)

Capital Share Transactions:
Shares sold	618,957	895,885	375,463	433,872
Shares issued on reinvestment of
distributions	1,290,115	894,019	131,526	224,056
Shares redeemed	(2,230,093)	(2,781,961)	(631,716)	(933,191)
Net increase (decrease) in net
assets derived from capital share
transactions	(321,021)	(992,057)	(124,727)	(275,263)

Net Assets:
Total increase (decrease) in
net assets	(3,644,793)	(1,573,219)	(1,001,471)	(449,761)
Beginning of period	7,155,383	8,728,602	2,251,836	2,701,597
End of period	$3,510,590	$7,155,383	$1,250,365	$2,251,836
Net Assets include undistributed
investment income (loss)—net	$64,772	$85,912	$11,508	$26,684

Share Transactions:
Shares sold	72,273	73,390	48,743	42,818
Shares issued on reinvestment of
distributions	174,340	76,477	15,962	22,118
Shares redeemed	(252,161)	(236,907)	(76,791)	(90,603)

Net increase (decrease) in
shares outstanding	(5,548)	(87,040)	(12,086)	(25,667)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/BlackRock		Roszel/Fayez
	Equity Dividend		Sarofim Large Cap Core
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$98,417	$138,163	$18,992	$18,690
Net realized gain (loss)	(1,296,925)	1,460,032	(93,123)	62,000
Net change in unrealized appreciation
(depreciation)	(1,557,801)	(1,663,051)	(486,596)	38,962
Net increase (decrease) in net assets
resulting from operations	(2,756,309)	(64,856)	(560,727)	119,652

Distributions to Shareholders From:
Investment income—net	(134,528)	(171,572)	(18,356)	(17,200)
Realized gains—net	(1,471,373)	(1,238,422)	(58,215)	(44,590)
Total distributions	(1,605,901)	(1,409,994)	(76,571)	(61,790)

Capital Share Transactions:
Shares sold	518,613	565,819	481,177	430,824
Shares issued on reinvestment of
distributions	1,605,901	1,409,994	76,571	61,790
Shares redeemed	(3,455,590)	(4,243,709)	(321,389)	(423,838)
Net increase (decrease) in net
assets derived from capital share
transactions	(1,331,076)	(2,267,896)	236,359	68,776

Net Assets:
Total increase (decrease) in
net assets	(5,693,286)	(3,742,746)	(400,939)	126,638
Beginning of period	8,372,180	12,114,926	1,514,148	1,387,510
End of period	$2,678,894	$8,372,180	$1,113,209	$1,514,148
Net Assets include undistributed
investment income (loss)—net	$98,403	$134,521	$18,991	$18,353

Share Transactions:
Shares sold	94,712	52,356	46,331	35,936
Shares issued on reinvestment of
distributions	261,547	124,558	7,070	5,094
Shares redeemed	(568,577)	(367,511)	(30,482)	(35,184)

Net increase (decrease) in
shares outstanding	(212,318)	(190,597)	22,919	5,846

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Alliance Bernstein		Roszel/Loomis Sayles
	Large Cap Core		Large Cap Growth
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$42	$819	$(2,155)	$(3,131)
Net realized gain (loss)	(190,718)	178,375	(199,356)	197,234
Net change in unrealized appreciation
(depreciation)	(223,703)	(32,553)	(175,663)	4,232
Net increase (decrease) in net assets
resulting from operations	(414,379)	146,641	(377,174)	198,335

Distributions to Shareholders From:
Investment income—net	—	(10,011)	—	(60)
Realized gains—net	(150,915)	(101,445)	(160,047)	—
Total distributions	(150,915)	(111,456)	(160,047)	(60)

Capital Share Transactions:
Shares sold	145,655	92,872	420,424	383,625
Shares issued on reinvestment of
distributions	150,915	111,456	160,047	60
Shares redeemed	(205,684)	(737,722)	(294,807)	(1,264,33)
Net increase (decrease) in net
assets derived from capital share
transactions	90,886	(533,394)	285,664	(880,646)

Net Assets:
Total increase (decrease) in
net assets	(474,408)	(498,209)	(251,557)	(682,371)
Beginning of period	970,379	1,468,588	665,741	1,348,112
End of period	$495,971	$970,379	$414,184	$665,741
Net Assets include undistributed
investment income (loss)—net	$41	$503	$1	$(3)

Share Transactions:
Shares sold	31,897	9,365	50,594	34,737
Shares issued on reinvestment of
distributions	23,289	12,288	20,466	6
Shares redeemed	(29,188)	(74,628)	(33,075)	(114,697)

Net increase (decrease) in
shares outstanding	25,998	(52,975)	37,985	(79,954)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse		Roszel/Marsico
	Large Cap Growth		Large Cap Growth
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$20,632	$17,592	$269,359	$248,097
Net realized gain (loss)	(348,912)	757,647	(14,310,122)	(285,545)
Net change in unrealized appreciation
(depreciation)	(1,411,050)	(152,333)	(21,096,937)	10,816,508
Net increase (decrease) in net assets
resulting from operations	(1,739,330)	622,906	(35,137,700)	10,779,060

Distributions to Shareholders From:
Investment income—net	(17,277)	(19,436)	(177,248)	—
Realized gains—net	(767,449)	(645,282)	(477,624)	—
Total distributions	(784,726)	(664,718)	(654,872)	—

Capital Share Transactions:
Shares sold	418,627	443,129	29,225,369	66,202,835
Shares issued on reinvestment of
distributions	784,726	664,718	654,872	—
Shares redeemed	(1,396,593)	(2,660,213)	(13,743,688)	(5,678,627)
Net increase (decrease) in net
assets derived from capital share
transactions	(193,240)	(1,552,366)	16,136,553	60,524,208

Net Assets:
Total increase (decrease) in
net assets	(2,717,296)	(1,594,178)	(19,656,019)	71,303,268
Beginning of period	5,873,121	7,467,299	76,226,177	4,922,909
End of period	$3,155,825	$5,873,121	$56,570,158	$76,226,177
Net Assets include undistributed
investment income (loss)—net	$20,630	$17,273	$269,289	$247,779

Share Transactions:
Shares sold	60,202	40,042	2,910,668	5,518,900
Shares issued on reinvestment of
distributions	99,585	63,006	54,801	—
Shares redeemed	(161,364)	(247,417)	(1,313,700)	(430,058)

Net increase (decrease) in
shares outstanding	(1,577)	(144,369)	1,651,769	5,088,842

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz NFJ		Roszel/Cadence
	Mid Cap Value		Mid Cap Growth
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$43,918	$35,766	$(5,916)	$(5,454)
Net realized gain (loss)	(402,702)	498,665	(195,919)	334,869
Net change in unrealized appreciation
(depreciation)	(262,291)	(477,190)	(403,647)	110,241
Net increase (decrease) in net assets
resulting from operations	(621,075)	57,241	(605,482)	439,656

Distributions to Shareholders From:
Investment income—net	(34,457)	(36,706)	—	—
Realized gains—net	(500,293)	(74,301)	(336,471)	(283,835)
Total distributions	(534,750)	(111,007)	(336,471)	(283,835)

Capital Share Transactions:
Shares sold	466,772	177,086	241,382	475,783
Shares issued on reinvestment of
distributions	534,750	111,007	336,471	283,835
Shares redeemed	(907,637)	(919,113)	(1,131,267)	(992,761)
Net increase (decrease) in net
assets derived from capital share
transactions	93,885	(631,020)	(553,414)	(233,143)

Net Assets:
Total increase (decrease) in
net assets	(1,061,940)	(684,786)	(1,495,367)	(77,322)
Beginning of period	2,019,522	2,704,308	2,148,137	2,225,459
End of period	$957,582	$2,019,522	$652,770	$2,148,137
Net Assets include undistributed
investment income (loss)—net	$43,155	$35,446	$1	$—

Share Transactions:
Shares sold	83,705	22,316	36,045	45,077
Shares issued on reinvestment of
distributions	110,714	13,121	43,983	28,270
Shares redeemed	(159,717)	(113,106)	(138,168)	(96,491)

Net increase (decrease) in
shares outstanding	34,702	(77,669)	(58,140)	(23,144)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ		Roszel/Delaware
	Small Cap Value		Small-Mid Cap Growth
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$3,976	$20,705	$(10,447)	$(15,337)
Net realized gain (loss)	(581,675)	764,185	4,818	414,983
Net change in unrealized appreciation
(depreciation)	(746,083)	(931,912)	(658,595)	(68,886)
Net increase (decrease) in net assets
resulting from operations	(1,323,782)	(147,022)	(664,224)	330,760

Distributions to Shareholders From:
Investment income—net	(18,631)	(19,705)	—	—
Realized gains—net	(773,010)	(1,255,868)	(412,221)	(560,301)
Total distributions	(791,641)	(1,275,573)	(412,221)	(560,301)

Capital Share Transactions:
Shares sold	470,134	583,469	212,205	126,439
Shares issued on reinvestment of
distributions	791,641	1,275,573	412,221	560,301
Shares redeemed	(947,361)	(2,382,612)	(797,525)	(1,181,681)
Net increase (decrease) in net
assets derived from capital share
transactions	314,414	(523,570)	(173,099)	(494,941)

Net Assets:
Total increase (decrease) in
net assets	(1,801,009)	(1,946,165)	(1,249,544)	(724,482)
Beginning of period	3,350,151	5,296,316	2,039,254	2,763,736
End of period	$1,549,142	$3,350,151	$789,710	$2,039,254
Net Assets include undistributed
investment income (loss)—net	$3,970	$17,848	$(2)	$(2)

Share Transactions:
Shares sold	108,302	63,018	41,223	11,047
Shares issued on reinvestment of
distributions	144,197	125,302	59,742	51,832
Shares redeemed	(155,997)	(233,852)	(102,627)	(99,630)

Net increase (decrease) in
shares outstanding	96,502	(45,532)	(1,662)	(36,751)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard		Roszel/JPMorgan
	International		International Equity
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$82,630	$94,676	$68,906	$45,260
Net realized gain (loss)	12,295	706,425	(220,652)	1,057,866
Net change in unrealized appreciation
(depreciation)	(1,454,987)	(416,323)	(1,152,280)	(837,223)
Net increase (decrease) in net assets
resulting from operations	(1,360,062)	384,778	(1,304,026)	265,903

Distributions to Shareholders From:
Investment income—net	(94,360)	(77,453)	(922)	(43,595)
Realized gains—net	(706,061)	(676,801)	(1,044,746)	(220,600)
Total distributions	(800,421)	(754,254)	(1,045,668)	(264,195)

Capital Share Transactions:
Shares sold	408,799	590,602	591,692	455,296
Shares issued on reinvestment of
distributions	800,421	754,254	1,045,668	264,195
Shares redeemed	(1,270,436)	(1,938,136)	(833,539)	(1,083,420)
Net increase (decrease) in net
assets derived from capital share
transactions	(61,216)	(593,280)	803,821	(363,929)

Net Assets:
Total increase (decrease) in
net assets	(2,221,699)	(962,756)	(1,545,873)	(362,221)
Beginning of period	4,344,065	5,306,821	3,316,197	3,678,418
End of period	$2,122,366	$4,344,065	$1,770,324	$3,316,197
Net Assets include undistributed
investment income (loss)—net	$82,624	$94,356	$69,132	$763

Share Transactions:
Shares sold	41,517	40,368	79,168	35,406
Shares issued on reinvestment of
distributions	86,345	54,975	144,031	20,401
Shares redeemed	(131,375)	(135,708)	(105,889)	(83,881)

Net increase (decrease) in
shares outstanding	(3,513)	(40,365)	117,310	(28,074)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett		Roszel/BlackRock
	Government Securities		Fixed-Income
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$276,093	$316,648	$336,094	$384,521
Net realized gain (loss)	88,025	57,856	88,275	(158,844)
Net change in unrealized appreciation
(depreciation)	301,779	74,791	(335,124)	353,722
Net increase (decrease) in net assets
resulting from operations	665,897	449,295	89,245	579,399

Distributions to Shareholders From:
Investment income—net	(277,350)	(354,187)	(338,651)	(429,557)
Realized gains—net	—	—	—	—
Total distributions	(277,350)	(354,187)	(338,651)	(429,557)

Capital Share Transactions:
Shares sold	3,255,469	665,695	531,729	855,973
Shares issued on reinvestment of
distributions	277,350	354,187	338,651	429,557
Shares redeemed	(2,910,886)	(3,028,883)	(4,231,094)	(2,651,571)
Net increase (decrease) in net
assets derived from capital share
transactions	621,933	(2,009,001)	(3,360,714)	(1,366,041)

Net Assets:
Total increase (decrease) in
net assets	1,010,480	(1,913,893)	(3,610,120)	(1,216,199)
Beginning of period	6,321,758	8,235,651	9,399,238	10,615,437
End of period	$7,332,238	$6,321,758	$5,789,118	$9,399,238
Net Assets include undistributed
investment income (loss)—net	$5,609	$3,302	$5,536	$4,490

Share Transactions:
Shares sold	315,126	66,294	54,552	88,003
Shares issued on reinvestment of
distributions	26,675	35,080	34,763	44,152
Shares redeemed	(278,910)	(299,480)	(438,791)	(272,498)

Net increase (decrease) in
shares outstanding	62,891	(198,106)	(349,476)	(140,343)

See Notes to Financial Statements.

93

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios for the past five years. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Lord Abbett
	Large Cap Value
	Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.34	$12.15	$12.74	$14.09	$12.90
Investment income (loss)—net (a)(b)	0.10	0.13	0.15	0.11	0.10
Realized and unrealized gain (loss) on investments—net	(3.37)	0.37	1.90	0.14	1.49
Total from investment operations	(3.27)	0.50	2.05	0.25	1.59
Distributions to shareholders from:
Investment income—net	(0.16)	(0.15)	(0.15)	(0.13)	(0.06)
Realized gains—net	(2.30)	(1.16)	(2.49)	(1.47)	(0.34)
Total distributions	(2.46)	(1.31)	(2.64)	(1.60)	(0.40)
Net asset value, end of period	$5.61	$11.34	$12.15	$12.74	$14.09

Total Return (c)	(34.05)%	3.77%	18.30%	2.26%	12.61%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	2.09%	1.65%	1.58%	1.55%	1.49%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.09%	1.09%	1.09%	1.10%
Investment income (loss)—net before expense
reductions (d)	0.26%	0.49%	0.68%	0.41%	0.40%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.25%	1.05%	1.16%	0.86%	0.79%
Investment income (loss)—net of all reductions (b)	1.25%	1.06%	1.17%	0.87%	0.79%
Supplemental Data:
Net assets, end of period (in thousands)	$3,511	$7,155	$8,729	$9,250	$12,773
Portfolio turnover rate	60%	66%	38%	30%	36%

	Roszel/Davis
	Large Cap Value
	Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.76	$10.53	$9.72	$11.45	$10.90
Investment income (loss)—net (a)(b)	0.05	0.15	0.11	0.13	0.16
Realized and unrealized gain (loss) on investments—net	(3.45)	0.06	1.68	0.24	1.31
Total from investment operations	(3.40)	0.21	1.79	0.37	1.47
Distributions to shareholders from:
Investment income—net	(0.13)	(0.13)	(0.15)	(0.16)	(0.12)
Realized gains—net	(0.51)	(0.85)	(0.83)	(1.94)	(0.80)
Total distributions	(0.64)	(0.98)	(0.98)	(2.10)	(0.92)
Net asset value, end of period	$5.72	$9.76	$10.53	$9.72	$11.45

Total Return (c)	(36.83)%	1.70%	19.81%	4.16%	14.30%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	3.83%	2.97%	2.74%	2.60%	3.01%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.08%	1.06%	1.04%
Investment income (loss)—net before expense
reductions (d)	(2.07)%	(0.76)%	(0.59)%	(0.24)%	(0.50)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.66%	1.10%	1.05%	1.26%	1.41%
Investment income (loss)—net of all reductions (b)	0.66%	1.10%	1.07%	1.30%	1.47%
Supplemental Data:
Net assets, end of period (in thousands)	$1,250	$2,252	$2,702	$3,051	$3,063
Portfolio turnover rate	22%	8%	100%	58%	94%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/BlackRock
	Equity Dividend Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.33	$12.11	$11.69	$13.26	$11.91
Investment income (loss)—net (a)(b)	0.14	0.15	0.17	0.17	0.18
Realized and unrealized gain (loss) on investments—net	(3.85)	(0.27)	1.93	0.05	1.46
Total from investment operations	(3.71)	(0.12)	2.10	0.22	1.64
Distributions to shareholders from:
Investment income—net	(0.18)	(0.20)	(0.20)	(0.23)	(0.13)
Realized gains—net	(1.96)	(1.46)	(1.48)	(1.56)	(0.16)
Total distributions	(2.14)	(1.66)	(1.68)	(1.79)	(0.29)
Net asset value, end of period	$4.48	$10.33	$12.11	$11.69	$13.26

Total Return (c)	(41.52)%	(2.17)%	19.95%	2.14%	14.03%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	2.28%	1.61%	1.47%	1.42%	1.38%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense
reductions (d)	0.69%	0.81%	1.08%	1.03%	1.23%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.87%	1.32%	1.45%	1.35%	1.51%
Investment income (loss)—net of all reductions (b)	1.87%	1.32%	1.45%	1.35%	1.51%
Supplemental Data:
Net assets, end of period (in thousands)	$2,679	$8,372	$12,115	$13,132	$15,297
Portfolio turnover rate	80%	29%	23%	27%	26%

	Roszel/Fayez Sarofim
	Large Cap Core Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.33	$11.86	$11.31	$11.67	$11.42
Investment income (loss)—net (a)(b)	0.14	0.15	0.15	0.15	0.08
Realized and unrealized gain (loss) on investments—net	(4.24)	0.85	1.25	0.24	0.51
Total from investment operations	(4.10)	1.00	1.40	0.39	0.59
Distributions to shareholders from:
Investment income—net	(0.14)	(0.15)	(0.21)	(0.04)	(0.03)
Realized gains—net	(0.45)	(0.38)	(0.64)	(0.71)	(0.31)
Total distributions	(0.59)	(0.53)	(0.85)	(0.75)	(0.34)
Net asset value, end of period	$7.64	$12.33	$11.86	$11.31	$11.67

Total Return (c)	(34.63)%	8.51%	13.10%	3.52%	5.27%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	4.33%	3.76%	3.96%	3.53%	6.36%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense
reductions (d)	(1.82)%	(1.42)%	(1.51)%	(1.14)%	(4.56)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.41%	1.25%	1.35%	1.29%	0.70%
Investment income (loss)—net of all reductions (b)	1.41%	1.25%	1.35%	1.29%	0.70%
Supplemental Data:
Net assets, end of period (in thousands)	$1,113	$1,514	$1,388	$1,515	$1,031
Portfolio turnover rate	18%	31%	35%	63%	116%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Alliance Bernstein
	Large Cap Core Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.75	$9.63	$11.06	$11.27	$11.07
Investment income (loss)—net (a)(b)	0.00 †	0.01	0.07	0.02	0.05
Realized and unrealized gain (loss) on investments—net	(4.11)	1.18	0.06	0.77	0.36
Total from investment operations	(4.11)	1.19	0.13	0.79	0.41
Distributions to shareholders from:
Investment income—net	—	(0.10)	(0.02)	(0.05)	(0.04)
Realized gains—net	(1.69)	(0.97)	(1.54)	(0.95)	(0.17)
Total distributions	(1.69)	(1.07)	(1.56)	(1.00)	(0.21)
Net asset value, end of period	$3.95	$9.75	$9.63	$11.06	$11.27

Total Return (c)	(48.95)%	13.10%	1.84%	8.04%	3.81%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	7.86%	4.75%	3.55%	3.00%	3.09%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.08%	1.05%	1.09%	1.10%
Investment income (loss)—net before expense
reductions (d)	(6.76)%	(3.60)%	(1.80)%	(1.74)%	(1.53)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.01%	0.05%	0.65%	0.16%	0.46%
Investment income (loss)—net of all reductions (b)	0.01%	0.07%	0.70%	0.17%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$496	$970	$1,469	$1,867	$2,481
Portfolio turnover rate	117%	106%	107%	50%	47%

	Roszel/Loomis Sayles
	Large Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.04	$9.97	$11.87	$11.77	$11.14
Investment income (loss)—net (a)(b)	(0.03)	(0.03)	0.01	(0.04)	0.01
Realized and unrealized gain (loss) on investments—net	(5.22)	2.10	(0.56)	1.14	0.93
Total from investment operations	(5.25)	2.07	(0.55)	1.10	0.94
Distributions to shareholders from:
Investment income—net	—	(0.00)†	—	(0.01)	—
Realized gains—net	(2.35)	—	(1.35)	(0.99)	(0.31)
Total distributions	(2.35)	—	(1.35)	(1.00)	(0.31)
Net asset value, end of period	$4.44	$12.04	$9.97	$11.87	$11.77

Total Return (c)	(52.06)%	20.77%	(4.04)%	10.29%	8.70%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	10.80%	6.02%	4.63%	3.96%	4.53%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.09%	1.06%	1.07%	1.07%	1.06%
Investment income (loss)—net before expense
reductions (d)	(10.10)%	(5.27)%	(3.51)%	(3.27)%	(3.35)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.40)%	(0.35)%	0.02%	(0.41)%	0.08%
Investment income (loss)—net of all reductions (b)	(0.39)%	(0.31)%	0.05%	(0.38)%	0.12%
Supplemental Data:
Net assets, end of period (in thousands)	$414	$666	$1,348	$1,343	$1,514
Portfolio turnover rate	235%	199%	222%	158%	150%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Rittenhouse
	Large Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.42	$10.55	$10.66	$11.31	$10.88
Investment income (loss)—net (a)(b)	0.04	0.03	0.03	0.03	0.05
Realized and unrealized gain (loss) on investments—net	(3.23)	0.81	0.90	(0.02)	0.39
Total from investment operations	(3.19)	0.84	0.93	0.01	0.44
Distributions to shareholders from:
Investment income—net	(0.04)	(0.03)	(0.04)	(0.06)	(0.01)
Realized gains—net	(1.57)	(0.94)	(1.00)	(0.60)	—
Total distributions	(1.61)	(0.97)	(1.04)	(0.66)	(0.01)
Net asset value, end of period	$5.62	$10.42	$10.55	$10.66	$11.31

Total Return (c)	(35.09)%	7.84%	9.87%	0.33%	4.08%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	2.34%	1.67%	1.67%	1.58%	1.52%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.11%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense
reductions (d)	(0.78)%	(0.32)%	(0.30)%	(0.22)%	0.04%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.46%	0.25%	0.27%	0.26%	0.46%
Investment income (loss)—net of all reductions (b)	0.46%	0.25%	0.27%	0.26%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$3,156	$5,873	$7,467	$8,761	$10,900
Portfolio turnover rate	52%	63%	64%	44%	28%

	Roszel/Marsico
	Large Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80	$11.28	$11.18	$11.54	$11.32
Investment income (loss)—net (a)(b)	0.04	0.07	0.01	(0.01)	0.01
Realized and unrealized gain (loss) on investments—net	(5.86)	2.45	0.60	0.30	0.48
Total from investment operations	(5.82)	2.52	0.61	0.29	0.49
Distributions to shareholders from:
Investment income—net	(0.03)	—	—	(0.01)	(0.00)†
Realized gains—net	(0.07)	—	(0.51)	(0.64)	(0.27)
Total distributions	(0.10)	—	(0.51)	(0.65)	(0.27)
Net asset value, end of period	$7.88	$13.80	$11.28	$11.18	$11.54

Total Return (c)	(42.43)%	22.34%	5.69%	2.92%	4.53%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.22%	1.15%	2.11%	2.10%	2.27%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.08%	0.89%
Investment income (loss)—net before expense
reductions (d)	0.28%	0.48%	(0.94)%	(1.11)%	(1.30)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.39%	0.54%	0.07%	(0.11)%	(0.13)%
Investment income (loss)—net of all reductions (b)	0.39%	0.54%	0.07%	(0.09)%	0.08%
Supplemental Data:
Net assets, end of period (in thousands)	$56,570	$76,226	$4,923	$4,033	$4,170
Portfolio turnover rate	80%	63%	61%	97%	149%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz NFJ
	Mid Cap Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.71	$7.97	$9.71	$11.57	$10.53
Investment income (loss)—net (a)(b)	0.16	0.12	0.12	0.09	(0.02)
Realized and unrealized gain (loss) on investments—net	(2.40)	0.00	0.80	(0.14)	1.11
Total from investment operations	(2.24)	0.12	0.92	(0.05)	1.09
Distributions to shareholders from:
Investment income—net	(0.14)	(0.13)	(0.11)	—	(0.01)
Realized gains—net	(2.10)	(0.25)	(2.55)	(1.81)	(0.04)
Total distributions	(2.24)	(0.38)	(2.66)	(1.81)	(0.05)
Net asset value, end of period	$3.23	$7.71	$7.97	$9.71	$11.57

Total Return (c)	(38.67)%	1.08%	12.77%	0.50%	10.37%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	4.21%	3.21%	2.58%	2.27%	2.16%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.04%	1.09%	1.10%
Investment income (loss)—net before expense
reductions (d)	(0.24)%	(0.62)%	(0.14)%	(0.29)%	(1.25)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	2.87%	1.50%	1.34%	0.88%	(0.19)%
Investment income (loss)—net of all reductions (b)	2.87%	1.50%	1.40%	0.89%	(0.19)%
Supplemental Data:
Net assets, end of period (in thousands)	$958	$2,020	$2,704	$3,177	$4,121
Portfolio turnover rate	77%	114%	19%	119%	62%

	Roszel/Cadence
	Mid Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	$9.83	$12.01	$11.01	$11.21
Investment income (loss)—net (a)(b)	(0.04)	(0.03)	(0.04)	(0.03)	(0.03)
Realized and unrealized gain (loss) on investments—net	(3.74)	2.18	0.76	1.38	0.67
Total from investment operations	(3.78)	2.15	0.72	1.35	0.64
Distributions to shareholders from:
Realized gains—net	(2.29)	(1.41)	(2.90)	(0.35)	(0.84)
Net asset value, end of period	$4.50	$10.57	$9.83	$12.01	$11.01

Total Return (c)	(44.59)%	22.58%	7.60%	12.61%	6.33%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	5.02%	3.55%	2.89%	2.55%	2.52%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.09%	0.87%
Investment income (loss)—net before expense
reductions (d)	(4.36)%	(2.69)%	(2.13)%	(1.75)%	(1.95)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.44)%	(0.24)%	(0.34)%	(0.30)%	(0.53)%
Investment income (loss)—net of all reductions (b)	(0.44)%	(0.24)%	(0.34)%	(0.29)%	(0.30)%
Supplemental Data:
Net assets, end of period (in thousands)	$653	$2,148	$2,225	$2,663	$3,326
Portfolio turnover rate	143%	220%	81%	148%	180%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/NWQ
	Small Cap Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.66	$12.25	$12.98	$14.01	$11.84
Investment income (loss)—net (a)(b)	0.01	0.05	0.07	0.05	0.02
Realized and unrealized gain (loss) on investments—net	(3.20)	(0.21)	2.41	1.27	3.29
Total from investment operations	(3.19)	(0.16)	2.48	1.32	3.31
Distributions to shareholders from:
Investment income—net	(0.05)	(0.05)	(0.05)	(0.02)	(0.02)
Realized gains—net	(2.22)	(3.38)	(3.16)	(2.33)	(1.12)
Total distributions	(2.27)	(3.43)	(3.21)	(2.35)	(1.14)
Net asset value, end of period	$3.20	$8.66	$12.25	$12.98	$14.01

Total Return (c)	(47.72)%	(5.49)%	20.02%	11.86%	29.65%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	3.38%	2.14%	1.79%	1.81%	1.99%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.09%	1.13%	1.12%	1.11%
Investment income (loss)—net before expense
reductions (d)	(2.06)%	(0.59)%	(0.16)%	(0.31)%	(0.71)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.17%	0.41%	0.48%	0.35%	0.13%
Investment income (loss)—net of all reductions (b)	0.17%	0.46%	0.51%	0.38%	0.17%
Supplemental Data:
Net assets, end of period (in thousands)	$1,549	$3,350	$5,296	$5,892	$6,187
Portfolio turnover rate	61%	32%	31%	39%	46%

	Roszel/Delaware
	Small-Mid Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.80	$12.25	$12.14	$11.70	$10.38
Investment income (loss)—net (a)(b)	(0.06)	(0.07)	(0.07)	(0.07)	(0.08)
Realized and unrealized gain (loss) on investments—net	(3.84)	1.71	1.21	0.92	1.40
Total from investment operations	(3.90)	1.64	1.14	0.85	1.32
Distributions to shareholders from:
Realized gains—net	(2.68)	(3.09)	(1.03)	(0.41)	—
Net asset value, end of period	$4.22	$10.80	$12.25	$12.14	$11.70

Total Return (c)	(45.78)%	13.39%	9.85%	7.79%	12.72%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	4.82%	2.90%	2.49%	2.37%	2.84%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.11%	1.12%	1.14%	1.15%
Investment income (loss)—net before expense
reductions (d)	(4.47)%	(2.41)%	(1.92)%	(1.87)%	(2.40)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.81)%	(0.66)%	(0.58)%	(0.65)%	(0.71)%
Investment income (loss)—net of all reductions (b)	(0.81)%	(0.62)%	(0.55)%	(0.64)%	(0.71)%
Supplemental Data:
Net assets, end of period (in thousands)	$790	$2,039	$2,764	$3,473	$3,475
Portfolio turnover rate	62%	54%	47%	62%	42%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lazard
	International Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.52	$14.68	$13.22	$13.25	$11.51
Investment income (loss)—net (a)(b)	0.26	0.27	0.20	0.20	0.15
Realized and unrealized gain (loss) on investments—net	(4.29)	0.94	2.67	0.82	1.71
Total from investment operations	(4.03)	1.21	2.87	1.02	1.86
Distributions to shareholders from:
Investment income—net	(0.33)	(0.24)	(0.21)	(0.16)	(0.07)
Realized gains—net	(2.48)	(2.13)	(1.20)	(0.89)	(0.05)
Total distributions	(2.81)	(2.37)	(1.41)	(1.05)	(0.12)
Net asset value, end of period	$6.68	$13.52	$14.68	$13.22	$13.25

Total Return (c)	(35.60)%	8.09%	22.93%	8.48%	16.30%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	2.70%	2.07%	1.90%	2.00%	2.20%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss)—net before expense
reductions (d)	1.02%	1.00%	0.71%	0.71%	0.23%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	2.56%	1.92%	1.46%	1.56%	1.28%
Investment income (loss)—net of all reductions (b)	2.56%	1.92%	1.46%	1.56%	1.28%
Supplemental Data:
Net assets, end of period (in thousands)	$2,122	$4,344	$5,307	$5,067	$4,827
Portfolio turnover rate	41%	30%	33%	29%	30%

	Roszel/JPMorgan
	International Equity Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.82	$12.82	$10.97	$12.34	$11.90
Investment income (loss)—net (a)(b)	0.22	0.17	0.08	0.05	0.15
Realized and unrealized gain (loss) on investments—net	(4.03)	0.86	2.22	1.52	1.16
Total from investment operations	(3.81)	1.03	2.30	1.57	1.31
Distributions to shareholders from:
Investment income—net	0.00 †	(0.17)	(0.28)	(0.28)	(0.19)
Realized gains—net	(4.30)	(0.86)	(0.17)	(2.66)	(0.68)
Total distributions	(4.30)	(1.03)	(0.45)	(2.94)	(0.87)
Net asset value, end of period	$4.71	$12.82	$12.82	$10.97	$12.34

Total Return (c)	(41.50)%	7.86%	21.44%	16.91%	11.83%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	4.20%	3.65%	2.28%	2.51%	2.83%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.15%	1.15%	1.15%	1.12%
Investment income (loss)—net before expense
reductions (d)	(0.39)%	(1.21)%	(0.47)%	(0.91)%	(0.44)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	2.65%	1.29%	0.66%	0.45%	1.24%
Investment income (loss)—net of all reductions (b)	2.65%	1.29%	0.66%	0.45%	1.27%
Supplemental Data:
Net assets, end of period (in thousands)	$1,770	$3,316	$3,678	$3,250	$2,993
Portfolio turnover rate	22%	118%	45%	77%	168%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lord Abbett
	Government Securities Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.30	$10.15	$10.24	$10.41	$10.33
Investment income (loss)—net (a)(b)	0.39	0.45	0.44	0.38	0.40
Realized and unrealized gain (loss) on investments—net	0.55	0.20	(0.08)	(0.16)	0.05
Total from investment operations	0.94	0.65	0.36	0.22	0.45
Distributions to shareholders from:
Investment income—net	(0.40)	(0.50)	(0.45)	(0.39)	(0.37)
Net asset value, end of period	$10.84	$10.30	$10.15	$10.24	$10.41

Total Return (c)	9.41%	6.59%	3.62%	2.12%	4.11%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.70%	1.53%	1.63%	1.55%	1.42%
Expenses net of waivers and reimbursements, if any (e)	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses net of all reductions (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Investment income (loss)—net before expense
reductions (d)	3.04%	3.83%	3.73%	3.08%	2.66%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	3.79%	4.41%	4.41%	3.68%	3.13%
Investment income (loss)—net of all reductions (b)	3.79%	4.41%	4.41%	3.68%	3.13%
Supplemental Data:
Net assets, end of period (in thousands)	$7,332	$6,322	$8,236	$8,956	$10,245
Portfolio turnover rate	461%	239%	215%	248%	406%

	Roszel/BlackRock
	Fixed-Income Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.90	$9.74	$9.80	$10.05	$10.14
Investment income (loss)—net (a)(b)	0.40	0.38	0.34	0.31	0.26
Realized and unrealized gain (loss) on investments—net	(0.24)	0.21	(0.04)	(0.21)	(0.02)
Total from investment operations	0.16	0.59	0.30	0.10	0.24
Distributions to shareholders from:
Investment income—net	(0.41)	(0.43)	(0.36)	(0.35)	(0.33)
Net asset value, end of period	$9.65	$9.90	$9.74	$9.80	$10.05

Total Return (c)	1.64%	6.19%	3.17%	0.98%	2.04%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.62%	1.50%	1.36%	1.27%	1.22%
Expenses net of waivers and reimbursements, if any (e)	0.95%	0.95%	0.95%	0.95%	0.97	%(f)
Expenses net of all reductions (b)	0.95%	0.95%	0.95%	0.95%	0.97%
Investment income (loss)—net before expense
reductions (d)	3.44%	3.38%	3.10%	2.80%	2.35%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	4.11%	3.93%	3.51%	3.12%	2.60%
Investment income (loss)—net of all reductions (b)	4.11%	3.93%	3.51%	3.12%	2.60%
Supplemental Data:
Net assets, end of period (in thousands)	$5,789	$9,399	$10,615	$13,286	$15,569
Portfolio turnover rate	248%	207%	21%	28%	38%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(f)	The portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effects of the higher expense ratio for the period January 1 through April 30, 2004.

†	Per share amount is less than $0.01.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1. Significant Accounting Policies:

     MLIG Variable Insurance Trust (the “Trust”) is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Advisor to these Portfolios is Roszel Advisors, LLC (the “Advisor”). The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Sixteen portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Equity Dividend Portfolio (formerly Roszel/BlackRock Relative Value Portfolio), Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (the “Portfolios”). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”). MLLIC and MLLICNY are wholly owned subsidiaries of AEGON U.S.A. The Portfolios serve as funding vehicles for certain variable annuity insurance contracts issued by MLLIC & MLLICNY. The Trust does not offer its shares directly to the public. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the “Administrator”) pursuant to procedures established by the Trust’s Board of Trustees (the “Board”). These prices are derived from the pricing services pricing model. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

     If quotations are not readily available for a security, or if the Advisor or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Trust may value the security using procedures approved by the Trust’s Board that are designed to establish the security’s fair value (“valuation procedures”). While the valuation procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Advisor relies on its valuation procedures in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-U.S. dollars securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined using the valuation procedures may be different from the last available quotation or other market price. The valuation procedures for securities of foreign issuers and/or non-U.S. dollars securities will, in most cases, include

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

consultation with an independent fair value pricing service. Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee of the Trust under the valuation procedures for any security may vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Advisor cannot assure that a security can be sold at the fair value assigned to it at any time.

     Furthermore, in addition to the fair valuation policies described above, and in accordance with procedures adopted by the board of trustees, the Roszel/JPMorgan International Equity Portfolio applies fair value pricing on a daily basis for equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Roszel/JPMorgan International Equity Portfolio calculates its net asset value.

     The Portfolios adopted the Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements,” effective January 1, 2008. FAS 157 establishes a framework for measuring fair value and expands disclosure surrounding the various inputs that are used in determining the value of the Portfolios’ investments. These inputs are summarized into the three broad levels listed below:

• Level 1 —	Quoted prices in active markets for identical securities.
• Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 —	Significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments.

     The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolios’ investments carried at fair value:

		Quoted Prices
		in Active	Other
		Markets for	Significant	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
Portfolio	Total	(Level 1)	(Level 2)	(Level 3)
Roszel/Lord Abbett Large Cap Value Portfolio	$3,482,452	$3,449,680	$32,772	$—
Roszel/Davis Large Cap Value Portfolio	1,157,120	1,115,152	41,968	—
Roszel/BlackRock Equity Dividend Portfolio	2,437,928	2,360,640	77,288	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,049,315	978,972	70,343	—
Roszel/Alliance Bernstein Large Cap Core Portfolio	405,629	401,025	4,604	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	350,356	343,480	6,876	—
Roszel/Rittenhouse Large Cap Growth Portfolio	2,971,237	2,834,291	136,946	—
Roszel/Marsico Large Cap Growth Portfolio	45,937,971	42,335,790	3,602,181	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	870,471	846,539	23,932	—
Roszel/Cadence Mid Cap Growth Portfolio	567,129	567,129	—	—
Roszel/NWQ Small Cap Value Portfolio	1,284,727	1,263,320	21,407	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	655,669	629,108	26,561	—
Roszel/Lazard International Portfolio	2,053,875	1,895,012	158,863	—
Roszel/JPM International Equity Portfolio	1,610,171	73,962	1,536,209	—
Roszel/Lord Abbett Government Securities Portfolio	9,298,036	—	9,298,036	—
Roszel/BlackRock Fixed Income Portfolio	7,306,939	—	7,306,939	—

     At January 1, 2008 and December 31, 2008 there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     (b) New accounting pronouncements— In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management does not believe there will be a material impact.

     (c) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York’s list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (e) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     (f) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (g) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and Roszel/BlackRock Fixed-Income Portfolio (the “Fixed Income Portfolios”), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     (h) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a “delayed delivery” basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     (i) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

     During the year ended December 31, 2008, the Portfolio engaged in dollar roll transactions:

Average
	Maximum	Principal	Average	Average	Amount
	Amount	Amount	Amount	Shares	Per Share
	Outstanding	Outstanding	Outstanding	Outstanding	Outstanding	Fee
	During the	as of	During the	During the	During the	Income
Portfolio	Period	12/31/08	Period	Period	Period	Earned
Roszel/Lord Abbett Government
Securities Portfolio	$5,622,463	$2,505,641	$1,393,222	701,103	$1.99	$—

     The average amount outstanding during the year ended December 31, 2008 was calculated by totaling dollar rolls outstanding at the end of each day and dividing the sum by the number of days in the period.

     (j) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

     If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2008 as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Portfolio	Income (Loss)	Gain (Loss)	Paid-In-Capital
Roszel/Lord Abbett Large Cap Value Portfolio	$(6)	$6	$—
Roszel/Davis Large Cap Value Portfolio	(2)	2	—
Roszel/BlackRock Equity Dividend Portfolio	(7)	7	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	2	(1)	(1)
Roszel/AllianceBernstein Large Cap Core Portfolio	(504)	504	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	2,159	—	(2,159)
Roszel/Rittenhouse Large Cap Growth Portfolio	2	1	(3)
Roszel/Marsico Large Cap Growth Portfolio	(70,601)	1,344	69,257
Roszel/Allianz NFJ Mid Cap Value Portfolio	(1,752)	772	980
Roszel/Cadence Mid Cap Growth Portfolio	5,917	—	(5,917)
Roszel/NWQ Small Cap Value Portfolio	777	(777)	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	10,447	1,093	(11,540)
Roszel/Lazard International Portfolio	(2)	2	—
Roszel/JPMorgan International Equity Portfolio	385	(385)	—
Roszel/Lord Abbett Government Securities Portfolio	3,564	(3,564)	—
Roszel/BlackRock Fixed-Income Portfolio	3,603	(3,603)	—

     Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio’s next taxable year. For the period from November 1, 2008 to December 31, 2008, the following Portfolios incurred and elected to defer until January 1, 2009 for U.S. Federal income tax purposes net capital losses as stated below:

	Post October	Post October
Portfolio	Capital Losses	Currency Losses
Roszel/Lord Abbett Large Cap Value Portfolio	$70,216	$—
Roszel/Davis Large Cap Value Portfolio	117,778	—
Roszel/BlackRock Equity Dividend Portfolio	49,782	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	23,224	—
Roszel/AllianceBernstein Large Cap Core Portfolio	70,096	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	56,886	—
Roszel/Rittenhouse Large Cap Growth Portfolio	59,686	—
Roszel/Marsico Large Cap Growth Portfolio	2,519,247	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	104,187	—
Roszel/Cadence Mid Cap Growth Portfolio	123,131	—
Roszel/NWQ Small Cap Value Portfolio	393,702	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	71,348	—
Roszel/Lazard International Portfolio	55,847	—
Roszel/JPMorgan International Equity Portfolio	94,562	—
Roszel/BlackRock Fixed-Income Portfolio	7,073	—

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     On December 31, 2008, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

	Expiration Date December 31,
Portfolio	2011	2012	2013	2014	2015	2016
Roszel/Lord Abbett Large Cap Value Portfolio	$—	$—	$—	$—	$—	$438,241
Roszel/Davis Large Cap Value Portfolio	—	—	—	—	—	64,534
Roszel/BlackRock Equity Dividend Portfolio	—	—	—	—	—	1,287,045
Roszel/Fayez Sarofim Large Cap Core Portfolio	—	—	—	—	—	72,363
Roszel/AllianceBernstein Large Cap Core Portfolio	—	—	—	—	—	104,494
Roszel/Loomis Sayles Large Cap Growth Portfolio	—	—	—	—	—	128,983
Roszel/Rittenhouse Large Cap Growth Portfolio	—	—	—	—	—	283,201
Roszel/Marsico Large Cap Growth Portfolio	—	—	—	—	—	11,813,632
Roszel/Allianz NFJ Mid Cap Value Portfolio	—	—	—	—	—	199,409
Roszel/Cadence Mid Cap Growth Portfolio	—	—	—	—	—	57,165
Roszel/NWQ Small Cap Value Portfolio	—	—	—	—	—	165,890
Roszel/JPMorgan International Equity Portfolio	—	—	—	—	—	94,415
Roszel/Lord Abbett Government Securities Portfolio	—	—	7,330	181,853	—	—
Roszel/BlackRock Fixed-Income Portfolio	373	79,760	83,966	133,336	171,456	—

     The tax characters of distributions paid were as follows:

	2008 Distributions		2007 Distributions
	Paid From		Paid From
	Ordinary	Long-Term	Ordinary	Long-Term
Portfolio	Income	Capital Gain	Income	Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$90,692	$1,199,423	$151,677	$742,342
Roszel/Davis Large Cap Value Portfolio	73,530	57,996	81,774	142,282
Roszel/BlackRock Equity Dividend Portfolio	134,535	1,471,366	194,415	1,215,579
Roszel/Fayez Sarofim Large Cap Core Portfolio	27,156	49,415	19,086	42,704
Roszel/AllianceBernstein Large Cap Core Portfolio	52,686	98,229	96,721	14,735
Roszel/Loomis Sayles Large Cap Growth Portfolio	110,260	49,787	60	—
Roszel/Rittenhouse Large Cap Growth Portfolio	400,026	384,700	265,007	399,711
Roszel/Marsico Large Cap Growth Portfolio	302,188	352,684	—	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	121,129	413,621	88,965	22,042
Roszel/Cadence Mid Cap Growth Portfolio	179,749	156,722	122,780	161,055
Roszel/NWQ Small Cap Value Portfolio	18,634	773,007	179,933	1,095,640
Roszel/Delaware Small-Mid Cap Growth Portfolio	—	412,221	107,839	452,462
Roszel/Lazard International Portfolio	135,127	665,294	121,790	639,197
Roszel/JPMorgan International Equity Portfolio	161,541	884,127	43,595	220,600
Roszel/Lord Abbett Government Securities Portfolio	277,350	—	354,187	—
Roszel/BlackRock Fixed-Income Portfolio	338,651	—	429,557	—

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$64,775	$—
Roszel/Davis Large Cap Value Portfolio	11,510	—
Roszel/BlackRock Equity Dividend Portfolio	98,405	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	18,991	—
Roszel/AllianceBernstein Large Cap Core Portfolio	41	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	—	—
Roszel/Rittenhouse Large Cap Growth Portfolio	20,629	—
Roszel/Marsico Large Cap Growth Portfolio	269,290	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	43,157	—
Roszel/Cadence Mid Cap Growth Portfolio	—	—
Roszel/NWQ Small Cap Value Portfolio	3,972	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	—	79,989
Roszel/Lazard International Portfolio	82,626	88,786
Roszel/JPM International Equity Portfolio	69,133	—
Roszel/Lord Abbett Government Securities Portfolio	5,611	—
Roszel/BlackRock Fixed-Income Portfolio	5,533	—

     The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and post-October losses.

2. Investment Advisory Fees and Other Transactions with Affiliates:

     The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2008, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Equity Dividend Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio	0.85%
Roszel/JPMorgan International Equity Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio	0.65%

     BlackRock Investment Management, LLC (“BlackRock”) is an affiliate of the Advisor, as Merrill Lynch & Co. (“ML&Co.”) has an unconsolidated investment in BlackRock and has the right to vote 45% of BlackRock voting securities and to receive approximately 49.8% of BlackRock’s net profit. BlackRock serves as sub-adviser for the Roszel/BlackRock Equity Dividend and Roszel/BlackRock Fixed-Income Portfolios. BlackRock’s sub advisory fees are paid by the Advisor. BlackRock is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

of $400 million as a percentage of average daily net assets of the Roszel/BlackRock Equity Dividend Portfolio. BlackRock is paid an annual fee of 0.20% of the average daily net assets of the Roszel/ BlackRock Fixed-Income Portfolio. ML&Co.’s Global Private Equity group owns an interest in Windy City Investments, Inc., which owns Nuveen Investment Inc. (Nuveen), the parent company of NWQ Investment Management Company, LLC (NWQ) and Rittenhouse Asset Management Inc. (Rittenhouse). Because ML&Co. is an indirect investor in Nuveen Investments, Inc., it may also be considered an indirect affiliate of these two sub-advisers under certain securities laws.

     For the year ended December 31, 2008, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

		Commission
Portfolio	Broker	Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	$20
	Citation Financial Group	40
Roszel/BlackRock Equity Dividend Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	312
Roszel/Fayez Sarofim Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	7
Roszel/AllianceBernstein Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	271
	Citation Financial Group	12
Roszel/Loomis Sayles Large Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	66
	Citation Financial Group	31
Roszel/Cadence Mid Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner &
	Smith Incorporated	128
Roszel/NWQ Small Cap Value Portfolio	Citation Financial Group	8

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Expense
Portfolio	Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$67
Roszel/AllianceBernstein Large Cap Core Portfolio	2
Roszel/Loomis Sayles Large Cap Growth Portfolio	34
Roszel/NWQ Small Cap Value Portfolio	19

     Financial Data Services, Inc. (“FDS”), an affiliate of the Advisor, is the Trust’s transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

     The Trust’s distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and MLIG.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

3. Investments:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2008 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$3,086,389	$4,487,051
Roszel/Davis Large Cap Value Portfolio	372,907	603,547
Roszel/BlackRock Equity Dividend Portfolio	4,146,769	6,649,241
Roszel/Fayez Sarofim Large Cap Core Portfolio	350,040	236,712
Roszel/AllianceBernstein Large Cap Core Portfolio	824,292	1,015,367
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,326,116	1,435,678
Roszel/Rittenhouse Large Cap Growth Portfolio	2,306,660	3,399,910
Roszel/Marsico Large Cap Growth Portfolio	56,317,991	48,842,129
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,143,816	1,530,244
Roszel/Cadence Mid Cap Growth Portfolio	1,911,513	3,028,980
Roszel/NWQ Small Cap Value Portfolio	1,436,923	1,827,121
Roszel/Delaware Small-Mid Cap Growth Portfolio	794,889	1,514,265
Roszel/Lazard International Portfolio	1,287,024	2,255,604
Roszel/JPMorgan International Equity Portfolio	562,965	868,572
Roszel/Lord Abbett Government Securities Portfolio	35,657,124	34,030,530
Roszel/BlackRock Fixed-Income Portfolio	20,611,904	23,143,317

     As of December 31, 2008, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$4,428,048	$94,170	$(1,039,766)	$(945,596)
Roszel/Davis Large Cap Value Portfolio	1,536,010	18,800	(397,690)	(378,890)
Roszel/BlackRock Equity Dividend Portfolio	3,239,383	90,317	(891,772)	(801,455)
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,354,974	49,158	(345,817)	(296,659)
Roszel/AllianceBernstein Large Cap Core Portfolio	583,896	1,486	(179,753)	(178,267)
Roszel/Loomis Sayles Large Cap Growth Portfolio	442,535	4,325	(96,504)	(92,179)
Roszel/Rittenhouse Large Cap Growth Portfolio	3,944,514	81,328	(1,054,605)	(973,277)
Roszel/Marsico Large Cap Growth Portfolio	56,325,092	1,048,891	(11,436,012)	(10,387,121)
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,348,262	14,434	(492,225)	(477,791)
Roszel/Cadence Mid Cap Growth Portfolio	704,189	19,791	(156,851)	(137,060)
Roszel/NWQ Small Cap Value Portfolio	2,091,921	64,516	(871,710)	(807,194)
Roszel/Delaware Small-Mid Cap Growth Portfolio	892,060	33,141	(269,532)	(236,391)
Roszel/Lazard International Portfolio	2,690,774	17,162	(654,061)	(636,899)
Roszel/JPMorgan International Equity Portfolio	2,578,222	14,426	(982,477)	(968,051)
Roszel/Lord Abbett Government Securities Portfolio	8,886,689	413,723	(2,376)	411,347
Roszel/BlackRock Fixed-Income Portfolio	7,518,155	180,846	(392,062)	(211,216)

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

4. Expense Limitation:

     The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Board. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, acquired fund fees and expenses, dividends payable on securities sold short, and other expenses related to short sales, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Davis Large Cap Value Portfolio	1.10%
Roszel/BlackRock Equity Dividend Portfolio	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Allianz NFJ Mid Cap Value Portfolio	1.10%
Roszel/Cadence Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio	1.15%
Roszel/JPMorgan International Equity Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/BlackRock Fixed-Income Portfolio	0.95%

     The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2008, advisory fee waivers and expense reimbursements were as follows:

	Advisory
	Fees	Expense
Portfolio	Waived	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$41,483	$9,763
Roszel/Davis Large Cap Value Portfolio	13,920	33,555
Roszel/BlackRock Equity Dividend Portfolio	42,115	20,026
Roszel/Fayez Sarofim Large Cap Core Portfolio	10,799	32,757
Roszel/AllianceBernstein Large Cap Core Portfolio	5,577	41,472
Roszel/Loomis Sayles Large Cap Growth Portfolio	4,419	49,016
Roszel/Rittenhouse Large Cap Growth Portfolio	36,147	19,768
Roszel/Marsico Large Cap Growth Portfolio	79,418	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	12,279	35,313
Roszel/Cadence Mid Cap Growth Portfolio	10,744	41,776
Roszel/NWQ Small Cap Value Portfolio	20,233	32,612
Roszel/Delaware Small-Mid Cap Growth Portfolio	11,039	36,466
Roszel/Lazard International Portfolio	27,462	22,403
Roszel/JPMorgan International Equity Portfolio	22,128	56,970
Roszel/Lord Abbett Government Securities Portfolio	47,319	7,565
Roszel/BlackRock Fixed-Income Portfolio	53,215	1,397

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

     As of December 31, 2008 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total
				Eligible for
Portfolio	2009	2010	2011	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$42,946	$45,195	$51,246	$139,387
Roszel/Davis Large Cap Value Portfolio	46,616	45,451	47,475	139,542
Roszel/BlackRock Equity Dividend Portfolio	45,191	53,096	62,141	160,428
Roszel/Fayez Sarofim Large Cap Core Portfolio	37,831	39,939	43,556	121,326
Roszel/AllianceBernstein Large Cap Core Portfolio	41,277	43,313	47,049	131,639
Roszel/Loomis Sayles Large Cap Growth Portfolio	49,770	50,144	53,435	153,349
Roszel/Rittenhouse Large Cap Growth Portfolio	42,172	40,558	55,915	138,645
Roszel/Marsico Large Cap Growth Portfolio	46,115	27,690	79,418	153,223
Roszel/Allianz NFJ Mid Cap Value Portfolio	40,576	50,460	47,591	138,627
Roszel/Cadence Mid Cap Growth Portfolio	42,684	55,246	52,520	150,450
Roszel/NWQ Small Cap Value Portfolio	38,540	44,317	52,845	135,702
Roszel/Delaware Small-Mid Cap Growth Portfolio	41,610	43,273	47,505	132,388
Roszel/Lazard International Portfolio	40,266	45,347	49,865	135,478
Roszel/JPMorgan International Equity Portfolio	42,580	87,469	79,098	209,147
Roszel/Lord Abbett Government Securities Portfolio	55,318	41,852	54,884	152,054
Roszel/BlackRock Fixed-Income Portfolio	47,739	53,692	54,613	156,044

5. Overdraft Advances:

     Pursuant to the respective custodian agreements, JPMorgan Chase Bank (“the Custodian”) may, in its discretion, advance funds to the Portfolios to make properly authorized payments. When such payments result in an overdraft, the Portfolios obliged to repay the Custodian for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to the Custodian. The Custodian has lien on a Portfolio’s assets to the extent of any overdraft. At December 31, 2008, Roszel/Cadence Mid Cap Growth Portfolio and Roszel/JPMorgan International Equity Portfolio had payments due to the Custodian pursuant to the foregoing arrangement of $45,167 and $59,463, respectively.

6. Subsequent Event:

     Effective January 1, 2009, Rittenhouse Asset Management, Inc. merged with and into its affiliate Santa Barbara Asset Management and effective on or about March 13, 2009, the Portfolio’s name is expected to change from Roszel/Rittenhouse Large Cap Growth Portfolio to Roszel/Santa Barbara Conservative Growth Portfolio. The Portfolio’s investment objective and strategies will not change.

     Effective January 26, 2009, the sub-adviser for the Roszel/Loomis Sayles Large Cap Growth Portfolio changed from Loomis Sayles & Company, L.P. to Marsico Capital Management, LLC. As a result of this change, the name of the fund changed from Roszel/Loomis Sayles Large Cap Growth Portfolio to Roszel/Marsico Large Cap Growth Portfolio II.

     Effective on or about March 13, 2009, the Roszel/Marsico Large Cap Growth Portfolio II will merge into the Roszel/Marsico Large Cap Growth Portfolio.

     The Advisor to these Portfolios is Roszel Advisors, LLC, an indirect, wholly owned subsidiary of ML&Co., which, effective January 1, 2009 became a wholly owned subsidiary of Bank of America Corporation (“BAC”).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the “Trust”), consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Equity Dividend Portfolio (formally Roszel/BlackRock Relative Value Portfolio), Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio (formerly Kayne Anderson Rudnick Small-Mid Cap Value Portfolio), Roszel/Cadence Mid Cap Growth Portfolio (formerly Roszel/Franklin Mid Cap Growth Portfolio), Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio (formerly Roszel/William Blair International Portfolio), Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (collectively the “Portfolios”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 19, 2009

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

     The Board, which includes as members only trustees who are not “interested persons” as defined in the 1940 Act (“independent trustees”), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

     At a meeting of the Board on October 31, 2008, the Board, with the assistance of independent counsel, considered (1) the approval of a new Management Agreement with respect to each Portfolio and (2) the approval of a new Sub-Advisory Agreement for each Portfolio.

     At a meeting of the Board on December 5, 2008, the Board, with the assistance of independent counsel, considered the approval of a new Sub-Advisory Agreement for the Roszel/Loomis Sayles Large Cap Growth Portfolio.

BOARD APPROVALS AT THE OCTOBER 31, 2008 MEETING

     On September 15, 2008, Merrill Lynch & Co., Inc. (“ML&Co.”) and Bank of America Corporation (“BAC”), both widely-held, publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a direct, wholly-owned merger subsidiary of BAC would be merged with and into ML&Co (the “Merger”). The Merger was completed on January 1, 2009 and ML&Co is now a wholly-owned subsidiary of BAC.

     Although ML&Co. did not believe that the Merger would cause an “assignment” of the Trust’s then current investment management agreement under the 1940 Act, it is possible that the Merger could have been determined to cause such an assignment, which would have resulted under provisions of the 1940 Act in the automatic termination of the then current investment management agreement. To address this uncertainty and to prevent any potential disruption in Roszel Advisors’ ability to continue to provide services to the Portfolios after the completion of the Merger, the Board approved a new Management Agreement for the Trust.

     The Sub-Advisory Agreement for each Portfolio contains a provision stating that the agreement will terminate upon the termination of the Trust’s investment management agreement. Thus, to the extent that the Merger could have been deemed an “assignment” of the then current investment management agreement, all of the Trust’s then current Sub-Advisory Agreements (the “Former Sub-Advisory Agreements” and each a “Former Sub-Advisory Agreement”) would also have terminated. As a result of this uncertainty, the Board determined that it would approve new Sub-Advisory Agreements with each of the Trust’s Sub-Advisers (the “New Sub-Advisory Agreements” and each a “New Sub-Advisory Agreement”).

     At the October 31, 2008 meeting, the Board discussed the relationship of the Merger to Roszel Advisors and its ability to manage the Trust. The Board further discussed the lack of any connection between the Merger and the ability of the Sub-Advisers to manage the Portfolios. The Board acknowledged that its approval of the New Sub-Advisory Agreements was not required because of any changes with respect to any of the Sub-Advisers, but because of the operation of a technical legal clause in the Former Sub-Advisory Agreements.

     The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of the Current Management Agreement and the Former Sub-Advisory Agreements. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Former Sub-Advisory Agreements at the March 13, 2008 meeting would be affected in any way by the Merger. Roszel Advisors further informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Management Agreement at the March 13, 2008 meeting would be affected in any significant way by the Merger. Roszel Advisors also informed the Board that no changes were expected to Roszel Advisors as a result of the Merger.

     With respect to the Roszel/Allianz NFJ Mid Cap Value Portfolio, the Board reviewed its conclusions from its July 25, 2007 meeting in which it decided to retain NFJ as the Sub-Adviser for the Portfolio. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the hiring of NFJ as the Sub-Adviser for Roszel/Allianz NFJ Mid Cap Value Portfolio at the July 25, 2007 meeting would be affected in any way by the Merger.

     The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees.

     The Board’s determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the New Management Agreement and the New Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Review of the July 25, 2007 Meeting

     The Board decided to retain NFJ as the Sub-Adviser for Roszel/Allianz NFJ Mid Cap Value Portfolio based on NFJ’s strong performance record in managing mid to small capitalization portfolios in the value style. The Board also specifically noted that NFJ has provided satisfactory Sub-Advisory services to another Portfolio of the Trust.

Review of the March 13, 2008 Meeting

     In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisers were present.

     At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, Sub-Advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds (“Comparable Group”), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio (“Competitor Group”).

     Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

     Roszel Advisors

     The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

     Sub-Advisers

     The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

     The Board did not consider the renewal of the Sub-Advisory Agreement for the Roszel/Allianz NFJ Mid Cap Value Portfolio because the Sub-Adviser has been managing the investments of the Portfolio for less than a year and is operating under a two year agreement.

     With respect to the other Portfolios the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment Sub-Advisory services to the Portfolio.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

Investment Performance

     The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio’s performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio’s inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

     In reviewing performance, the Board considered the size of each Portfolio and the fact that the Portfolios are designed for use in the Consults Annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the “Consults Program”).

     For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the relationship between the Portfolio and the Consults Program, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no Sub-Adviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

     Roszel/Lord Abbett Large Cap Value Portfolio

     The Board noted that, although the Portfolio slightly underperformed its benchmark, the Russell 1000 Value Index, for the three and five year periods ended January 31, 2008, the Portfolio outperformed its benchmark since inception and for the one year period ended January 31, 2008. The Portfolio also performed well, over a longer time period, when compared with its competitors; for the five year period ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 4th, 2nd, 4th, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Davis Large Cap Value Portfolio

     The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008 and for the period since Davis became its Sub-Adviser on October 1, 2006. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/BlackRock EquityDividend Portfolio

     The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group.

     Roszel/Fayez Sarofim Large Cap Core Portfolio

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.5 million made it the smallest fund in its Comparable Group.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     Roszel/AllianceBernstein Large Cap Core Portfolio

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.3 million made it the smallest fund in its Comparable Group.

     Roszel/Loomis Sayles Large Cap Growth Portfolio

     The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 4th, 4th, 3rd, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.0 million made it the smallest fund in its Comparable Group.

     Roszel/Rittenhouse Large Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted the conservative nature of Rittenhouse’s strategy.

     Roszel/Marsico Large Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the Sub-Adviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Allianz NFJ Mid Cap Value Portfolio

     The Board evaluated the performance of the Portfolio only with respect to the approval of the Management Agreement. The Board noted that performance had improved since NFJ became the Portfolio’s Sub-Adviser.

     Roszel/Cadence Mid Cap Growth Portfolio

     The Board noted that the Portfolio had outperformed its benchmark, the Russell Midcap Growth Index, since Cadence became the Sub-Adviser on April 1, 2007. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.

     Roszel/NWQ Small Cap Value Portfolio

     The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 1st, 1st, and 1st quintiles, respectively, relative to its Competitor Group.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     Roszel/Delaware Small-Mid Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Lazard International Portfolio

     The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $5.2 million made it the smallest fund in its Comparable Group. The Board also considered Lazard’s investment approach and its relative performance during down markets (including periods prior to inception of the Portfolio).

     Roszel/JPMorgan International Equity Portfolio

     The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the performance of the Portfolio included performance from a time period when the Portfolio had been managed by former Sub-Advisers. The Board further noted that the Portfolio’s net assets of $3.6 million made it the smallest fund in its Comparable Group.

     Roszel/Lord Abbett Government Securities Portfolio

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 3rd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/BlackRock Fixed-Income Portfolio

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio had a new management team that, less than a year earlier, had begun to implement a new strategy for managing the Portfolio.

Advisory Fees, Sub-Advisory Fees and Total Expenses

     The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the Sub-Advisory fees paid by Roszel Advisors to the Sub-Advisers. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio’s contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the “Expense

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Limitation Agreement”), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability

     The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The Board reviewed information on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for all but the Roszel/Marsico Large Cap Growth Portfolio. Roszel Advisors also estimated that its entire profit for 2007 was more than offset by the payment of administrative services fees to the insurance companies that offer the variable contracts through which the Trust’s Portfolios are offered.

     In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2009, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed certain information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

Additional Benefits

     The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any direct or indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio (in addition to advisory fees). The Board considered each Sub-Adviser’s brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

     The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios’ respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreement and the Sub-Adviser level with respect to the Sub-Advisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Conclusions

     At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2009 and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2009 (with the exception of the Roszel/Allianz NFJ Mid Cap Value Portfolio), and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

Conclusions at the October 31, 2008 Meeting

     At its October 31, 2008 meeting, the Board reviewed its conclusions from the July 25, 2007 and March 13, 2008 meetings, information related to the Portfolios (including performance information as of September 30, 2008), and information related to the Merger. Based on its review and the representation from Roszel Advisors that no changes were expected to any of the Sub-Advisory relationships or to Roszel Advisors as a result of the Merger, and based on the fact that the New Sub-Advisory Agreements contain the same material provisions as the Former Sub-Advisory Agreements in all respects except for the date of effectiveness, and the fact that the New Management Agreement is identical to the Current Management Agreement in all respects except for the date of effectiveness, the Board determined that its basis for the approval of the Former Sub-Advisory Agreements supported its approval of the New Sub-Advisory Agreements and that its basis for the approval of the Current Management Agreement supported its approval of the New Management Agreement. Thus, at the October 31, 2008 meeting, the Board unanimously approved the New Sub-Advisory Agreements and the New Management Agreement.

BOARD APPROVAL AT THE DECEMBER 5, 2008 MEETING

     At the December 5, 2008 Board meeting, Roszel Advisors advised the Board that it had been notified by Loomis, Sayles & Company, L.P. (“Loomis”) that Loomis wished to resign as Sub-Adviser of the Roszel/Loomis Sayles Large Cap Growth Portfolio (the “Former Loomis Portfolio”). In light of Loomis’s resignation, Roszel Advisors recommended that the Board replace Loomis with Marsico Capital Management, LLC (“Marsico”) as the Sub-Adviser to the Former Loomis Portfolio. As is discussed below, the Board accepted Roszel Advisors’ recommendation and Marsico became the Sub-Adviser to the Former Loomis Portfolio on January 23, 2009.

     At the December 5, 2008 meeting, in light of the resignation of Loomis, Roszel Advisors recommended that the Board replace Loomis with Marsico. Roszel Advisors’ recommendation was based on the superior performance of Marsico’s large cap growth strategy over the large cap growth strategy of Loomis, as well as the ability of the Former Loomis Portfolio to merge into the Roszel/Marsico Large Cap Growth Portfolio (a Portfolio of the Trust with a much larger asset base) in the near future.

     Roszel Advisors presented the Board with detailed information about Marsico’s investment strategy and the composite performance of that strategy compared with the composite performance of Loomis’s strategy. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of its Sub-Advisory agreements, including the Sub-Advisory agreement with Marsico for the Roszel/Marsico Large Cap Growth Portfolio. The Board’s conclusions from its March 13, 2008 meeting are set forth in detail above under the heading “The March 13, 2008 Meeting”.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

     Based on: (1) its review of the materials presented at the December 5th meeting; (2) its review of its reasons for approving the renewal of the Sub-Advisory agreement with Marsico for the Roszel/Marsico Large Cap Growth Portfolio on March 13, 2008; (3) the performance record of the Roszel/Marsico Large Cap Growth Portfolio; (4) the ability for the Former Loomis Portfolio to merge with and into the Roszel/Marsico Large Cap Growth Portfolio in the near future; (5) the very small size of the Portfolio, which had $343,033.45 in assets as of December 31, 2008; and (6) the fact that, although the Marsico Agreement provides for an increased Sub-Advisory fee, the total expenses of the Portfolio would remain the same, the Board unanimously approved the Marsico Agreement.

Trust Management
Trustees and Officers

      The Trust’s board of trustees is responsible for overseeing the Trust’s affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

      The following information is provided for each trustee and officer of the Trust as of December 31, 2008.

Number of
			Principal	Portfolios in Trust
	Position(s)	Term of Office	Occupation(s)	Complex	Other
Name, Address	Held with	and Length of	During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Independent Trustees
Robert M. Bordeman	Trustee	Indefinite term	1995 - Present	24	None
1700 Merrill Lynch Drive		Since June 5, 2002	Chief Executive
Pennington, NJ 08534			Officer, Safeway
(52)			Insurance Group
Lisa Wilhelm Haag	Trustee	Indefinite term	February 2008 -	24	None
1700 Merrill Lynch Drive		Since September 7,	Present, Director -
Pennington, NJ 08534		2005	Fixed Income &
(50)			Currency, Trust
Investment, The
Boeing Company

2001 - December,
2007 Vice President
Trustmark Insurance
Kevin J. Tierney	Trustee	Indefinite term	1999 - Present	24	None
1700 Merrill Lynch Drive		Since June 5, 2002	Kevin J. Tierney,
Pennington, NJ 08534			Attorney at Law
(57)	Chairperson of the	Indefinite term
	Board	Since March 2006

Trust Management
Trustees and Officers (continued)

Number of
			Principal	Portfolios in Trust
	Position(s)	Term of Office	Occupation(s)	Complex	Other
Name, Address	Held with	and Length of	During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Officers
Deborah J. Adler	President	Indefinite term	January 6, 2006 to	N/A	N/A
1700 Merrill Lynch Drive		Since March 2006	Present, President,
Pennington, NJ 08534			Chairperson of the
(47)			Board, Chief
Executive Officer
and Chief Actuary,
Merrill Lynch
Insurance
Group, Inc.

	Senior Vice	September 7, 2005	February 2005 -
	President	to March 2006	January 6, 2006,
First Vice President,
Chief Actuary and
Director of Product
Development,
Actuarial & Funds
Management,
Merrill Lynch
Insurance
Group, Inc.

	Trustee	May 2003 to	April 2003 -
		September 2005	January 2005,
Senior Vice
President, Chief
Actuary and
Director of Product
Development,
Actuarial & Funds
Management,
Merrill Lynch
Insurance
Group, Inc.
J. David Meglen	Vice President	Indefinite term	April 2002 -	N/A	N/A
1700 Merrill Lynch Drive		Since June 5, 2002	Present, Vice
Pennington, NJ 08534			President and Chief
(45)			Operating Officer,
Roszel Advisors,
LLC

Trust Management
Trustees and Officers (concluded)

Number of
Portfolios in Trust
	Position(s)	Term of Office	Principal	Complex	Other
Name, Address	Held with	and Length of	Occupation(s) During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Ann Strootman	Treasurer and	Indefinite term	February 2008 -	N/A	N/A
1700 Merrill Lynch Drive	Chief Financial	Since July 13, 2006	Present, Director,
Pennington, NJ 08534	Officer		Chief Financial Officer,
(46)			Americas Distribution
Group, Merrill Lynch

October 2005 -
February 2008, Vice
President, Reporting,
Planning & Analysis,
Merrill Lynch
Insurance Group

April 2004 -
September 2005,
Independent
Consultant

May 1991 -
March 2004, Vice
President & Controller,
Penn Mutual Life
Insurance Company
Lori M. Salvo	Chief Compliance	Indefinite term	1/2009 - Present,	N/A	N/A
1700 Merrill Lynch Drive	Officer and	Since June 27,	First Vice President
Pennington, NJ 08534	Secretary	2008	and General Counsel
(56)			to Merrill Lynch
Insurance Group

6/2008 - 1/2009,
Director and General
Counsel to Merrill
Lynch Insurance Group

2/2007 - 6/2008,
Director and Deputy
General Counsel to
Merrill Lynch
Insurance Group

10/2002 - 2/2007,
Director of Compliance
to Merrill Lynch
Insurance Group
Frances C. Grabish	Assistant	Indefinite term	1999 - Present, Vice	N/A	N/A
1700 Merrill Lynch Drive	Secretary	Since June 5, 2002	President, Senior
Pennington, NJ 08534			Counsel to Merrill
(40)			Lynch Insurance Group

MLIG Variable Insurance Trust
FEDERAL TAX INFORMATION (Unaudited)

     For the year ended December 31, 2008, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Dividends
Received
Portfolio	Deduction
Roszel/Lord Abbett Large Cap Value Portfolio	100.00%
Roszel/Davis Large Cap Value Portfolio	56.70
Roszel/BlackRock Equity Dividend Portfolio	100.00
Roszel/Fayez Sarofim Large Cap Core Portfolio	91.83
Roszel/AllianceBernstein Large Cap Core Portfolio	22.13
Roszel/Loomis Sayles Large Cap Growth Portfolio	5.77
Roszel/Rittenhouse Large Cap Growth Portfolio	18.42
Roszel/Marsico Large Cap Growth Portfolio	100.00
Roszel/Allianz NFJ Small-Mid Cap Value Portfolio	43.78
Roszel/Cadence Mid Cap Growth Portfolio	7.83
Roszel/NWQ Small Cap Value Portfolio	100.00

     For the year ended December 31, 2008, the percentage of income earned from direct Treasury obligations are approximated as follows:

Direct
Treasury
Portfolio	Obligations
Roszel/Lord Abbett Government Securities Portfolio	16.69%
Roszel/BlackRock Fixed-Income Portfolio	9.41

     Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Long-Term
Portfolio	Capital Gain 20%
Roszel/Lord Abbett Large Cap Value Portfolio	$1,199,423
Roszel/Davis Large Cap Value Portfolio	57,996
Roszel/BlackRock Equity Dividend Portfolio	1,471,366
Roszel/Fayez Sarofim Large Cap Core Portfolio	49,415
Roszel/AllianceBernstein Large Cap Core Portfolio	98,229
Roszel/Loomis Sayles Large Cap Growth Portfolio	49,787
Roszel/Rittenhouse Large Cap Growth Portfolio	384,700
Roszel/Marsico Large Cap Growth Portfolio	352,684
Roszel/Allianz NFJ Small-Mid Cap Value Portfolio	413,621
Roszel/Cadence Mid Cap Growth Portfolio	156,722
Roszel/NWQ Small Cap Value Portfolio	773,007
Roszel/Delaware Small-Mid Cap Growth Portfolio	412,221
Roszel/Lazard International Portfolio	665,294
Roszel/JPMorgan International Equity Portfolio	884,127

MLIG Variable Insurance Trust
FEDERAL TAX INFORMATION (Unaudited) (concluded)

     For the year ended December 31, 2008, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries are approximated as follows:

	Foreign	Foreign
	Tax Credit	Source
Portfolio	Pass-Through	Income
Roszel/Lazard International Portfolio	$6,773	$117,761
Roszel/JPMorgan International Equity Portfolio	7,181	109,241

Trustees and Officers	Investment Manager
Kevin J. Tierney	Roszel Advisors, LLC
Independent Trustee and	1700 Merrill Lynch Drive
Chairperson of the Board	Pennington, NJ 08534

Robert M. Bordeman	Independent Registered
Independent Trustee	Public Accounting Firm
Deloitte & Touche LLP
Lisa Wilhelm Haag	200 Berkeley Street
Independent Trustee	Boston, MA 02116-5022

Deborah J. Adler	Custodian
President	JPMorgan Chase Bank
270 Park Avenue
J. David Meglen	New York, New York 10017
Vice-President
Administrator
Ann M. Strootman	J.P. Morgan Investor Services Co.
Treasurer and Chief Financial Officer	70 Fargo Street
Boston, Massachusetts 02210-2122
Lori M. Salvo
Secretary and Chief Compliance Officer	Transfer Agent
Financial Data Services, Inc.
Frances C. Grabish	4800 Deer Lake Drive East
Assistant Secretary	Jacksonville, Florida 32246-6484

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust’s trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222

      This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio’s shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

     The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     The Trust’s proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC’s website at http://www.sec.gov.

MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222	# 101199RR-1208

MLIG Variable
Insurance Trust

Roszel/Marsico Large Cap Growth Portfolio
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Delaware Trend Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio

Annual Report
December 31, 2008

To Our Shareholders:

The memories of a few readers may extend back to the events of the 1930s, but for the vast majority of us 2008 brought the most severe economic, financial and market dislocations in our experience. Around the globe, the impairment of banks and other financial intermediaries, the consequence of a glut of lending gone bad, resulted in widespread failures of financial institutions and attempts by virtually every government to backstop its own financial sector and help stabilize the world’s financial system. The contraction in households’ net worth from falling real estate and investment values led to a precipitous drop in consumer spending. The sharp fall in this primary driver of economic activity damaged corporate earnings. Combined with less available and more expensive credit, the results were falling business investment and massive job losses. The impact of these events on the prices of stocks, bonds and other financial assets has been extreme. Even commodity prices, which reached record highs in July, declined precipitously as demand collapsed. Crude oil dropped from a high of $145 per barrel in July to $45 at year end.

In 2008, investors of all types, forced to raise cash, to deleverage or simply wanting to reduce portfolio risk, became substantial and sustained sellers of financial assets. U.S. stocks, represented by the S&P 500, suffered a -37.0% loss for the year. The sharpest losses occurred in the aftermath of the September collapse of Lehman Brothers, as uncertainty about the stability of the financial system became rampant. Because of such concerns, financial stocks were the worst performers in 2008 (S&P 500 Financials -57.0%). Consumer staples stocks performed best, but even these defensive stocks with more reliable earnings declined substantially (S&P 500 Consumer Staples -17.7%). Company size and investment style mattered relatively little. The Russell Top 200 index (the largest 200 companies in the Russell 3000 index of U.S. stocks) fell -36.8%, and the Russell 2000 index (the 2000 smallest) fell -33.8%. Growth stocks (Russell 3000 Growth index) dropped -38.4%, and value stocks (Russell 3000 Value index) dropped -36.3%.

Non-U.S. stocks also performed poorly, because of the global nature of both the financial crisis and the economic slowdown. In fact, because the U.S. is perceived as a safe haven in troubled times, the U.S. dollar was strong and overseas stock markets generally performed worse than the U.S. The MSCI EAFE developed markets index slumped -43.1%. Emerging markets, perceived as even higher risk, performed worst of all with the MSCI Emerging Markets index falling -53.2%.

The losses experienced by banks and other financial companies significantly reduced their capital and, consequently, their ability to make loans. The monetary authorities worldwide have sought to mitigate the credit crunch by pumping liquidity into the financial system in the form of cheaper money and special government-to-bank lending facilities. In the U.S., the Federal Reserve reduced the Fed Funds target rate from 4.25% to 0.25% at year end. Combined with investors’ flight to quality, this Fed action reduced interest rates on U.S. government securities significantly, making such investments the top performers of 2008. The ML Treasury Master Bond index returned 14.0% as the yield on the 10-year U.S. Treasury bond declined from 4.0% to 2.2%. Other segments of the bond market were not as strong, but bonds still handily outperformed equities. Investment grade U.S. bonds (ML Domestic Master Bond index) returned 6.2% and high quality mortgage securities (ML Mortgage Master) returned 8.3%. Because of concerns about deteriorating credit quality and rising default risk, corporate bonds (ML Corporate Master) lost -6.8%, and high yield bonds (ML High Yield Master) dropped -26.4%. Three-month Treasury Bills returned 1.5%.

A credit contraction of the present scale generates negative feedback effects. Credit losses shrink balance sheets, which reduces credit availability, which slows economic activity, which reduces incomes, which increases credit losses… Though governments around the world are trying to contain the financial crisis, they cannot simply fix it. Credit losses within the global financial system far outstrip the magnitude of government intervention. It remains unclear how deep or how long-lasting this contraction will prove to be.

To get an understanding of how each Portfolio’s sub-adviser has attempted to deal with this challenging environment, please review the individual discussions following this letter.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta President and Chief Investment Officer	Deborah J. Adler President

____________________

     The views expressed in the “Portfolio Manager’s Commentary” for each Portfolio of the Trust are those of the Portfolio’s sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2008, and may have changed since that date.
     In addition to historical information, the Portfolio Manager’s Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.
     Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager’s Commentary, Performance Information, Portfolio
     Summary and Schedule of Investments:

Notes to Performance Information	4

About Your Portfolio’s Expenses	5

Roszel/Marsico Large Cap Growth Portfolio	7
Roszel/Lord Abbett Affiliated Portfolio	11
Roszel/Allianz CCM Capital Appreciation Portfolio	16
Roszel/Lord Abbett Mid Cap Value Portfolio	21
Roszel/Seligman Mid Cap Growth Portfolio	26
Roszel/Allianz NFJ Small Cap Value Portfolio	31
Roszel/JPMorgan Small Cap Growth Portfolio	35
Roszel/Delaware Trend Portfolio	39
Roszel/Lord Abbett Bond Debenture Portfolio	44

Statements of Assets and Liabilities	52

Statements of Operations	55

Statements of Changes in Net Assets	58

Financial Highlights	63

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	76

Approval of Investment Advisory Contracts	77

Trust Management	84

Federal Tax Information (Unaudited)	87

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio’s performance to that of one or more broad-based securities indices. The indices are unmanaged, not subject to fees and expenses associated with actively managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

4

MLIG Variable Insurance Trust About Your Portfolio’s Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners (“contract investment options”). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges (“contract fees and charges”). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period.

	Beginning	Ending		Annualized
	Account	Account	Expenses Paid	Six-Month
	Value	Value	During Period*	Expense
Fund	7/1/08	12/31/08	7/1/08 - 12/31/08	Ratio
Roszel/Marsico Large Cap
Growth Portfolio	$1,000.00	$659.40	$4.59	1.10%
Roszel/Lord Abbett
Affiliated Portfolio	1,000.00	780.50	4.92	1.10
Roszel/Allianz CCM Capital
Appreciation Portfolio	1,000.00	667.60	4.61	1.10
Roszel/Lord Abbett Mid Cap
Value Portfolio	1,000.00	700.40	4.92	1.15
Roszel/Seligman Mid Cap
Growth Portfolio	1,000.00	531.50	4.43	1.15
Roszel/Allianz NFJ Small Cap
Value Portfolio	1,000.00	771.70	5.12	1.15
Roszel/JPMorgan Small Cap
Growth Portfolio	1,000.00	678.00	5.27	1.25
Roszel/Delaware
Trend Portfolio	1,000.00	631.60	4.72	1.15
Roszel/Lord Abbett Bond
Debenture Portfolio	1,000.00	816.30	5.02	1.10
____________________

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During Period” are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

MLIG Variable Insurance Trust About Your Portfolio’s Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning	Ending		Annualized
	Account	Account	Expenses Paid	Six-Month
	Value	Value	During Period*	Expense
Fund	7/1/08	12/31/08	7/1/08 - 12/31/08	Ratio
Roszel/Marsico Large Cap
Growth Portfolio	$1,000.00	$1,019.61	$5.58	1.10%
Roszel/Lord Abbett
Affiliated Portfolio	1,000.00	1,019.61	5.58	1.10
Roszel/Allianz CCM Capital
Appreciation Portfolio	1,000.00	1,019.61	5.58	1.10
Roszel/Lord Abbett Mid Cap
Value Portfolio	1,000.00	1,019.36	5.84	1.15
Roszel/Seligman Mid Cap
Growth Portfolio	1,000.00	1,019.36	5.84	1.15
Roszel/Allianz NFJ Small Cap
Value Portfolio	1,000.00	1,019.36	5.84	1.15
Roszel/JPMorgan Small Cap
Growth Portfolio	1,000.00	1,018.85	6.34	1.25
Roszel/Delaware
Trend Portfolio	1,000.00	1,019.36	5.84	1.15
Roszel/Lord Abbett Bond
Debenture Portfolio	1,000.00	1,019.61	5.58	1.10
____________________

*	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid During Period” are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

MLIG Variable Insurance Trust— Roszel/Marsico Large Cap Growth Portfolio Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     US stocks were pummeled for much of 2008, battered relentlessly by deteriorating macroeconomic data, renewed concerns about the financial companies’ balance sheets, collapsing global economic growth, still-hobbled housing markets, a souring corporate profit outlook, rekindled geopolitical tensions, and another massive investor “flight to safety” that took US Treasury security yields down dramatically late in the year. Those developments decisively trumped a remarkable and enormous amount of fiscal and monetary policy responses, enacted or announced around the globe, geared at stabilizing capital markets and stimulating economic growth. Equities closed the year with steep losses and an important benchmark index for US stocks, the S&P 500 Index (with a total return of -37%), rounded out 2008 with the dubious distinction of having absorbed one of the worst calendar year losses since its 1926 inception (the other years of comparable declines were 1930, 1931, 1937, 1974, and 2002).

Factors Affecting Portfolio Performance

     For the year ended December 31, 2008, the Portfolio underperformed its benchmark index, the Russell 1000 Growth Index. The Portfolio posted a return of -42.4% compared to the Russell 1000 Growth Index’s return of -38.4%.

     The primary factors that had a negative impact on performance results included stock selection and emphasis in the weak-performing Diversified Financials industry group. Maintaining an underweighted posture in the relatively strong-performing consumer staples sector incurred an opportunity cost on results as did certain holdings in the sector, such as Heineken N.V., which was sold during the period, and CVS Caremark Corp. Stock selection in the energy sector, such as Transocean Ltd., Schlumberger Ltd., and Petroleo Brasileiro S.A., hurt returns. Similarly, an underweighted posture in another area of strength for the benchmark index, Health Care, detracted from returns. Stock selection in industrials, such as Jacobs Engineering Group Inc. and Union Pacific Corp., hindered performance. Other weak individual performers included Apple Inc., Goldman Sachs Group Inc., Las Vegas Sands Corp., and Bank of America Corp., which was sold in the period.

     Several factors emerged as positive contributors to the Portfolio’s performance results in the period. The largest positive factor was maintaining an average exposure of nearly 12% of net assets in cash and cash equivalents in the period, a posture that preserved a certain degree of capital in a declining market environment. In the consumer discretionary sector, positions in McDonald’s Corp. and Amazon.com Inc. helped returns, as did the Portfolio’s over-weighted posture in the relatively strong-performing sector. The Portfolio’s holdings in the Banks industry group had a positive impact by collectively posting a return of -4%, significantly better than the benchmark index’s industry return of -79%, the worst-performing area. Maintaining an underweighted posture in another area of weakness for the benchmark index, Utilities, helped results. Other strong individual performers included Genentech Inc., Gilead Sciences Inc., Wal-Mart Stores Inc., and ABB Ltd.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Marsico Capital Management, LLC.

7

MLIG Variable Insurance Trust— Roszel/Marsico Large Cap Growth Portfolio Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Marsico Large Cap Growth Portfolio	(42.43)%	(1.47)%
S&P 500 Index	(37.00)%	0.51%
Russell 1000 Growth Index	(38.44)%	(0.12)%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
McDonald’s Corp.	7.7%
Genentech, Inc.	4.4
Wells Fargo & Co.	3.8
Lockheed Martin Corp.	3.4
Monsanto Co.	3.3
Union Pacific Corp.	3.2
Lowe’s Cos, Inc.	2.8
Visa, Inc. (Class A)	2.7
Gilead Sciences, Inc.	2.7
Mastercard, Inc. (Class A)	2.6
Total	36.6%

Percentage
Holdings by Sector	of Net Assets
Consumer Discretionary	17.4%
Industrials	11.6
Information Technology	10.6
Financials	9.4
Health Care	8.7
Materials	7.4
Consumer Staples	5.8
Energy	3.9
Other#	25.2
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

8

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—74.5%
Consumer Discretionary—17.4%
Hotels, Restaurants &
Leisure—11.0%
Las Vegas Sands Corp.*	15,175	$89,988
McDonald’s Corp.	69,992	4,352,802
Wynn Resorts Ltd.*	14,048	593,669
Yum! Brands, Inc.	37,276	1,174,194
		6,210,653
Internet & Catalog Retail—0.3%
Amazon.com, Inc.*	3,090	158,455
Media—0.3%
Walt Disney Co. (The)	8,616	195,497
Multiline Retail—1.1%
Target Corp.	18,357	633,867
Specialty Retail—2.8%
Lowe’s Cos, Inc.	72,794	1,566,527
Textiles, Apparel &
Luxury Goods—1.9%
Nike, Inc. (Class B)	20,842	1,062,942
Total Consumer Discretionary		9,827,941

Consumer Staples—5.8%
Food & Staples Retailing—5.8%
Costco Wholesale Corp.	20,483	1,075,358
CVS Caremark Corp.	48,357	1,389,780
Wal-Mart Stores, Inc.	14,765	827,726
Total Consumer Staples		3,292,864

Energy—3.9%
Energy Equipment & Services—3.2%
Cameron International Corp.*	14,338	293,929
Schlumberger Ltd.	10,997	465,503
Transocean Ltd.*	21,891	1,034,350
		1,793,782
Oil, Gas & Consumable Fuels—0.7%
Devon Energy Corp.	2,488	163,486
Petroleo Brasileiro SA, ADR	9,810	240,247
		403,733
Total Energy		2,197,515

Financials—9.1%
Capital Markets—1.9%
Goldman Sachs Group, Inc. (The)	12,891	1,087,871
Commercial Banks—6.3%
U.S. Bancorp	55,895	1,397,934
Wells Fargo & Co.	73,923	2,179,250
		3,577,184
Diversified Financial
Services—0.9%
JPMorgan Chase & Co.	14,824	467,401
Total Financials		5,132,456

Health Care—8.7%
Biotechnology—7.1%
Genentech, Inc.*	30,092	2,494,928
Gilead Sciences, Inc.*	29,897	1,528,932
		4,023,860
Pharmaceuticals—1.6%
Johnson & Johnson	7,984	477,683
Schering-Plough Corp.	26,396	449,524
		927,207
Total Health Care		4,951,067

Industrials—11.6%
Aerospace & Defense—5.7%
General Dynamics Corp.	22,157	1,276,022
Lockheed Martin Corp.	23,115	1,943,509
		3,219,531
Electrical Equipment—0.5%
ABB Ltd., ADR	17,395	261,099
Machinery—0.3%
Deere & Co.	4,766	182,633
Road & Rail—5.1%
Norfolk Southern Corp.	23,101	1,086,902
Union Pacific Corp.	37,964	1,814,679
		2,901,581
Total Industrials		6,564,844

Information Technology—10.6%
Communications Equipment—1.9%
Qualcomm, Inc.	29,466	1,055,767
Computers & Peripherals—2.2%
Apple, Inc.*	14,688	1,253,621
Internet Software &
Services—0.9%
Google, Inc. (Class A)*	1,716	527,927
IT Services—5.3%
Mastercard, Inc. (Class A)	10,270	1,467,891
Visa, Inc. (Class A)	29,318	1,537,729
		3,005,620
Software—0.3%
Oracle Corp.*	10,300	182,619
Total Information
Technology		6,025,554

See Notes to Financial Statements.

9

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Materials—7.4%
Chemicals—7.4%
Air Products & Chemicals, Inc.	20,382	$1,024,603
Monsanto Co.	26,533	1,866,597
Praxair, Inc.	21,387	1,269,532
Total Materials		4,160,732

Total Common Stocks
(Cost—$51,784,511)		42,152,973
Preferred Stocks—0.3%
Financials—0.3%
Commercial Banks—0.3%
Wells Fargo & Co.,
Perpetual Class A, Series J
(Cost $159,996)	8,325	182,817

	Principal
	Amount
Short-Term Securities—6.4%
Repurchase Agreement**—6.4%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $3,602,201
(Cost—$3,602,181)	$3,602,181	3,602,181

Total Investments—81.2%
(Cost $55,546,688)		45,937,971
Other Assets Less
Liabilities—18.8%		10,632,187
Net Assets—100.0%		$56,570,158
____________________

*	Non-income producing security.
**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.

Industry classifications are unaudited.

See Notes to Financial Statements.

10

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     With the U.S. economy softening and credit fears deepening throughout 2008, just about every asset class, except Treasuries, suffered. The average ‘BAA’ U.S. corporate bond fell approximately 15 percent, oil plummeted nearly 60 percent, and the S&P 500 Index declined roughly 40 percent. But as weak as the economic fundamentals remained by year-end, it became increasingly apparent that financial markets had discounted altogether too much pessimism. The ensuing reassessment, helped, no doubt, by the relief measures undertaken by the Federal Reserve Board (the Fed) and the Treasury, has begun to improve financial conditions, as is evidenced by the uptrend that developed in equity markets.

     Despite the marked sell-off suffered by equities during 2008, the year began with only modest losses—the S&P 500 was down just 11.4 percent (on a total return basis) in the eight months ended August 2008. However, the bankruptcy of U.S. investment bank Lehman Brothers in September sent the credit markets into a tailspin and intensified the selling of equities. In the credit markets, the spread between the three-month London Interbank Offering Rate (LIBOR) and three-month overnight indexed swap rates (OIS) measured 78 basis points (bps) in early September but Lehman’s failure on September 15 helped send the LIBOR/OIS spread to a record high of 364 bps by the end of September. And from the end of August 2008 to the market’s low on November 20, 2008, the S&P 500 sharply dropped 41.0 percent (on a total return basis).

     Fortunately, the actions taken by the Fed and the Treasury, including a reduction in the Fed Funds rate to a record low of 0.25 percent and the establishment of several special funding facilities, helped restore some semblance of confidence to the financial system, as stocks, bond prices, and most credit spreads began to recover in the final few months of 2008. The S&P 500 Index, for instance, finished the year approximately 19 percent above its November lows, and the LIBOR-OIS spread narrowed to 126 bps.

     For the year, the losses in the equity market were broad as every major equity investment style plummeted during 2008. At the margin, smaller capitalization companies outperformed their larger peers; small caps finished the year down about 33.1 percent, versus a loss of roughly 36.1 percent for large caps (on a total return basis). Small and mid cap value outperformed their “growthier” peers, while large cap growth eked out slightly better performance than the large cap value style of investing. As for sector performance, consumer staples, health care, and utilities (three sectors largely considered defensive) outperformed the others, on a relative basis, with losses of 16.1 percent, 23.4 percent, and 30.2 percent, respectively (on a total return basis). And it was the financial sector that paced the sell-off in equities with a total return meltdown of 56.6 percent.

Factors Affecting Portfolio Performance

     The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the twelve-month period ended December 31, 2008.

     Stock selection within the financial services sector was the largest contributor to relative performance during the period. A key contributor was Wells Fargo & Company, a bank holding company with a sizable residential mortgage business. The company was one of the few financial firms that showed a positive return during a tumultuous year for the financial industry, far outperforming its peers. In the past three quarters it reported better than expected earnings and it raised its dividend.

     Also contributing to relative performance was stock selection within the materials & processing sector. Agricultural processor Archer Daniels Midland Company rose sharply due to fourth quarter earnings results that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of the year.

11

     Within the auto & transportation sector, shares of Delta Air Lines rose significantly during the fourth quarter. Investors liked the solid growth in the airline’s Revenue per Available Seat Mile accompanied by a strategic reduction in capacity and declining fuel costs. Also, during the fourth quarter the airline completed its merger with Northwest Airlines which should result in operational synergies and geographical diversification.

     The Portfolio’s sizeable underweights within the utilities and the integrated oils sectors were the largest detractors from relative performance. Electric utilities performed well in a poor market, and international oil holdings held up even in the face of dramatically lower crude oil prices in the second half of the year.

     Stock selection within the consumer discretionary sector detracted from relative performance. Despite Hertz reporting three quarters of solid earnings, the results in the last quarter succumbed to a decline in travel volume, pricing, and equipment rental in the U.S. and abroad.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lord Abbett & Co. LLC.

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lord Abbett Affiliated Portfolio	(32.42)%	2.40%
S&P 500 Index	(37.00)%	1.68%
Russell 1000 Value Index	(36.85)%	3.38%
____________________

*	See Notes to Performance Information.
†	May 1, 2003.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
JPMorgan Chase & Co.	5.5%
Wells Fargo & Co.	5.0
Bank of New York Mellon Corp. (The)	4.6
Delta Air Lines, Inc.	3.3
Archer-Daniels-Midland Co.	3.2
General Electric Co.	3.1
Goldman Sachs Group, Inc. (The)	2.9
Coca-Cola Enterprises, Inc.	2.8
Exxon Mobil Corp.	2.7
Home Depot, Inc.	2.3
Total	35.4%

Percentage
Holdings by Sector	of Net Assets
Financials	34.6%
Consumer Staples	11.4
Consumer Discretionary	11.3
Industrials	10.5
Health Care	10.1
Energy	8.2
Information Technology	6.4
Telecommunication Services	1.6
Materials	1.2
Other#	4.7
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—95.3%
Consumer Discretionary—11.3%
Hotels, Restaurants & Leisure—1.0%
Carnival Corp.	13,300	$323,456
Marriott International, Inc. (Class A)	400	7,780
		331,236
Internet & Catalog Retail—0.5%
HSN, Inc.*	15,370	111,740
Ticketmaster Entertainment, Inc.*	7,470	47,957
		159,697
Media—1.3%
Comcast Corp. (Class A)	13,800	232,944
Time Warner, Inc.	19,100	192,146
		425,090
Multiline Retail—4.3%
J.C. Penney Co., Inc.	6,400	126,080
Kohl’s Corp.*	18,100	655,220
Target Corp.	19,500	673,335
		1,454,635
Specialty Retail—4.2%
Best Buy Co., Inc.	15,300	430,083
Home Depot, Inc.	34,100	784,982
J. Crew Group, Inc.*	16,900	206,180
		1,421,245
Total Consumer Discretionary		3,791,903

Consumer Staples—11.4%
Beverages—2.8%
Coca-Cola Enterprises, Inc.	78,800	947,964
Food & Staples Retailing—3.1%
Kroger Co. (The)	16,200	427,842
Wal-Mart Stores, Inc.	10,600	594,236
		1,022,078
Food Products—5.4%
Archer-Daniels-Midland Co.	37,500	1,081,125
General Mills, Inc.	2,200	133,650
Kraft Foods, Inc. (Class A)	22,234	596,983
		1,811,758
Household Products—0.1%
Colgate-Palmolive Co.	600	41,124
Total Consumer Staples		3,822,924

Energy—8.2%
Energy Equipment & Services—2.5%
Halliburton Co.	15,100	274,518
Schlumberger Ltd.	13,354	565,275
		839,793
Oil, Gas & Consumable Fuels—5.7%
Chevron Corp.	8,000	591,760
El Paso Corp.	12,500	97,875
Exxon Mobil Corp.	11,244	897,608
Occidental Petroleum Corp.	3,300	197,967
XTO Energy, Inc.	3,625	127,854
		1,913,064
Total Energy		2,752,857

Financials—34.6%
Capital Markets—12.0%
Bank of New York
Mellon Corp. (The)	54,058	1,531,463
Charles Schwab Corp. (The)	17,500	282,975
Franklin Resources, Inc.	8,900	567,642
Goldman Sachs Group, Inc. (The)	11,400	962,046
Legg Mason, Inc.	3,500	76,685
T. Rowe Price Group, Inc.	17,500	620,200
		4,041,011
Commercial Banks—10.8%
BB&T Corp.	10,600	291,076
Fifth Third Bancorp	30,500	251,930
M & T Bank Corp.	6,800	390,388
Marshall & Ilsley Corp.	5,500	75,020
PNC Financial Services Group, Inc.	12,600	617,400
SunTrust Banks, Inc.	10,900	321,986
Wells Fargo & Co.	57,000	1,680,360
		3,628,160
Consumer Finance—2.0%
Capital One Financial Corp.	21,300	679,257
Diversified Financial Services—5.5%
JPMorgan Chase & Co.	58,653	1,849,329
Insurance—2.8%
ACE Ltd.	3,400	179,928
AON Corp.	12,600	575,568
MetLife, Inc.	5,200	181,272
		936,768
Real Estate Investment
Trusts (REITs)—1.5%
Annaly Capital
Management, Inc. REIT	31,800	504,666
Total Financials		11,639,191

Health Care—10.1%
Biotechnology—2.5%
Amgen, Inc.*	11,900	687,225
Genzyme Corp.*	2,300	152,651
		839,876
Health Care Equipment &
Supplies—2.7%
Boston Scientific Corp.*	88,400	684,216
Covidien Ltd.	6,300	228,312
		912,528
Health Care Providers &
Services—0.2%
Humana Inc.*	900	33,552
UnitedHealth Group, Inc.	700	18,620
		52,172

See Notes to Financial Statements.

14

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Pharmaceuticals—4.7%
Abbott Laboratories	12,300	$656,451
Pfizer, Inc.	16,000	283,360
Teva Pharmaceutical
Industries Ltd., ADR	15,000	638,550
		1,578,361
Total Health Care		3,382,937

Industrials—10.5%
Air Freight & Logistics—0.1%
FedEx Corp.	400	25,660

Airlines—3.3%
Delta Air Lines, Inc.*	96,800	1,109,328
Building Products—0.4%
Masco Corp.	12,300	136,899
Commercial Services &
Supplies—1.0%
Waste Management, Inc.	10,166	336,901
Industrial Conglomerates—3.1%
General Electric Co.	63,400	1,027,080
Machinery—1.5%
Eaton Corp.	10,022	498,194

Road & Rail—1.1%
Hertz Global Holdings, Inc.*	74,600	378,222
Total Industrials		3,512,284

Information Technology—6.4%
Computers & Peripherals—0.7%
Hewlett-Packard Co.	7,000	254,030
Internet Software & Services—1.5%
IAC/InterActiveCorp*	32,775	515,551
IT Services—0.9%
Western Union Co. (The)	20,800	298,272
Semiconductors &
Semiconductor Equipment—0.4%
Intel Corp.	8,400	123,144
Software—2.9%
Adobe Systems, Inc.*	5,900	125,611
Microsoft Corp.	16,400	318,816
Oracle Corp.*	29,900	530,127
		974,554
Total Information Technology		2,165,551

Materials—1.2%
Chemicals—0.6%
PPG Industries, Inc.	4,800	203,664
Metals & Mining—0.6%
Freeport-McMoran Cooper &
Gold, Inc.	8,400	205,296
Total Materials		408,960

Telecommunication Services—1.6%
Diversified Telecommunication
Services—1.6%
AT&T, Inc.	18,492	527,022
Total Common Stocks
(Cost—$39,534,477)		32,003,629

	Principal
	Amount
Short-Term Securities—1.8%
Repurchase Agreement**—1.8%
UBS Securities LLC,
0.10%, dated 12/31/08,
due 01/02/09, total to be
received $620,489
(Cost—$620,486)	$620,486	620,486

Total Investments—97.1%
(Cost $40,154,963)		32,624,115
Other Assets Less
Liabilities—2.9%		973,959

Net Assets—100.0%		$33,598,074
____________________

*	Non-income producing security.
**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

15

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     Bumps in the markets early in 2008 (Société Générale’s substantial trading loss and the fall of Bear Stearns) proved to be merely that – bumps – compared to the peaks and valleys that occurred later and particularly in the final quarter. There were hints of recessionary signals world-wide, and demand uncertainty caused oil prices to begin a retreat in late summer. When Lehman Brothers was allowed to fail in mid-September, investors realized that the seizing in the credit markets would have a far greater impact than anticipated. Virtually every asset class came under pressure for the next several weeks and 2008 turned out to be one of the worst years in market history, across all market caps. Fewer than 5% of the companies in the S&P 500 Index eked out gains for the full year. The good news is that governments globally are taking unprecedented steps to improve the situation, pumping liquidity back into their economies. While the effect of the stimulus packages won’t really be realized in a return to economic expansion for several quarters, the stock market generally leads the economy. In fact, many strategists believe that November 20th will mark the low of the current bear market, and expect gains in 2009. Whether that low holds or not, equity markets generally revert to mean. Indeed between that point and early January, the S&P 500 gained over 20%. This blistering pace may not be sustainable or even desirable. In the meantime, valuations for most companies have been decimated and – with all the cash currently on the sidelines – there are investment opportunities in many sectors.

Factors Affecting Portfolio Performance

     There were no safe havens in 2008, with most asset classes and every equity style posting losses of a magnitude that erased years of gains. The Portfolio ended the year trailing its benchmark, the Russell 1000 Index, with most of the ground lost in the third quarter. During that period, oil and other commodity prices started to fall; many investors that had belatedly piled into industrials, energy and material stocks abruptly sold their winners, causing dramatic stock declines. For the full year, industrial stocks accounted for most of the relative shortfall, although consumer staples also detracted.

     Because of the widespread freeze-up of corporate credit, many multi-industry industrials companies saw their earnings plummet as demand for machinery, equipment and services ground to a halt. Global cyclical companies had been operating in a robust environment throughout 2007 and for the first part of 2008, benefiting from infrastructure investment all over the world, but especially in emerging economies and China in particular. The credit meltdown in the US was a major factor in the rather abrupt end to this cycle. As the TARP program and the low Fed Funds rate stimulate new lending, we believe activity for many of these segments will pick up again. Similar factors affected stocks in the materials sector (another detractor from relative performance), as demand for steel waned. Many materials companies were also hurt by the falling gas prices, which lowered demand for corn to produce ethanol.

     The Portfolio’s relatively low exposure to the consumer staples sector, a sector that outperformed (in this case, declined less than) the broad market was also a factor in the underperformance. The Portfolio was tilted toward food producers and agriculture with less exposure to the retailers or distributors, but both segments hurt performance. Early in the year, we were able to benefit from positions in companies with exposure to the strong agricultural commodity cycle, including fertilizers and ethanol. However, the stocks came under pressure on a confluence of events. Demand fell for fertilizers (domestic and international); as oil prices fell in the second half of the year, people started thinking less about ethanol as an alternative fuel and demand for corn fell. These conditions hurt holdings such as Bunge Ltd. and Archer Daniels Midland Co. On the retailing side, we held less exposure and the group held up better than the broad market during the year as consumers tightened their belts, cooked at home and shopped the discounters.

16

     Falling oil prices quickly brought down gasoline costs; and mortgage rate declines gave hope to improvement in housing markets. As a result, some quick service restaurants saw higher-than-expected traffic and revenues rose. The Portfolio’s positions in Yum! Brands, Inc. and McDonald’s Corp. posted gains. Elsewhere among consumer stocks, Apollo Group, Inc. has been able to take advantage of its market leading position in post-secondary education services, implementing pricing hikes and still reporting enrollment increases.

     The greatest shift in assets during the year was a trimming back of global cyclicals in general and industrials in particular, and an increase in consumer discretionary and health care as we became more defensive during the year. There is little doubt that 2009 will be difficult. The full impact of government actions will not be realized in the next few months, but we should see some indications of a return to global growth by the end of this year. Companies’ earnings should start to improve and those leveraged to early cyclical growth, including some technology and consumer segments, should benefit.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Cadence Capital Management LLC.

17

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Allianz CCM Capital Appreciation Portfolio	(41.52)%	1.20%
S&P 500 Index	(37.00)%	1.68%
Russell 1000 Index	(37.60)%	1.98%
____________________

*	See Notes to Performance Information.
†	May 1, 2003.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Cisco Systems, Inc.	1.9%
Microsoft Corp.	1.8
Oracle Corp.	1.7
Johnson & Johnson	1.7
McDonald’s Corp.	1.6
Philip Morris International, Inc.	1.6
Emerson Electric Co.	1.6
Abbott Laboratories	1.6
Lockheed Martin Corp.	1.5
Procter & Gamble Co.	1.5
Total	16.5%

Percentage
Holdings by Sector	of Net Assets
Information Technology	24.2%
Health Care	18.5
Consumer Discretionary	14.3
Industrials	12.1
Consumer Staples	10.4
Energy	7.3
Financials	5.4
Materials	3.1
Telecommunication Services	1.5
Other#	3.2
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

18

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—96.8%
Consumer Discretionary—14.3%
Diversified Consumer Services—1.4%
Apollo Group, Inc. (Class A)*	9,160	$701,839
Hotels, Restaurants &
Leisure—2.9%
McDonald’s Corp.	12,710	790,435
Yum! Brands, Inc.	20,430	643,545
		1,433,980
Media—1.2%
DIRECTV Group, Inc. (The)*	26,010	595,889
Specialty Retail—6.3%
Autozone Inc.*	4,930	687,587
GameStop Corp. (Class A)*	25,010	541,717
Gap, Inc. (The)	47,570	636,962
Sherwin-Williams Co. (The)	11,100	663,225
TJX Cos., Inc.	27,580	567,321
		3,096,812
Textiles, Apparel & Luxury
Goods—2.5%
Coach, Inc.*	32,260	670,040
Nike, Inc. (Class B)	10,760	548,760
		1,218,800
Total Consumer Discretionary		7,047,320

Consumer Staples—10.4%
Food & Staples Retailing—2.3%
Kroger Co. (The)	20,260	535,066
SYSCO Corp.	24,570	563,636
		1,098,702
Food Products—2.3%
General Mills, Inc.	10,140	616,005
H.J. Heinz Co.	14,010	526,776
		1,142,781
Household Products—4.2%
Clorox Co.	11,400	633,384
Colgate-Palmolive Co.	10,020	686,771
Procter & Gamble Co.	12,150	751,113
		2,071,268
Tobacco—1.6%
Philip Morris International, Inc.	18,110	787,966
Total Consumer Staples		5,100,717

Energy—7.3%
Energy Equipment &
Services—3.5%
ENSCO International, Inc.	14,030	398,312
FMC Technologies, Inc.*	14,060	335,050
National Oilwell Varco, Inc.*	19,320	472,181
Noble Corp.	22,760	502,768
		1,708,311
Oil, Gas & Consumable Fuels—3.8%
Apache Corp.	8,010	596,985
Occidental Petroleum Corp.	11,780	706,682
Peabody Energy Corp.	26,220	596,505
		1,900,172
Total Energy		3,608,483

Financials—5.4%
Capital Markets—1.3%
TD Ameritrade Holding Corp.*	45,070	642,247
Insurance—2.6%
AON Corp.	14,170	647,286
Unum Group	34,840	648,024
		1,295,310
Thrifts & Mortgage Finance—1.5%
Hudson City Bancorp, Inc.	46,330	739,427
Total Financials		2,676,984

Health Care—18.5%
Biotechnology—3.8%
Amgen, Inc.*	10,150	586,162
Biogen Idec, Inc.*	12,130	577,752
Gilead Sciences, Inc.*	14,300	731,302
		1,895,216
Health Care Equipment &
Supplies—6.4%
Baxter International, Inc.	12,030	644,688
Becton Dickinson & Co.	8,910	609,355
C.R. Bard, Inc.	7,060	594,876
Covidien Ltd.	16,440	595,785
St. Jude Medical, Inc.*	21,320	702,707
		3,147,411
Health Care Providers &
Services—1.3%
Express Scripts, Inc.*	11,560	635,569
Pharmaceuticals—7.0%
Abbott Laboratories	14,330	764,792
Bristol-Myers Squibb Co.	25,320	588,690
Johnson & Johnson	14,330	857,364
Pfizer, Inc.	35,260	624,454
Wyeth	15,860	594,909
		3,430,209
Total Health Care		9,108,405

Industrials—12.1%
Aerospace & Defense—5.3%
Honeywell International, Inc.	18,870	619,502
L-3 Communications Holdings, Inc.	7,880	581,386
Lockheed Martin Corp.	9,010	757,561
Raytheon Co.	12,970	661,989
		2,620,438
Airlines—1.0%
Southwest Airlines Co.	57,650	496,943
Construction & Engineering—1.0%
Foster Wheeler Ltd.*	19,860	464,327

Electrical Equipment—1.6%
Emerson Electric Co.	21,380	782,722
Road & Rail—2.0%
CSX Corp.	13,560	440,293
Norfolk Southern Corp.	11,910	560,366
		1,000,659

See Notes to Financial Statements.

19

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Trading Companies &
Distributors—1.2%
W.W. Grainger, Inc.	7,730	$609,433
Total Industrials		5,974,522

Information Technology—24.2%
Communications Equipment—4.5%
Cisco Systems, Inc.*	58,640	955,832
Harris Corp.	17,510	666,256
Juniper Networks, Inc.*	33,440	585,534
		2,207,622
Computers & Peripherals—2.6%
Hewlett-Packard Co.	20,050	727,614
International Business
Machines Corp.	6,660	560,506
		1,288,120
Internet Software & Services—1.2%
eBay Inc.*	41,870	584,505
IT Services—3.6%
Accenture Ltd. (Class A)	19,910	652,849
Alliance Data Systems Corp.*	11,500	535,095
Fiserv, Inc.*	16,560	602,287
		1,790,231
Semiconductors & Semiconductor
Equipment—3.7%
Analog Devices, Inc.	27,730	527,425
Broadcom Corp. (Class A)*	36,110	612,787
Xilinx, Inc.	38,220	681,080
		1,821,292
Software—8.6%
Activision Blizzard, Inc.*	12,100	104,544
Adobe Systems, Inc.*	25,480	542,469
BMC Software, Inc.*	23,400	629,694
CA, Inc.	36,930	684,313
Microsoft Corp.	45,570	885,881
Oracle Corp.*	48,530	860,437
Symantec Corp.*	38,520	520,790
		4,228,128
Total Information Technology		11,919,898

Materials—3.1%
Chemicals—2.3%
Monsanto Co.	8,370	588,830
Mosaic Co. (The)	15,580	539,068
		1,127,898
Metals & Mining—0.8%
Cliffs Natural Resources, Inc.	16,390	419,748
Total Materials		1,547,646

Telecommunication Services—1.5%
Wireless Telecommunication
Services—1.5%
American Tower Corp. (Class A)*	24,350	713,942
Total Common Stocks
(Cost—$57,688,568)		47,697,917

	Principal
	Amount	Value
Short-Term Securities—1.2%
Repurchase Agreement**—1.2%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $570,211
(Cost—$570,208)	$570,208	570,208

Total Investments—98.0%
(Cost $58,258,776)		48,268,125
Other Assets Less
Liabilities—2.0%		990,672
Net Assets—100.0%		$49,258,797
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Industry classifications are unaudited.

See Notes to Financial Statements.

20

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     With the U.S. economy softening and credit fears deepening throughout 2008, just about every asset class, except Treasuries, suffered. The average ‘BAA’ U.S. corporate bond fell approximately 15 percent, oil plummeted nearly 60 percent, and the S&P 500 Index declined roughly 40 percent. But as weak as the economic fundamentals remained by year-end, it became increasingly apparent that financial markets had discounted altogether too much pessimism. The ensuing reassessment, helped, no doubt, by the relief measures undertaken by the Federal Reserve Board (the Fed) and the Treasury, has begun to improve financial conditions, as is evidenced by the uptrend that developed in equity markets.

     Despite the marked sell-off suffered by equities during 2008, the year began with only modest losses—the S&P 500 was down just 11.4 percent (on a total return basis) in the eight months ended August 2008. However, the bankruptcy of U.S. investment bank Lehman Brothers in September sent the credit markets into a tailspin and intensified the selling of equities. In the credit markets, the spread between the three-month London Interbank Offering Rate (LIBOR) and three-month overnight indexed swap rates (OIS) measured 78 basis points (bps) in early September but Lehman’s failure on September 15 helped send the LIBOR/OIS spread to a record high of 364 bps by the end of September. And from the end of August 2008 to the market’s low on November 20, 2008, the S&P 500 sharply dropped 41.0 percent (on a total return basis).

     Fortunately, the actions taken by the Fed and the Treasury, including a reduction in the Fed Funds rate to a record low of 0.25 percent and the establishment of several special funding facilities, helped restore some semblance of confidence to the financial system, as stocks, bond prices, and most credit spreads began to recover in the final few months of 2008. The S&P 500 Index, for instance, finished the year approximately 19 percent above its November lows, and the LIBOR-OIS spread narrowed to 126 bps.

     For the year, the losses in the equity market were broad as every major equity investment style plummeted during 2008. At the margin, smaller capitalization companies outperformed their larger peers; small caps finished the year down about 33.1 percent, versus a loss of roughly 36.1 percent for large caps (on a total return basis). Small and mid cap value outperformed their “growthier” peers, while large cap growth eked out slightly better performance than the large cap value style of investing. As for sector performance, consumer staples, health care, and utilities (three sectors largely considered defensive) outperformed the others, on a relative basis, with losses of 16.1 percent, 23.4 percent, and 30.2 percent, respectively (on a total return basis). And it was the financial sector that paced the sell-off in equities with a total return meltdown of 56.6 percent.

Factors Affecting Portfolio Performance

     The Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the twelve month period ended December 31, 2008.

     Negative stock selection within the consumer discretionary sector was the most significant detractor during the year. Shares of RH Donnelley tumbled after management had sharply lowered the outlook for full year 2008 and declined to initiate a dividend amid the difficult advertising environment. Within the auto and transportation sector, stock selection was again a drag on performance. Goodyear Tire & Rubber suffered from the double impact of rising input costs and slumping demand in North America. Stock selection also hampered performance within the consumer staples sector. This was largely a result of poor performance within two food companies, Dean Foods and Smithfield Foods.

21

     The largest contributor to performance during the one year period ended 12/31/2008 was stock selection within the materials and processing sector. Archer Daniels Midland Company was the largest contributor to the Portfolio overall. Shares of the agricultural giant jumped after management announced earnings that handily beat expectations, thus dissipating concerns about the impact of falling ethanol prices. Also aiding performance was the Portfolio’s overweight within the healthcare sector, which was the second strongest segment of the index. The Portfolio especially benefited from the Portfolio’s overweight exposure within drug and pharmaceutical companies, such as King Pharmaceuticals.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lord Abbett & Co. LLC.

22

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	(39.60)%	0.42%
S&P 500 Index	(37.00)%	0.51%
Russell Midcap Value Index	(38.44)%	3.27%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Qwest Communications
International, Inc.	3.1%
King Pharmaceuticals, Inc.	2.9
Embarq Corp.	2.7
Mylan, Inc.	2.7
Windstream Corp.	2.6
CMS Energy Corp.	2.5
Ball Corp.	2.4
Northeast Utilities	2.4
Ameren Corp.	2.4
ACE Ltd.	2.3
Total	26.0%

Percentage
Holdings by Sector	of Net Assets
Industrials	13.8%
Consumer Discretionary	12.3
Financials	10.9
Telecommunication Services	10.5
Consumer Staples	10.0
Utilities	9.8
Health Care	8.3
Information Technology	7.1
Materials	6.9
Energy	4.9
Other#	5.5
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

23

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—94.5%
Consumer Discretionary—12.3%
Auto Components—1.1%
ArvinMeritor, Inc.	21,400	$60,990
Goodyear Tire & Rubber Co. (The)*	54,900	327,753
		388,743
Distributors—1.8%
Genuine Parts Co.	16,600	628,476
Hotels, Restaurants &
Leisure—2.7%
Brinker International, Inc.	47,100	496,434
Darden Restaurants, Inc.	16,200	456,516
		952,950
Household Durables—1.9%
Snap-On, Inc.	17,000	669,460
Media—1.9%
Gannett Co., Inc.	13,200	105,600
Interpublic Group of Cos., Inc.*	138,991	550,404
		656,004
Multiline Retail—0.9%
Macy’s, Inc.	31,316	324,121
Specialty Retail—2.0%
Foot Locker, Inc.	36,100	264,974
Officemax, Inc.	53,600	409,504
		674,478
Total Consumer
Discretionary		4,294,232

Consumer Staples—10.0%
Beverages—1.7%
Coca-Cola Enterprises, Inc.	49,600	596,688
Food & Staples Retailing—4.0%
Kroger Co. (The)	26,200	691,942
Safeway, Inc.	29,100	691,707
		1,383,649
Food Products—4.3%
Archer-Daniels-Midland Co.	12,300	354,609
Dean Foods Co.*	28,800	517,536
Smithfield Foods, Inc.*	45,300	637,371
		1,509,516
Total Consumer
Staples		3,489,853

Energy—4.9%
Energy Equipment &
Services—2.0%
Halliburton Co.	23,936	435,156
Transocean Ltd.*	5,438	256,946
		692,102
Oil, Gas &
Consumable Fuels—2.9%
EOG Resources, Inc.	8,100	539,298
Range Resources Corp.	13,700	471,143
		1,010,441
Total Energy		1,702,543

Financials—10.9%
Commercial Banks—4.9%
Comerica, Inc.	21,600	428,760
Fifth Third Bancorp.	55,100	455,126
M & T Bank Corp.	7,600	436,316
Zions Bancorporation	16,300	399,513
		1,719,715
Consumer Finance—1.3%
Capital One Financial Corp.	14,100	449,649
Insurance—4.7%
ACE Ltd	14,900	788,508
Conseco, Inc.*	57,800	299,404
PartnerRe Ltd.	7,400	527,398
		1,615,310
Total Financials		3,784,674

Health Care—8.3%
Health Care Equipment &
Supplies—1.3%
Covidien Ltd.	12,700	460,248
Health Care Providers &
Services—1.4%
Healthsouth Corp.*	43,600	477,856
Pharmaceuticals—5.6%
King Pharmaceuticals, Inc.*	95,500	1,014,210
Mylan, Inc.*	94,650	936,089
		1,950,299
Total Health Care		2,888,403

Industrials—13.8%
Building Products—0.8%
Owens Corning*	16,300	281,990
Commercial Services &
Supplies—3.5%
R.R. Donnelley & Sons Co.	37,305	506,602
Republic Services, Inc.	28,755	712,836
		1,219,438
Construction & Engineering—1.1%
KBR, Inc.	25,785	391,932
Electrical Equipment—1.1%
Hubbell, Inc. (Class B)	11,800	385,624
Industrial Conglomerates—1.8%
Textron, Inc.	22,100	306,527
Tyco International Ltd.	14,500	313,200
		619,727
Machinery—4.2%
Cummins, Inc.	12,200	326,106
Eaton Corp.	7,800	387,738
Pentair, Inc.	4,200	99,414
Timken Co.	33,400	655,642
		1,468,900

See Notes to Financial Statements.

24

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Trading Companies &
Distributors—1.3%
W.W. Grainger, Inc.	5,700	$449,388
Total Industrials		4,816,999

Information Technology—7.1%
Communications
Equipment—3.7%
ADC Telecommunications, Inc.*	61,500	336,405
JDS Uniphase Corp.*	104,375	380,969
Tellabs, Inc.*	135,000	556,200
		1,273,574
Semiconductors & Semiconductor
Equipment—0.4%
Marvell Technology Group Ltd.*	22,700	151,409
Software—3.0%
McAfee, Inc.*	20,000	691,400
Sybase, Inc.*	14,655	363,004
		1,054,404
Total Information
Technology		2,479,387

Materials—6.9%
Chemicals—2.3%
Eastman Chemical Co.	14,300	453,453
Valspar Corp.	20,000	361,800
		815,253
Containers & Packaging—4.6%
Ball Corp.	20,400	848,436
Pactiv Corp.*	30,100	748,888
		1,597,324
Total Materials		2,412,577

Telecommunication
Services—10.5%
Diversified Telecommunication
Services—10.5%
CenturyTel, Inc.	27,400	748,842
Embarq Corp.	26,700	960,132
Qwest Communications
International, Inc.	294,500	1,071,980
Windstream Corp.	97,300	895,160
Total Telecommunication
Services		3,676,114

Utilities—9.8%
Electric Utilities—2.4%
Northeast Utilities	34,800	837,288
Gas Utilities—0.6%
Southwest Gas Corp.	8,600	216,892
Multi-Utilities—6.8%
Ameren Corp.	24,600	818,196
CMS Energy Corp.	86,100	870,471
NiSource, Inc.	61,000	669,170
		2,357,837
Total Utilities		3,412,017

Total Common Stocks
(Cost—$51,568,022)		32,956,799

	Principal
	Amount	Value
Short-Term Securities—3.8%
Repurchase Agreement**—3.8%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $1,336,396
(Cost—$1,336,389)	$1,336,389	1,336,389

Total Investments—98.3%
(Cost $52,904,411)		34,293,188
Other Assets
Less Liabilities—1.7%		579,965

Net Assets—100.0%		$34,873,153
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Industry classifications are unaudited.

See Notes to Financial Statements.

25

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     Markets were extremely reactive throughout the year ended December 31, 2008, as accelerating liquidity concerns led to a halt in consumer spending and plummeting investor sentiment.

     Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to sub-prime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

     The liquidity crisis reached its peak in March when the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

     Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

     The Fed reacted to the weakening economic outlook with a Federal Funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of the consumer and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

     In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share - “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

     The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were sold to JPMorgan Chase and Wells Fargo, respectively.

     Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

26

Factors Affecting Portfolio Performance

     For the year ended December 31, 2008, the Portfolio underperformed its benchmark, the Russell Midcap Growth Index.

     Relative to its benchmark, the largest contribution to the Portfolio’s investment results is attributable to the health care sector. The sector was among the best performing sectors of the benchmark, though it was down approximately 33% during the period – a testament to how truly difficult the investment environment was in 2008. The Portfolio was slightly overweight, as compared to the benchmark, and investment results for the Portfolio outperformed those of the benchmark’s health care return.

     Other sectors in which the Portfolio outperformed the benchmark’s results included the utilities, financials, and telecommunications sectors. While allocations to these areas were small in size, security selection within each contributed positively to the Portfolio’s relative investment results. Stock selection within the industrials and the consumer discretionary sectors also benefitted the Portfolio’s relative investment results. Particularly notable were Delta Air Lines, which has been benefitting from lower energy prices, Advance Auto Parts, and Corinthian Colleges.

     The Portfolio’s information technology allocation had the largest negative impact on the Portfolio’s relative investment results. It was also the Portfolio’s largest sector weighting, and was a sizable overweight relative to the benchmark. Despite the overweight, the underperformance was primarily due to security selection within the sector. SAVVIS, a data outsourcing service provider, was the largest individual detractor from the Portfolio’s investment results.

     Other sectors that detracted from Portfolio performance during the year included consumer staples, materials, and energy. The weighting in consumer staples was slight, and only about half of the benchmark’s allocation. The Portfolio’s materials weighting was in line with that of the benchmark. Underperformance in these two sectors can be attributed largely to security selection. The Portfolio maintained a weighting in the energy sector that was slightly larger than that of the benchmark. The sector was the worst performing sector in the benchmark during the year, and the Portfolio’s underperformance in the sector versus the benchmark can be attributed to the sector allocation. In addition to SAVVIS, as mentioned earlier, notable individual detractors included Life Time Fitness, and Diamond Offshore Drilling.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, RiverSource Investments, LLC.

27

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Seligman Mid Cap Growth Portfolio	(47.17)%	(0.53)%
S&P 500 Index	(37.00)%	0.51%
Russell Midcap Growth Index	(44.32)%	2.13%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Macrovision Solutions Corp.	4.7%
Noble Energy, Inc.	3.0
SAVVIS, Inc.	3.0
Delta Air Lines, Inc.	3.0
Bally Technologies, Inc.	2.9
BMC Software, Inc.	2.9
H&R Block, Inc.	2.8
Microsemi Corp.	2.5
Corinthian Colleges, Inc.	2.4
McAfee, Inc.	2.2
Total	29.4%

Percentage
Holdings by Sector	of Net Assets
Information Technology	24.8%
Industrials	15.4
Consumer Discretionary	14.1
Health Care	12.9
Energy	7.5
Financials	6.1
Consumer Staples	3.3
Materials	3.3
Utilities	2.8
Telecommunication Services	2.8
Other#	7.0
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and liabilities in excess of other assets.

28

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—93.0%
Consumer Discretionary—14.1%
Auto Components—0.5%
Goodyear Tire & Rubber Co. (The)*	10,000	$59,700
Diversified Consumer Services—5.2%
Corinthian Colleges, Inc.*	17,300	283,201
H&R Block, Inc.	14,100	320,352
		603,553
Hotels, Restaurants & Leisure—4.7%
Bally Technologies, Inc.*	14,200	341,226
Life Time Fitness, Inc.*	16,200	209,790
		551,016
Household Durables—1.2%
Newell Rubbermaid, Inc.	14,400	140,832
Specialty Retail—2.5%
Abercrombie & Fitch Co. (Class A)	5,100	117,657
Advance Auto Parts, Inc.	3,500	117,775
Guess?, Inc.	3,700	56,795
		292,227
Total Consumer
Discretionary		1,647,328

Consumer Staples—3.3%
Food Products—2.8%
Archer-Daniels-Midland Co.	4,100	118,203
Campbell Soup Co.	6,800	204,068
		322,271
Personal Products—0.5%
Avon Products, Inc.	2,600	62,478
Total Consumer Staples		384,749

Energy—7.5%
Energy Equipment & Services—3.3%
Cameron International Corp.*	3,000	61,500
Diamond Offshore Drilling, Inc.	2,200	129,668
Noble Corp.	3,300	72,897
Weatherford International Ltd.*	11,200	121,184
		385,249
Oil, Gas & Consumable Fuels—4.2%
Chesapeake Energy Corp.	1,800	29,106
Noble Energy, Inc.	7,200	354,384
Southwestern Energy Co.*	3,700	107,189
		490,679
Total Energy		875,928

Financials—6.1%
Capital Markets—1.6%
Blackrock, Inc.	900	120,735
Och-Ziff Capital Management
Group LLC (Class A)	13,400	69,010
		189,745
Insurance—4.0%
ACE Ltd	1,600	84,672
Aflac, Inc.	4,200	192,528
Axis Capital Holdings Ltd.	3,300	96,096
Prudential Financial, Inc.	2,900	87,754
		461,050
Real Estate Investment
Trusts (REITs)—0.5%
Annaly Capital Management,
Inc. REIT	3,900	61,893
Total Financials		712,688

Health Care—12.9%
Biotechnology—3.2%
Alexion Pharmaceuticals, Inc.*	1,400	50,666
Biogen Idec, Inc.*	1,900	90,497
Cephalon, Inc.*	1,400	107,856
Vertex Pharmaceuticals, Inc.*	4,000	121,520
		370,539
Health Care Equipment & Supplies—3.5%
Haemonetics Corp.*	1,400	79,100
Hologic, Inc.*	6,800	88,876
NuVasive, Inc.*	1,700	58,905
St. Jude Medical, Inc.*	2,500	82,400
Varian Medical Systems, Inc.*	2,800	98,112
		407,393
Health Care Providers & Services—2.9%
Express Scripts, Inc.*	3,700	203,426
Quest Diagnostics, Inc.	2,700	140,157
		343,583
Pharmaceuticals—3.3%
Allergan, Inc.	1,700	68,544
Mylan, Inc.*	22,800	225,492
Sepracor, Inc.*	8,700	95,526
		389,562
Total Health Care		1,511,077

Industrials—15.4%
Aerospace & Defense—2.0%
Goodrich Corp.	2,500	92,550
Precision Castparts Corp.	2,400	142,752
		235,302
Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	1,400	77,042
Airlines—3.0%
Delta Air Lines, Inc.*	30,500	349,530
Commercial Services & Supplies—1.6%
Clean Harbors, Inc.*	2,900	183,976
Construction & Engineering—4.1%
Fluor Corp.	2,200	98,714
Foster Wheeler Ltd.*	6,400	149,632
Quanta Services, Inc.*	11,500	227,700
		476,046
Machinery—2.2%
ITT Corp.	3,200	147,168
Joy Global, Inc.	4,700	107,583
		254,751
Professional Services—0.8%
FTI Consulting, Inc.*	2,200	98,296

See Notes to Financial Statements.

29

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Road & Rail—1.0%
CSX Corp.	1,800	$58,446
J.B. Hunt Transport
Services, Inc.	2,200	57,794
		116,240
Total Industrials		1,791,183

Information Technology—24.8%
Communications Equipment—2.1%
F5 Networks, Inc.*	10,600	242,316
Electronic Equipment & Instruments—1.7%
Flir Systems, Inc.*	6,400	196,352
Internet Software & Services—4.2%
Equinix, Inc.*	2,500	132,975
SAVVIS, Inc.*	50,792	349,957
		482,932
IT Services—0.7%
Mastercard, Inc. (Class A)	600	85,758
Semiconductors &
Semiconductor Equipment—5.2%
Intersil Corp. (Class A)	12,000	110,280
Marvell Technology Group Ltd.*	32,100	214,107
Microsemi Corp.*	22,600	285,664
		610,051
Software—10.9%
Activision Blizzard, Inc.*	15,000	129,600
BMC Software, Inc.*	12,600	339,066
Macrovision Solutions Corp.*	43,416	549,213
McAfee, Inc.*	7,400	255,818
		1,273,697
Total Information
Technology		2,891,106

Materials—3.3%
Chemicals—1.5%
Ecolab, Inc.	1,800	63,270
Potash Corp. of Saskatchewan	1,500	109,830
		173,100
Metals & Mining—1.8%
Agnico-Eagle Mines Ltd.	4,100	210,453
Total Materials		383,553

Telecommunication
Services—2.8%
Diversified Telecommunication
Services—1.5%
Qwest Communications
International, Inc.	47,900	174,356
Wireless Telecommunication
Services—1.3%
NII Holdings, Inc.*	4,100	74,538
SBA Communications Corp.
(Class A)*	5,100	83,232
		157,770
Total Telecommunication
Services		332,126

Utilities—2.8%
Electric Utilities—1.8%
ITC Holdings Corp.	4,800	209,664
Multi-Utilities—1.0%
Public Service
Enterprise Group, Inc.	3,900	113,763
Total Utilities		323,427

Total Common Stocks
(Cost—$13,682,999)		10,853,165

	Principal
	Amount
Short-Term Securities—9.8%
Repurchase Agreement**—9.8%
UBS Securities LLC,
0.10%, dated 12/31/08
due 01/02/09, total to be
received $1,146,183
(Cost—$1,146,177)	$1,146,177	1,146,177

Total Investments—102.8%
(Cost $14,829,176)		11,999,342
Liabilities in Excess of Other
Assets—(2.8)%		(329,106)
Net Assets—100.0%		$11,670,236
____________________

*	Non-income producing security.
**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

30

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     U.S. equities traced a volatile, downward path throughout 2008 as high energy prices and weakness in housing and mortgage markets in the opening quarters transformed over the year into failing financial institutions, tumbling oil prices and an economy-wide constriction of credit. The subsequent deleveraging by hedge funds, banks and consumers forced the mass liquidations of equities. U.S. stocks suffered deep and broad-based declines for the 12-month period as a result. The S&P 500 Index fell 37.0% and the technology-heavy NASDAQ Composite dropped 40.5% for the year. Small cap value stocks, as represented by the Russell 2000 Value Index, dropped -28.9% for the year. During the period, growth and value stocks from all capitalization levels lost a quarter or more of their market value. Value stocks outperformed growth stocks in all but the largest size segments.

     To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates seven times in 2008, moving the key rate banks charge each other from 4.25% in January to a historic low target range of zero-to-0.25% at year end. The Fed engineered takeover plans for failing banks, brokerages and insurers and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009. The incoming Obama administration promised robust federal stimulus.

     The rapid decline in equities due to excessive selling pressure created some compelling opportunities. We continue to identify and invest in dividend-paying companies with balance sheet strength and strong, experienced managements. We believe the future for investors will be much more fruitful than the recent past.

Factors Affecting Portfolio Performance

     In absolute terms, portfolio holdings in the industrials, energy and financials sectors contributed most significantly to declines for the year. The Portfolio slightly outperformed the benchmark for the period. Stock selection decisions in the materials sector and underweight positions in the technology and consumer discretionary sectors benefited returns versus the benchmark. The Portfolio’s overweight position in energy and underweight position in financials detracted from relative returns. Small cap financial stocks include regional banks, real estate investment trusts and small insurers. Share prices for these institutions held up better during the period than did stocks of larger financial companies, due to the large caps’ greater exposure to instability in mortgage and housing markets.

     In the industrials sector, economic slowing dampened investor enthusiasm for shares of building products, shipping and mining equipment companies. In energy, rapidly falling oil prices sent share prices lower for companies engaged in exploration and production of oil and natural gas reserves. In financials, real estate investment trusts declined on concerns about access to capital and the outlook for occupancy and rents.

     Among materials stocks, shares of gold mining companies advanced on rising prices and a bullish outlook for the precious metal. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, NFJ Investment Group LLC.

31

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Allianz NFJ Small Cap Value Portfolio	(26.31)%	7.42%
S&P 500 Index	(37.00)%	0.51%
Russell 2000 Value Index	(28.92)%	3.14%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
IAMGOLD Corp.	1.3%
Royal Gold, Inc.	1.3
Sovran Self Storage, Inc.	1.3
Kennametal, Inc.	1.3
Innophos Holdings, Inc.	1.3
Lennox International, Inc.	1.3
Barnes Group, Inc.	1.2
Crane Co.	1.2
Mueller Industries, Inc.	1.2
Harsco Corp.	1.2
Total	12.6%

Percentage
Holdings by Sector	of Net Assets
Industrials	22.2%
Financials	17.3
Materials	14.0
Utilities	10.2
Energy	9.2
Consumer Staples	8.5
Consumer Discretionary	6.1
Health Care	4.7
Information Technology	3.0
Other#	4.8
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

32

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—95.2%
Consumer Discretionary—6.1%
Hotels, Restaurants & Leisure—1.1%
International Speedway Corp.
(Class A)	27,500	$790,075
Household Durables—0.9%
Ethan Allen Interiors, Inc.	46,500	668,205
Leisure Equipment & Products—0.9%
Callaway Golf Co.	70,700	656,803
Specialty Retail—1.0%
Brown Shoe Co., Inc.	83,500	707,245
Textiles, Apparel & Luxury
Goods—2.2%
Phillips-Van Heusen Corp.	42,200	849,486
Wolverine World Wide, Inc.	33,700	709,048
		1,558,534
Total Consumer
Discretionary		4,380,862

Consumer Staples—8.5%
Beverages—1.2%
PepsiAmericas, Inc.	41,100	836,796
Food & Staples Retailing—2.5%
Casey’s General Stores, Inc.	30,619	697,195
Ruddick Corp.	27,800	768,670
Weis Markets, Inc.	10,100	339,663
		1,805,528
Food Products—3.0%
Corn Products International, Inc.	24,400	703,940
Del Monte Foods Co.	113,000	806,820
J.M. Smucker Co. (The)	14,700	637,392
		2,148,152
Household Products—0.9%
WD-40 Co.	24,100	681,789
Tobacco—0.9%
Universal Corp.	20,900	624,283
Total Consumer Staples		6,096,548

Energy—9.2%
Energy Equipment & Services—1.7%
Lufkin Industries, Inc.	15,200	524,400
Tidewater, Inc.	17,900	720,833
		1,245,233
Oil, Gas & Consumable Fuels—7.5%
Berry Petroleum Co. (Class A)	60,900	460,404
Cimarex Energy Co.	24,800	664,144
General Maritime Corp.	60,032	648,345
Holly Corp.	45,600	831,288
Penn Virginia Corp.	26,000	675,480
St. Mary Land & Exploration Co.	36,800	747,408
Tsakos Energy Navigation Ltd.	33,700	617,384
World Fuel Services Corp.	19,200	710,400
		5,354,853
Total Energy		6,600,086

Financials—17.3%
Commercial Banks—3.7%
Bank of Hawaii Corp.	14,900	673,033
Cullen/Frost Bankers, Inc.	12,400	628,432
Fulton Financial Corp.	64,500	620,490
Susquehanna Bancshares, Inc.	48,100	765,271
		2,687,226
Consumer Finance—0.2%
Advance America Cash Advance
Centers, Inc.	57,700	109,053
Insurance—6.3%
American Equity Investment Life
Holding Co.	119,100	833,700
American Financial Group, Inc.	35,100	803,088
Delphi Financial Group, Inc.
(Class A)	44,450	819,658
Infinity Property & Casualty Corp.	14,700	686,931
RLI Corp.	11,700	715,572
Zenith National Insurance Corp.	21,800	688,226
		4,547,175
Real Estate Investment Trusts
(REITs)—6.3%
CBL & Associates Properties,
Inc. REIT	27,300	177,450
Equity One, Inc. REIT	35,600	630,120
First Industrial Realty Trust,
Inc. REIT	18,900	142,695
Franklin Street Properties
Corp. REIT	7,400	109,150
Healthcare Realty Trust, Inc. REIT	35,300	828,844
HRPT Properties Trust REIT	75,500	254,435
Nationwide Health Properties,
Inc. REIT	29,000	832,880
Sovran Self Storage, Inc. REIT	25,700	925,200
UDR, Inc. REIT	46,800	645,372
		4,546,146
Thrifts & Mortgage Finance—0.8%
Washington Federal, Inc.	40,320	603,187
Total Financials		12,492,787

Health Care—4.7%
Health Care Equipment &
Supplies—3.9%
Cooper Cos., Inc.	43,300	710,120
Invacare Corp.	42,700	662,704
Teleflex, Inc.	14,700	736,470
West Pharmaceutical Services, Inc.	18,600	702,522
		2,811,816
Health Care Providers &
Services—0.8%
Owens & Minor, Inc.	15,600	587,340
Total Health Care		3,399,156

Industrials—22.2%
Aerospace & Defense—1.0%
Curtiss-Wright Corp.	22,200	741,258
Airlines—1.1%
Skywest, Inc.	43,400	807,240

See Notes to Financial Statements.

33

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Building Products—1.3%
Lennox International, Inc.	28,300	$913,807
Commercial Services &
Supplies—2.0%
Ennis, Inc.	67,000	811,370
Steelcase, Inc. (Class A)	109,600	615,952
		1,427,322
Construction & Engineering—2.2%
Chicago Bridge & Iron Co. NV	26,900	270,345
Granite Construction, Inc.	15,100	663,343
KBR, Inc.	44,600	677,920
		1,611,608
Electrical Equipment—3.5%
Acuity Brands, Inc.	23,900	834,349
Belden, Inc.	40,000	835,200
Regal-Beloit Corp.	21,900	831,981
		2,501,530
Machinery—9.0%
Albany International Corp. (Class A)	43,200	554,688
Barnes Group, Inc.	60,400	875,800
Bucyrus International, Inc.	38,500	713,020
Crane Co.	50,700	874,068
Harsco Corp.	31,000	858,080
Kennametal, Inc.	41,600	923,104
Lincoln Electric Holdings, Inc.	16,300	830,159
Mueller Industries, Inc.	34,400	862,752
		6,491,671
Road & Rail—1.1%
Arkansas Best Corp.	25,900	779,849
Trading Companies &
Distributors—1.0%
Applied Industrial
Technologies, Inc.	38,200	722,744
Total Industrials		15,997,029

Information Technology—3.0%
Computers & Peripherals—1.0%
Diebold, Inc.	25,500	716,295
Electronic Equipment &
Instruments—2.0%
AVX Corp.	77,200	612,968
Jabil Circuit, Inc.	117,400	792,450
Technitrol, Inc.	10,900	37,932
		1,443,350
Total Information Technology		2,159,645

Materials—14.0%
Chemicals—7.2%
Innophos Holdings, Inc.	46,400	919,184
Lubrizol Corp.	20,800	756,912
Methanex Corp.	65,800	739,592
Olin Corp.	30,900	558,672
RPM International, Inc.	55,100	732,279
Sensient Technologies Corp.	25,800	616,104
Terra Industries, Inc.	50,100	835,167
		5,157,910
Containers & Packaging—0.9%
Silgan Holdings, Inc.	14,500	693,245
Metals & Mining—5.9%
Carpenter Technology Corp.	14,100	289,614
Cliffs Natural Resources, Inc.	32,600	834,886
Commercial Metals Co.	66,300	786,981
IAMGOLD Corp.	157,300	961,103
Royal Gold, Inc.	19,000	934,990
Titanium Metals Corp.	49,400	435,214
		4,242,788
Total Materials		10,093,943

Utilities—10.2%
Electric Utilities—1.9%
Cleco Corp.	29,200	666,636
Westar Energy, Inc.	32,000	656,320
		1,322,956
Gas Utilities—6.4%
AGL Resources, Inc.	22,300	699,105
Atmos Energy Corp.	26,700	632,790
Energen Corp.	24,200	709,786
National Fuel Gas Co.	21,300	667,329
Southwest Gas Corp.	25,300	638,066
UGI Corp.	26,800	654,456
WGL Holdings, Inc.	19,100	624,379
		4,625,911
Multi-Utilities—1.9%
OGE Energy Corp.	26,300	678,014
Vectren Corp.	28,300	707,783
		1,385,797
Total Utilities		7,334,664

Total Common Stocks
(Cost—$72,912,555)		68,554,720

	Principal
	Amount
Short-Term Securities—4.3%
Repurchase Agreement**—4.3%
UBS Securities LLC, 0.10%, dated
12/31/08, due 01/02/09, total to
be received $3,065,203
(Cost—$3,065,186)	$3,065,186	3,065,186
Total Investments—99.5%
(Cost $75,977,741)		71,619,906
Other Assets
Less Liabilities—0.5%		332,661
Net Assets—100.0%		$71,952,567
____________________

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
REIT—Real Estate Investment Trust.

Industry classifications are unaudited.

See Notes to Financial Statements.

34

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     2008 will most certainly be remembered as one of the worst years of all time for U.S. equity markets, with the S&P 500 Index falling 37% while small caps, represented by the Russell 2000 Index, were down by approximately 34%. Much was written about the crisis of confidence that unfolded during the year as massive deleveraging occurred, asset write-downs escalated and the creditworthiness of banks and other financial institutions was seriously called into question. Financial stocks bore the brunt of the market’s collapse, down a staggering 55% in 2008. However, in the second half of the year, the crisis spread to the broader market.

     Deterioration in the equity markets only accelerated in the fourth quarter. The quarter was by far the worst of the year, almost entirely driven by October’s rout, with that month alone accounting for about half of the year’s decline. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) set the tone for the rest of the quarter. An array of fiscal spending plans was announced as the government sought to counteract further tightening in bank lending standards. Stocks continued to shed ground well into November; however December finished with a flourish as one of the year’s better months, with the S&P 500 Index up nearly 17% from its November 20 low.

Factors Affecting Portfolio Performance

     The Portfolio, which seeks capital growth over the long term, underperformed its benchmark, the Russell 2000 Growth Index, for the 12 months ended December 31, 2008. Stock selection in the technology and consumer discretionary sectors detracted from performance, while stock selection in the energy and healthcare sectors positively impacted results.

     Among the top detractors from performance was Pacific Sunwear of California, Inc., a teen apparel retailer. The company’s shares fell on declining sales and profits. Century Aluminum Co., a producer of aluminum, also detracted from results. The company was hurt by weakness in commodities.

     Among the contributors to performance was Thoratec Corp., a medical device manufacturer. The company’s shares advanced on better-than-expected profit and growing sales of its HeartMate II cardiac pump. In addition, the company raised its profit and revenue forecast for 2008.

     Another contributor to performance was Gentiva Health Services Inc. The home health care company benefited from stronger-than-expected quarterly results and raised its forecasts for all of 2008.

     We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We aim to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis, as we believe that a disciplined valuation process is necessary to enhance long-term returns.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, J.P. Morgan Investment Management, Inc.

35

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/JPMorgan Small Cap Growth Portfolio	(43.10)%	(0.09)%
S&P 500 Index	(37.00)%	0.51%
Russell 2000 Growth Index	(38.54)%	1.66%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Thoratec Corp.	2.6%
Viasat, Inc.	2.3
Gentiva Health Services, Inc.	2.3
Myriad Genetics, Inc.	2.3
Meridian Bioscience, Inc.	2.2
MedAssets, Inc.	2.2
Omnicell, Inc.	2.1
Deckers Outdoor Corp.	1.8
Iconix Brand Group, Inc.	1.8
Neutral Tandem, Inc.	1.7
Total	21.3%

Percentage
Holdings by Sector	of Net Assets
Health Care	29.0%
Information Technology	22.3
Industrials	15.5
Consumer Discretionary	12.9
Financials	9.0
Energy	6.2
Materials	1.2
Telecommunication Services	1.2
Consumer Staples	0.8
Other#	1.9
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and liabilities in excess of other assets.

36

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—12.9%
Distributors—1.1%
LKQ Corp.*	17,600	$205,216
Diversified Consumer Services—0.9%
Grand Canyon Education, Inc.*	1,700	31,926
K12, Inc.*	6,550	122,812
		154,738
Hotels, Restaurants & Leisure—3.8%
Bally Technologies, Inc.*	11,050	265,531
California Pizza Kitchen, Inc.*	18,430	197,570
Jack in the Box, Inc.*	9,400	207,646
		670,747
Media—0.7%
Morningstar, Inc.*	3,300	117,150
Specialty Retail—2.3%
DSW, Inc.*	16,200	201,852
Ulta Salon Cosmetics &
Fragrance, Inc.*	25,906	214,502
		416,354
Textiles, Apparel & Luxury
Goods—4.1%
Deckers Outdoor Corp.*	4,100	327,467
Iconix Brand Group, Inc.*	33,050	323,229
Under Armour, Inc. (Class A)*	3,400	81,056
		731,752
Total Consumer Discretionary		2,295,957

Consumer Staples—0.8%
Food & Staples Retailing—0.8%
Susser Holdings Corp.*	10,738	142,708
Energy—6.2%
Energy Equipment & Services—1.0%
Oceaneering International, Inc.*	6,200	180,668
Oil, Gas & Consumable Fuels—5.2%
Cabot Oil & Gas Corp.	8,900	231,400
Comstock Resources, Inc.*	5,450	257,513
Concho Resources, Inc.*	10,150	231,623
Forest Oil Corp.*	2,900	47,821
Penn Virginia Corp.	5,900	153,282
		921,639
Total Energy		1,102,307

Financials—9.0%
Capital Markets—3.2%
Affiliated Managers Group, Inc.*	2,400	100,608
Calamos Asset Management, Inc.
(Class A)	15,000	111,000
Investment Technology Group, Inc.*	7,650	173,808
thinkorswim Group, Inc.*	32,054	180,144
		565,560
Diversified Financial Services—1.1%
MSCI, Inc. (Class A)*	11,500	204,240
Insurance—3.6%
Castlepoint Holdings Ltd.	15,500	210,180
HCC Insurance Holdings, Inc.	6,300	168,525
ProAssurance Corp.*	4,800	253,344
		632,049
Thrifts & Mortgage Finance—1.1%
WSFS Financial Corp.	4,000	191,960
Total Financials		1,593,809

Health Care—29.0%
Biotechnology—6.1%
Alexion Pharmaceuticals, Inc.*	4,300	155,617
BioMarin Pharmaceutical, Inc.*	11,750	209,150
Halozyme Therapeutics, Inc.*	25,250	141,400
Myriad Genetics, Inc.*	6,050	400,873
Theravance, Inc.*	13,650	169,124
		1,076,164
Health Care Equipment &
Supplies—8.1%
Hologic, Inc.*	14,500	189,515
Insulet Corp.*	20,100	155,172
Masimo Corp.*	8,000	238,640
Meridian Bioscience, Inc.	15,350	390,964
Thoratec Corp.*	14,200	461,358
		1,435,649
Health Care Providers &
Services—5.1%
Genoptix, Inc.*	4,050	138,024
Gentiva Health Services, Inc.*	13,850	405,251
Healthways, Inc.*	6,900	79,212
Psychiatric Solutions, Inc.*	10,200	284,070
		906,557
Health Care Technology—4.3%
MedAssets, Inc.*	26,610	388,506
Omnicell, Inc.*	29,750	363,247
		751,753
Life Sciences Tools & Services—4.0%
Bruker Corp.*	8,700	35,148
Enzo Biochem, Inc.*	39,225	191,810
Exelixis, Inc.*	16,750	84,085
Icon plc, ADR*	10,400	204,776
Illumina, Inc.*	4,700	122,435
Medivation, Inc.*	5,250	76,493
		714,747
Pharmaceuticals—1.4%
Sucampo Pharmaceuticals, Inc.
(Class A)*	19,700	113,275
Viropharma, Inc.*	10,850	141,267
		254,542
Total Health Care		5,139,412

See Notes to Financial Statements.

37

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Industrials—15.5%
Aerospace & Defense—1.5%
HEICO Corp.	6,950	$269,868
Air Freight & Logistics—1.3%
HUB Group, Inc. (Class A)*	3,950	104,793
UTi Worldwide, Inc.	9,150	131,211
		236,004
Building Products—0.5%
Simpson Manufacturing Co., Inc.	3,100	86,056
Commercial Services & Supplies—2.9%
Geo Group, Inc. (The)*	12,000	216,360
Waste Connections, Inc.*	9,200	290,444
		506,804
Electrical Equipment—1.4%
Energy Conversion Devices, Inc.*	2,200	55,462
EnerSys*	8,000	88,000
GT Solar International, Inc.*	10,100	29,189
Powell Industries, Inc.*	2,750	79,805
		252,456
Machinery—2.5%
Bucyrus International, Inc.	3,900	72,228
Graco, Inc.	5,500	130,515
Wabtec Corp.	6,150	244,463
		447,206
Professional Services—2.0%
FTI Consulting, Inc.*	5,050	225,634
Watson Wyatt Worldwide, Inc.
(Class A)	2,600	124,332
		349,966
Road & Rail—2.6%
Landstar System, Inc.	7,050	270,932
Old Dominion Freight Line, Inc.*	6,800	193,528
		464,460
Trading Companies &
Distributors—0.8%
Beacon Roofing Supply, Inc.*	10,300	142,964
Total Industrials		2,755,784

Information Technology—22.3%
Communications Equipment—4.0%
Neutral Tandem, Inc.*	19,100	309,802
Viasat, Inc.*	16,900	406,952
		716,754
Computers & Peripherals—1.4%
Data Domain, Inc.*	8,850	166,380
Synaptics, Inc.*	4,800	79,488
		245,868
Electronic Equipment &
Instruments—1.7%
Flir Systems, Inc.*	6,300	193,284
IPG Photonics Corp.*	8,750	115,325
		308,609
Internet Software & Services—4.5%
Art Technology Group, Inc.*	75,750	146,197
Bankrate, Inc.*	6,150	233,700
DealerTrack Holdings, Inc.*	9,400	111,766
Digital River, Inc.*	4,200	104,160
Switch & Data Facilities Co., Inc.*	26,430	195,318
		791,141
IT Services—1.3%
Syntel, Inc.	10,050	232,356
Semiconductors & Semiconductor
Equipment—3.4%
Hittite Microwave Corp.*	6,550	192,963
Microsemi Corp.*	18,600	235,104
Tessera Technologies, Inc.*	5,750	68,310
Varian Semiconductor Equipment
Associates, Inc.*	5,350	96,942
		593,319
Software—6.0%
Ansys, Inc.*	6,350	177,102
Blackboard, Inc.*	11,750	308,202
NetSuite, Inc.*	11,200	94,528
Nuance Communications, Inc.*	29,300	303,548
Taleo Corp. (Class A)*	11,900	93,177
THQ, Inc.*	21,500	90,085
		1,066,642
Total Information Technology		3,954,689

Materials—1.2%
Chemicals—0.4%
Innospec, Inc.	11,550	68,029
Construction Materials—0.8%
Eagle Materials, Inc.	8,250	151,883
Total Materials		219,912

Telecommunication Services—1.2%
Diversified Telecommunication
Services—1.2%
Cbeyond, Inc.*	13,100	209,338
Total Common Stocks
(Cost—$23,386,943)		17,413,916

	Principal
	Amount
Short-Term Securities—2.4%
Discount Note—2.4%
Federal Home Loan Bank Discount
Notes, 0.00%, due 01/02/09(a)
(Cost—$427,000)	$427,000	427,000

Total Investments—100.5%
(Cost $23,813,943)		17,840,916
Liabilities in Excess of Other
Assets—(0.5)%		(92,130)
Net Assets—100.0%		$17,748,786
____________________

*	Non-income producing security.
(a)	Zero coupon security - rate disclosed is yield as of December 31, 2008.

Glossary:
ADR—American Depositary Receipt.
Industry classifications are unaudited.

See Notes to Financial Statements.

38

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     The past year will not be one that many people will remember fondly, as most major indices were down dramatically. Stocks oscillated throughout the first half of the year. Strength in the energy sector was able to offset some weakness from other sectors.

     Growing fears over a severe global recession and concerns over the health of the financial system became investors’ main focus. This sent most asset classes dramatically lower, including many commodities that were strong early in the year. Oil saw an astounding fall in the second half of 2008. After reaching record highs in July, it proceeded to fall faster and farther than most thought possible.

     The financial crisis hit new levels in the fall as credit markets essentially froze due to a severe lack of confidence in financial counterparties. Attempts of a global response, including coordinated interest rate cuts by central banks and both European and the U.S. governments issuing capital directly to banks, only provided short lived rallies. Volatility also rose sharply, reaching extraordinary levels that sent investors fleeing out of equities and corporate bonds to safer treasuries. This perceived flight to quality is still having its impact on the economy as there are apparently few loans being generated to corporations, small businesses and consumers due to the risk aversion in the market.

     With one of the worst years in the financial markets behind us, hope exists that stocks may have already experienced their nadir and that proposed government stimulus efforts will achieve their intended effect. We remain cautious, however, and feel that the upcoming year may continue to exhibit the same levels of volatility as the most recent quarter with hopes for a market bottom being possibly offset by disappointing earnings results. Although there is now widespread acknowledgement that worldwide economic conditions are poor, there still remains some optimism in the market. We remain focused on finding those companies that we believe will maintain the ability to deliver earnings and revenue growth. The market declines of the past year have afforded us a larger opportunity set from which to choose, as companies that previously fell outside of our capitalization purchase parameters now qualify as candidates for the Portfolio. We hope to benefit from this development.

Factors Affecting Portfolio Performance

     The Portfolio declined in 2008 with performance that trailed that of its benchmark, the Russell 2500 Growth Index. Stock selection was the primary reason for the underperformance. Strong stock selection in the healthcare sector was offset due to weakness in the basic industry/capital goods, consumer non-durables, consumer services and technology sectors. It was a very difficult year for many companies relying on consumer discretionary spending. Stock selection in these areas suffered as companies were punished for the slightest missteps, while not being rewarded for strong operating results. Sector allocation had a slightly positive impact on performance, mostly from an overweight position in the healthcare sector. The Portfolio also benefited from names that were added during the year as many of these stocks were among the top contributors to performance for the period.

     Several of the top contributors to performance came from the healthcare sector this year. One of the top contributors to performance was APP Pharmaceuticals. The pharmaceutical company saw strength during the period after it agreed to be acquired by a major European medical company for a significant premium. We exited this position shortly after the takeover announcement. Also contributing to performance was Emergency Medical Services. The medical services provider rose due to strong earnings growth and the announcements of new contract wins. We continue to hold this position because of the company’s ability to grow during these tough economic times.

39

     Lululemon Athletica was among the biggest detractors to performance this year. The maker of women’s athletic apparel saw its stock price fall as they faced a difficult operating environment due to decreasing consumer confidence and spending throughout the year. We continue to hold this position due to their unique brand and the ability they have to grow their business. Within the technology sector, Omniture also underperformed this year. The software company fell late in the year over fears that corporate spending on advertising would slow drastically. We decided to exit the position during the period due to these concerns.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Delaware Management Company.

40

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Delaware Trend Portfolio	(45.98)%	(1.36)%
S&P 500 Index	(37.00)%	1.68%
Russell 2500 Growth Index	(41.50)%	3.89%
____________________

*	See Notes to Performance Information.
†	May 1, 2003.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Abraxis Bioscience, Inc.	4.0%
Medarex, Inc.	2.9
J.B. Hunt Transport Services, Inc.	2.6
Sepracor, Inc.	2.6
OSI Pharmaceuticals, Inc.	2.5
Data Domain, Inc.	2.1
Geo Group, Inc. (The)	2.1
Sybase, Inc.	2.1
F5 Networks, Inc.	2.1
Charles River Laboratories
International, Inc.	2.0
Total	25.0%

Percentage
Holdings by Sector	of Net Assets
Health Care	28.0%
Information Technology	26.0
Industrials	17.0
Consumer Discretionary	11.1
Energy	5.4
Financials	5.4
Other#	7.1
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and other assets less liabilities.

41

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—11.1%
Distributors—1.7%
LKQ Corp.*	20,300	$236,698
Hotels, Restaurants & Leisure—2.9%
BJ’s Restaurants, Inc.*	9,000	96,930
Chipotle Mexican Grill, Inc.
(Class A)*	1,200	74,376
Texas Roadhouse, Inc. (Class A)*	13,200	102,300
Wynn Resorts Ltd.*	3,200	135,232
		408,838
Media—1.1%
RHI Entertainment, Inc.*	18,700	151,844
Specialty Retail—3.7%
Aeropostale, Inc.*	6,900	111,090
American Eagle Outfitters, Inc.	6,700	62,712
PetSmart, Inc.	5,300	97,785
Tractor Supply Co.*	3,400	122,876
Ulta Salon Cosmetics &
Fragrance, Inc.*	16,500	136,620
		531,083
Textiles, Apparel & Luxury
Goods—1.7%
Lululemon Athletica, Inc.*	7,700	61,061
Under Armour, Inc. (Class A)*	7,400	176,416
		237,477
Total Consumer Discretionary		1,565,940

Energy—5.4%
Energy Equipment & Services—4.7%
Atwood Oceanics, Inc.*	6,400	97,792
CARBO Ceramics, Inc.	6,550	232,722
Core Laboratories NV	3,600	215,496
ION Geophysical Corp.*	22,300	76,489
T-3 Energy Services, Inc.*	3,800	35,872
		658,371
Oil, Gas & Consumable Fuels—0.7%
Goodrich Petroleum Corp.*	3,400	101,830
Total Energy		760,201

Financials—5.4%
Capital Markets—1.9%
Investment Technology Group, Inc.*	6,800	154,496
Lazard Ltd. (Class A)	3,600	107,064
		261,560
Consumer Finance—0.3%
Cardtronics, Inc.*	33,600	43,344
Insurance—3.2%
Hanover Insurance Group, Inc. (The)	6,100	262,117
ProAssurance Corp.*	3,500	184,730
		446,847
Total Financials		751,751

Health Care—28.0%
Biotechnology—13.7%
Abraxis Bioscience, Inc.*	8,500	560,320
Acadia Pharmaceuticals, Inc.*	33,900	30,510
Celera Corp.*	8,200	91,266
Cepheid, Inc.*	5,800	60,204
Cougar Biotechnology, Inc.*	8,600	223,600
Medarex, Inc.*	73,800	411,804
OSI Pharmaceuticals, Inc.*	9,000	351,450
Regeneron Pharmaceuticals, Inc.*	7,300	134,028
Zymogenetics, Inc.*	19,900	59,700
		1,922,882
Health Care Equipment &
Supplies—4.5%
Align Technology, Inc.*	17,400	152,250
Arthrocare Corp.*	5,200	24,804
Gen-Probe, Inc.*	3,800	162,792
Syneron Medical Ltd.*	12,100	100,914
Wright Medical Group, Inc.*	9,800	200,214
		640,974
Health Care Providers &
Services—2.2%
Emergency Medical Services Corp.
(Class A)*	5,700	208,677
Health Net, Inc.*	9,100	99,099
		307,776
Life Sciences Tools & Services—2.8%
Affymetrix, Inc.*	39,000	116,610
Charles River Laboratories
International, Inc.*	10,600	277,720
		394,330
Pharmaceuticals—4.8%
Biodel, Inc.*	7,200	34,704
Caraco Pharmaceutical
Laboratories Ltd.*	5,500	32,560
Cardiome Pharma Corp.*	13,100	59,605
Par Pharmaceutical Cos., Inc.*	9,600	128,736
Perrigo Co.	1,900	61,389
Sepracor, Inc.*	32,900	361,242
		678,236
Total Health Care		3,944,198

Industrials—17.0%
Aerospace & Defense—0.9%
Hexcel Corp.*	17,400	128,586
Commercial Services &
Supplies—5.2%
Geo Group, Inc. (The)*	16,500	297,495
Healthcare Services Group	16,000	254,880
Tetra Tech, Inc.*	7,500	181,125
		733,500
Machinery—6.9%
Bucyrus International, Inc.	9,600	177,792
Colfax Corp.*	8,700	90,393
Dynamic Materials Corp.	11,300	218,203
Middleby Corp.*	4,200	114,534
Titan International, Inc.	18,200	150,150
Titan Machinery, Inc.*	14,800	208,088
		959,160

See Notes to Financial Statements.

42

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	Shares	Value
Road & Rail—4.0%
J.B. Hunt Transport Services, Inc.	14,200	$373,034
Knight Transportation, Inc.	11,800	190,216
		563,250
Total Industrials		2,384,496

Information Technology—26.0%
Communications Equipment—2.9%
Blue Coat Systems, Inc.*	13,400	112,560
F5 Networks, Inc.*	12,800	292,608
		405,168
Computers & Peripherals—2.1%
Data Domain, Inc.*	16,000	300,800
Electronic Equipment &
Instruments—2.9%
Itron, Inc.*	3,900	248,586
Mettler Toledo International, Inc.*	2,400	161,760
		410,346
Internet Software & Services—1.2%
Ariba, Inc.*	24,100	173,761
Semiconductors & Semiconductor
Equipment—5.8%
Atheros Communications, Inc.*	14,300	204,633
Cavium Networks, Inc.*	24,300	255,393
Lam Research Corp.*	3,400	72,352
TriQuint Semiconductor, Inc.*	62,600	215,344
Varian Semiconductor Equipment
Associates, Inc.*	3,900	70,668
		818,390
Software—11.1%
Ansys, Inc.*	9,500	264,955
Concur Technologies, Inc.*	6,300	206,766
Jack Henry & Associates, Inc.	8,600	166,926
Net 1 UEPS Technologies, Inc.*	12,300	168,510
Nuance Communications, Inc.*	16,100	166,796
Salesforce.com, Inc.*	2,600	83,226
Solera Holdings, Inc.*	8,400	202,440
Sybase, Inc.*	11,900	294,763
		1,554,382
Total Information Technology		3,662,847

Total Common Stocks
(Cost—$18,097,797)		13,069,433

	Principal
	Amount
Short-Term Securities—7.1%
Repurchase Agreement**—7.1%
UBS Securities LLC, 0.10%,
dated 12/31/08, due 01/02/09,
total to be received $1,003,936
(Cost—$1,003,930)	$1,003,930	1,003,930
Total Investments—100.0%
(Cost $19,101,727)		14,073,363
Other Assets Less
Liabilities—%		2,475
Net Assets—100.0%		$14,075,838
____________________

*	Non-income producing security.
**

The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Industry classifications are unaudited.

See Notes to Financial Statements.

43

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager’s Commentary – December 31, 2008

Market Conditions

     According to the National Bureau of Economic Research (NBER), the U.S. economy officially has been in a recession since December 2007. As the year progressed, the U.S. economy weakened under the weight of the credit crisis, increased unemployment, and continued declines in home values. During the second half of 2008, the majority of economic data was decidedly negative, with many readings hitting historical lows. The manufacturing sector contracted, with the Institute for Supply Management (ISM) Index plunging to 32.4% in December—the fifth consecutive month of declines and the lowest reading since June 1980. Home prices continued to decline in the fourth quarter, with the S&P/Case-Schiller 20-City Composite Index down 18.0% year over year and down 23.4% from its peak. Retail and food services sales, according to advanced estimates, declined 1.8% in November. Labor market conditions also weakened, with initial jobless and continuing claims at their highest weekly levels since 1982. November payrolls declined by 533,000 and the national unemployment rate rose to 6.7%. Equities posted one of the worst years on record, with extensive declines across the market cap spectrum. In the credit markets, there was a clear flight to quality as higher-rated securities outperformed lower-rated securities.

     Policymakers responded aggressively to the economic and financial crisis with global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), and the establishment of a commercial paper funding facility, among a number of emergency programs. Since the start of the credit crisis in July 2007, the fed funds rate has been lowered, from 5.25% to a range of zero to 0.25%, and the Federal Reserve Board’s (the Fed) balance sheet has expanded, from $800 billion to nearly $2.2 trillion. During the quarter, the Fed initiated a program to purchase mortgage-backed securities (MBS) with a view toward lowering mortgage rates to assist the residential housing sector.

Factors Affecting Portfolio Performance

     The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Index, for the year ended December 31, 2008.

     Contributing to performance was a reduction in the allocation to convertible holdings and an increase in the allocation to investment grade holdings. Convertibles underperformed investment grade securities by a wide margin during the period. At the industry level, contributing to performance were agency MBS and agency debentures. MBS and agency debentures of Federal National Mortgage Association debentures and U.S. Treasury notes contributed to performance. The more defensive nature of these holdings allowed them to perform better in an extremely volatile environment.

     At the industry level, the support-services, gas distribution, and energy exploration & production industries detracted from performance. Within support-services, business and personal service companies were negatively impacted by tough industry fundamentals amidst the economic downturn. Avis Budget Car Rental’s business was affected by a decline in travel volumes, and the company lowered its guidance for full year results primarily due to lower-than-expected vehicle rental revenues. Energy-related industries did poorly as oil prices fell drastically in the latter half of the year on concerns that demand for energy would decline as global financial problems heightened.

     The preceding commentary was prepared by the Portfolio’s sub-adviser, Lord, Abbett & Co. LLC.

44

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information* (Unaudited)

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2008

		Since
	One Year	Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	(19.22)%	3.77%
Merrill Lynch U.S. High Yield Master II Index	(26.39)%	3.77%
Merrill Lynch U.S. Domestic Master Bond Index	6.20%	5.42%
____________________

*	See Notes to Performance Information.
†	July 1, 2002.

Portfolio Summary
As of December 31, 2008

Percentage
Top Ten Holdings**	of Net Assets
Federal National Mortgage Association
6.00% due 04/01/37	2.6%
Qwest Capital Funding, Inc.
7.90% due 08/15/10	2.1
Federal National Mortgage Association
6.00% due 05/01/33	2.1
Federal National Mortgage Association
6.00% due 03/01/33	1.8
Virginia Electric and Power Co.
4.50% due 12/15/10	1.7
Crown Cork & Seal Co., Inc.
7.38% due 12/15/26	1.3
Buckeye Technologies, Inc.
8.00% due 10/15/10	1.2
Emerson Electric Co.
5.25% due 10/15/18	1.2
Federal National Mortgage Association
6.50% due 02/01/36	1.2
Duke Energy Carolinas LLC
5.38% due 01/01/09	1.2
Total	16.4%

Percentage
S&P Ratings**	of Fixed Income
AAA-A	10.4%
BBB-B	65.2
CCC-C	6.9
DDD-D	0.1
U.S. Government
& Agencies Obligations	14.6
Not Rated Securities	2.8
Total	100.0%

Percentage
Holdings by Sector	of Net Assets
Utilities	15.2%
U.S. Government	14.0
Energy	12.3
Industrials	10.8
Health Care	9.5
Consumer Discretionary	8.6
Telecommunication Services	7.1
Materials	6.6
Financials	6.3
Consumer Staples	5.0
Information Technology	3.2
Other#	1.4
Total	100.0%
____________________

**	Excluding short-term securities and/or cash equivalents.
#	Other includes short-term securities and liabilities in excess of other assets

45

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—96.0%
Consumer Discretionary—8.6%
Apparel, Accessories &
Luxury Goods—0.2%
Levi Strauss & Co.
8.88% due 04/01/16	B+	$25,000	$17,000
Auto Components—0.4%
Cooper-Standard
Automotive, Inc.
8.38% due 12/15/14	C	75,000	13,125
Lear Corp.
8.75% due 12/01/16	B-	25,000	7,250
Stanadyne Corp.
10.00% due 08/15/14	B-	25,000	17,000
			37,375
Automobiles—0.4%
Ford Capital BV
9.50% due 06/01/10	CCC-	50,000	21,750
General Motors Corp.
7.20% due 01/15/11	C	50,000	10,500
			32,250
Hotels, Restaurants &
Leisure—2.2%
Boyd Gaming Corp.
7.13% due 02/01/16	BB-	50,000	29,500
Gaylord Entertainment Co.
8.00% due 11/15/13	B+	50,000	34,500
Isle of Capri Casinos, Inc.
7.00% due 03/01/14	CCC+	50,000	21,250
Scientific Games Corp.
6.25% due 12/15/12	BB-	75,000	60,375
Turning Stone Resort
Casino Enterprise
9.13% due 09/15/14(a)	B+	50,000	38,000
			183,625
Internet & Catalog
Retail—0.2%
Expedia, Inc.
8.50% due 07/01/16(a)	BB	25,000	18,625
Leisure Equipment &
Products—0.5%
Mattel, Inc.
5.63% due 03/15/13	BBB-	50,000	44,152
Media—3.5%
Affinion Group, Inc.
11.50% due 10/15/15	B-	50,000	30,063
Allbritton
Communications Co.
7.75% due 12/15/12	B	75,000	36,844
CCH I Holdings LLC
11.00% due 10/01/15	CCC	134,000	23,450
11.75% due 05/15/14(b)	CCC	50,000	2,562
Echostar DBS Corp.
7.13% due 02/01/16	BB-	25,000	20,875
Idearc, Inc.
8.00% due 11/15/16	CCC	50,000	3,750
Interpublic Group of Cos, Inc.
6.25% due 11/15/14	B+	35,000	15,575
Lamar Media Corp.
6.63% due 08/15/15	BB-	25,000	18,063
Mediacom LLC / Mediacom
Capital Corp.
9.50% due 01/15/13	B-	50,000	37,750
Omnicom Group, Inc.
0.00% due
07/01/38(c)(d)	A-	35,000	31,631
Sinclair Broadcast
Group, Inc.
6.00% due 09/15/12(d)	NR†	100,000	45,500
Univision
Communications, Inc.
9.75% due
03/15/15(a) PIK	CCC	25,000	3,125
Walt Disney Co. (The)
4.50% due 12/15/13	A	30,000	30,198
			299,386
Specialty Retail—0.7%
Brookstone Co., Inc.
12.00% due 10/15/12	B	25,000	14,250
New Albertsons, Inc.
7.25% due 05/01/13	B+	50,000	42,250
			56,500
Textiles, Apparel & Luxury
Goods—0.5%
INVISTA
9.25% due 05/01/12(a)	BB	65,000	45,500
Total Consumer
Discretionary			734,413

Consumer Staples—5.0%
Beverages—1.1%
Constellation Brands, Inc.
7.25% due 05/15/17	BB-	25,000	23,625
Molson Coors
Brewing Co.
2.50% due 07/30/13(d)	BBB	60,000	71,550
			95,175
Food & Staples
Retailing—1.1%
Stater Brothers Holdings
8.13% due 06/15/12	B+	55,000	49,775
SUPERVALU, Inc.
7.50% due 11/15/14	B+	50,000	41,000
			90,775
Food Products—1.7%
Archer-Daniels-
Midland Co.
0.88% due 02/15/14(d)	A	50,000	48,750
Dole Food Co., Inc.
8.75% due 07/15/13	B-	50,000	29,500
General Mills, Inc.
5.20% due 03/17/15	BBB+	25,000	24,435
Kellogg Co.
4.25% due 03/06/13	BBB+	25,000	24,210
Kraft Foods, Inc.
6.75% due 02/19/14	BBB+	20,000	20,755
			147,650

See Notes to Financial Statements.

46

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—(continued)
Consumer Staples—(continued)
Personal Products—1.1%
Elizabeth Arden, Inc.
7.75% due 01/15/14	B+	$100,000	$65,000
Estee Lauder Cos., Inc. (The)
7.75% due 11/01/13	A	25,000	26,431
			91,431
Total Consumer
Staples			425,031

Energy—11.3%
Energy Equipment &
Services—3.5%
Bristow Group, Inc.
6.13% due 06/15/13	BB	100,000	72,000
Cameron International
Corp.
6.38% due 07/15/18	BBB+	20,000	17,594
Cie Generale de
Geophysique-Veritas
7.75% due 05/15/17	BB	25,000	14,500
Complete Production
Services, Inc.
8.00% due 12/15/16	BB-	25,000	15,750
Dresser-Rand Group, Inc.
7.38% due 11/01/14	BB-	47,000	36,190
Hanover Compressor Co.
4.75% due 01/15/14(d)	BB	20,000	12,850
Hornbeck Offshore
Services, Inc.
6.13% due 12/01/14	BB-	70,000	45,500
Key Energy Services, Inc.
8.38% due 12/01/14	BB	25,000	16,500
National Oilwell Varco, Inc.
6.13% due 08/15/15	BBB+	25,000	21,716
Pride International, Inc.
7.38% due 07/15/14	BB+	50,000	46,500
			299,100
Oil, Gas & Consumable Fuels—7.8%
Chesapeake Energy Corp.
6.25% due 01/15/18	BB	50,000	37,000
7.00% due 08/15/14	BB	60,000	49,800
Cimarex Energy Co.
7.13% due 05/01/17	BB	75,000	58,500
Colorado Interstate
Gas Co.
6.80% due 11/15/15	BB	22,000	18,953
El Paso Corp.
7.25% due 06/01/18	BB-	25,000	19,842
Ferrellgas Escrow LLC /
Ferrellgas Finance
Escrow Corp.
6.75% due 05/01/14	B+	40,000	27,600
Forest Oil Corp.
7.25% due 06/15/19		50,000	36,500
7.25% due 06/15/19(a)	B+	25,000	18,250
Inergy LP/Inergy Finance
Corp.
8.25% due 03/01/16	B+	50,000	39,000
KCS Energy, Inc.
7.13% due 04/01/12	B	50,000	37,500
Kerr-McGee Corp.
6.95% due 07/01/24	BBB-	35,000	30,690
Newfield Exploration Co.
7.13% due 05/15/18	BB-	25,000	19,750
Peabody Energy Corp.
7.38% due 11/01/16	BB+	25,000	23,500
Quicksilver Resources, Inc.
1.88% due 11/01/24(d)	B	25,000	15,562
7.13% due 04/01/16	B	50,000	26,750
8.25% due 08/01/15	B	50,000	31,750
Range Resources Corp.
7.25% due 05/01/18	BB	25,000	20,875
7.38% due 07/15/13	BB	25,000	21,812
Tennessee Gas
Pipeline Co.
7.50% due 04/01/17	BB	40,000	35,283
Tesoro Corp.
6.25% due 11/01/12	BB+	25,000	17,250
6.50% due 06/01/17	BB+	25,000	13,719
VeraSun Energy Corp.
9.38% due 06/01/17(e)	D	50,000	6,000
Williams Cos., Inc.
7.88% due 09/01/21	BB+	50,000	38,250
Williams Partners LP/
Williams Partners
Finance Corp.
7.25% due 02/01/17	BBB-	25,000	19,750
			663,886
Total Energy			962,986

Financials—5.7%
Consumer Finance—1.8%
American Express
Credit Corp.
7.30% due 08/20/13	A	50,000	51,180
Ford Motor Credit Co. LLC
7.25% due 10/25/11	CCC+	100,000	73,051
GMAC LLC
7.25% due 03/02/11(a)	CCC	31,000	27,315
			151,546
Diversified Financial
Services—3.5%
Axcan Intermediate
Holdings, Inc.
12.75% due 03/01/16	B-	25,000	21,000
Bunge NA Finance LP
5.90% due 04/01/17	BBB-	25,000	18,197
CIT Group, Inc.
5.20% due 11/03/10	BBB+	50,000	43,330
General Electric
Capital Corp.
4.80% due 05/01/13	AAA	25,000	24,597
Hawker Beechcraft
Acquisition Co. LLC /
Hawker Beechcraft
Notes Co.
8.50% due 04/01/15	B-	50,000	20,500
Hughes Network Systems
LLC/HNS Finance Corp.
9.50% due 04/15/14	B	25,000	20,313

See Notes to Financial Statements.

47

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—(continued)
Financials—(continued)
JPMorgan Chase & Co.
6.00% due 01/15/18	A+	$50,000	$52,776
Sensus Metering
Systems, Inc.
8.63% due 12/15/13	B-	100,000	73,000
Snoqualmie Entertainment
Authority
9.13% due 02/01/15(a)	B	50,000	31,000
			304,713
Insurance—0.4%
MetLife, Inc.
5.00% due 06/15/15	A	25,000	23,418
USI Holdings Corp.
6.02% due 11/15/14(a)(f)	CCC	25,000	10,156
			33,574
Thrifts & Mortgage
Finance—0.0%
Washington Mutual
Bank NV
6.88% due 06/15/11(e)	D	50,000	5
Total Financials			489,838

Health Care—9.1%
Biotechnology—1.9%
BioMarin
Pharmaceutical, Inc.
2.50% due 03/29/13(d)	CCC	20,000	22,600
Biomet, Inc.
10.00% due 10/15/17	B-	75,000	72,000
Gilead Sciences, Inc.
0.63% due 05/01/13(d)	NR†	50,000	68,062
			162,662
Health Care Equipment &
Supplies—0.8%
Advanced Medical
Optics, Inc.
7.50% due 05/01/17	B-	50,000	25,500
Baxter International, Inc.
5.38% due 06/01/18	A+	25,000	26,134
VWR Funding, Inc.
10.25% due
07/15/15 PIK	B-	25,000	15,750
			67,384
Health Care Providers &
Services—3.5%
CHS/Community Health
Systems, Inc.
8.88% due 07/15/15	B	50,000	46,000
DaVita, Inc.
7.25% due 03/15/15	B	75,000	71,250
HCA, Inc.
9.13% due 11/15/14	BB-	50,000	46,375
Select Medical Corp.
7.63% due 02/01/15	CCC+	25,000	13,250
Sun Healthcare Group, Inc.
9.13% due 04/15/15	CCC+	50,000	43,750
United Surgical Partners
International, Inc.
8.88% due 05/01/17	CCC+	50,000	34,250
Vanguard Health Holding
Co. II LLC
9.00% due 10/01/14	CCC+	50,000	41,750
			296,625
Life Sciences Tools &
Services—1.2%
Bio-Rad Laboratories, Inc.
6.13% due 12/15/14	BB+	75,000	60,188
Millipore Corp.
3.75% due 06/01/26(d)	BB-	50,000	43,625
			103,813
Pharmaceuticals—1.7%
ALZA Corp.
0.00% due
07/28/20(c)(d)	AAA	75,000	66,938
Teva Pharmaceutical
Finance Co. BV
1.75% due 02/01/26(d)	BBB+	50,000	54,937
Warner Chilcott Corp.
8.75% due 02/01/15	B-	32,000	28,480
			150,355
Total Health Care			780,839

Industrials—10.8%
Aerospace &
Defense—2.8%
DRS Technologies, Inc.
6.88% due 11/01/13	BBB-	50,000	49,750
Esterline Technologies Corp.
6.63% due 03/01/17	BB	25,000	21,250
Honeywell
International, Inc.
5.30% due 03/01/18	A	50,000	51,014
L-3 Communications Corp.
6.38% due 10/15/15	BB+	75,000	70,125
L-3 Communications
Holdings, Inc.
3.00% due 08/01/35(d)	BB+	50,000	49,750
			241,889
Commercial Services &
Supplies—1.1%
Aleris International, Inc.
10.00% due 12/15/16	CCC+	45,000	7,312
Deluxe Corp.
7.38% due 06/01/15	BB-	50,000	30,000
Hertz Corp. (The)
8.88% due 01/01/14	B+	50,000	30,750
RSC Equipment
Rental, Inc.
9.50% due 12/01/14	B-	50,000	27,500
			95,562
Construction &
Engineering—0.2%
MasTec, Inc.
7.63% due 02/01/17	B+	25,000	18,781

See Notes to Financial Statements.

48

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—(continued)
Industrials—(continued)
Electrical
Equipment—3.3%
Baldor Electric Co.
8.63% due 02/15/17	B	$75,000	$55,875
Belden, Inc.
7.00% due 03/15/17	BB-	50,000	37,500
Emerson Electric Co.
5.25% due 10/15/18	A	100,000	102,140
Evergreen Solar, Inc.
4.00% due 07/15/13(d)	NR†	20,000	6,200
Fisher Scientific
International, Inc.
3.25% due 03/01/24(d)	BBB	25,000	28,031
Roper Industries, Inc.
1.48% due
01/15/34(b)(d)	BB+	100,000	53,625
			283,371
Industrial
Conglomerates—0.7%
Park-Ohio Industries, Inc.
8.38% due 11/15/14	B-	50,000	20,500
RBS Global, Inc. /
Rexnord LLC
9.50% due 08/01/14	B-	50,000	37,250
			57,750
Machinery—0.8%
Actuant Corp.
6.88% due 06/15/17	BB-	25,000	18,812
Gardner Denver, Inc.
8.00% due 05/01/13	BB-	50,000	44,000
			62,812
Professional
Services—1.5%
CRA International, Inc.
2.88% due 06/15/34(d)	NR†	45,000	40,219
FTI Consulting, Inc.
3.75% due 07/15/12(d)	B+	30,000	44,625
7.75% due 10/01/16	BB-	50,000	41,125
			125,969
Road & Rail—0.4%
Ashtead Capital, Inc.
9.00% due 08/15/16(a)	B	25,000	12,875
Canadian National
Railway Co.
4.95% due 01/15/14	A-	20,000	19,602
			32,477
Total Industrials			918,611

Information Technology—3.2%
Computers &
Peripherals—0.3%
EMC Corp.
1.75% due 12/01/11(d)	A-	25,000	24,406
Internet Software &
Services—0.4%
Equinix, Inc.
2.50% due 04/15/12(d)	B-	50,000	37,188
IT Services—0.9%
Ceridian Corp.
11.50% due 11/15/15(a)	CCC+	25,000	13,281
Sungard Data
Systems, Inc.
9.13% due 08/15/13	B	75,000	64,875
			78,156
Semiconductors &
Semiconductor
Equipment—0.7%
Advanced Micro
Devices, Inc.
7.75% due 11/01/12	B	50,000	22,000
Freescale
Semiconductor, Inc.
8.88% due 12/15/14	B-	25,000	11,000
Intel Corp.
2.95% due 12/15/35(d)	A-	25,000	21,656
			54,656
Software—0.9%
Symantec Corp.
0.75% due 06/15/11(d)	NR†	50,000	47,250
Vangent, Inc.
9.63% due 02/15/15	B-	50,000	29,063
			76,313
Total Information
Technology			270,719

Materials—6.6%
Chemicals—1.4%
Airgas, Inc.
7.13% due 10/01/18(a)	BB+	25,000	21,375
Equistar Chemicals LP
7.55% due 02/15/26	CC	25,000	3,125
Huntsman LLC
11.50% due 07/15/12	B+	27,000	21,600
MacDermid, Inc.
9.50% due 04/15/17(a)	CCC+	25,000	13,000
Mosaic Global
Holdings, Inc.
7.30% due 01/15/28	BBB-	50,000	39,125
Rockwood Specialties
Group, Inc.
7.50% due 11/15/14	BB-	30,000	23,100
			121,325
Containers &
Packaging—2.2%
Crown Cork &
Seal Co., Inc.
7.38% due 12/15/26	B	150,000	111,000
Graphic Packaging
International, Inc.
9.50% due 08/15/13	B-	75,000	51,750
Jefferson Smurfit
Corp. U.S.
7.50% due 06/01/13	CCC+	65,000	11,375
Vitro SAB de CV
9.13% due 02/01/17	B-	50,000	15,000
			189,125

See Notes to Financial Statements.

49

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008 (continued)	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—(continued)
Materials—(continued)
Metals & Mining—1.5%
Allegheny Ludlum Corp.
6.95% due 12/15/25	BBB-	$25,000	$22,205
Freeport-McMoRan
Copper & Gold, Inc.
8.25% due 04/01/15	BBB-	50,000	42,500
Newmont Mining Corp.
1.25% due 07/15/14(d)	BBB+	40,000	42,800
Noranda Aluminium
Acquisition Corp.
6.60% due
05/15/15(f) PIK	B-e	50,000	17,000
			124,505
Paper & Forest
Products—1.5%
Buckeye Technologies, Inc.
8.00% due 10/15/10	B	115,000	104,650
International Paper Co.
7.95% due 06/15/18	BBB	25,000	19,759
			124,409
Total Materials			559,364

Telecommunication Services—7.1%
Diversified
Telecommunication
Services—5.6%
Cincinnati Bell, Inc.
8.38% due 01/15/14	B-	100,000	77,000
Nordic Telephone Co.
Holdings ApS
8.88% due 05/01/16(a)	B+	100,000	70,000
Qwest Capital Funding, Inc.
7.90% due 08/15/10	B+	200,000	182,000
Qwest Communications
International, Inc.
3.50% due 11/15/25(d)	B+	20,000	16,825
Sprint Capital Corp.
6.90% due 05/01/19	BB	50,000	35,500
8.38% due 03/15/12	BB	25,000	20,000
Syniverse
Technologies, Inc.
7.75% due 08/15/13	B	75,000	38,344
Windstream Corp.
7.00% due 03/15/19	BB	50,000	38,500
			478,169
Wireless Telecommunication
Services—1.5%
Centennial
Communications Corp.
10.00% due 01/01/13	CCC+	50,000	51,750
Hellas Telecommunications
II SCA
10.50% due
01/15/15(a)(f)	CCC	25,000	5,000
iPCS, Inc.
6.44% due
05/01/14(f) PIK	CCC+	50,000	30,500
MetroPCS Wireless, Inc.
9.25% due 11/01/14	B	25,000	22,375
NII Holdings, Inc.
2.75% due 08/15/25(d)	NR†	25,000	21,656
			131,281
Total Telecommunication
Services			609,450

Utilities—14.6%
Electric Utilities—8.8%
Central Illinois Light Co.
8.88% due 12/15/13	BBB+	50,000	49,952
Commonwealth Edison Co.
5.80% due 03/15/18	BBB+	30,000	27,114
Duke Energy
Carolinas LLC
5.38% due 01/01/09	A-	100,000	99,999
Edison Mission Energy
7.00% due 05/15/17	BB-	50,000	43,500
7.75% due 06/15/16	BB-	100,000	89,000
Nevada Power Co.
5.88% due 01/15/15	BBB	100,000	95,724
Nisource Finance Corp.
6.15% due 03/01/13	BBB-	20,000	15,411
Northeast Utilities
5.65% due 06/01/13	BBB-	50,000	46,675
PSEG Energy
Holdings LLC
8.50% due 06/15/11	BB-	75,000	70,696
Texas Competitive Electric
Holdings Co. LLC
10.50% due 11/01/15(a)	CCC	85,000	60,350
Virginia Electric and
Power Co.
4.50% due 12/15/10	A-	150,000	148,042
			746,463
Gas Utilities—2.3%
MarkWest Energy Partners
LP / MarkWest Energy
Finance Corp.
6.88% due 11/01/14	B+	30,000	18,900
8.50% due 07/15/16	B+	25,000	15,938
National Fuel Gas Co.
6.50% due 04/15/18(a)	BBB+	80,000	73,607
Northwest Pipeline GP
6.05% due 06/15/18	BBB-	25,000	21,811
7.00% due 06/15/16	BBB-	50,000	45,283
Panhandle Eastern
Pipeline Co.
7.00% due 06/15/18	BBB-	30,000	23,955
			199,494
Independent Power
Producers & Energy
Traders—2.7%
AES Corp. (The)
8.00% due 10/15/17	BB-	25,000	20,500
Mirant Americas
Generation LLC
9.13% due 05/01/31	B-	100,000	74,000

See Notes to Financial Statements.

50

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2008 (concluded)	(in U.S. dollars)

	S&P
	Ratings	Principal
	(Unaudited)	Amount	Value
Fixed Income Investments—(continued)
Utilities—(continued)
Mirant North America LLC
7.38% due 12/31/13	B-	$25,000	$24,000
NRG Energy, Inc.
7.38% due 02/01/16	B	50,000	46,500
Reliant Energy, Inc.
6.75% due 12/15/14	BB	25,000	22,500
7.88% due 06/15/17	B+	50,000	40,500
			228,000
Multi-Utilities—0.8%
Dynegy Holdings, Inc.
8.38% due 05/01/16	B	100,000	71,000
Total Utilities			1,244,957

U.S. Government—14.0%
U.S. Government
Agencies—14.0%
Federal National Mortgage
Association
5.50% due 02/01/38	AAA	95,456	97,951
6.00% due 01/01/33	AAA	28,689	29,645
6.00% due 03/01/33	AAA	150,306	155,314
6.00% due 05/01/33	AAA	169,698	175,353
6.00% due 04/01/35	AAA	56,183	57,976
6.00% due 03/01/36	AAA	67,391	69,458
6.00% due 02/01/37	AAA	77,472	79,848
6.00% due 04/01/37	AAA	216,889	223,528
6.00% due 06/01/37	AAA	95,301	98,218
6.50% due 05/01/35	AAA	40,703	42,395
6.50% due 02/01/36	AAA	96,590	100,454
6.50% due 06/01/36	AAA	62,091	64,564
			1,194,704
Total Fixed Income
Investments
(Cost $10,575,657)			8,190,912

		Shares
Convertible Preferred Stocks—2.6%
Energy—1.0%
Oil, Gas & Consumable Fuels—1.0%
Chesapeake Energy Corp.		350	20,912
El Paso Corp.		50	33,000
Williams Cos., Inc.		500	33,875
Total Energy			87,787

Financials—0.6%
Commercial Banks—0.5%
Wells Fargo, Inc.		50	37,500
Insurance—0.1%
MetLife, Inc.		1,000	10,300
Thrifts & Mortgage Finance—0.0%
Fannie Mae		500	525
Total Financials			48,325

Health Care—0.4%
Pharmaceuticals—0.4%
Mylan, Inc.		50	32,951
Utilities—0.6%
Multi-Utilities—0.6%
CMS Energy Corp.		1,000	52,813
Total Convertible
Preferred Stocks
(Cost—$327,662)			221,876

Non-Convertible Preferred Stock—0.0%
Financials—0.0%
Consumer Finance—0.0%
Preferred Blocker, Inc. (GMAC)(a)
(Cost $1,889)		6	1,889

		Principal
		Amount
Short-Term Securities—1.7%
Repurchase Agreement**—1.7%
UBS Securities LLC,
0.10%, dated 12/31/08,
due 01/02/09, total to
be received $142,641
(Cost—$142,640)		$142,640	142,640

Total Investments—100.3%
(Cost $11,047,848)		8,557,317
Liabilities in Excess of
Other Assets—(0.3)%			(26,062)
Net Assets—100.0%			$8,531,255
____________________

†	Not rated by Standard & Poor's Corporation.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices as of December 31, 2008. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)	Security may be offered and sold to qualified institutional buyers under rule 144A of the Securities Act of 1933.

(b)	Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008.

(c)	Zero coupon security - rate disclosed is yield as of December 31, 2008.

(d)	Convertible bond.

(e)	Security in default.

(f)	Floating / Variable rate bond - rate disclosed is as of December 31, 2008.

Glossary:
PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

Industry classifications are unaudited.

See Notes to Financial Statements.

51

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008

	Roszel/Marsico	Roszel/	Roszel/Allianz	Roszel/
	Large Cap	Lord Abbett	CCM Capital	Lord Abbett
	Growth	Affiliated	Appreciation	Mid Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$55,546,688	$40,154,963	$58,258,776	$52,904,411
Investments, at value	42,335,790	32,003,629	47,697,917	32,956,799
Repurchase agreements, at value	3,602,181	620,486	570,208	1,336,389
Total investments, at value	45,937,971	32,624,115	48,268,125	34,293,188
Cash	—	—	—	—
Receivables:
Capital shares sold	10,600,511	469,636	18,178	581,304
Investment advisor	—	—	—	—
Dividends and interest	69,361	53,323	45,879	79,772
Investments sold	—	595,681	1,020,159	—
Prepaid insurance	5,324	3,005	9,053	1,584
Total assets	56,613,167	33,745,760	49,361,394	34,955,848

Liabilities:
Payables:
Administrative fees	7,937	5,752	11,513	7,681
Capital shares redeemed	—	6,772	26,419	13,831
Investment advisor	10,140	12,389	8,205	26,187
Investments purchased	—	100,321	—	—
Transfer agent fees	1,077	640	1,751	1,721
Trustees’ fees	—	—	2,699	209
Accrued expenses	23,855	21,812	52,010	33,066
Total liabilities	43,009	147,686	102,597	82,695
Net Assets	$56,570,158	$33,598,074	$49,258,797	$34,873,153

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$7,177	$4,414	$6,629	$10,275
Paid-in capital	81,013,692	53,196,541	98,536,869	65,019,381
Accumulated undistributed investment
income (loss)—net	269,289	628,597	—	724,706
Accumulated realized capital gain (loss)
on investments—net	(15,111,283)	(12,700,630)	(39,294,050)	(12,269,986)
Unrealized appreciation (depreciation)
on investments—net	(9,608,717)	(7,530,848)	(9,990,651)	(18,611,223)
Net Assets	$56,570,158	$33,598,074	$49,258,797	$34,873,153

Shares Outstanding	7,176,862	4,413,609	6,628,767	10,274,684

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$7.88	$7.61	$7.43	$3.39

See Notes to Financial Statements.

52

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008 (continued)

	Roszel/	Roszel/	Roszel/
	Seligman	Allianz NFJ	JPMorgan	Roszel/
	Mid Cap	Small Cap	Small Cap	Delaware
	Growth	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost	$14,829,176	$75,977,741	$23,813,943	$19,101,727
Investments, at value	10,853,165	68,554,720	17,840,916	13,069,433
Repurchase agreements, at value	1,146,177	3,065,186	—	1,003,930
Total investments, at value	11,999,342	71,619,906	17,840,916	14,073,363
Cash	—	8,669	552	—
Receivables:
Capital shares sold	48,946	61,313	21,735	52,506
Investment advisor	—	—	—	189
Dividends and interest	9,058	154,661	2,373	855
Investments sold	—	317,848	30,487	—
Prepaid insurance	830	2,430	1,349	1,490
Total assets	12,058,176	72,164,827	17,897,412	14,128,403

Liabilities:
Payables:
Administrative fees	3,798	8,829	4,789	4,379
Capital shares redeemed	4,576	14,708	9,006	11,056
Investment advisor	8,703	56,296	11,901	—
Investments purchased	355,503	109,649	99,745	14,340
Transfer agent fees	199	2,107	1,447	2,021
Trustees’ fees	262	—	288	116
Accrued expenses	14,899	20,671	21,450	20,653
Total liabilities	387,940	212,260	148,626	52,565
Net Assets	$11,670,236	$71,952,567	$17,748,786	$14,075,838

Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$2,824	$10,139	$4,049	$2,520
Paid-in capital	23,672,611	75,363,595	31,490,853	25,457,719
Accumulated undistributed investment
income (loss)—net	(2)	1,234,772	—	—
Accumulated realized capital gain (loss)
on investments—net	(9,175,363)	(298,104)	(7,773,089)	(6,356,037)
Unrealized appreciation (depreciation)
on investments—net	(2,829,834)	(4,357,835)	(5,973,027)	(5,028,364)
Net Assets	$11,670,236	$71,952,567	$17,748,786	$14,075,838

Shares Outstanding	2,824,026	10,139,135	4,048,624	2,519,956

Net Asset Value, offering price and
redemption price per share (net
assets ÷ shares outstanding)	$4.13	$7.10	$4.38	$5.59

See Notes to Financial Statements.

53

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2008 (concluded)

Roszel/Lord
Abbett Bond
Debenture
Portfolio
Assets:
Investments, at cost	$11,047,848
Investments, at value	8,414,677
Repurchase agreements, at value	142,640
Total investments, at value	8,557,317
Cash	—
Receivables:
Capital shares sold	—
Investment advisor	1,712
Dividends and interest	160,267
Investments sold	—
Prepaid insurance	749
Total assets	8,720,045
Liabilities:
Payables:
Administrative fees	3,845
Capital shares redeemed	59,262
Investment advisor	—
Investments purchased	114,244
Transfer agent fees	625
Trustees’ fees	—
Accrued expenses	10,814
Total liabilities	188,790
Net Assets	$8,531,255
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$1,033
Paid-in capital	11,595,856
Accumulated undistributed investment income (loss)—net	13,953
Accumulated realized capital gain (loss) on investments—net	(589,056)
Unrealized appreciation (depreciation) on investments—net	(2,490,531)
Net Assets	$8,531,255
Shares Outstanding	1,033,255
Net Asset Value, offering price and redemption price
per share (net assets ÷ shares outstanding)	$8.26

See Notes to Financial Statements.

54

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008

	Roszel/		Roszel/	Roszel/Lord
	Marsico	Roszel/Lord	Allianz	Abbett
	Large Cap	Abbett	CCM Capital	Mid Cap
	Growth	Affiliated	Appreciation	Value
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$880,482	$1,143,799	$1,350,276	$1,450,952
Interest	147,225	54,867	50,868	46,878
Less: Foreign taxes withheld	(88)	(687)	—	—
Total income	1,027,619	1,197,979	1,401,144	1,497,830

Expenses:
Investment advisory fees	552,257	415,299	1,051,150	573,063
Administrative services	131,085	101,812	224,246	124,549
Professional fees	54,522	40,408	71,938	42,555
Transfer agent fees	18,205	15,685	33,234	19,684
Custodian fees	15,885	26,370	24,386	31,364
Printing and shareholder reports	42,703	21,120	54,047	32,350
Trustees’ fees and expenses	14,688	9,915	26,838	11,581
Other	8,333	8,443	16,353	10,591
Total expenses before expense
reductions	837,678	639,052	1,502,192	845,737
Less: Advisory fee waivers and
reimbursements, if any	(79,418)	(68,926)	(59,619)	(72,442)
Less: Reductions from commission
recapture agreements, if any	—	(823)	(12,284)	(287)
Net expenses	758,260	569,303	1,430,289	773,008
Net investment income (loss)	269,359	628,676	(29,145)	724,822

Realized and Unrealized Gain (Loss):
Realized gain (loss) on Investments—net	(14,310,122)	(12,566,876)	(39,105,476)	(10,819,773)
Change in unrealized appreciation
(depreciation) on Investments—net	(21,096,937)	(9,366,810)	(37,289,395)	(21,429,571)
Total realized and unrealized gain
(loss)—net	(35,407,059)	(21,933,686)	(76,394,871)	(32,249,344)

Net Decrease in Net Assets
Resulting from Operations	$(35,137,700)	$(21,305,010)	$(76,424,016)	$(31,524,522)

See Notes to Financial Statements.

55

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008 (continued)

	Roszel/	Roszel/	Roszel/
	Seligman	Allianz NFJ	JPMorgan	Roszel/
	Mid Cap	Small Cap	Small Cap	Delaware
	Growth	Value	Growth	Trend
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$135,208	$1,981,095	$97,604	$63,713
Interest	17,910	12,159	13,418	11,012
Less: Foreign taxes withheld	(545)	(4,645)	—	(825)
Total income	152,573	1,988,609	111,022	73,900

Expenses:
Investment advisory fees	215,836	560,065	347,044	219,631
Administrative services	57,740	116,500	73,988	59,451
Professional fees	33,389	41,420	34,641	31,041
Transfer agent fees	11,592	19,775	14,531	12,091
Custodian fees	17,893	18,933	24,291	30,086
Printing and shareholder reports	11,265	24,563	17,565	10,970
Trustees’ fees and expenses	4,784	11,401	6,957	5,056
Other	5,076	9,058	6,335	5,116
Total expenses before expense
reductions	357,575	801,715	525,352	373,442
Less: Advisory fee waivers and
reimbursements, if any	(66,308)	(44,968)	(69,836)	(76,951)
Less: Reductions from commission
recapture agreements, if any	(4,667)	(2,916)	—	(138)
Net expenses	286,600	753,831	455,516	296,353
Net investment income (loss)	(134,027)	1,234,778	(344,494)	(222,453)

Realized and Unrealized Gain (Loss):
Realized gain (loss) on Investments—net	(8,774,553)	(270,470)	(7,516,254)	(6,351,170)
Change in unrealized appreciation
(depreciation) on Investments—net	(4,340,575)	(12,535,353)	(13,056,653)	(8,836,110)
Total realized and unrealized gain
(loss)—net	(13,115,128)	(12,805,823)	(20,572,907)	(15,187,280)

Net Decrease in Net Assets
Resulting from Operations	$(13,249,155)	$(11,571,045)	$(20,917,401)	$(15,409,733)

See Notes to Financial Statements.

56

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2008 (concluded)

Roszel/Lord
Abbett Bond
Debenture
Portfolio
Investment Income:
Dividends	$22,912
Interest	795,569
Total income	818,481

Expenses:
Investment advisory fees	90,718
Administrative services	42,181
Professional fees	32,727
Transfer agent fees	7,493
Custodian fees	9,018
Printing and shareholder reports	5,657
Trustees’ fees and expenses	2,303
Other	3,656
Total expenses before expense reductions	193,753
Less: Advisory fee waivers and reimbursements, if any	(69,114)
Less: Reductions from commission recapture agreements, if any	—
Net expenses	124,639
Net investment income (loss)	693,842

Realized and Unrealized Gain (Loss):
Realized gain (loss) on Investments—net	(578,606)
Change in unrealized appreciation (depreciation) on Investments—net	(2,402,483)
Net change in unrealized appreciation (depreciation)	(2,402,483)
Total realized and unrealized gain (loss)—net	(2,981,089)

Net Decrease in Net Assets Resulting
from Operations	$(2,287,247)

See Notes to Financial Statements.

57

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Marsico		Roszel/Lord Abbett
	Large Cap Growth		Affiliated
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$269,359	$248,097	$628,676	$651,839
Net realized gain (loss)	(14,310,122)	(285,545)	(12,566,876)	7,582,782
Net change in unrealized appreciation
(depreciation)	(21,096,937)	10,816,508	(9,366,810)	(5,139,250)
Net increase (decrease) in net assets
resulting from operations	(35,137,700)	10,779,060	(21,305,010)	3,095,371

Distributions to Shareholders From:
Investment income—net	(177,248)	—	(651,513)	(484,992)
Realized gains—net	(477,624)	—	(7,622,040)	(2,589,904)
Total distributions	(654,872)	—	(8,273,553)	(3,074,896)

Capital Share Transactions:
Shares sold	29,225,369	66,202,835	17,083,472	31,212,899
Shares issued on reinvestment of
distributions	654,872	—	8,273,553	3,074,896
Shares redeemed	(13,743,688)	(5,678,627)	(20,321,627)	(34,278,183)
Net increase (decrease) in net
assets derived from capital share
transactions	16,136,553	60,524,208	5,035,398	9,612

Net Assets:
Total increase (decrease) in
net assets	(19,656,019)	71,303,268	(24,543,165)	30,087
Beginning of period	76,226,177	4,922,909	58,141,239	58,111,152
End of period	$56,570,158	$76,226,177	$33,598,074	$58,141,239
Net Assets include undistributed
investment income (loss)—net	$269,289	$247,779	$628,597	$651,484

Share Transactions:
Shares sold	2,910,668	5,518,900	1,467,653	2,340,798
Shares issued on reinvestment of
distributions	54,801	—	848,569	229,813
Shares redeemed	(1,313,700)	(430,058)	(2,347,207)	(2,488,348)
Net increase (decrease) in
shares outstanding	1,651,769	5,088,842	(30,985)	82,263

See Notes to Financial Statements.

58

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz		Roszel/Lord Abbett
	CCM Capital Appreciation		Mid Cap Value
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(29,145)	$252,045	$724,822	$604,300
Net realized gain (loss)	(39,105,476)	14,596,009	(10,819,773)	31,030,477
Net change in unrealized appreciation
(depreciation)	(37,289,395)	11,987,759	(21,429,571)	(28,566,560)
Net increase (decrease) in net assets
resulting from operations	(76,424,016)	26,835,813	(31,524,522)	3,068,217

Distributions to Shareholders From:
Investment income—net	(191,157)	(524,914)	(604,010)	(688,364)
Realized gains—net	(14,706,945)	(17,078,941)	(31,467,556)	(19,293,266)
Total distributions	(14,898,102)	(17,603,855)	(32,071,566)	(19,981,630)

Capital Share Transactions:
Shares sold	35,236,451	3,144,297	4,173,933	27,400,327
Shares issued on reinvestment of
distributions	14,898,102	17,603,855	32,071,566	19,981,630
Shares redeemed	(68,373,251)	(39,080,620)	(58,830,133)	(59,673,442)
Net increase (decrease) in net
assets derived from capital share
transactions	(18,238,698)	(18,332,468)	(22,584,634)	(12,291,485)

Net Assets:
Total increase (decrease) in
net assets	(109,560,816)	(9,100,510)	(86,180,722)	(29,204,898)
Beginning of period	158,819,613	167,920,123	121,053,875	150,258,773
End of period	$49,258,797	$158,819,613	$34,873,153	$121,053,875
Net Assets include undistributed
investment income (loss)—net	$—	$251,989	$724,706	$603,979

Share Transactions:
Shares sold	2,770,444	227,663	685,712	2,058,337
Shares issued on reinvestment of
distributions	1,338,554	1,331,608	6,626,357	1,585,844
Shares redeemed	(8,805,100)	(2,833,208)	(7,774,463)	(4,669,530)
Net increase (decrease) in
shares outstanding	(4,696,102)	(1,273,937)	(462,394)	(1,025,349)

See Notes to Financial Statements.

59

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Seligman		Roszel/Allianz NFJ
	Mid Cap Growth		Small Cap Value
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(134,027)	$(372,684)	$1,234,778	$2,031,283
Net realized gain (loss)	(8,774,553)	10,295,531	(270,470)	16,073,362
Net change in unrealized appreciation
(depreciation)	(4,340,575)	(1,907,265)	(12,535,353)	(13,511,745)
Net increase (decrease) in net assets
resulting from operations	(13,249,155)	8,015,582	(11,571,045)	4,592,900

Distributions to Shareholders From:
Investment income—net	—	—	(1,660,434)	(2,128,392)
Realized gains—net	(10,293,700)	(4,301,466)	(16,251,248)	(12,473,709)
Total distributions	(10,293,700)	(4,301,466)	(17,911,682)	(14,602,101)

Capital Share Transactions:
Shares sold	2,650,710	4,305,355	26,062,424	6,490,612
Shares issued on reinvestment of
distributions	10,293,700	4,301,466	17,911,682	14,602,101
Shares redeemed	(26,375,461)	(14,278,793)	(29,396,705)	(34,965,819)
Net increase (decrease) in net
assets derived from capital share
transactions	(13,431,051)	(5,671,972)	14,577,401	(13,873,106)

Net Assets:
Total increase (decrease) in
net assets	(36,973,906)	(1,957,856)	(14,905,326)	(23,882,307)
Beginning of period	48,644,142	50,601,998	86,857,893	110,740,200
End of period	$11,670,236	$48,644,142	$71,952,567	$86,857,893
Net Assets include undistributed
investment income (loss)—net	$(4,657)	$(2)	$1,234,772	$2,027,733

Share Transactions:
Shares sold	299,742	311,381	4,301,836	421,555
Shares issued on reinvestment of
distributions	1,324,801	310,800	1,946,922	985,962
Shares redeemed	(2,343,555)	(1,029,711)	(2,496,637)	(2,323,002)
Net increase (decrease) in
shares outstanding	(719,012)	(407,530)	3,752,121	(915,485)

See Notes to Financial Statements.

60

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/JPMorgan		Roszel/Delaware
	Small Cap Growth		Trend
	Portfolio		Portfolio
	Year Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(344,494)	$(638,677)	$(222,453)	$(243,491)
Net realized gain (loss)	(7,516,254)	11,998,535	(6,351,170)	5,534,285
Net change in unrealized appreciation
(depreciation)	(13,056,653)	(2,656,957)	(8,836,110)	(1,824,028)
Net increase (decrease) in net assets
resulting from operations	(20,917,401)	8,702,901	(15,409,733)	3,466,766

Distributions to Shareholders From:
Investment income—net	—	—	—	—
Realized gains—net	(11,441,439)	(11,939,874)	(5,271,001)	(4,579,733)
Total distributions	(11,441,439)	(11,939,874)	(5,271,001)	(4,579,733)

Capital Share Transactions:
Shares sold	1,370,859	1,787,845	6,609,414	2,637,409
Shares issued on reinvestment of
distributions	11,441,439	11,939,874	5,271,001	4,579,733
Shares redeemed	(28,476,409)	(22,350,601)	(9,196,772)	(11,040,372)
Net increase (decrease) in net
assets derived from capital share
transactions	(15,664,111)	(8,622,882)	2,683,643	(3,823,230)

Net Assets:
Total increase (decrease) in
net assets	(48,022,951)	(11,859,855)	(17,997,091)	(4,936,197)
Beginning of period	65,771,737	77,631,592	32,072,929	37,009,126
End of period	$17,748,786	$65,771,737	$14,075,838	$32,072,929
Net Assets include undistributed
investment income (loss)—net	$—	$(2)	$—	$—

Share Transactions:
Shares sold	165,739	147,277	624,148	198,767
Shares issued on reinvestment of
distributions	1,771,120	1,043,695	595,593	359,195
Shares redeemed	(3,530,576)	(1,832,282)	(1,248,231)	(827,898)
Net increase (decrease) in
shares outstanding	(1,593,717)	(641,310)	(28,490)	(269,936)

See Notes to Financial Statements.

61

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett
	Bond Debenture
	Portfolio
	Year Ended December 31,
	2008	2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$693,842	$771,616
Net realized gain (loss)	(578,606)	233,129
Net change in unrealized appreciation (depreciation)	(2,402,483)	(316,907)
Net increase (decrease) in net assets
resulting from operations	(2,287,247)	687,838

Distributions to Shareholders From:
Investment income—net	(691,840)	(845,120)
Realized gains—net	(229,658)	(30,676)
Total distributions	(921,498)	(875,796)

Capital Share Transactions:
Shares sold	1,418,090	3,329,009
Shares issued on reinvestment of distributions	921,498	875,795
Shares redeemed	(3,737,460)	(4,217,333)
Net increase (decrease) in net assets
derived from capital share transactions	(1,397,872)	(12,529)

Net Assets:
Total increase (decrease) in net assets	(4,606,617)	(200,487)
Beginning of period	13,137,872	13,338,359
End of period	$8,531,255	$13,137,872
Net Assets include undistributed
investment income (loss)—net	$13,953	$9,702

Share Transactions:
Shares sold	138,482	294,510
Shares issued on reinvestment of distributions	92,271	77,992
Shares redeemed	(380,970)	(375,962)
Net increase (decrease) in shares outstanding	(150,217)	(3,460)

See Notes to Financial Statements.

62

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios for the past five years. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Marsico
	Large Cap Growth
	Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80	$11.28	$11.18	$11.54	$11.32
Investment income (loss)—net (a)(b)	0.04	0.07	0.01	(0.01)	0.01
Realized and unrealized gain (loss) on investments—net	(5.86)	2.45	0.60	0.30	0.48
Total from investment operations	(5.82)	2.52	0.61	0.29	0.49
Distributions to shareholders from:
Investment income—net	(0.03)	—	—	(0.01)	(0.00)†
Realized gains—net	(0.07)	—	(0.51)	(0.64)	(0.27)
Total distributions	(0.10)	—	(0.51)	(0.65)	(0.27)
Net asset value, end of period	$7.88	$13.80	$11.28	$11.18	$11.54

Total Return (c)	(42.43)%	22.34%	5.69%	2.92%	4.53%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.22%	1.15%	2.11%	2.10%	2.27%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.08%	0.89%
Investment income (loss)—net before expense
reductions (d)	0.28%	0.49%	(0.95)%	(1.11)%	(1.30)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	0.39%	0.54%	0.07%	(0.11)%	(0.13)%
Investment income (loss)—net of all reductions (b)	0.39%	0.54%	0.07%	(0.09)%	(0.08)%
Supplemental Data:
Net assets, end of period (in thousands)	$56,570	$76,226	$4,923	$4,033	$4,170
Portfolio turnover rate	80%	63%	61%	97%	149%

	Roszel/Lord Abbett
	Affiliated Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.08	$13.32	$12.08	$12.86	$12.11
Investment income (loss)—net (a)(b)	0.12	0.14	0.15	0.11	0.10
Realized and unrealized gain (loss) on investments—net	(4.02)	0.36	1.88	0.23	1.21
Total from investment operations	(3.90)	0.50	2.03	0.34	1.31
Distributions to shareholders from:
Investment income—net	(0.12)	(0.12)	(0.12)	(0.09)	(0.05)
Realized gains—net	(1.45)	(0.62)	(0.67)	(1.03)	(0.51)
Total distributions	(1.57)	(0.74)	(0.79)	(1.12)	(0.56)
Net asset value, end of period	$7.61	$13.08	$13.32	$12.08	$12.86

Total Return (c)	(32.42)%	3.64%	17.50%	3.18%	11.27%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.23%	1.19%	1.19%	1.20%	1.26%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.08%	1.09%	1.08%	1.07%
Investment income (loss)—net before expense
reductions (d)	1.08%	0.94%	1.04%	0.80%	0.60%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.21%	1.03%	1.13%	0.90%	0.76%
Investment income (loss)—net of all reductions (b)	1.21%	1.05%	1.14%	0.92%	0.79%
Supplemental Data:
Net assets, end of period (in thousands)	$33,598	$58,141	$58,111	$38,576	$36,291
Portfolio turnover rate	142%	119%	62%	49%	89%

See Notes to Financial Statements.

63

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz CCM
	Capital Appreciation Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.02	$13.33	$14.32	$13.25	$11.83
Investment income (loss)—net (a)(b)	0.00 †	0.02	0.04	0.03	0.06
Realized and unrealized gain (loss) on investments—net	(5.44)	2.25	0.82	1.20	1.44
Total from investment operations	(5.44)	2.27	0.86	1.23	1.50
Distributions to shareholders from:
Investment income—net	(0.01)	(0.05)	(0.03)	(0.06)	—
Realized gains—net	(1.14)	(1.53)	(1.82)	(0.10)	(0.08)
Total distributions	(1.15)	(1.58)	(1.85)	(0.16)	(0.08)
Net asset value, end of period	$7.43	$14.02	$13.33	$14.32	$13.25

Total Return (c)	(41.52)%	17.69%	6.46%	9.42%	12.80%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.15%	1.09%	1.08%	1.07%	1.10%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.09%	1.08%	1.07%	1.10%
Expenses net of all reductions (b)	1.09%	1.07%	1.04%	1.04%	1.06%
Investment income (loss)—net before expense
reductions (d)	(0.08)%	0.09%	0.27%	0.17%	0.42%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.03)%	0.09%	0.27%	0.17%	0.42%
Investment income (loss)—net of all reductions (b)	(0.02)%	0.11%	0.31%	0.20%	0.46%
Supplemental Data:
Net assets, end of period (in thousands)	$49,259	$158,820	$167,920	$174,211	$183,477
Portfolio turnover rate	172%	123%	170%	142%	146%

	Roszel/Lord Abbett
	Mid Cap Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.27	$12.77	$13.19	$13.28	$11.24
Investment income (loss)—net (a)(b)	0.07	0.05	0.06	0.06	0.06
Realized and unrealized gain (loss) on investments—net	(3.07)	0.20	1.34	0.96	2.53
Total from investment operations	(3.00)	0.25	1.40	1.02	2.59
Distributions to shareholders from:
Investment income—net	(0.09)	(0.06)	(0.06)	(0.05)	(0.07)
Realized gains—net	(4.79)	(1.69)	(1.76)	(1.06)	(0.48)
Total distributions	(4.88)	(1.75)	(1.82)	(1.11)	(0.55)
Net asset value, end of period	$3.39	$11.27	$12.77	$13.19	$13.28

Total Return (c)	(39.60)%	0.50%	12.13%	8.23%	23.77%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.26%	1.15%	1.15%	1.15%	1.15%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss)—net before expense
reductions (d)	0.97%	0.39%	0.43%	0.46%	0.48%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.08%	0.39%	0.43%	0.46%	0.48%
Investment income (loss)—net of all reductions (b)	1.08%	0.40%	0.43%	0.46%	0.48%
Supplemental Data:
Net assets, end of period (in thousands)	$34,873	$121,054	$150,259	$163,424	$157,417
Portfolio turnover rate	31%	42%	24%	30%	32%

See Notes to Financial Statements.

64

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Seligman
	Mid Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.73	$12.81	$13.79	$12.87	$12.24
Investment income (loss)—net (a)(b)	(0.05)	(0.10)	(0.04)	(0.06)	(0.07)
Realized and unrealized gain (loss) on investments—net	(3.67)	2.21	0.71	1.54	1.11
Total from investment operations	(3.72)	2.11	0.67	1.48	1.04
Distributions to shareholders from:
Realized gains—net	(5.88)	(1.19)	(1.65)	(0.56)	(0.41)
Net asset value, end of period	$4.13	$13.73	$12.81	$13.79	$12.87

Total Return (c)	(47.17)%	16.37%	5.63%	11.95%	8.57%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.41%	1.22%	1.19%	1.19%	1.24%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.13%	1.06%	1.03%	1.06%	1.04%
Investment income (loss)—net before expense
reductions (d)	(0.81)%	(0.88)%	(0.47)%	(0.58)%	(0.78)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.55)%	(0.81)%	(0.42)%	(0.54)%	(0.69)%
Investment income (loss)—net of all reductions (b)	(0.53)%	(0.72)%	(0.30)%	(0.45)%	(0.58)%
Supplemental Data:
Net assets, end of period (in thousands)	$11,670	$48,644	$50,602	$61,683	$49,925
Portfolio turnover rate	224%	201%	203%	193%	214%

	Roszel/Allianz NFJ
	Small Cap Value Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.60	$15.16	$14.37	$13.94	$11.47
Investment income (loss)—net (a)(b)	0.19	0.29	0.31	0.25	0.25
Realized and unrealized gain (loss) on investments—net	(2.91)	0.40	2.64	1.30	2.35
Total from investment operations	(2.72)	0.69	2.95	1.55	2.60
Distributions to shareholders from:
Investment income—net	(0.35)	(0.33)	(0.22)	(0.18)	—
Realized gains—net	(3.43)	(1.92)	(1.94)	(0.94)	(0.13)
Total distributions	(3.78)	(2.25)	(2.16)	(1.12)	(0.13)
Net asset value, end of period	$7.10	$13.60	$15.16	$14.37	$13.94

Total Return (c)	(26.31)%	3.30%	21.82%	11.78%	22.83%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.22%	1.16%	1.15%	1.15%	1.17%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.14%	1.14%	1.13%	1.13%
Investment income (loss)—net before expense
reductions (d)	1.80%	1.91%	2.09%	1.73%	2.13%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	1.87%	1.91%	2.09%	1.73%	2.15%
Investment income (loss)—net of all reductions (b)	1.88%	1.92%	2.10%	1.75%	2.17%
Supplemental Data:
Net assets, end of period (in thousands)	$71,953	$86,858	$110,740	$116,708	$96,956
Portfolio turnover rate	69%	28%	27%	39%	51%

See Notes to Financial Statements.

65

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/JPMorgan
	Small Cap Growth Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.66	$12.35	$11.55	$12.70	$11.65
Investment income (loss)—net (a)(b)	(0.07)	(0.11)	(0.11)	(0.11)	(0.11)
Realized and unrealized gain (loss) on investments—net	(3.88)	1.53	1.86	0.73	1.16
Total from investment operations	(3.95)	1.42	1.75	0.62	1.05
Distributions to shareholders from:
Realized gains—net	(3.33)	(2.11)	(0.95)	(1.77)	—
Net asset value, end of period	$4.38	$11.66	$12.35	$11.55	$12.70

Total Return (c)	(43.10)%	11.81%	15.67%	6.41%	9.01%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.44%	1.29%	1.27%	1.26%	1.29%
Expenses net of waivers and reimbursements, if any (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions (b)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income (loss)—net before expense
reductions (d)	(1.14)%	(0.90)%	(0.91)%	(1.00)%	(0.96)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.95)%	(0.86)%	(0.89)%	(0.99)%	(0.92)%
Investment income (loss)—net of all reductions (b)	(0.95)%	(0.86)%	(0.89)%	(0.99)%	(0.92)%
Supplemental Data:
Net assets, end of period (in thousands)	$17,749	$65,772	$77,632	$82,692	$73,682
Portfolio turnover rate	56%	77%	87%	115%	111%

	Roszel/Delaware
	Trend Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.59	$13.13	$13.96	$13.62	$12.39
Investment income (loss)—net (a)(b)	(0.08)	(0.09)	(0.10)	(0.08)	(0.09)
Realized and unrealized gain (loss) on investments—net	(5.00)	1.42	1.06	0.69	1.51
Total from investment operations	(5.08)	1.33	0.96	0.61	1.42
Distributions to shareholders from:
Realized gains—net	(1.92)	(1.87)	(1.79)	(0.27)	(0.19)
Net asset value, end of period	$5.59	$12.59	$13.13	$13.96	$13.62

Total Return (c)	(45.98)%	9.93%	7.62%	4.74%	11.54%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.45%	1.29%	1.28%	1.20%	1.20%
Expenses net of waivers and reimbursements, if any (e)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (b)	1.15%	1.13%	1.13%	1.13%	1.14%
Investment income (loss)—net before expense
reductions (d)	(1.16)%	(0.85)%	(0.86)%	(0.71)%	(0.77)%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	(0.86)%	(0.71)%	(0.73)%	(0.66)%	(0.72)%
Investment income (loss)—net of all reductions (b)	(0.86)%	(0.69)%	(0.71)%	(0.64)%	(0.71)%
Supplemental Data:
Net assets, end of period (in thousands)	$14,076	$32,073	$37,009	$42,541	$79,235
Portfolio turnover rate	117%	76%	64%	63%	48%

See Notes to Financial Statements.

66

MLIG Variable Insurance Trust
Financial Highlights (conluded)

	Roszel/Lord Abbett
	Bond Debenture Portfolio
	Year Ended December 31,
	2008	2007	2006	2005	2004
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.10	$11.24	$11.14	$11.74	$11.48
Investment income (loss)—net (a)(b)	0.62	0.65	0.60	0.59	0.60
Realized and unrealized gain (loss) on investments—net	(2.64)	(0.05)	0.36	(0.34)	0.35
Total from investment operations	(2.02)	0.60	0.96	0.25	0.95
Distributions to shareholders from:
Investment income—net	(0.62)	(0.71)	(0.62)	(0.62)	(0.62)
Realized gains—net	(0.20)	(0.03)	(0.24)	(0.23)	(0.07)
Total distributions	(0.82)	(0.74)	(0.86)	(0.85)	(0.69)
Net asset value, end of period	$8.26	$11.10	$11.24	$11.14	$11.74

Total Return (c)	(19.22)%	5.45%	9.16%	2.23%	8.14%

Ratios to Average Net Assets:
Expenses before expense reductions (d)	1.71%	1.71%	1.52%	1.39%	1.47%
Expenses net of waivers and reimbursements, if any (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense
reductions (d)	5.51%	5.16%	4.95%	4.91%	4.93%
Investment income (loss)—net of waivers and
reimbursements, if any (e)	6.12%	5.77%	5.37%	5.20%	5.30%
Investment income (loss)—net of all reductions (b)	6.12%	5.77%	5.37%	5.20%	5.30%
Supplemental Data:
Net assets, end of period (in thousands)	$8,536	$13,138	$13,338	$12,270	$14,860
Portfolio turnover rate	32%	47%	41%	53%	87%
____________________

Notes to Financial Highlights:

(a)	Based on average shares outstanding during the respective periods.

(b)	Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(c)	Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(d)	Does not include advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(e)	Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

†	Per share amount is less than $0.01.

See Notes to Financial Statements.

67

MLIG Variable Insurance Trust
Notes to Financial Statements

1. Significant Accounting Policies:

     MLIG Variable Insurance Trust (the “Trust”) is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Advisor to these Portfolios is Roszel Advisors, LLC (the “Advisor”). The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Nine portfolios are included in this annual report consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio (the “Portfolios”). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”). MLLIC and MLLICNY are wholly owned subsidiaries of AEGON U.S.A. The Portfolios serve as funding vehicles for certain variable annuity insurance contracts issued by MLLIC & MLLICNY. The Trust does not offer its shares directly to the public. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the “Administrator”) pursuant to procedures established by the Trust’s Board of Trustees (the “Board”). These prices are derived from the pricing services pricing model. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

     If quotations are not readily available for a security, or if the Advisor or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Trust may value the security using procedures approved by the Trust’s Board that are designed to establish the security’s fair value (“valuation procedures”). While the valuation procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Advisor relies on its valuation procedures in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-U.S. dollar securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined using the valuation procedures may be different from the last available quotation or other market price. The valuation procedures for securities of foreign issuers and/or non-U.S. dollar securities will, in most cases, include consultation with an independent valuation pricing service. Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of

68

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee of the Trust under the valuation procedures for any security may vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Advisor cannot assure that a security can be sold at the fair value assigned to it at any time.

     The Portfolios adopted the Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”, effective January 1, 2008. FAS 157 establishes a framework for measuring fair value and expands disclosure surrounding the various inputs that are used in determining the value of the Portfolios’ investments. These inputs are summarized into the three broad levels listed below:

• Level 1 —	Quoted prices in active markets for identical securities.
• Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 —	Significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments.

     The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolios’ investments carried at fair value:

		Quoted Prices
		in Active	Other
		Markets for	Significant	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
Portfolio	Total	(Level 1)	(Level 2)	(Level 3)
Roszel/Marsico Large Cap Growth Portfolio	$45,937,971	$42,335,790	$3,602,181	$—
Roszel/Lord Abbett Affiliated Portfolio	32,624,115	32,003,629	620,486	—
Roszel/Allianz CCM Capital Appreciation Portfolio	48,268,125	47,697,917	570,208	—
Roszel/Lord Abbett Mid Cap Value Portfolio	34,293,188	32,956,799	1,336,389	—
Roszel/Seligman Mid Cap Growth Portfolio	11,999,342	10,853,165	1,146,177	—
Roszel/Allianz NFJ Small Cap Value Portfolio	71,619,906	68,554,720	3,065,186	—
Roszel/JPMorgan Small Cap Growth Portfolio	17,840,916	17,413,916	427,000	—
Roszel/Delaware Trend Portfolio	14,073,363	13,069,433	1,003,930	—
Roszel/Lord Abbett Bond Debenture Portfolio	8,557,317	70,977	8,486,340	—

     At January 1, 2008 and December 31, 2008 there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

     (b) New accounting pronouncements—In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management does not believe there will be a material impact.

     (c) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York’s list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

69

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     (d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (e) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     (f) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (g) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/ Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     (h) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

     If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

70

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss) accumulated net realized gain (loss) and paid-in capital at December 31, 2008 as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Portfolio	Income (Loss)	Gain (Loss)	Paid-In-Capital
Roszel/Marsico Large Cap Growth Portfolio	$(70,601)	$1,344	$69,257
Roszel/Lord Abbett Affiliated Portfolio	(50)	50	—
Roszel/Allianz CCM Capital Appreciation Portfolio	(31,687)	61,038	(29,351)
Roszel/Lord Abbett Mid Cap Value Portfolio	(85)	85	—
Roszel/Seligman Mid Cap Growth Portfolio	134,027	13	(134,040)
Roszel/Allianz NFJ Small Cap Value Portfolio	(367,305)	185,374	181,931
Roszel/JPMorgan Small Cap Growth Portfolio	344,496	68	(344,564)
Roszel/Delaware Trend Portfolio	222,453	36,097	(258,550)
Roszel/Lord Abbett Bond Debenture Portfolio	2,249	(2,249)	—

     Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio’s next taxable year. For the period from November 1, 2008 to December 31, 2008, the following Portfolios incurred and elected to defer until January 1, 2009 for U.S. Federal income tax purposes net capital losses as stated below:

	Post October	Post October
Portfolio	Capital Losses	Currency Losses
Roszel/Marsico Large Cap Growth Portfolio	$2,519,247	$—
Roszel/Lord Abbett Affiliated Portfolio	3,194,879	—
Roszel/Allianz CCM Capital Appreciation Portfolio	21,233,062	—
Roszel/Lord Abbett Mid Cap Value Portfolio	3,081,185	—
Roszel/Seligman Mid Cap Growth Portfolio	2,227,716	—
Roszel/Allianz NFJ Small Cap Value Portfolio	2,808,993	—
Roszel/JPMorgan Small Cap Growth Portfolio	2,906,104	—
Roszel/Delaware Trend Portfolio	3,427,616	—
Roszel/Lord Abbett Bond Debenture Portfolio	217,772	—

     On December 31, 2008, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

Expiration Date December 31,
Portfolio	2016
Roszel/Marsico Large Cap Growth Portfolio	$11,813,632
Roszel/Lord Abbett Affiliated Portfolio	6,755,634
Roszel/Allianz CCM Capital Appreciation Portfolio	14,739,374
Roszel/Lord Abbett Mid Cap Value Portfolio	7,068,521
Roszel/Seligman Mid Cap Growth Portfolio	5,956,031
Roszel/JPMorgan Small Cap Growth Portfolio	4,087,273
Roszel/Delaware Trend Portfolio	1,989,178
Roszel/Lord Abbett Bond Debenture Portfolio	363,091

71

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     The tax characters of distributions paid were as follows:

	2008 Distributions		2007 Distributions
	Paid From		Paid From
	Ordinary	Long-Term	Ordinary	Long-Term
Portfolio	Income	Capital Gain	Income	Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$302,188	$352,684	$—	$—
Roszel/Lord Abbett Affiliated Portfolio	2,225,489	6,018,064	676,000	2,398,896
Roszel/Allianz CCM Capital Appreciation Portfolio	7,320,708	7,577,394	2,097,192	15,506,663
Roszel/Lord Abbett Mid Cap Value Portfolio	2,142,577	29,928,989	1,677,323	18,304,307
Roszel/Seligman Mid Cap Growth Portfolio	8,890,375	1,403,325	839,421	3,462,045
Roszel/Allianz NFJ Small Cap Value Portfolio	3,073,458	14,838,224	4,358,465	10,243,636
Roszel/JPMorgan Small Cap Growth Portfolio	2,847,552	8,593,887	5,712,647	6,227,227
Roszel/Delaware Trend Portfolio	—	5,271,001	330,982	4,248,751
Roszel/Lord Abbett Bond Debenture Portfolio	695,903	225,595	864,035	11,761

     At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-Term
Portfolio	Ordinary Income	Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$269,290	$—
Roszel/Lord Abbett Affiliated Portfolio	628,599	—
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—
Roszel/Lord Abbett Mid Cap Value Portfolio	724,708	—
Roszel/Seligman Mid Cap Growth Portfolio	—	—
Roszel/Allianz NFJ Small Cap Value Portfolio	1,234,772	3,116,774
Roszel/JPMorgan Small Cap Growth Portfolio	—	—
Roszel/Delaware Trend Portfolio	—	—
Roszel/Lord Abbett Bond Debenture Portfolio	13,955	—

     The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and post-October capital losses.

2. Investment Advisory Fees and Other Transactions with Affiliates:

     The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2008, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%
Roszel/Delaware Trend Portfolio	0.85%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

72

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     For the year ended December 31, 2008, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

		Commission
Portfolio	Broker	Paid
Roszel/Lord Abbett Affiliated Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	$4,342
	Citation Financial Group	823
Roszel/Allianz CCM Capital Appreciation Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	19,559
	Oppenheimer & Co.	1,588
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	3,935
	Citation Financial Group	156
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	1,629
	Citation Financial Group	2,084
Roszel/Allianz NFJ Small Cap Value Portfolio	Citation Financial Group	1,866
Roszel/JPMorgan Small Cap Growth Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	1,550
Roszel/Delaware Trend Portfolio	Merrill Lynch, Pierce,
	Fenner & Smith Incorporated	1,505
	Citation Financial Group	1,958

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Expense
Portfolio	Reductions
Roszel/Marsico Large Cap Growth Portfolio	$—
Roszel/Lord Abbett Affiliated Portfolio	823
Roszel/Allianz CCM Capital Appreciation Portfolio	12,284
Roszel/Lord Abbett Mid Cap Value Portfolio	287
Roszel/Seligman Mid Cap Growth Portfolio	4,667
Roszel/Allianz NFJ Small Cap Value Portfolio	2,916
Roszel/JPMorgan Small Cap Growth Portfolio	—
Roszel/Delaware Trend Portfolio	138
Roszel/Lord Abbett Bond Debenture Portfolio	—

     Financial Data Services, Inc. (“FDS”), an affiliate of the Advisor, is the Trust’s transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

     The Trust’s distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and MLIG.

73

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

3. Investments:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2008 were as follows:

Portfolio	Purchases	Sales
Roszel/Marsico Large Cap Growth Portfolio	$56,317,991	$48,842,129
Roszel/Lord Abbett Affiliated Portfolio	71,950,837	69,886,555
Roszel/Allianz CCM Capital Appreciation Portfolio	219,578,533	252,608,998
Roszel/Lord Abbett Mid Cap Value Portfolio	20,361,539	73,456,145
Roszel/Seligman Mid Cap Growth Portfolio	56,238,875	80,217,811
Roszel/Allianz NFJ Small Cap Value Portfolio	45,867,597	50,788,811
Roszel/JPMorgan Small Cap Growth Portfolio	20,546,876	47,612,705
Roszel/Delaware Trend Portfolio	29,735,182	32,837,256
Roszel/Lord Abbett Bond Debenture Portfolio	3,512,531	4,657,167

     As of December 31, 2008, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)
Roszel/Marsico Large Cap Growth Portfolio	$56,325,092	$1,048,891	$(11,436,012)	$(10,387,121)
Roszel/Lord Abbett Affiliated Portfolio	42,905,079	413,090	(10,694,054)	(10,280,964)
Roszel/Allianz CCM Capital Appreciation Portfolio	61,580,391	638,754	(13,951,020)	(13,312,266)
Roszel/Lord Abbett Mid Cap Value Portfolio	55,024,690	362,273	(21,093,775)	(20,731,502)
Roszel/Seligman Mid Cap Growth Portfolio	15,820,794	369,401	(4,190,853)	(3,821,452)
Roszel/Allianz NFJ Small Cap Value Portfolio	76,256,915	5,717,293	(10,354,302)	(4,637,009)
Roszel/JPMorgan Small Cap Growth Portfolio	24,593,661	724,040	(7,476,785)	(6,752,745)
Roszel/Delaware Trend Portfolio	20,040,970	370,343	(6,337,950)	(5,967,607)
Roszel/Lord Abbett Bond Debenture Portfolio	11,056,041	69,256	(2,567,980)	(2,498,724)

4. Expense Limitation:

     The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Trust’s Board. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, acquired fund fees and expenses, dividends payable on securities sold short, and other expenses related to short sales, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Fee
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1.10%
Roszel/Allianz CCM Capital Appreciation Portfolio	1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	1.15%
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15%
Roszel/JPMorgan Small Cap Growth Portfolio	1.25%
Roszel/Delaware Trend Portfolio	1.15%
Roszel/Lord Abbett Bond Debenture Portfolio	1.10%

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MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

     The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2008, advisory fee waivers and expense reimbursements were as follows:

	Advisory
	Fees	Expense
Portfolio	Waived	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$79,418	$—
Roszel/Lord Abbett Affiliated Portfolio	68,926	—
Roszel/Allianz CCM Capital Appreciation Portfolio	59,619	—
Roszel/Seligman Mid Cap Growth Portfolio	72,442	—
Roszel/Lord Abbett Mid Cap Value Portfolio	66,308	—
Roszel/Allianz NFJ Small Cap Value Portfolio	44,968	—
Roszel/JPMorgan Small Cap Growth Portfolio	69,836	—
Roszel/Delaware Trend Portfolio	76,951	—
Roszel/Lord Abbett Bond Debenture Portfolio	69,114	—

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

     As of December 31, 2008 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total
				Eligible for
Portfolio	2009	2010	2011	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$46,115	$27,690	$79,418	$153,223
Roszel/Lord Abbett Affiliated Portfolio	39,142	53,581	68,926	161,649
Roszel/Allianz CCM Capital Appreciation Portfolio	—	—	59,619	59,619
Roszel/Lord Abbett Mid Cap Value Portfolio	—	11,647	72,442	84,089
Roszel/Seligman Mid Cap Growth Portfolio	26,391	36,525	66,308	129,224
Roszel/Allianz NFJ Small Cap Value Portfolio	2,258	6,187	44,968	53,413
Roszel/JPMorgan Small Cap Growth Portfolio	20,196	29,434	69,836	119,466
Roszel/Delaware Trend Portfolio	48,234	50,283	76,951	175,468
Roszel/Lord Abbett Bond Debenture Portfolio	53,432	82,150	69,114	204,696

5. Subsequent Event:

     The Advisor to these Portfolios is Roszel Advisors, LLC, an indirect, wholly owned subsidiary of Merrill Lynch & Co. (“ML&Co.”), which, effective January 1, 2009, became a wholly owned subsidiary of Bank of America Corporation (“BAC”).

75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the “Trust”), consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/ Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio (collectively the “Portfolios”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 19, 2009

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

     The Board, which includes as members only trustees who are not “interested persons” as defined in the 1940 Act (“independent trustees”), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

     At a meeting of the Board on October 31, 2008, the Board, with the assistance of independent counsel, considered (1) the approval of a new investment Sub-Advisory Agreement between Roszel Advisors and RiverSource Investments, LLC on behalf of the Roszel/Seligman Mid Cap Growth Portfolio; (2) the approval of a new Management Agreement with respect to each Portfolio; and (3) the approval of a new Sub-Advisory Agreement for each Portfolio.

THE ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

     In July 2008, J. & W. Seligman & Co (“Seligman”), the Sub-Adviser for the Roszel/Seligman Mid Cap Growth Portfolio (the “Seligman Portfolio”), announced that it had entered into an agreement to be acquired by Ameriprise Financial, Inc. (“Ameriprise”) in a friendly transaction (the “Transaction”). The Transaction, an all-cash acquisition of Seligman by Ameriprise, closed on November 7, 2008 and Seligman became a part of Ameriprise’s asset management unit, RiverSource Investments, LLC (“RiverSource”).

     In anticipation of the Transaction, on October 31, 2008, the Board considered the details of the Transaction and the services provided by Seligman and determined that it wished to retain the Seligman division of RiverSource as the Sub-Adviser to the Seligman Portfolio after the completion of the Transaction. At the October 31st meeting, the Board approved a new Sub-Advisory agreement on behalf of the Seligman Portfolio between Roszel Advisors and RiverSource to take effect immediately after the completion of the Transaction.

     At the October 31, 2008 meeting, the Board discussed the relationship of the Transaction to Seligman’s ability to manage the Seligman Portfolio. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of its Sub-Advisory agreements. The Board’s conclusions from its March 13, 2008 meeting are set forth in detail below under the heading “The March 13, 2008 Meeting”.

     Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Seligman Agreement at the March 13, 2008 meeting would be affected in any significant way by the Transaction. Roszel Advisors also informed the Board that no changes were expected to the portfolio management team managing the Seligman Portfolio as a result of the Transaction, as all of Seligman’s portfolio management teams were expected to transfer to the Seligman division of RiverSource.

     At the October 31, 2008 meeting, the Board also reviewed updated information concerning the Portfolio, including performance information as of September 30, 2008. Based on its review and the representation from Roszel Advisors that no changes were expected to Seligman’s relationship to the Portfolio as a result of the transaction, and based on the fact that the RiverSource Agreement is materially identical to the Seligman Agreement in all respects except for the date of effectiveness and the legal identity of the Sub-Adviser, the Board determined that its basis for the approval of the Seligman Agreement supported its approval of the RiverSource Agreement. Thus, at the October 31, 2008 meeting, the Board unanimously approved the RiverSource Agreement.

77

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

NEW MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENTS FOR EACH PORTFOLIO

     On September 15, 2008, Merrill Lynch & Co., Inc. (“ML&Co.”) and Bank of America Corporation (“BAC”), both widely-held, publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a direct, wholly-owned merger subsidiary of BAC would be merged with and into ML&Co (the “Merger”). The Merger was completed on January 1, 2009 and ML&Co is now a wholly-owned subsidiary of BAC.

     Although ML&Co. did not believe that the Merger would cause an “assignment” of the Trust’s then current investment management agreement under the 1940 Act, it is possible that the Merger could have been determined to cause such an assignment, which would have resulted under provisions of the 1940 Act in the automatic termination of the then current investment management agreement. To address this uncertainty and to prevent any potential disruption in Roszel Advisors’ ability to continue to provide services to the Portfolios after the completion of the Merger, the Board approved a new Management Agreement for the Trust.

     The Sub-Advisory Agreement for each Portfolio contains a provision stating that the agreement will terminate upon the termination of the Trust’s investment management agreement. Thus, to the extent that the Merger could have been deemed an “assignment” of the then current investment management agreement, all of the Trust’s then current Sub-Advisory Agreements (the “Former Sub-Advisory Agreements” and each a “Former Sub-Advisory Agreement”) would also have terminated. As a result of this uncertainty, the Board determined that it would approve new Sub-Advisory Agreements with each of the Trust’s Sub-Advisers (the “New Sub-Advisory Agreements” and each a “New Sub-Advisory Agreement”).

     At the October 31, 2008 meeting, the Board discussed the relationship of the Merger to Roszel Advisors and its ability to manage the Trust. The Board further discussed the lack of any connection between the Merger and the ability of the Sub-Advisers to manage the Portfolios. The Board acknowledged that its approval of the New Sub-Advisory Agreements was not required because of any changes with respect to any of the Sub-Advisers, but because of the operation of a technical legal clause in the Former Sub-Advisory Agreements.

     The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of the Current Management Agreement and the Former Sub-Advisory Agreements. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Former Sub-Advisory Agreements at the March 13, 2008 meeting would be affected in any way by the Merger. Roszel Advisors further informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current Management Agreement at the March 13, 2008 meeting would be affected in any significant way by the Merger. Roszel Advisors also informed the Board that no changes were expected to Roszel Advisors as a result of the Merger.

     With respect to the Seligman Portfolio, the Board reviewed its conclusions made earlier in the day to retain Seligman as the Sub-Adviser for the Seligman Portfolio after the closing of the Transaction when Seligman would become a part of RiverSource. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the retention of Seligman, as a division of RiverSource, as the Sub-Adviser for the Seligman Portfolio after the closing of the Transaction would be affected in any way by the Merger.

     The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees.

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     The Board’s determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the New Management Agreement and the New Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Review of the March 13, 2008 Meeting

     In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisers were present.

     At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, Sub-Advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds (“Comparable Group”), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio (“Competitor Group”).

     Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

     Roszel Advisors

     The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

     Sub-Advisers

     The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment Sub-Advisory services to the Portfolio.

     One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

Investment Performance

     The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio’s performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio’s inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

     For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no Sub-Adviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

     Roszel/Marsico Large Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the Sub-Adviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

80

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     Roszel/Lord Abbett Affiliated Portfolio

     The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three year period ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

     Roszel/Allianz CCM Capital Appreciation Portfolio

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2008. For each of the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group.

     Roszel/Lord Abbett Mid Cap Value Portfolio

     The Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 5th, 5th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Lord Abbett mid cap value team had managed a similar fund for a longer period and that the fund had 1st quintile performance against its peers over a ten year period.

     Roszel/Seligman Mid Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

     Roszel/Allianz NFJ Small Cap Value Portfolio

     The Portfolio outrperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st quintile relative to its Competitor Group.

     Roszel/JPMorgan Small Cap Growth Portfolio

     The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 1st, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that JPMorgan had changed portfolio managers approximately three years ago.

     Roszel/Delaware Trend Portfolio

     The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

81

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

     Roszel/Lord Abbett Bond Debenture Portfolio

     The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 1st, 3rd, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that Lord Abbett implements an investment strategy including high yield bonds, investment grade bonds, foreign bonds and convertible securities.

Advisory Fees, Sub-Advisory Fees and Total Expenses

     The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the Sub-Advisory fees paid by Roszel Advisors to the Sub-Advisers. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio’s contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the “Expense Limitation Agreement”), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability

     The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The Board reviewed information on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for the Roszel/Lord Abbett Bond Debenture Portfolio. Roszel Advisors also estimated that its entire profit for 2007 was more than offset by the payment of administrative services fees to the insurance companies that offer the variable contracts through which the Trust’s Portfolios are offered.

     In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2009, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed certain information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

Additional Benefits

     The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any direct or indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio (in addition to advisory fees). The Board considered each Sub-Adviser’s brokerage policies, including any

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

     The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios’ respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreement and the Sub-Adviser level with respect to the Sub-Advisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusions

     At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2009 and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2009, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

Conclusions at the October 31, 2008 Meeting

     At its October 31, 2008 meeting, the Board reviewed its conclusions from the March 13, 2008 meeting, information related to the Portfolios (including performance information as of September 30, 2008), and information related to the Merger. Based on its review and the representation from Roszel Advisors that no changes were expected to any of the Sub-Advisory relationships or to Roszel Advisors as a result of the Merger, and based on the fact that the New Sub-Advisory Agreements contain the same material provisions as the Former Sub-Advisory Agreements in all respects except for the date of effectiveness, and the fact that the New Management Agreement is identical to the Current Management Agreement in all respects except for the date of effectiveness, the Board determined that its basis for the approval of the Former Sub-Advisory Agreements supported its approval of the New Sub-Advisory Agreements and that its basis for the approval of the Current Management Agreement supported its approval of the New Management Agreement. Thus, at the October 31, 2008 meeting, the Board unanimously approved the New Sub-Advisory Agreements and the New Management Agreement.

83

Trust Management
Trustees and Officers

     The Trust’s board of trustees is responsible for overseeing the Trust’s affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

     The following information is provided for each trustee and officer of the Trust as of December 31, 2008.

Number of
			Principal	Portfolios in Trust
	Position(s)	Term of Office	Occupation(s)	Complex	Other
Name, Address	Held with	and Length of	During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Independent Trustees
Robert M. Bordeman	Trustee	Indefinite term	1995 - Present Chief	24	None
1700 Merrill Lynch Drive		Since June 5, 2002	Executive Officer,
Pennington, NJ 08534			Safeway Insurance
(52)			Group
Lisa Wilhelm Haag	Trustee	Indefinite term	February 2008 -	24	None
1700 Merrill Lynch Drive		Since September 7,	Present, Director -
Pennington, NJ 08534		2005	Fixed Income &
(50)			Currency, Trust
Investment, The
Boeing Company

2001 - December,
2007 Vice President
Trustmark Insurance
Kevin J. Tierney	Trustee	Indefinite term	1999 - Present	24	None
1700 Merrill Lynch Drive		Since June 5, 2002	Kevin J. Tierney,
Pennington, NJ 08534	Chairperson of the	Indefinite term	Attorney at Law
(57)	Board	Since March 2006

84

Trust Management
Trustees and Officers (continued)

Number of
			Principal	Portfolios in Trust
	Position(s)	Term of Office	Occupation(s)	Complex	Other
Name, Address	Held with	and Length of	During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Officers
Deborah J. Adler	President	Indefinite term	January 6, 2006 to	N/A	N/A
1700 Merrill Lynch Drive		Since March 2006	Present, President,
Pennington, NJ 08534			Chairperson of the
(47)			Board, Chief
Executive Officer
and Chief Actuary,
Merrill Lynch
Insurance
Group, Inc.

	Senior Vice	September 7, 2005	February 2005 -
	President	to March 2006	January 6, 2006,
First Vice President,
Chief Actuary and
Director of Product
Development,
Actuarial & Funds
Management,
Merrill Lynch
Insurance
Group, Inc.

	Trustee	May 2003 to	April 2003 -
		September 2005	January 2005,
Senior Vice
President, Chief
Actuary and
Director of Product
Development,
Actuarial & Funds
Management,
Merrill Lynch
Insurance
Group, Inc.
J. David Meglen	Vice President	Indefinite term	April 2002 -	N/A	N/A
1700 Merrill Lynch Drive		Since June 5, 2002	Present, Vice
Pennington, NJ 08534			President and Chief
(45)			Operating Officer,
Roszel Advisors,
LLC

85

Trust Management
Trustees and Officers (concluded)

Number of
			Principal	Portfolios in Trust
	Position(s)	Term of Office	Occupation(s)	Complex	Other
Name, Address	Held with	and Length of	During	Overseen by	Directorships
and (Age)	the Trust	Time Served	Past 5 years	Trustee	Held by Trustee
Ann Strootman	Treasurer and	Indefinite term	February 2008 -	N/A	N/A
1700 Merrill Lynch Drive	Chief Financial	Since July 13, 2006	Present, Director,
Pennington, NJ 08534	Officer		Chief Financial Officer,
(46)			Americas Distribution
Group, Merrill Lynch

October 2005 -
February 2008, Vice
President, Reporting,
Planning & Analysis,
Merrill Lynch
Insurance Group

April 2004 -
September 2005,
Independent
Consultant

May 1991 - March
2004, Vice President
& Controller, Penn
Mutual Life
Insurance Company
Lori M. Salvo	Chief Compliance	Indefinite term	1/2009 - Present,	N/A	N/A
1700 Merrill Lynch Drive	Officer and	Since June 27,	First Vice President
Pennington, NJ 08534	Secretary	2008	and General Counsel
(56)			to Merrill Lynch
Insurance Group

6/2008 - 1/2009,
Director and General
Counsel to Merrill
Lynch Insurance Group

2/2007 - 6/2008,
Director and Deputy
General Counsel to
Merrill Lynch
Insurance Group

10/2002 - 2/2007,
Director of Compliance
to Merrill Lynch
Insurance Group
Frances C. Grabish	Assistant	Indefinite term	1999 - Present, Vice	N/A	N/A
1700 Merrill Lynch Drive	Secretary	Since June 5, 2002	President, Senior
Pennington, NJ 08534			Counsel to Merrill
(40)			Lynch Insurance Group

86

MLIG Variable Insurance Trust
FEDERAL TAX INFORMATION (Unaudited)

     For the year ended December 31, 2008, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Dividends
Received
Portfolio	Deduction
Roszel/Marsico Large Cap Growth Portfolio	100.00%
Roszel/Lord Abbett Affiliated Portfolio	49.80
Roszel/Allianz CCM Capital Appreciation Portfolio	21.45
Roszel/Lord Abbett Mid Cap Value Portfolio	86.94
Roszel/Seligman Mid Cap Growth Portfolio	1.42
Roszel/Allianz NFJ Small Cap Value Portfolio	47.71
Roszel/JPMorgan Small Cap Growth Portfolio	3.66
Roszel/Lord Abbett Bond Debenture Portfolio	3.32

     For the year ended December 31, 2008, the percentage of income earned from direct Treasury obligations are approximated as follows:

Direct
Treasury
Portfolio	Obligations
Roszel/Lord Abbett Bond Debenture Portfolio	1.52%

     Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Long-Term
Portfolio	Capital Gain 20%
Roszel/Marsico Large Cap Growth Portfolio	$352,684
Roszel/Lord Abbett Affiliated Portfolio	6,018,064
Roszel/Allianz CCM Capital Appreciation Portfolio	7,577,394
Roszel/Lord Abbett Mid Cap Value Portfolio	29,928,989
Roszel/Seligman Mid Cap Growth Portfolio	1,403,325
Roszel/Allianz NFJ Small Cap Value Portfolio	14,838,224
Roszel/JPMorgan Small Cap Growth Portfolio	8,593,887
Roszel/Delaware Trend Portfolio	5,271,001
Roszel/Lord Abbett Bond Debenture Portfolio	225,595

87

Trustees and Officers	Investment Manager
Kevin J. Tierney	Roszel Advisors, LLC
Independent Trustee and	1700 Merrill Lynch Drive
Chairperson of the Board	Pennington, NJ 08534

Robert M. Bordeman	Independent Registered
Independent Trustee	Public Accounting Firm
Deloitte & Touche LLP
Lisa Wilhelm Haag	200 Berkeley Street
Independent Trustee	Boston, MA 02116-5022

Deborah J. Adler	Custodian
President	JPMorgan Chase Bank
270 Park Avenue
J. David Meglen	New York, New York 10017
Vice-President
Administrator
Ann M. Strootman	J.P. Morgan Investor Services Co.
Treasurer and Chief Financial Officer	70 Fargo Street
Boston, Massachusetts 02210-2122
Lori M. Salvo
Secretary and Chief Compliance Officer	Transfer Agent
Financial Data Services, Inc.
Frances C. Grabish	4800 Deer Lake Drive East
Assistant Secretary	Jacksonville, Florida 32246-6484

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust’s trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

     This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio’s shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

     The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     The Trust’s proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC’s website at http://www.sec.gov.

MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222	# 101198RR-1208

Item 2. Code Of Ethics.

As of the end of the period, December 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-535-5549.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Robert M. Bordeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bordeman is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for MLIG Variable Insurance Trust by Deloitte & Touche LLP for the years ended December 31, 2008 and 2007 were:

	2008	2007
Audit Fees (a)	$459,400	$461,725
Audit Related Fees (b)	0	0
Tax Fees (c)	63,360	64,960
All Other Fees (d)	0	0
	$522,760	$526,685

(a)

Audit Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for the audits of the Trust’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Portfolios, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by Deloitte & Touche LLP related to attest services in connection with December 31, 2008 annual financial statements.

(c)

Tax Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning. The tax services provided by Deloitte & Touche LLP related to the preparation of the Portfolios’ federal and state income tax returns, excise tax calculations and returns, and a review of the Portfolios’ calculations of capital gain and income distributions.

(d)	All Other Fees: These fees relate to products and services provided by Deloitte & Touche LLP other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2008 and 2007.

(e)(1)

The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)	0%

(f)	N/A

(g)	2008 – $2,500,000 2007 – $3,100,000

(h)

The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule Of Investments

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – See Item 2 Above.

(b)(1)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:	/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
February 27, 2009

By:	/s/ Ann M. Strootman
Ann M. Strootman
Treasurer and Chief Financial Officer
February 27, 2009